UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-21335

Exact name of registrant as specified in charter:	Optimum Fund Trust

Address of principal executive offices:	610 Market Street Philadelphia, PA 19106

Name and address of agent for service:	Anthony G. Ciavarelli, Esq. 610 Market Street Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2023

Item 1. Reports to Stockholders

Annual report

Optimum Fixed Income Fund

Optimum International Fund

Optimum Large Cap Growth Fund

Optimum Large Cap Value Fund

Optimum Small-Mid Cap Growth Fund

Optimum Small-Mid Cap Value Fund

March 31, 2023

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and, if available, their summary prospectuses, which may be obtained by visiting optimummutualfunds.com/ literature or calling 800 914-0278. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Funds are governed by US laws and regulations.

This annual report is for the information of Optimum Fund Trust shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Optimum Fund Trust and the fact sheet for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Unless otherwise noted, views expressed herein are current as of March 31, 2023, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested. Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM which includes investment products and advisory services distributed and offered by and referred through affiliates which include Delaware Distributors, L.P., a registered broker/dealer and member of the Financial Industry Regulatory Authority (FINRA), and Macquarie Investment Management Business Trust (MIMBT), a Securities and Exchange Commission (SEC)-registered investment advisor. Investment advisory services are provided by a series of MIMBT. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

All third-party marks cited are the property of their respective owners.	© 2023 Macquarie Management Holdings, Inc.

Portfolio management review

Optimum Fixed Income Fund	March 31, 2023 (Unaudited)

Performance review (for the year ended March 31, 2023)

Optimum Fixed Income Fund (Institutional Class shares)*	1-year return	-6.01%
Optimum Fixed Income Fund (Class A shares)*	1-year return	-6.21%
Bloomberg US Aggregate Index (benchmark)	1-year return	-4.78%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Fixed Income Fund, please see the table on page 19.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 21 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

*Total returns for the report period presented in the table differs from the return in “Financial highlights.” The total returns presented in the above table are calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total returns presented in “Financial highlights” are calculated in the same manner, but also takes into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.

Fund objective

The Fund seeks a high level of income and may also seek growth of capital.

Advisor

Delaware Management Company (DMC)

Sub-advisor

Pacific Investment Management Company LLC (PIMCO)

Market review

Early 2022 started with concerns over the Omicron COVID-19 variant, together with a focus on inflation and monetary policy tightening. Central bank policy and persistent inflation remained key themes, which, along with geopolitical tumult, a strong US dollar, and COVID-related shutdowns in China, led to significant financial market volatility and the worst bond bear market in many years. The Russian invasion of Ukraine had a major impact on commodities, particularly the energy and agricultural markets, with prices soaring and supplies tightening. This, in addition to COVID-related shutdowns in China, affected the broader inflation picture with the headline US Consumer Price Index (CPI) hitting its highest levels in 40 years.

Throughout 2022, central banks prioritized controlling inflation over the risk of prompting an economic recession. The US Federal Reserve led monetary policy tightening with the upper end of the federal funds target range moving from 0.25% to 4.50%, the highest level since 2007. After pushing back against aggressive policy tightening in early 2022, the European Central Bank hiked its deposit rate from -0.50% to 2.00%.

In developed sovereign bonds, yields rose sharply on persistent inflation and tighter monetary policy. In fact, 2022 saw the largest-ever year-to-date drawdown in the history of the Bloomberg Global Aggregate Index, with a -13.6% trough in October. There was a positive monthly total return in only two months of 2022, and a negative return in every month of the first half of 2022.

The yield moves were led by the front end, as the US 2-year to 10-year Treasury curve inverted, which is historically associated with an increased risk of recession over the following 12-24 months. Risk assets broadly suffered from the combination of hawkish monetary policy, persistent inflation, poor growth expectations, and geopolitical events. Credit spreads widened across corporate, securitized, and emerging market bonds.

At the start of 2023, developed market equities rallied, gaining 7.1% in January. Disinflationary signals and expectations that central banks would slow the pace of interest rate hikes in 2023 drove performance. Renewed hope of a soft landing sparked growth-oriented sectors of the market to rally. In February, persistently high inflation resurfaced as a major headwind to equity performance as central bankers emphasized the need for a prolonged period of tighter financial conditions. Strong US economic data and stickier-than-expected inflation signaled a stronger case for additional interest rate hikes.

After a strong start to March, fallout from the collapse of two US banks – Silicon Valley Bank and Signature Bank – and the takeover of Credit Suisse sent shockwaves through equity markets and fueled fears of a widespread bank run. Equities recovered on the back of a wide-ranging response to stabilize midsize banks in the US and actions of central banks to reinstate confidence in the health of the global banking system.

On the brighter side, higher yields were viewed as an opportunity for many fixed income investors and may have provided important technical support as central banks across most of the developed world raised short-term rates. Indeed, despite the Silicon Valley Bank and Signature Bank defaults and banking sector concerns, credit premiums have yet to match the highs seen during other stress periods. Looking forward, the silver lining for fixed income investors is

Portfolio management review

Optimum Fixed Income Fund

manifest in the higher yields that offer an income buffer against further price volatility.

Source: Bloomberg, unless otherwise noted.

Fund performance

For the fiscal year ended March 31, 2023, Optimum Fixed Income Fund declined, underperforming its benchmark index, the Bloomberg US Aggregate Index, which also declined. The following remarks describe factors that affected relative performance within these respective portions.

DMC

For the fiscal year ended March 31, 2023, DMC’s portion of Optimum Fixed Income Fund underperformed its benchmark, the Bloomberg US Aggregate Index.

In March 2022, the Fed began to raise rates and continued through March 2023 when the federal funds target rate reached a 4.75%-5.00% range. As rates rose, investors gradually shifted focus from inflation risk to recession risk and any unexpected consequences of the rapid liquidity withdrawal.

In managing its portion of the Fund, DMC seeks to be a provider rather than a taker of liquidity. Liquidity, in DMC’s view, enables it to take advantage of periods of uncertainty and provides the investment flexibility to take advantage of market opportunities as they arise. Throughout the most volatile period of the fiscal year, DMC increased its allocation to dislocated sectors, such as investment grade corporate bonds and mortgage-backed securities (MBS) when risk premiums increased amid investor fears. Conversely, DMC reduced allocations to credit-related securities, such as investment grade, high yield, and emerging market debt when liquidity improved, and risk premiums tightened excessively relative to expectations of higher recession risk.

The bank sector tremors in March 2023 detracted from performance as DMC held a modest overweight to certain regional banks. In particular, exposure to Silicon Valley Bank (SVB), which suffered a sudden depositor run and was quickly taken under conservatorship by the Federal Deposit Insurance Corporation (FDIC), was the key detractor from performance in DMC’s portion of the Fund. DMC has retained exposure to SVB securities, as it expects to have a more beneficial recovery outcome post-bankruptcy than the loss that would be incurred from selling securities at distressed market prices. We believe the high-quality assets available to SVB's holding company offer multiple paths to stronger-than-priced recovery scenarios. In addition, holdings in certain other banks that were caught in the headlines detracted from DMC’s performance. DMC’s exposure to senior securities of Citizens Bank N.A., a regional bank, and Credit Suisse AG, eventually taken over by UBS, detracted from performance. DMC reduced its exposure to both issuers but continues to hold positions in its portion of the Fund.

The heightened volatility in risk assets during the 12-month period resulted in indiscriminate underperformance for higher-quality securitized issues. As a result, DMC’s overweight to commercial mortgage-backed securities (CMBS) detracted from performance in its portion of the Fund. The focus on senior structures with ample subordination and fundamentally sound collateral is likely to benefit from an eventual stabilization in volatility, and DMC continues to hold the overweight with an expectation of opportunistically increasing exposure if weakness persists.

Lastly, while DMC reduced its allocation to plus sectors, such as emerging markets and high yield debt, its through-cycle exposure to these sectors modestly detracted from performance in its portion of the Fund in a spread-widening environment. Larger issuers, such as Bausch Health Companies Inc. within high yield corporates, underperformed amid higher volatility. DMC continues to hold exposure.

To manage interest rate risk, DMC positioned its portion of the Fund with a short duration position for most of the fiscal year before shifting to a neutral and long position once 10-year Treasury rates reached 4%. This risk management approach was advantageous to performance, along with positioning exposure to maturities that benefited from yield curve flattening.

In addition, DMC’s disciplined increase of its position in agency MBS to slim its underweight versus the benchmark when valuations became more attractive contributed to performance, as did its preference for higher yielding more-recent securities within the sector.

Within credit securities, DMC’s portion of the Fund benefited from exposure to bank loans such as Viasat Inc., a mobile satellite service provider that profited from new technology and an acquisition. DMC continues to hold the security in its portion of the Fund.

During the fiscal year, DMC used a variety of derivatives, including Treasury futures, options, and credit default swaps. Treasury futures and options were primarily used to manage interest rate risk. Credit default swaps and currency hedges were used to manage credit and foreign exchange risk. The use of derivatives materially contributed to performance for DMC’s portion of the Fund for the fiscal year.

PIMCO

PIMCO’s portion of the Fund underperformed its benchmark, the Bloomberg US Aggregate Index, for the 12 months ended March 31, 2023.

Interest rate strategies contributed to relative performance in PIMCO’s portion of the Fund. An overall underweight to US duration added to performance as US Treasury yields rose during the 12-month period. US yield curve positioning, with a focus on the intermediate portion of the curve, helped performance as short-end rates rose more than intermediate rates. Overall non-US interest rate strategies detracted from performance in PIMCO’s portion of the Fund, including exposure to Italian and Canadian duration as yields rose in these regions. This was partially offset by contributions from short exposure to UK interest rates as gilt yields also rose over the fiscal period. Lastly, emerging market interest rate strategies, including an allocation to Brazilian and Mexican local rates, detracted from PIMCO’s performance.

Spread sector strategies weighed on performance for PIMCO. Mortgage strategies modestly detracted from performance in PIMCO’s portion of the Fund. An overall underweight to agency MBS added to performance as the sector underperformed like-duration Treasurys while holdings of select non-agency MBS detracted from returns as non-agency mortgage spreads widened. Credit strategies detracted from performance for PIMCO’s portion of the Fund, including an allocation to high yield corporate credit, as high yield corporate credit spreads widened. Within investment grade corporate credit, contributions from an underweight to the sector were offset by security selection within financial names. Lastly, an allocation to US Treasury inflation-protected securities (TIPS) contributed to performance in PIMCO’s portion of the Fund, as inflation expectations rose.

Currency strategies were negative for PIMCO’s relative performance, including exposure to the Japanese yen and a basket of emerging market currencies that depreciated relative to the US dollar during the fiscal year.

At the end of the Fund’s fiscal year, PIMCO was modestly underweight duration, favoring US duration along with hedges in select regions such as the UK. PIMCO also held some diversifying rate exposure in Latin America, namely in higher-rated countries with what it viewed as compelling yield levels, benign inflation, and credible central banks.

Regarding spread strategies, PIMCO’s portion of the Fund was opportunistic in corporate credit while maintaining an underweight to generic investment grade corporate credit. PIMCO maintained diversified credit exposures and had a bias toward shorter-maturity and high-quality names while de-emphasizing generic corporate credit exposure. PIMCO actively sought compelling name and sector exposure given dispersion within the credit market. Within agency MBS, PIMCO favors higher coupons that it believes will be less likely to be affected by the Fed’s balance sheet unwind. PIMCO also continues to favor senior positions in mortgage credit given the inherent fundamental strength and the deleveraging nature of the asset.

PIMCO remains tactical with currency positioning and expects to find more individual currency opportunities over time. It will continue to seek opportunities from overshoots and undershoots that provide what PIMCO considers to be attractive risk-reward profiles and the ability to diversify sources of return.

PIMCO used credit default swaps, forwards, futures, interest rate swaps, options, and swaptions during the fiscal year, but these derivatives did not have a material impact on performance within its portion of the Fund during the fiscal year.

Portfolio management review

Optimum International Fund	March 31, 2023 (Unaudited)
Performance review (for the year ended March 31, 2023)
Optimum International Fund (Institutional Class shares)	1-year return	-7.24%
Optimum International Fund (Class A shares)	1-year return	-7.49%
MSCI ACWI (All Country World Index) ex USA Index (net) (benchmark)	1-year return	-5.07%
MSCI ACWI (All Country World Index) ex USA Index (gross)	1-year return	-4.57%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum International Fund, please see the table on page 22.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 23 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks long-term growth of capital and may also seek income.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Acadian Asset Management LLC (Acadian)
Baillie Gifford Overseas Limited (Baillie Gifford)

Market review

Global equity markets, as measured by the MSCI World Index (net) were down 7.02% for the fiscal year ended March 31, 2023, marking a highly challenging year for investors. In the second quarter of 2022, global equities had fallen 16.2%, the eighth-largest quarterly decline for global stocks in 50 years. Notably, both developed and emerging markets lagged as historically high levels of inflation, exacerbated by the Russia-Ukraine war and its effect on global food and energy prices, rattled world markets. Markets rebounded somewhat in the final half of the Fund's fiscal year.

Investors were concerned with inflation and the seismic shift in monetary policy that characterized the effort to control it throughout the fiscal year. Growth stocks suffered as the US Federal Reserve initiated a series of aggressive rate hikes that soared from near zero at the beginning of the 12-month period to a range of 4.75% to 5.0% at the end.

The Fed was joined by major central banks around the world, all raising interest rates to curb inflation despite concern that these actions could tip the global economy into a recession. After markets rallied in July, world stocks lost $9 trillion in value during a selloff that followed in August and September.

A milder-than-expected winter and timely investment in energy storage mitigated the effect of the Russia-Ukraine war on energy supplies and prices. Particularly in Europe, bottlenecks eased, and gas and electricity prices declined. At the same time, in the lead-up to the Chinese New Year, the Chinese Communist Party terminated its zero-COVID policy, boosting domestic demand for goods and services while providing relief to global supply-chain issues.

In the final month of the Fund’s fiscal year, the collapse of Silicon Valley Bank and Signature Bank in the US and Credit Suisse in Europe raised immediate concerns about the health of the financial system. As the fiscal period ended, those concerns eased somewhat as it appeared that the banking system was generally sound.

Source: Bloomberg, unless otherwise noted.

Fund performance

For the fiscal year ended March 31, 2023, Optimum International Fund declined, underperforming its benchmark, the MSCI ACWI ex USA Index (net), which also declined. Both Acadian’s and Baillie Gifford’s portions of the Fund underperformed the benchmark. Stock selection was a key detractor from performance in both Acadian’s and Baillie Gifford’s portions of the Fund. An allocation to China benefited both Acadian’s and Baillie Gifford’s portions of the Fund, as the lifting of COVID-19 restrictions enabled the economy to rebound while easing global supply-chain disruptions.

Acadian

Acadian focuses on its disciplined, value-focused, multi-factor approach and seeks to manage the Fund with consistency, objectivity, and appropriate risk controls. While the fiscal year was extremely challenging, as long-term investors, Acadian recognizes the inevitability of such episodes. Acadian’s approach to these extremes is to maintain a calm and measured perspective, removing emotion. Acadian believes it is counterproductive to overreact to exceptional conditions by making wholesale changes to its quantitative model that has proven to be robust over the long term. Acadian remains confident in the resiliency and long-term efficacy of its process.

A combination of stock selection and an overweight position in the energy sector, along with advantageous stock selection in the communication services sector, contributed to relative performance in Acadian’s portion of the Fund. Energy was a significant concern for investors throughout the 12-month period, as tight supplies and rising demand fueled high energy prices. Acadian believes that concern is expected to continue as energy supply is likely to remain constrained due to disruptions stemming from the Russia-Ukraine war and years of low investment in production.

Meanwhile, the relentless pressure of inflation weighed on consumer confidence during the year and ultimately detracted from performance in the materials and consumer staples sectors as well as in Acadian’s portion of the Fund overall. Acadian’s exposure to the financials sector also detracted from performance in its portion of the Fund during the fiscal period.

Whitehaven Coal Ltd. and Novo Nordisk AS were leading contributors to relative performance in Acadian’s portion of the Fund for the fiscal year. Shares of Australian coal mining company Whitehaven surged as coal prices benefited from the global energy supply constraints the war in Ukraine created. At the end of the fiscal year, Acadian’s alpha forecast for Whitehaven was positive, driven by what it viewed as attractive quality and value measures. (Alpha is a measure of risk-adjusted performance.)

A holding in the Danish pharmaceutical giant Novo Nordisk proved successful for the fiscal period for Acadian’s portion of the Fund, as the company benefited from major market interest in semaglutide, a prescription drug that is a key component in diabetes and weight-loss medications. At the end of the fiscal year, Acadian’s alpha forecast for Novo Nordisk was favorable, owing to what it considered to be a combination of attractive technical, quality, and growth signals.

JBS SA and Sonova Holding AG were two leading detractors from performance in Acadian’s portion of the Fund for the fiscal year.

A position in Brazilian meat-processing company JBS detracted from relative returns for Acadian’s portion of the Fund, as consumer concern over the ethical and environmental effect of the cattle ranching industry, particularly in the Amazon, dampened the share price. At the end of the fiscal year, Acadian’s alpha forecast for JBS was slightly negative, owing mainly to an unfavorable outlook from Acadian’s top-down model, which looks at broad economic factors. Acadian continues to hold a small weighting in JBS in its portion of the Fund.

A position in Swiss hearing-aid company Sonova proved costly for Acadian’s portion of the Fund. Soaring costs and subdued demand from consumers hit hard by inflation weighed on the company. As a participant in the higher-priced hearing-aid market and distribution channel, Sonova also faced new competition from lower-priced hearing aids that can now be sold over the counter. At period end Acadian’s alpha forecast for Sonova was modestly positive, due largely to what it viewed as a favorable quality outlook.

At the end of the fiscal year, the largest country overweights in Acadian's portion of the Fund were Australia, China, and Israel. The largest underweight positions were in Japan, Switzerland, and the UK. In terms of sector positioning, Acadian’s focus for its portion of the Fund was on industrials, energy, and materials. Its largest underweight positions were in financials, consumer staples, and utilities.

Baillie Gifford

Baillie Gifford maintains its investment philosophy and process through changing market environments. Baillie Gifford fundamentally believes in long-term investing, and that share prices ultimately follow earnings growth. Baillie Gifford is focused on finding companies whose ability to generate earnings growth is independent of a particular market environment.

Although the Fund’s fiscal year was a difficult investment environment, Baillie Gifford remained focused on assessing each individual portfolio holding according to its merits. The volatility during the 12-month period gave Baillie Gifford, as a bottom-up (stock-by-stock) investor, the opportunity to add what it viewed as attractive companies at valuations not seen since the start of 2020.

From a sector perspective, industrials detracted the most from relative performance within Baillie Gifford’s portion of the Fund. Baillie Gifford’s exposure to industrials included a company specializing in innovative carbon capture, an auctioneer, and companies engaged in industrial automation. Baillie Gifford views its exposure to this sector as a mix of high-quality companies driven by idiosyncratic growth that it believes could play out in the long term.

While the lack of exposure to the energy sector also detracted from Baillie Gifford’s portion of the Fund, Baillie Gifford thinks these companies are reliant on increasing energy prices that are ultimately out of their control.

Two contributing sectors to performance within Baillie Gifford’s portion of the Fund were information technology (IT) and materials. Its holdings were comprised of several IT platforms across different regions and industries, including ecommerce, financial technology, wealth management, and real estate. These are businesses that Baillie Gifford believes can grow rapidly and improve inefficiencies in

Portfolio management review

Optimum International Fund

their respective marketplaces. An underweight position in materials also aided performance within Baillie Gifford’s portion of the Fund for the fiscal year.

MercadoLibre Inc. and CRH PLC were leading individual contributors to relative performance in Baillie Gifford’s portion of the Fund. The share price of MercadoLibre, Latin America’s leading ecommerce and online payments business, recovered strongly during the period. One of its main competitors, Americanas SA, recently filed for bankruptcy. MercadoLibre also reported strong recent quarterly results. The business continues to execute well, and Baillie Gifford added to its position.

Irish building materials business CRH also executed well and was rewarded by investors. Baillie Gifford thinks the company may benefit from stimulus measures in the US. Additionally, the company’s shift from being a pure building materials provider to offering higher-value solutions is driving margins upwards. CRH has put cash aside and is prepared to make value-accretive acquisitions, growing dividends and share buybacks.

Kingspan Group PLC and MonotaRo Co. Ltd. were two leading detractors from relative performance in Baillie Gifford’s portion of the Fund. Although both businesses met expectations from an operational perspective, they suffered from share-price weakness on the back of general sentiment and concern about a deteriorating economic outlook. Baillie Gifford continues to hold both companies, as it believes that their long-term growth opportunities remain strong.

Kingspan, an Irish insulation materials business, recently reported strong results that were in line with company guidance. Baillie Gifford found it encouraging that the company was able to raise prices to offset cost increases. Management also demonstrated a prudent approach to balance-sheet management and the discipline to acquire assets at sensible valuations.

MonotaRo, a Japanese maintenance, repair, and organization business, endured a difficult period in share-price terms despite strong execution. In its most recent results, the business reported 19% year-over-year revenue growth, exceeding management’s forecasts. The company’s progress in developing its digital offering is also encouraging. Although the market worries about the challenges presented by a weaker economic environment and rising input costs, Baillie Gifford remains optimistic, noting the company’s long runway of structural growth ahead and strong record of execution.

Overall, Optimum International Fund used derivatives, including foreign currency exchange contracts, during the fiscal year. However, these had a minimal effect on performance.

Portfolio management review

Optimum Large Cap Growth Fund	March 31, 2023 (Unaudited)
Performance review (for the year ended March 31, 2023)
Optimum Large Cap Growth Fund (Institutional Class shares)	1-year return	-14.59%
Optimum Large Cap Growth Fund (Class A shares)	1-year return	-14.76%
Russell 1000® Growth Index (benchmark)	1-year return	-10.90%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Large Cap Growth Fund, please see the table on page 25.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 26 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Fund objective

The Fund seeks long-term growth of capital.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Los Angeles Capital Management LLC (Los Angeles Capital)
American Century Investment Management Inc. (American Century)

Significant Fund events

Effective July 22, 2022, American Century Investment Management, Inc. (American Century) replaced T. Rowe Price Associates, Inc. (T. Rowe Price) as one of the Fund's sub-advisors. American Century will manage the Fund along with Los Angeles Capital Management, LLC, the Fund's other sub-advisor.

Effective January 17, 2023, Los Angeles Capital replaced ClearBridge Investments, LLC (ClearBridge) as one of the Fund’s sub-advisors. Los Angeles Capital will manage the Fund along with American Century, the Fund’s other sub-advisor.

Market overview

The Fund's fiscal year ended March 31, 2023, was most notable for the most pervasive bout of inflation seen in 40 years and the US Federal Reserve’s rapid and aggressive effort to bring it under control. Beginning just a month prior to the start of the fiscal period, the Fed began raising interest rates, from near zero in March 2022 to a range of 4.75% to 5.00% by period end.

Inflationary pressures seemed not to respond at first, as the core inflation rate (excluding food and energy) rose to 6.6% in September before showing signs of easing. At the end of the fiscal year, however, inflation had dropped to 5.5%, still well above the Fed’s 2.0% target, but which investors took as a sign that the Fed was nearing the end of its rate-hike campaign.

While large-cap growth equities declined 10.9% overall in the fiscal year, as measured by the Russell 1000 Growth Index, the period ended on an up note as the asset class gained 14.4% in the final three months of the period, overcoming the threat of a banking collapse spawned by the failures of Silicon Valley Bank and Signature Bank in early March 2023. The sustained rise of interest rates throughout the period pressured the banks’ balance sheets to the point of collapse. Financial markets initially declined, as investors feared the problem might be widespread. The Fed quickly intervened, however, both guaranteeing all deposits and assuring investors that the banking system was sound. Nonetheless, there was a noticeable flight of deposits from banks in the last weeks of the period, foreshadowing a credit crunch that may portend economic weakness in the months ahead.

Source. Bloomberg, unless otherwise noted.

Fund performance

Optimum Large Cap Growth Fund posted a negative return that underperformed its benchmark, the Russell 1000 Growth Index, which also declined for the Fund’s fiscal year ended March 31, 2023. Both the T. Rowe Price and the Los Angeles Capital portions of the Fund underperformed relative to the benchmark during their respective management periods, while the American Century portion of the Fund performed generally in line with the benchmark and the ClearBridge portion of the Fund outperformed during their respective management periods.

While performance in individual sectors varied among the four managers depending on specific stock selection, one trend was clear: early in the fiscal year, the high-growth companies in the Fund suffered as higher yields pressured share prices. As the economic and market environments improved late in the fiscal period, high-growth companies rallied, finding increased favor with investors who had earlier been enamored with value stocks.

Portfolio management review

Optimum Large Cap Growth Fund

ClearBridge

ClearBridge normally invests in equity securities (or other instruments with similar economic characteristics) of US companies with large market capitalizations. ClearBridge’s core holdings are large-cap companies that it believes to be dominant in their industries due to product, distribution, or service strength.

During the time that ClearBridge managed its portion of the Fund it transitioned its portfolio into companies that possessed what it believed were the most attractive growth profiles over the next three to five years.

The consumer staples and consumer discretionary sectors were the primary contributors to performance in the ClearBridge portion of the Fund while information technology (IT) was the primary detractor from performance. Higher yields pressured valuations of long-duration growth companies, many of which reside in the IT sector and whose profits are discounted well into the future.

W.W. Grainger Inc., in the industrials sector, is a global distributor of maintenance, repair, and operating products and services. The company was a leading contributor for the ClearBridge portion of the Fund. The shares were supported by earnings that handily beat consensus expectations.

Monster Beverage Corp. also contributed significantly for ClearBridge’s portion of the Fund. In the consumer staples sector, Monster Beverage is a marketer and distributor of carbonated and non-carbonated energy drinks, shakes, and teas. In addition to its defensive characteristics that were in favor throughout 2022’s volatility, robust sales growth and declining prices for aluminum, a key input cost, have boosted Monster Beverage's stock.

Amazon.com Inc. was a leading detractor from performance for ClearBridge. The consumer discretionary company operates the leading ecommerce and hybrid cloud services platforms and has a burgeoning advertising business. A weaker-than-expected revenue forecast that indicated slowing demand in Amazon’s retail and cloud businesses negatively affected the stock.

Meta Platforms Inc. also detracted from performance in ClearBridge’s portion of the Fund. In the communication services sector, the company is a leading social media and digital advertising platform that operates the Facebook and Instagram social networks. A cyclical slowdown in digital advertising spending in its latest quarterly results pressured Meta shares.

T. Rowe Price

T. Rowe Price normally invests in stocks of large-capitalization companies with one or more of the following characteristics: strong cash flow and an above-average rate of earnings growth; the ability to sustain earnings momentum during economic downturns; and occupation of a lucrative niche in the economy and ability to expand even during times of slow economic growth. T. Rowe Price seeks to invest in high-quality businesses that can either provide defense in down markets or have the potential to outperform once inflation concerns are in the rear view.

Although security selection was the main driver for its relative underperformance, sector allocation also had a negative effect during the time that T. Rowe Price managed its portion of the Fund.

Consumer discretionary was the leading relative detractor in the T. Rowe Price portion of the Fund, primarily owing to stock selection. Within the sector, shares of online travel agency Expedia Group Inc. tumbled, reflecting the geopolitical tensions and inflationary pressures the global economy faced. Following the setback from the pandemic, travel in Europe was further affected by Russia’s invasion of Ukraine. This hurt Expedia’s retail segment, a major contributor to its revenues. Amazon.com Inc. also was a significant detractor in the T. Rowe Price portion of the Fund.

Stock choices and an overweight allocation in communication services likewise hindered relative returns in the T. Rowe Price portion of the Fund. Shares of Snap Inc. sold off sharply after management signaled a significant drop in advertising demand with macro headwinds putting downward pressure on advertiser budgets. Snap markets mobile-camera social media and technology-based applications to send and receive photos. The company’s gaming arm suffered due to a ban in the high-growth market of India coupled with the reopening of the global economy.

In contrast, stock selection in industrials and business services contributed to relative results in the T. Rowe Price portion of the Fund. Shares of FedEx Corp. advanced on forward guidance that exceeded consensus expectations with an emphasis on margin improvement in all business segments.

American Century

American Century seeks to invest in innovative, well-run companies that are reimagining their markets or creating entirely new ones. American Century takes a long-term view across the corporate life cycle, looking for companies in the early stages of growth and holds those companies over time, allowing them to potentially compound value for shareholders. Even during volatile, trying times, American

Century does not capitulate or change its approach, instead committing even stronger to fundamental research, risk controls, and diversification.

During the time that American Century managed its portion of the Fund, stock selection in the healthcare and financials sectors contributed the most to performance relative to the benchmark in the American Century portion of the Fund. Positioning in the industrials and IT sectors detracted from relative performance for American Century.

The leading individual contributor to relative performance in the American Century portion of the Fund was healthcare company Regeneron Pharmaceuticals Inc. The company reported better-than-expected revenue and earnings and announced strong trial results for Eylea, its drug for wet age-related macular degeneration. The results appear to be best in class and extend patent protection.

Another contributor to relative results in the American Century portion of the Fund was fast-casual restaurant chain Wingstop Inc. The company enjoyed strong unit growth and same-store sales growth. Its digital strategy is a key driver of transaction growth. During the reporting period, Wingstop reported strong results. New menu items and delivery platforms helped Wingstop achieve revenue and earnings that were much better than expected.

At the other end of the spectrum, Tesla Inc. was the leading detractor from relative performance in the American Century portion of the Fund. The electric vehicle maker’s stock struggled amid last year’s growth stock selloff and questions about CEO Elon Musk’s focus on Twitter. Tesla also faced concerns about softening demand amid a challenging macroeconomic environment. American Century retains high conviction in the stock and continues to hold the stock in its portion of the Fund. Given the company’s potential to transform industries, such as electric vehicles, self-driving cars, and power storage, American Century believes it’s short-sighted to react to every headline. American Century thinks short-term overreactions fail to take a holistic view of the company and its potential long-term business opportunities.

Advanced Drainage Systems Inc. was another notable detractor from relative results for the American Century portion of the Fund. The company is the leading provider of plastic-based solutions for stormwater and septic applications. The stock fell when the company lowered its revenue outlook but maintained earnings expectations. American Century added to the position on weakness, as its thesis around margin improvement and free cash flow generation remains intact.

Los Angeles Capital

Los Angeles Capital addresses the need for a forward-looking systematic approach to equity management, that allows for breadth of coverage, while seeking to avoid historical biases that can dictate traditional quantitative approaches. With an investment philosophy underpinned by Investor Preference Theory®, and an implementation process driven by a proprietary, dynamic model, Los Angeles Capital constructs portfolios that are designed to adapt and evolve to today's economic environment.

Los Angeles Capital’s investment process regularly surveys the market to understand what characteristics are driving investor preferences today. Rising uncertainty in the banking sector and ongoing inflationary and recessionary concerns have contributed to a more measured view among investors for valuation and risk.

During the time Los Angeles Capital managed its portion of the Fund, the financial and transportation sectors contributed to performance relative to the Russell 1000 Growth Index, while the technology and consumer cyclical sectors detracted from performance. Stock selection within the financial sector was particularly beneficial, whereas the Los Angeles Capital portion of the Fund benefited from both stock selection and an average underweight to the transportation group.

Technology and consumer cyclicals were beneficiaries of the market environment in 2023 as investors sought secular growth opportunities and the Los Angeles Capital portion of the Fund profited from its average overweight to those sectors. However, stock selection within each category held performance back.

Broadcom Inc. and Monolithic Power Systems Inc. were two notable contributors to relative returns for Los Angeles Capital in the technology sector during the management period. Both companies exhibited positive analyst sentiment and management quality relative to the broader US large-cap equity universe. Investors rewarded these two fundamental attributes during the reporting period.

NVIDIA Corp. and Microsoft Corp. were two notable detractors from relative performance for the Los Angeles Capital portion of the Fund during the reporting period. Because the stocks saw strong performance in 2023, the portfolio’s underweight allocations weighed down relative returns. Fundamental momentum has improved for these two firms, and should it persist, Los Angeles Capital believes the portfolio allocations should grow as market participants seek higher-quality growth opportunities in a weaker economic environment.

Neither American Century nor Los Angeles Capital utilized derivatives within the Fund during the fiscal year.

Portfolio management review

Optimum Large Cap Value Fund	March 31, 2023 (Unaudited)
Performance review (for the year ended March 31, 2023)
Optimum Large Cap Value Fund (Institutional Class shares)	1-year return	-5.40%
Optimum Large Cap Value Fund (Class A shares)	1-year return	-5.61%
Russell 1000® Value Index (benchmark)	1-year return	-5.91%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Large Cap Value Fund, please see the table on page 28.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 29 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Fund objective

The Fund seeks long-term growth of capital and may also seek income.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Massachusetts Financial Services Company (MFS)
Great Lakes Advisors, LLC (Great Lakes) (formerly, Rothschild & Co)

Significant Fund event

Rothschild & Co Asset Management US (“Rothschild & Co”), the prior sub-advisor on the Fund, recently informed the Fund that Wintrust Financial Corporation (“Wintrust”) entered into an agreement to acquire Rothschild & Co (the “Transaction”). As part of the Transaction, Wintrust merged Rothschild & Co into Great Lakes Advisors, LLC (“Great Lakes”), an investment advisor wholly owned by Wintrust, as of the closing of the Transaction. The Transaction closed on April 3, 2023.

Market review

The most persistent and rapid bout of inflation in 40 years characterized the Fund's fiscal year ended March 31, 2023. The primary fuel for inflation was the unprecedented amount of fiscal and monetary stimulus provided during the pandemic. It was ignited by the boundless consumer demand that followed the lifting of economic restrictions, a breakdown in the global supply chain, and the disruption of energy supplies after the outbreak of war in Ukraine. The result was runaway prices throughout the global economy.

Within equity markets, value stocks outperformed growth stocks for much of the fiscal year, before reversing course toward the end of the period.

When the fiscal year began, the US Federal Reserve had just initiated a series of rate hikes to dampen inflation and was soon joined by other global central banks. Interest rates rose substantially throughout the 12-month period and, as the end of the fiscal year approached, it appeared that inflation was beginning to ease. The full effect of tighter monetary policy may not be felt for some time, however, given that monetary policy works with long and variable lags.

In the final month of the Fund’s fiscal year, higher rates caused visible stress for some small and regional US banks, culminating in the failures of Silicon Valley Bank and Signature Bank. Both banks lost depositors as customers sought higher yields on their savings. Given the importance of small- and mid-sized lenders to the provision of credit in the US, investors grew concerned that credit availability could shrink, leading to slower economic growth. On a more upbeat note, China’s abandonment of its zero-COVID policy unleashed pent-up demand in the world’s second-largest economy and led to improvements in the global supply chain.

Against an environment of still-tight labor markets, tighter global financial conditions, and volatile materials prices, investors grew concerned over the possibility that corporate profit margins may be past their peak in this cycle. That said, signs that supply chains have generally normalized, the lifting of COVID-19 restrictions in China, low levels of unemployment across developed markets, and hope that inflation levels may have peaked were supportive factors for the macroeconomic backdrop.

Source: Bloomberg, unless otherwise noted.

Fund performance

Optimum Large Cap Value Fund posted negative returns but outperformed its benchmark, the Russell 1000 Value Index, which also declined, for the Fund’s fiscal year ended March 31, 2023. Both the MFS and Great Lakes portions of the Fund outperformed the benchmark return.

The MFS portion of the Fund benefited from stock selection in the financials and information technology (IT) sectors, overcoming underperformance attributable to both stock selection and an underweight in the energy sector. Stock selection in the communication services sector also detracted from performance in the MFS portion of the Fund. In contrast, in Great Lakes’ portion of the Fund, outperformance was supported largely by favorable sector allocation which overcame modest underperformance attributable to stock selection. Overweight positioning in manufacturing, energy, and technology stocks contributed to performance in the Great Lakes portion of the Fund and was supported by favorable stock selection in those sectors. Great Lakes also maintained a position in cash throughout the fiscal year, which was beneficial in a down market.

MFS

MFS has maintained a consistent investment approach since this strategy’s inception. For its portion of the Fund, MFS uses a long-term time horizon in making investment decisions. MFS maintains a disciplined investment philosophy and process that is always focused on investing in high-quality companies trading at what it views as inexpensive valuations. As was the case last year, MFS assessed the impact of significant changes in the global economic outlook. During the fiscal year, these included rising inflation, interest rates, uncertain monetary policy, slowing growth, and the war in Ukraine.

An overweight position in The Progressive Corp., an insurance holding company, was a leading contributor to relative performance versus the benchmark in the MFS portion of the Fund. During the fiscal year, the company continued its impressive run of outperforming the market. The MFS allocation to the financials sector also benefited from a lack of investment in Bank of America Corp., which performed poorly during the fiscal year.

KLA Corp., a manufacturer and marketer of process-control equipment for the semiconductor industry, was an out-of-benchmark IT sector investment and a leading contributor to relative performance in the MFS portion of the Fund. MFS believes the company has been and will continue to be well positioned to benefit from the increasing complexity of semiconductor-wafer manufacturing.

Contributing to relative performance for the MFS portion of the Fund were overweight positions in industrial products and equipment manufacturer Illinois Tool Works Inc.; global security company Northrop Grumman Corp.; pharmaceutical company Merck & Co. Inc.; and health services company McKesson Corp. Additionally, a lack of investment in poorly performing diversified entertainment provider The Walt Disney Co. contributed to relative results versus the benchmark in the MFS portion of the Fund.

The energy sector performed well throughout much of the fiscal year as prices rose, resulting from both a post-recession boost in demand and the curtailment in supply following Russia’s invasion of Ukraine. The MFS portion of the Fund lacked an investment in integrated oil and gas company ExxonMobil Corp., which detracted from relative performance.

In the communications sector, an overweight investment in cable services provider Charter Communications Inc. detracted from performance in the MFS portion of the Fund, as the company significantly missed earnings in the fourth quarter of 2022. A lack of investment in Meta Platforms Inc., operator of Facebook and other social-media services, and in Netflix Inc., a provider of internet TV and movie-subscription services, also detracted from relative returns in the MFS portion of the Fund.

Stocks in other sectors that detracted from relative performance included MFS’s overweight positions in railroad and freight transportation services provider Union Pacific Corp., energy products and services supplier Dominion Energy Inc., consulting and IT services provider Accenture PLC, diversified financial services firm The PNC Financial Services Group Inc., and power and hand tools manufacturer Stanley Black & Decker Inc.

MFS exited its position in Stanley Black & Decker during the fiscal year. MFS continued to hold the other named detractors. Union Pacific is among potential beneficiaries of the long-term secular tailwind provided by the growth of ecommerce and enjoys embedded barriers to entry through its physical rail network. Dominion Energy is a regulated utility that stands to benefit as the power grid transitions to more renewable energy sources. IT consulting firm Accenture has long-range opportunities in helping its customers navigate the accelerated digitization of business taking place across industries. MFS continued to view PNC Financial Services Group as well positioned among regional bank peers given the strength of its balance sheet, funding sources, and capital levels.

Avoiding strong-performing biotech firm Gilead Sciences Inc. also detracted from relative performance in the MFS portion of the Fund.

Great Lakes

Great Lakes, formerly Rothschild & Co., employs an integrated approach that balances quantitative analysis, fundamental research, and risk management guidelines to identify stocks of companies it believes possess attractive relative valuation and an ability to exceed market expectations. Great Lakes’ investment process has been stable through many market cycles, maintaining a consistent approach even as economic and market environments fluctuate. Great Lakes believes that the market environment experienced during the most recent fiscal period was unprecedented, reflecting the Russia-Ukraine war, global central bank monetary tightening, and

Portfolio management review

Optimum Large Cap Value Fund

the failure of several banks. Great Lakes believes environments such as this, characterized by volatility, can unearth opportunities as pricing inefficiencies develop at the stock level, which is where Great Lakes focuses its attention.

Technology company ON Semiconductor Corp. was a leading contributor to relative performance in the Great Lakes portion of the Fund, even as the IT sector as a whole underperformed. The company is a leading supplier of semiconductors to broad end markets, including the automotive and industrial segments. ON Semiconductor has executed well in expanding margins and diversifying away from commoditized products. The next leg of its growth strategy is in silicon carbide relationships with major automotive companies. Two other IT companies that contributed to performance in Great Lakes’ portion of the Fund were Broadcom Inc. and Motorola Solutions Inc.

Manufacturing company Quanta Services Inc. was another leading contributor to performance for Great Lakes as the entire manufacturing sector outperformed. Quanta Services is an engineering and construction firm servicing utilities and telecommunications companies. Quanta Services benefited from strong secular spending trends by the utilities in transitioning to renewable energy and upgrading electric grids. Other contributors in the manufacturing sector included diversified manufacturer Parker-Hannifin Corp. and heavy equipment manufacturer Caterpillar Inc.

Telecommunications services provider Alphabet Inc. was a leading detractor from performance in the Great Lakes portion of the Fund.

The global provider of technology and related services, and best known for its Google search engine, was weak as Fed tightening resulted in a rotation from growth-oriented stocks that afflicted the technology sector generally. The company also confronted adverse company-specific news, including regulatory headwinds, slowing end-market trends, and increased competition. Great Lakes continues to hold the shares due to the stock’s attractive relative cash flow valuation metrics, the company’s dominance in important end markets, and optionality to expense-reduction efforts.

Real estate investment trust Boston Properties Inc. also detracted from performance for Great Lakes during the fiscal year. The company is a large owner of Class A office buildings in major cities. Its fundamentals have weakened against the backdrop of work-from-home trends and high office vacancies, which are pressuring results. Broader industry concerns, including higher interest rates, have weighed on the shares of the major owners of office properties. Great Lakes exited the position in its portion of the Fund during the fiscal year.

Other notable detractors from performance in the Great Lakes portion of the Fund included medical device manufacturer Baxter International Inc., online payments company PayPal Holdings Inc., consumer banking giant Bank of America Corp., and financial services provider The Charles Schwab Corp.

Neither Great Lakes nor MFS utilized derivatives within the Fund during the fiscal year.

Portfolio management review

Optimum Small-Mid Cap Growth Fund	March 31, 2023 (Unaudited)
Performance review (for the year ended March 31, 2023)
Optimum Small-Mid Cap Growth Fund (Institutional Class shares)	1-year return	-12.86%
Optimum Small-Mid Cap Growth Fund (Class A shares)	1-year return	-13.08%
Russell 2500™ Growth Index (benchmark)	1-year return	-10.35%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Small-Mid Cap Growth Fund, please see the table on page 30.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 31 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Fund objective

The Fund seeks long-term growth of capital.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Principal Dynamic Growth (PDG)
Peregrine Capital Management, LLC (PCM)

Market review

Throughout the Fund’s fiscal year ended March 31, 2023, equity markets were turbulent and challenging, characterized by a series of sharp declines interspersed with rebounds and reversals. The early months of the 12-month period featured double-digit market declines and was an especially challenging period for growth stocks. Small- to mid-cap stocks also significantly lagged their larger-cap peers. This reflected a sharp tightening of monetary conditions, rising bond yields, and the shock of Russia’s invasion of Ukraine, all of which were especially detrimental to longer-duration growth stocks. Energy stocks advanced by double digits in tandem with the spikes in oil and gas prices, although this was of little benefit to the small- to mid-cap growth universe.

Markets then staged a spirited rebound rally in June and early July, only to reverse course once again and slump through October, reaching new lows, driven by hawkish US Federal Reserve rhetoric and further interest rate hikes. Thanks to weaker-than-predicted inflation readings, markets rebounded sharply again in November and rallied through February 2023. More selling pressure ensued in March, as regional banking strains were ignited by the abrupt deposit runs at Silicon Valley Bank and Signature Bank. Encouragingly, prompt actions by the Federal Deposit Insurance Corporation (FDIC), the US Treasury, and the Fed appeared to avert further contagion, allowing market volatility to subside.

While the level of investor anxieties remained high at the end of the Fund’s fiscal year, these levels abated when the potential for a broader banking contagion seemed contained. The focus now for many investors is on the effect of the crisis on the availability of credit and the potential impact that tightening financial conditions could have on economic growth and market returns.

Source: Bloomberg, unless otherwise noted.

Fund performance

Optimum Small-Mid Cap Growth Fund underperformed its benchmark, the Russell 2500 Growth Index, for the fiscal year. PDG’s portion of the Fund trailed the benchmark as relatively cheap stocks outperformed the secular growth stocks that PDG favors. PCM’s portion of the Fund outperformed the benchmark, driven by stock selection in the consumer staples and consumer discretionary sectors.

PDG

Amid the chaotic market backdrop, sector and style leadership swung wildly throughout the period, with value stocks dramatically outperforming for much of the Fund’s fiscal year, followed by a sharp rebound in favor of growth over the final five months. Within the small- to mid-cap universe, results for growth and value finished the period neck in neck, masking the inter-period swings. However, both absolute and benchmark relative returns proved disappointing for PDG’s portion of the Fund.

The shortfall in relative portfolio results was concentrated primarily in the final quarter of calendar 2022, especially November amid the sharp rebound that was marked by outperformance among relatively cheap stocks at the expense of secular growth stocks, which PDG believes have strong fundamentals. It is these stocks that are typical of PDG’s investment discipline. Most notably, stocks in the highest quartile of sales growth lagged those in the lowest quartile by one of the widest margins in years.

Portfolio management review

Optimum Small-Mid Cap Growth Fund

There were no changes to PDG’s philosophy and process during the fiscal year. Reflecting the significant tightening of monetary conditions, rising bond yields, and increased risks of recession during the 12-month period, PDG consciously sought to reduce exposure to macroeconomic cyclicality, while opportunistically adding to durable structural growth beneficiaries that had been disfavored and derated during the fiscal year.

During the fiscal year, healthcare was the most challenging sector for PDG’s portion of the Fund. Its shortfalls reflected both derating of certain secular growth stocks it held as well as strong performance among stocks not held in PDG’s portion of the Fund. Industrials also detracted from performance as supply-chain challenges hurt certain holdings during the 12-month period.

Plug Power Inc. was among the largest individual detractors. Plug Power, a leading provider of hydrogen fuel cells and electrolyzers, was purchased when it appeared that demand for electrolyzers was set to accelerate following passage of the Inflation Reduction Act of 2022. This Act provided substantial tax credits for clean hydrogen producers in the US for several years to come. The stock subsequently underperformed, however, due to supply chain constraints squeezing its near-term profit margin and revenue performance. PDG sold the position from its portion of the Fund, given uncertainty over the timing of potentially improved revenue and earnings.

Shares of Qualtrics International Inc., a cloud-based software provider that is focused on innovative customer surveys and customer experience management, declined for the fiscal year. PDG owned Qualtrics in its portion of the Fund for secular penetration of its customer solutions and for cross-selling synergies related to acquisition of Clarabridge and its unstructured data software. Shares underperformed as part of a broad downturn of high-valuation software stocks in the face of rising interest rates and stagflation concerns. PDG sold the position from its portion of the Fund.

During the fiscal year, consumer discretionary and consumer staples were the largest contributors to relative performance for PDG’s portion of the Fund. Strong stock selection due to the secular and company-specific nature of the holdings in those sectors drove PDG’s performance. A favorable consumer backdrop that included continued strong employment, wage growth, and spending of excess savings also contributed to performance in PDG’s portion of the Fund.

e.l.f. Beauty Inc., a manufacturer of beauty and skincare products, was among the largest individual contributors to PDG’s portion of the Fund. The company benefited from market share gains, increased distribution at national retailers, and expansion into international markets. Its value proposition, innovation pipeline, and a highly engaged consumer base helped e.l.f. gain incremental shelf space planned for spring 2023, which we think should lead to continued robust results. PDG continues to hold the stock in its portion of the Fund.

Signify Health Inc., a healthcare provider that uses analytics, technology, and nationwide provider networks to support value-based programs, performed well for PDG’s portion of the Fund. PDG bought the stock for its accelerating revenue growth and improving margins as management refocused the business toward the higher-growth, home-based care segment, while announcing plans to exit the money-losing episodes of care business. While PDG’s view was initially validated by better-than-expected quarterly results and a raised outlook in the home health business, the stock rose further after initial takeover rumors were realized with CVS Health’s acquisition of the company. PDG exited the position in its portion of the Fund before the acquisition was completed.

PDG’s portion of the Fund continues to be most overweight to the consumer discretionary and consumer staples sectors, where it holds several companies tied to robust long-term trends in consumer services, brands, retailers taking market share, and housing-related holdings that could potentially benefit from stabilizing interest rates. Conversely, PDG’s portion of the Fund is most underweight the healthcare sector, which include service companies exposed to elevated labor costs, biotechnology owing to the binary nature, and the risk of small- to-mid-cap biotech names. PDG’s portion of the Fund also remains underweight the materials sector owing to a lack of what it views as compelling secular growth stories.

PCM

Despite the economic uncertainty, PCM’s high growth yet valuation sensitive approach generated relative outperformance for the fiscal year.

During the fiscal year, the consumer staples and consumer discretionary sectors were the largest contributors to performance for PCM’s portion of the Fund. PCM’s exposure to consumer staples benefited from stronger-than-predicted earnings results as well as the sector’s perceived safety in a volatile environment. In consumer discretionary, specialty and broadline retail drove outsized returns, particularly in discount-oriented segments. Discounters benefited from consumers trading down owing to rising inflation and economic uncertainty.

Healthcare and financials detracted the most from performance for PCM’s portion of the Fund. An industry overweight and stock selection in life science tools and services also hurt returns as a weaker biotech funding environment caused concern that companies exposed to biopharmaceutical research and development activity could be negatively affected. Additionally, in calendar years 2020 and 2021, many companies took advantage of COVID-related benefits from both testing and drug development, which resulted in difficult comparisons and a slowdown in growth during the fiscal period.

The leading individual contributor to PCM’s portion of the Fund for the fiscal year was e.l.f. Beauty Inc. The firm sells high-end cosmetic products at affordable prices and is exposed to the attractive secular trend of demand for beauty and skin care products. The company has been successful in applying a fast fashion approach to product development and employing a digital-centric marketing strategy to retain and attract the Gen-Z cosmetic customer. As industry-wide COVID-related headwinds have lifted, e.l.f. has leveraged its strong marketing and product development strategies to gain meaningful market share. Additionally, it has benefited recently from a higher degree of trade down as economic prospects have weakened. This topline strength continues to benefit profit margins even as e.l.f. continues to invest in new products and marketing, resulting in strong fundamentals and stock performance.

Another strong contributor to PCM’s portion of the Fund was Lamb Weston Holdings Inc., one of the world’s largest producers of frozen potato products, supplying both foodservice and retail customers. French fries continue to be an area of growth for the company as they are a high-margin, low-cost menu item and consumer demand has been strong. Additionally, a historically poor potato harvest enabled Lamb Weston to renegotiate customer contract terms, giving it more favorable pricing and less price-to-cost (P/C) ratio mismatch. This, along with strong volume, contributed to both revenues and earnings throughout the fiscal year and drove the stock’s strong outperformance.

The leading detractor from performance in PCM’s portion of the Fund was Syneos Health Inc. Syneos is a contract research organization (CRO) that outsources clinical trial design and management for the biopharmaceutical industry. This is an industry with attractive industry tailwinds, in PCM’s view, as clinical trials are increasing in complexity and CROs offer expertise that many biopharmaceutical customers cannot replicate on their own. Although Syneos traded well below its peer group due to inconsistent execution, PCM believed it would continue to make progress and ultimately close this gap with its peers. However, this was not the case and in the third quarter of 2022, earnings results were well below consensus expectations. Weakness from small- and mid-sized customers, as well as limited visibility into potential future growth rates, caused the stock to underperform. PCM no longer holds Syneos in its portion of the Fund.

Omnicell Inc. also detracted from performance in PCM’s portion of the Fund. The company provides equipment used to automate medication dispensing by hospitals and pharmacies. Reducing costs and improving outcomes are at the forefront of healthcare providers’ minds. Omnicell’s products help improve efficiency for pharmacists, reduce theft, and integrate seamlessly with electronic health records. While significantly beneficial to hospitals, it is considered a capital sale. Accordingly, it can likely fall victim to timing surrounding budget and implementation cycles. Omnicell saw a pronounced change in customer behavior toward the end of 2022, which led to the deferral of some order deliveries. Much of this was labor related, as staffing shortages at hospitals have had wide-reaching effects. While no customers were lost and the backlog remained intact, Omnicell underperformed because of reduced visibility into the rate at which future revenue and bookings would be recognized. PCM continues to hold this position in its portion of the Fund because PCM believes the issues are transitory.

PCM’s process focuses on rapidly growing small-cap companies trading at valuations that do not yet reflect that strong growth. PCM’s portion of the Fund is currently most overweight the healthcare and industrials sectors. Conversely, it is most underweight the energy and consumer discretionary sectors.

Neither PDG nor PCM utilized derivatives within the Fund during the fiscal year.

Portfolio management review

Optimum Small-Mid Cap Value Fund	March 31, 2023 (Unaudited)
Performance review (for the year ended March 31, 2023)
Optimum Small-Mid Cap Value Fund (Institutional Class shares)	1-year return	-12.19%
Optimum Small-Mid Cap Value Fund (Class A shares)	1-year return	-12.44%
Russell 2500™ Value Index (benchmark)	1-year return	-10.53%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Small-Mid Cap Value Fund, please see the table on page 32.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 33 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Fund objective

The Fund seeks long-term growth of capital.

Advisor

Delaware Management Company (DMC)

Sub-advisors

LSV Asset Management (LSV)
Cardinal Capital Management LLC (Cardinal)

Market review

Small- and mid-cap value equities in the US fell during the Fund’s fiscal year ended March 31, 2023. Macroeconomic concerns dominated the stock and bond markets during the period and created a particularly challenging investment environment.

Persistent high inflation, significantly more restrictive monetary policy, the economic fallout from Russia’s invasion of Ukraine, and regional bank failures were the key issues. While inflation may have peaked, the US Federal Reserve's decision to continue aggressively raising short-term interest rates increased the likelihood of a recession in 2023.

Although economic growth in 2022 was tepid, the labor market remained quite healthy, even with increasing corporate layoffs. In fact, consumer spending has been resilient because the savings accumulated during the pandemic and prior strong wage gains have broadly offset higher prices and borrowing costs.

However, real estate and mergers-and-acquisitions activity decreased significantly during the fiscal year, as valuations adjusted to higher interest rates. A materially higher US dollar created another headwind for the profitability of many multinational companies. The Chinese government's abrupt decision to drop its zero-COVID policy also created more global economic challenges as China dealt with the impact of a surge in new COVID-19 cases. Corporate earnings began to reflect weaker economic conditions and higher input and interest costs. Considering these challenges, company guidance was generally more cautious during the 12-month period.

Within the US, value stocks broadly held up well relative to growth stocks during the fiscal period. Representing US small- to mid-cap stocks, the Russell 2500™ Index fell 10.39%, the Russell 2500 Value Index fell 10.53%, and the Russell 2500™ Growth Index fell 10.35%. US large-cap stocks held up more robustly than small-cap stocks for the fiscal year as the Russell 1000® Index fell 8.39, but the large cap index had trailed its smaller peers until the regional bank failures in March weighed down the smaller-cap indices. Similarly, value indices had outperformed their growth counterparts until the bank failures.

Within the Russell 2500 Value Index, energy was the only sector to generate a positive return while the communications, financials, and healthcare sectors suffered the steepest declines.

Source: Bloomberg, unless otherwise noted.

Fund performance

Optimum Small-Mid Cap Value Fund underperformed its benchmark, the Russell 2500 Value Index, for the fiscal year. LSV’s portion of the Fund outperformed the benchmark for the fiscal year, benefiting from strong stock selection in a variety of sectors. Cardinal’s portion of the Fund trailed the benchmark for the fiscal year, primarily because of stock selection in the consumer discretionary and financials sectors.

LSV

LSV’s portion of the Fund held up strongly relative to the benchmarks during the fiscal year. Stock selection was strong across sectors, particularly in the consumer discretionary, industrials, technology, materials, and healthcare sectors.

LSV’s portion of the Fund is broadly diversified with more than 200 stocks as of the end of the fiscal year, so any one position should typically not have a significant impact on relative performance. The two largest contributors to relative performance in LSV’s portion of the Fund were Atkore Inc., a leading provider of electrical, safety, and infrastructure solutions, and Jabil Inc., an electronics manufacturer. Both stocks benefited from the continued favorable economic environment for high-quality companies that generate cash and pay dividends. LSV still views both stocks as attractively valued and continues to hold them in the Fund.

The two largest detractors from the performance in LSV’s portion of the Fund were regional banks Zion Bancorp N.A. and Customers Bancorp, which declined significantly in March 2023 following the collapse of Silicon Valley Bank and Signature Bank. Both stocks continue to be highly ranked in LSV’s model despite the uncertainty surrounding the banking sector. LSV did not have a position in Silicon Valley Bank or Signature Bank.

LSV’s portion of the Fund continues to own what it views as attractive investment opportunities across countries, sectors, and industries. The companies are fundamentally sound, generating strong cash flows and paying solid dividends. LSV’s portion of the Fund continues to trade at historically low valuations and the overall quality profile is higher now than before the pandemic. As of March 31, 2023, the growth rates and profitability ratios of LSV’s portion of the Fund were higher than both the Russell 2500 Value Index and the Russell 2500 Index.

Cardinal

Cardinal's portion of the Fund lagged the benchmark for the Fund's fiscal year. Although Cardinal was disappointed, relative performance has been similar at economic inflection points in the past. During these periods, investors generally exhibit a higher risk aversion, shorten their time horizons, and rely less on valuations owing to decreased confidence in earnings. The amount by which its portion of the Fund lagged was, nonetheless, greater than anticipated because there has not been a period of both economic weakness and rising interest rates since the early 1980s, which may have added to investors’ risk aversion.

This environment hurt business valuations and brought the mergers-and-acquisitions market to a crawl since, as interest costs rise, allowable leverage levels decline, and business forecasts become less reliable. The Biden administration’s more aggressive anti-trust enforcement has also decreased the likelihood that deals will get accomplished. As a result, the prices at which a typical buyer would find an acquisition of a company compelling due to its strong cash generation declined. This was also the case during the global financial crisis.

Cardinal employs a cash-flow-oriented investment process to manage its portion of the Fund's assets. Cardinal believes that a company's stock price is ultimately determined by its ability to generate excess cash flow and redeploy that cash to enhance shareholder value. The investment process involves making detailed five-year projections based on an analysis of the company's business and financials, as well as discussions with the company's management and knowledgeable third parties. Cardinal seeks companies with significant free cash flow, stable and predictable business models, and a motivated and competent management team.

Despite the fiscal year’s challenges, as long-term investors, Cardinal is optimistic about the Fund’s prospects because of the fundamental soundness of the portfolio companies’ businesses, their substantial free cash flow generation, ability to repurchase stock at very depressed prices, and compelling absolute valuation.

From a sector perspective, the leading detractors within Cardinal’s portion of the Fund during the fiscal year were stock selection in consumer discretionary, financials, and healthcare. In contrast, stock selection in materials and the higher weighting in energy contributed to performance in Cardinal’s portion of the Fund.

Consumer discretionary was the weakest sector for Cardinal’s portion of the Fund relative to the benchmark. Specifically, the stock price of pool supply retailer Leslie’s Inc. lagged its peers as a result of disappointing earnings owing to inventory shortages caused by supply-chain bottlenecks amid a spike in demand. Leslie’s also provided weaker-than-expected guidance based on poor consumer spending and higher interest expense. Cardinal’s portion of the Fund retained its shares of Leslie’s Inc. since it believes that management’s actions to proactively manage its supply-chain logistics and decrease its reliance on just-in-time inventory well before the upcoming pool season should result in better financial performance.

In the financials sector, stock selection within the banking industry was the primary reason for underperformance in Cardinal’s portion of the Fund. In the healthcare sector, the stock price of Syneos Health Inc. fell after the contract research provider reported weak third-quarter results and booking numbers. Cardinal sold its position in Syneos because of fundamental deterioration and management's lack of clarity on key metrics.

For the fiscal year, the strongest sector for Cardinal’s portion of the Fund was materials, where stock selection and lower weighting contributed to performance. The most significant contributor in the sector was consumer products packager Silgan Holdings Inc., as its shares rose on solid results when the company passed through most input- and labor-related costs to its customers. Investors also perceive Silgan to be relatively recession-proof, given the less cyclical nature of its customers’ products. At the end of the fiscal year, Cardinal continued to hold Silgan in its portion of the Fund in anticipation of further potential appreciation.

Portfolio management review

Optimum Small-Mid Cap Value Fund

Another notable contributor to relative performance for Cardinal’s portion of the Fund was Gaming and Leisure Properties Inc. The real estate investment trust (REIT) rose and significantly outpaced other REITs as the company increased its acquisition activity to diversify its customer base further. Cardinal retained its shares of Gaming and Leisure Properties in its portion of the Fund at the end of the fiscal year, in anticipation of further potential appreciation.

Neither LSV nor Cardinal utilized derivatives within the Fund during the fiscal year.

Performance summaries

Optimum Fixed Income Fund	March 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2023
	1 year	5 year	10 year
Class A (Est. August 1, 2003)
Excluding sales charge	-6.21%*	+0.42%	+0.80%
Including sales charge	-10.46%	-0.50%	+0.34%
Class C (Est. August 1, 2003)
Excluding sales charge	-7.04%*	-0.35%	+0.05%
Including sales charge	-7.97%	-0.35%	+0.05%
Institutional Class (Est. August 1, 2003)
Excluding sales charge	-6.01%*	+0.67%	+1.05%
Including sales charge	-6.01%	+0.67%	+1.05%
Bloomberg US Aggregate Index	-4.78%	+0.91%	+1.36%

*Total returns for the report period presented in the table differs from the return in “Financial highlights.” The total returns presented in the above table are calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total returns presented in “Financial highlights” are calculated in the same manner, but also takes into account certain adjustments that are necessary under US generally accepted accounting principles required in the annual report.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 20. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to a 12b-1 fee of up to 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no 12b-1 fee.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

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Performance summaries

Optimum Fixed Income Fund

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.05%	1.80%	0.80%
Net expenses (including fee waivers, if any)	1.05%	1.80%	0.80%

Type of waiver	Contractual	Contractual	Contractual

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

Securities in the lowest of the rating categories considered to be investment grade (that is, Baa or BBB) have some speculative characteristics.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Diversification may not protect against market risk.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Portfolio turnover is a measure of how frequently the managers buy and sell assets within a fund over a particular period. It is usually reported for a 12-month time period.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Performance of a $10,000 investment1

For the period March 31, 2013 through March 31, 2023

	Starting value	Ending value
Bloomberg US Aggregate Index	$10,000	$11,451
Optimum Fixed Income Fund – Institutional Class shares	$10,000	$11,106
Optimum Fixed Income Fund – Class A shares	$ 9,550	$10,345

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2013, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 20. Please note additional details on pages 19 through 21.

The graph also assumes $10,000 invested in the Bloomberg US Aggregate Index as of March 31, 2013. The Bloomberg US Aggregate Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

The Bloomberg Global Aggregate Index, mentioned on page 1, provides a broad-based measure of the global investment grade fixed-rate debt markets.

The US Consumer Price Index (CPI), mentioned on page 1, is a measure of inflation that is calculated by the US Department of Labor, representing changes in prices of all goods and services purchased for consumption by urban households.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers

	Nasdaq symbols	CUSIPs
Class A	OAFIX	246118681
Class C	OCFIX	246118665
Institutional Class	OIFIX	246118657

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Performance summaries

Optimum International Fund	March 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2023
	1 year	5 year	10 year
Class A (Est. August 1, 2003)
Excluding sales charge	-7.49%	+0.54%	+3.59%
Including sales charge	-12.79%	-0.64%	+2.98%
Class C (Est. August 1, 2003)
Excluding sales charge	-8.19%	-0.21%	+2.82%
Including sales charge	-9.11%	-0.21%	+2.82%
Institutional Class (Est. August 1, 2003)
Excluding sales charge	-7.24%	+0.80%	+3.86%
Including sales charge	-7.24%	+0.80%	+3.86%
MSCI ACWI ex USA Index (net)	-5.07%	+2.47%	+4.17%
MSCI ACWI ex USA Index (gross)	-4.57%	+2.97%	+4.65%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. The current expenses for each class are listed in the “Fund expense ratios” table below. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to a 12b-1 fee of up to 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no 12b-1 fee.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.36%	2.11%	1.11%
Net expenses (including fee waivers, if any)	1.29%	2.04%	1.04%

Type of waiver	Contractual	Contractual	Contractual

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

There is no guarantee that dividend-paying stocks will continue to pay dividends.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Performance of a $10,000 investment1

For the period March 31, 2013 through March 31, 2023

	Starting value	Ending value
MSCI ACWI ex USA Index (gross)	$10,000	$15,759
MSCI ACWI ex USA Index (net)	$10,000	$15,040
Optimum International Fund – Institutional Class shares	$10,000	$14,611
Optimum International Fund – Class A shares	$ 9,425	$13,410

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2013, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 22. Please note additional details on pages 22 through 24.

The graph also assumes $10,000 invested in the MSCI ACWI (All Country World) ex USA Index as of March 31, 2013. The MSCI ACWI ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance across developed and emerging markets worldwide, excluding the United States. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

(continues)

Performance summaries

Optimum International Fund

Stock symbols and CUSIP numbers

	Nasdaq
	symbols	CUSIPs
Class A	OAIEX	246118731
Class C	OCIEX	246118715
Institutional Class	OOIIX	246118699

Performance summaries

Optimum Large Cap Growth Fund	March 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2023
	1 year	5 year	10 year
Class A (Est. August 1, 2003)
Excluding sales charge	-14.76%	+8.10%	+11.69%
Including sales charge	-19.65%	+6.82%	+11.03%
Class C (Est. August 1, 2003)
Excluding sales charge	-15.41%	+7.29%	+10.86%
Including sales charge	-16.20%	+7.29%	+10.86%
Institutional Class (Est. August 1, 2003)
Excluding sales charge	-14.59%	+8.35%	+11.97%
Including sales charge	-14.59%	+8.35%	+11.97%
Russell 1000 Growth Index	-10.90%	+13.66%	+14.59%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table below. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of up 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to a 12b-1 fee of up to 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no 12b-1 fee.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.22%	1.97%	0.97%
Net expenses (including fee waivers, if any)	1.14%	1.89%	0.89%

Type of waiver	Contractual	Contractual	Contractual

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Performance summaries

Optimum Large Cap Growth Fund

Real estate investment trust (REIT) investments are subject to many of the risks associated with direct real estate ownership, including change in economic conditions, credit risk, and interest rate fluctuations. A REIT fund’s tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults or receive rental income from real estate holdings.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Performance of a $10,000 investment1

For the period March 31, 2013 through March 31, 2023

	Starting value	Ending value
Russell 1000 Growth Index	$10,000	$39,043
Optimum Large Cap Growth Fund – Institutional Class shares	$10,000	$30,984
Optimum Large Cap Growth Fund – Class A shares	$ 9,425	$28,474

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2013, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 25. Please note additional details on pages 25 through 27.

The graph also assumes $10,000 invested in the Russell 1000 Growth Index as of March 31, 2013. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers

	Nasdaq
	symbols	CUSIPs
Class A	OALGX	246118707
Class C	OCLGX	246118889
Institutional Class	OILGX	246118871

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Performance summaries

Optimum Large Cap Value Fund	March 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2023
	1 year	5 year	10 year
Class A (Est. August 1, 2003)
Excluding sales charge	-5.61%	+7.38%	+7.97%
Including sales charge	-11.03%	+6.11%	+7.33%
Class C (Est. August 1, 2003)
Excluding sales charge	-6.37%	+6.57%	+7.16%
Including sales charge	-7.26%	+6.57%	+7.16%
Institutional Class (Est. August 1, 2003)
Excluding sales charge	-5.40%	+7.65%	+8.24%
Including sales charge	-5.40%	+7.65%	+8.24%
Russell 1000 Value Index	-5.91%	+7.50%	+9.13%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table below. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to a 12b-1 fee of up to 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no 12b-1 fee.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.18%	1.93%	0.93%
Net expenses (including fee waivers, if any)	1.17%	1.92%	0.92%

Type of waiver	Contractual	Contractual	Contractual

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Performance of a $10,000 investment1

For the period March 31, 2013 through March 31, 2023

	Starting value	Ending value
Russell 1000 Value Index	$10,000	$23,952
Optimum Large Cap Value Fund - Institutional Class shares	$10,000	$22,071
Optimum Large Cap Value Fund - Class A shares	$ 9,425	$20,278

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2013, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 28. Please note additional details on pages 28 through 29.

The graph also assumes $10,000 invested in the Russell 1000 Value Index as of March 31, 2013. The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers

	Nasdaq symbols	CUSIPs
Class A	OALVX	246118863
Class C	OCLVX	246118848
Institutional Class	OILVX	246118830

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Performance summaries

Optimum Small-Mid Cap Growth Fund	March 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2023
	1 year	5 year	10 year
Class A (Est. August 1, 2003)
Excluding sales charge	-13.08%	+9.32%	+9.81%
Including sales charge	-18.08%	+8.02%	+9.17%
Class C (Est. August 1, 2003)
Excluding sales charge	-13.76%	+8.47%	+8.99%
Including sales charge	-14.49%	+8.47%	+8.99%
Institutional Class (Est. August 1, 2003)
Excluding sales charge	-12.86%	+9.58%	+10.09%
Including sales charge	-12.86%	+9.58%	+10.09%
Russell 2500 Growth Index	-10.35%	+6.82%	+10.05%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table below. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to a 12b-1 fee of up to 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no 12b-1 fee.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.57%	2.32%	1.32%
Net expenses (including fee waivers, if any)	1.54%	2.29%	1.29%

Type of waiver	Contractual	Contractual	Contractual

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Performance of a $10,000 investment1

For the period March 31, 2013 through March 31, 2023

	Starting value	Ending value
Optimum Small-Mid Cap Growth Fund - Institutional Class shares	$10,000	$26,152
Russell 2500 Growth Index	$10,000	$26,048
Optimum Small-Mid Cap Growth Fund - Class A shares	$ 9,425	$24,037

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2013, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 30. Please note additional details on pages 30 through 31.

The graph also assumes $10,000 invested in the Russell 2500 Growth Index as of March 31, 2013. The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers

	Nasdaq symbols	CUSIPs
Class A	OASGX	246118822
Class C	OCSGX	246118798
Institutional Class	OISGX	246118780

(continues)

Performance summaries

Optimum Small-Mid Cap Value Fund	March 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2023
	1 year	5 year	10 year
Class A (Est. August 1, 2003)
Excluding sales charge	-12.44%	+3.42%	+4.68%
Including sales charge	-17.48%	+2.21%	+4.06%
Class C (Est. August 1, 2003)
Excluding sales charge	-13.13%	+2.65%	+3.91%
Including sales charge	-13.92%	+2.65%	+3.91%
Institutional Class (Est. August 1, 2003)
Excluding sales charge	-12.19%	+3.68%	+4.96%
Including sales charge	-12.19%	+3.68%	+4.96%
Russell 2500 Value Index	-10.53%	+5.61%	+7.72%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table below. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to a 12b-1 fee of up to 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no 12b-1 fee.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.46%	2.21%	1.21%
Net expenses (including fee waivers, if any)	1.43%	2.18%	1.18%

Type of waiver	Contractual	Contractual	Contractual

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Performance of a $10,000 investment1

For the period March 31, 2013 through March 31, 2023

	Starting value	Ending value
Russell 2500 Value Index	$10,000	$21,042
Optimum Small-Mid Cap Value Fund - Institutional Class shares	$10,000	$16,221
Optimum Small-Mid Cap Value Fund - Class A shares	$ 9,425	$14,892

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2013, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 32. Please note additional details on pages 32 through 34.

The graph also assumes $10,000 invested in the Russell 2500 Value Index as of March 31, 2013. The Russell 2500 Value Index measures the performance of the small- to mid-cap value segment of the US equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500 Index, mentioned on page 16, measures the performance of the small- to mid-cap segment of the US equity universe. The Russell 2500 Index is a subset of the Russell 3000® Index, representing approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2500 Growth Index, mentioned on page 16, measures the performance of the small- to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Index, mentioned on page 16, measures the performance of the large-cap segment of the US equity universe.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

(continues)

Performance summaries

Optimum Small-Mid Cap Value Fund

Stock symbols and CUSIP numbers

	Nasdaq symbols	CUSIPs
Class A	OASVX	246118772
Class C	OCSVX	246118756
Institutional Class	OISVX	246118749

Disclosure of Fund expenses

For the six-month period from October 1, 2022 to March 31, 2023 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from October 1, 2022 to March 31, 2023.

Actual Expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Optimum Fixed Income Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Annualized Expense Ratio	Expenses Paid During Period 10/1/22 to 3/31/23*
Actual Fund return†
Class A	$1,000.00	$1,049.20	1.06%	$5.42
Class C	1,000.00	1,043.60	1.81%	9.22
Institutional Class	1,000.00	1,050.30	0.81%	4.14
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.65	1.06%	$5.34
Class C	1,000.00	1,015.91	1.81%	9.10
Institutional Class	1,000.00	1,020.89	0.81%	4.08

Optimum International Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Annualized Expense Ratio	Expenses Paid During Period 10/1/22 to 3/31/23*
Actual Fund return†
Class A	$1,000.00	$1,241.20	1.30%	$ 7.26
Class C	1,000.00	1,236.50	2.05%	11.43
Institutional Class	1,000.00	1,242.10	1.05%	5.87
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.45	1.30%	$ 6.54
Class C	1,000.00	1,014.71	2.05%	10.30
Institutional Class	1,000.00	1,019.70	1.05%	5.29

(continues)

Disclosure of Fund expenses

Optimum Large Cap Growth Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Annualized Expense Ratio	Expenses Paid During Period 10/1/22 to 3/31/23*
Actual Fund return†
Class A	$1,000.00	$1,174.30	1.15%	$ 6.23
Class C	1,000.00	1,169.80	1.90%	10.28
Institutional Class	1,000.00	1,175.70	0.90%	4.88
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.20	1.15%	$ 5.79
Class C	1,000.00	1,015.46	1.90%	9.55
Institutional Class	1,000.00	1,020.44	0.90%	4.53

Optimum Large Cap Value Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Annualized Expense Ratio	Expenses Paid During Period 10/1/22 to 3/31/23*
Actual Fund return†
Class A	$1,000.00	$1,120.70	1.17%	$ 6.19
Class C	1,000.00	1,115.50	1.92%	10.13
Institutional Class	1,000.00	1,122.00	0.92%	4.87
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.10	1.17%	$ 5.89
Class C	1,000.00	1,015.36	1.92%	9.65
Institutional Class	1,000.00	1,020.34	0.92%	4.63

Optimum Small-Mid Cap Growth Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Annualized Expense Ratio	Expenses Paid During Period 10/1/22 to 3/31/23*
Actual Fund return†
Class A	$1,000.00	$1,075.80	1.54%	$ 7.97
Class C	1,000.00	1,071.20	2.29%	11.83
Institutional Class	1,000.00	1,076.90	1.29%	6.68
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.25	1.54%	$ 7.75
Class C	1,000.00	1,013.51	2.29%	11.50
Institutional Class	1,000.00	1,018.50	1.29%	6.49

Optimum Small-Mid Cap Value Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Annualized Expense Ratio	Expenses Paid During Period 10/1/22 to 3/31/23*
Actual Fund return†
Class A	$1,000.00	$1,116.00	1.44%	$ 7.60
Class C	1,000.00	1,111.80	2.19%	11.53
Institutional Class	1,000.00	1,118.10	1.19%	6.28
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.75	1.44%	$ 7.24
Class C	1,000.00	1,014.01	2.19%	11.00
Institutional Class	1,000.00	1,019.00	1.19%	5.99

*“Expenses Paid During Period” are equal to the relevant Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Funds' expenses reflected above and on the previous page, each Fund also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds), including exchange-traded funds, in which it invests. The tables above and on the previous page do not reflect the expenses of any Underlying Funds.

Security type / sector allocations

Optimum Fixed Income Fund	As of March 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Security type / sector	Percentage of net assets
Agency Asset-Backed Security	0.02%
Agency Collateralized Mortgage Obligations	2.52%
Agency Commercial Mortgage-Backed Securities	0.06%
Agency Mortgage-Backed Securities	29.13%
Collateralized Debt Obligations	6.38%
Convertible Bonds	0.16%
Corporate Bonds	31.48%
Banking	8.80%
Basic Industry	1.14%
Brokerage	0.20%
Capital Goods	0.98%
Communications	3.03%
Consumer Cyclical	1.46%
Consumer Non-Cyclical	3.28%
Energy	2.75%
Finance Companies	1.87%
Industrials	0.27%
Insurance	0.89%
Real Estate Investment Trusts	0.82%
Technology	1.38%
Transportation	1.35%
Utilities	3.26%
Municipal Bonds	0.86%
Non-Agency Asset-Backed Securities	2.06%
Non-Agency Collateralized Mortgage Obligations	1.51%
Non-Agency Commercial Mortgage-Backed Securities	4.69%
Loan Agreements	2.21%
Sovereign Bonds	4.78%
Supranational Banks	0.01%
US Treasury Obligations	15.20%
Common Stock	0.02%
Options Purchased	0.22%
Short-Term Investments	26.95%
Total Value of Securities Before Options Written	128.26%
Options Written	(0.31)%
Liabilities Net of Receivables and Other Assets	(27.95)%
Total Net Assets	100.00%

(continues)

Security type / sector and country allocations

Optimum International Fund	As of March 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Security type / country	Percentage of net assets
Common Stocks by Country	97.93%
Australia	5.68%
Austria	0.42%
Belgium	0.18%
Brazil	3.41%
Canada	4.00%
China/Hong Kong	12.18%
Denmark	4.81%
Egypt	0.00%
Finland	0.78%
France	6.67%
Germany	6.28%
Greece	0.07%
Hong Kong	0.01%
Hungary	0.37%
India	2.78%
Indonesia	1.07%
Iraq	0.00%
Ireland	3.71%
Israel	1.68%
Italy	1.11%
Japan	11.15%
Malaysia	0.07%
Mexico	0.15%
Netherlands	5.24%
New Zealand	0.00%
Norway	1.11%
Panama	0.56%
Philippines	0.03%
Poland	0.19%
Portugal	0.00%
Republic of Korea	2.56%
Russia	0.00%
Singapore	0.75%
South Africa	1.37%
Spain	1.87%
Sweden	2.45%
Switzerland	3.83%
Taiwan	4.84%
Thailand	1.22%
Turkey	0.07%
Ukraine	0.17%
United Arab Emirates	0.66%
United Kingdom	2.58%
United States	1.85%
Preferred Stocks	0.46%
Exchange-Traded Funds	0.38%
Short-Term Investments	0.58%
Total Value of Securities	99.35%
Receivables and Other Assets Net of Liabilities	0.65%
Total Net Assets	100.00%
Common stocks and preferred stocks by sector	Percentage of net assets
Communication Services	6.57%
Consumer Discretionary	15.05%
Consumer Staples	4.42%
Energy	4.51%
Financials	15.86%
Healthcare	5.40%
Industrials	21.08%
Information Technology	15.27%
Materials	9.30%
Real Estate	0.59%
Utilities	0.34%
Total	98.39%

Security type / sector allocations and top 10 equity holdings

Optimum Large Cap Growth Fund	As of March 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Percentage
Security type / sector	of net assets
Common Stocks	99.12%
Communication Services	6.93%
Consumer Discretionary	15.53%
Consumer Staples	5.01%
Energy	1.05%
Financials	9.61%
Healthcare	12.31%
Industrials	7.10%
Information Technology*	40.68%
Materials	0.68%
Real Estate	0.22%
Exchange-Traded Fund	0.16%
Rights	0.00%
Short-Term Investments	0.12%
Total Value of Securities	99.40%
Receivables and Other Assets Net of Liabilities	0.60%
Total Net Assets	100.00%

*To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Commercial Services, Computers, Electrical Components & Equipment, Electronics, Internet, Machinery-Diversified, Semiconductors, Software, and Telecommunications. As of March 31, 2023, such amounts, as a percentage of total net assets were 0.03%, 14.16%, 0.21%, 0.10%, 0.81%, 0.50%, 10.70%, 13.79%, and 0.37% respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Apple	12.55%
Microsoft	7.47%
Amazon.com	4.53%
NVIDIA	4.24%
Mastercard Class A	3.10%
Visa Class A	3.07%
Tesla	2.88%
Alphabet Class A	2.64%
Alphabet Class C	2.62%
UnitedHealth Group	2.50%

(continues)

Security type / sector allocations and top 10 equity holdings

Optimum Large Cap Value Fund	As of March 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Percentage
Security type / sector	of net assets
Common Stocks	98.43%
Communication Services	6.58%
Consumer Discretionary	3.32%
Consumer Staples	6.31%
Energy	6.83%
Financials	21.91%
Healthcare	18.08%
Industrials	15.03%
Information Technology	8.23%
Materials	3.80%
Real Estate	2.63%
Utilities	5.71%
Short-Term Investments	1.54%
Total Value of Securities	99.97%
Receivables and Other Assets Net of Liabilities	0.03%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
JPMorgan Chase & Co.	3.30%
Johnson & Johnson	2.07%
Thermo Fisher Scientific	2.01%
Merck & Co.	1.93%
ConocoPhillips	1.87%
Duke Energy	1.85%
Exxon Mobil	1.76%
Abbott Laboratories	1.72%
Comcast Class A	1.71%
Boston Scientific	1.62%

Security type / sector allocations and top 10 equity holdings

Optimum Small-Mid Cap Growth Fund	As of March 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Percentage
Security type / sector	of net assets
Common Stocks	97.05%
Communication Services	0.18%
Consumer Discretionary	16.36%
Consumer Staples	6.79%
Energy	2.73%
Financials	7.83%
Healthcare	18.95%
Industrials	19.21%
Information Technology	22.14%
Materials	1.94%
Real Estate	0.92%
Convertible Preferred Stock	0.01%
Warrant	0.00%
Short-Term Investments	3.28%
Total Value of Securities	100.34%
Liabilities Net of Receivables and Other Assets	(0.34)%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Lamb Weston Holdings	1.79%
Academy Sports & Outdoors	1.68%
Quanta Services	1.64%
Five Below	1.52%
DoubleVerify Holdings	1.48%
Exact Sciences	1.46%
elf Beauty	1.33%
Matador Resources	1.30%
Inspire Medical Systems	1.27%
HubSpot	1.25%

(continues)

Security type / sector allocations and top 10 equity holdings

Optimum Small-Mid Cap Value Fund	As of March 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Percentage
Security type / sector	of net assets
Common Stocks	97.13%
Communication Services	5.86%
Consumer Discretionary	11.63%
Consumer Staples	4.73%
Energy	5.70%
Financials	17.90%
Healthcare	5.20%
Industrials	15.82%
Information Technology	8.73%
Materials	12.00%
Real Estate	8.04%
Utilities	1.52%
Short-Term Investments	2.65%
Total Value of Securities	99.78%
Receivables and Other Assets Net of Liabilities	0.22%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Silgan Holdings	3.08%
Nexstar Media Group	2.64%
Gaming and Leisure Properties	2.18%
Ziff Davis	1.68%
BWX Technologies	1.61%
Axalta Coating Systems	1.56%
Ashland	1.49%
DT Midstream	1.48%
FMC	1.47%
Verint Systems	1.47%

Schedules of investments

Optimum Fixed Income Fund	March 31, 2023
	Principal
	amount°	Value (US $)
Agency Asset-Backed Security — 0.02%
SLM Student Loan Trust Series 2008-9 A 6.318% (LIBOR03M + 1.50%) 4/25/23 •	467,563	$465,880
Total Agency Asset-Backed Security (cost $467,568)		465,880

Agency Collateralized Mortgage Obligations — 2.52%
Fannie Mae Grantor Trust
Series 1999-T2 A1 7.50% 1/19/39 •	2,938	2,957
Series 2004-T1 1A2 6.50% 1/25/44	2,902	3,003
Fannie Mae REMIC Trust
Series 2004-W11 1A2 6.50% 5/25/44	21,591	22,321
Series 2004-W15 1A1 6.00% 8/25/44	14,597	14,824
Fannie Mae REMICs
Series 1999-19 PH 6.00% 5/25/29	23,195	23,614
Series 2001-14 Z 6.00% 5/25/31	1,511	1,524
Series 2007-30 OE 1.784% 4/25/37 Ω, ^	1,230,871	925,283
Series 2008-24 ZA 5.00% 4/25/38	4,011,354	4,057,832
Series 2009-2 AS 0.855% (5.70% minus LIBOR01M, Cap 5.70%) 2/25/39 å, •	238,779	16,171
Series 2009-68 SA 1.905% (6.75% minus LIBOR01M, Cap 6.75%) 9/25/39 å, •	88,574	10,593
Series 2011-118 DC 4.00% 11/25/41	258,632	247,046
Series 2017-40 GZ 3.50% 5/25/47	407,035	372,670
Series 2017-95 FA 3.834% (LIBOR01M + 0.35%, Floor 0.35%) 11/25/47 •	225,406	218,565
Freddie Mac REMICs
Series 2165 PE 6.00% 6/15/29	22,750	23,238
Series 3143 BC 5.50% 2/15/36	668,516	688,552
Freddie Mac REMICs
Series 3289 SA 2.066% (6.75% minus LIBOR01M, Cap 6.75%) 3/15/37 å, •	277,867	28,301
Series 4676 KZ 2.50% 7/15/45	378,152	333,727
Freddie Mac Structured Agency Credit Risk REMIC Trust
Series 2019-DNA4 M2 144A 6.795% (LIBOR01M + 1.95%) 10/25/49 #, •	80,544	80,344
Series 2019-HQA4 M2 144A 6.895% (LIBOR01M + 2.05%) 11/25/49 #, •	32,543	32,543
Series 2020-DNA2 M2 144A 6.695% (LIBOR01M + 1.85%) 2/25/50 #, •	202,886	201,620
Series 2020-DNA6 M2 144A 6.56% (SOFR + 2.00%) 12/25/50 #, •	2,995,269	2,997,193
Series 2021-DNA1 M2 144A 6.36% (SOFR + 1.80%) 1/25/51 #, •	5,592,355	5,515,590
Series 2021-DNA3 M2 144A 6.66% (SOFR + 2.10%) 10/25/33 #, •	2,500,000	2,415,703
Series 2021-HQA1 M2 144A 6.81% (SOFR + 2.25%) 8/25/33 #, •	7,000,000	6,738,369
Series 2021-HQA2 M2 144A 6.61% (SOFR + 2.05%) 12/25/33 #, •	5,000,000	4,731,437
Series 2022-DNA1 M2 144A 7.06% (SOFR + 2.50%) 1/25/42 #, •	3,000,000	2,767,500
Series 2022-DNA2 M2 144A 8.31% (SOFR + 3.75%) 2/25/42 #, •	1,000,000	962,527
Freddie Mac Structured Agency Credit Risk REMICs Trust
Series 2021-DNA5 M2 144A 6.21% (SOFR + 1.65%) 1/25/34 #, •	2,740,781	2,689,645

Schedules of investments

Optimum Fixed Income Fund

	Principal
	amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
Freddie Mac Structured Pass Through Certificates
Series T-54 2A 6.50% 2/25/43 t	9,539	$10,125
Series T-58 2A 6.50% 9/25/43 t	3,289	3,358
GNMA
Series 2008-65 SB 1.239% (6.00% minus LIBOR01M, Cap 6.00%) 8/20/38 å, •	234,381	9,443
Series 2009-2 SE 1.059% (5.82% minus LIBOR01M, Cap 5.82%) 1/20/39 å, •	772,673	44,352
Series 2011-H21 FT 5.39% (H15T1Y + 0.70%, Cap 15.25%, Floor 0.70%) 10/20/61 •	2,887,801	2,882,086
Series 2011-H23 FA 5.266% (LIBOR01M + 0.70%, Cap 11.00%, Floor 0.70%) 10/20/61 •	2,021,215	2,016,424
Series 2012-H08 FB 5.166% (LIBOR01M + 0.60%, Cap 11.00%, Floor 0.60%) 3/20/62 •	225,664	224,845
Series 2012-H18 NA 5.086% (LIBOR01M + 0.52%, Cap 10.50%, Floor 0.52%) 8/20/62 •	141,594	140,794
Series 2012-H29 SA 5.081% (LIBOR01M + 0.515%, Cap 12.00%, Floor 0.515%) 10/20/62 •	2,754,521	2,738,168
Series 2013-113 LY 3.00% 5/20/43	173,000	158,086
Series 2015-H10 FA 5.166% (LIBOR01M + 0.60%, Cap 7.50%) 4/20/65 •	7,754,314	7,675,397
Series 2015-H11 FC 5.116% (LIBOR01M + 0.55%, Cap 7.50%, Floor 0.55%) 5/20/65 •	895,104	885,755
GNMA
Series 2015-H12 FB 5.166% (LIBOR01M + 0.60%, Cap 7.50%, Floor 0.60%) 5/20/65 •	3,917,999	3,882,405
Series 2015-H20 FB 5.166% (LIBOR01M + 0.60%, Cap 7.50%, Floor 0.60%) 8/20/65 •	1,046,030	1,033,931
Series 2015-H30 FD 5.166% (LIBOR01M + 0.60%, Cap 11.00%, Floor 0.60%) 10/20/65 •	53,162	52,942
Series 2016-H06 FD 5.486% (LIBOR01M + 0.92%, Cap 7.50%, Floor 0.92%) 7/20/65 •	1,037,495	1,032,738
Series 2017-163 ZK 3.50% 11/20/47	2,638,900	2,491,435
Total Agency Collateralized Mortgage Obligations (cost $63,138,572)		61,404,976

Agency Commercial Mortgage-Backed Securities — 0.06%
Freddie Mac Multifamily Structured Pass Through Certificates
Series X3FX A2FX 3.00% 6/25/27 t	1,070,000	1,020,923
FREMF Mortgage Trust
Series 2017-K71 B 144A 3.752% 11/25/50 #, •	470,000	440,562
Total Agency Commercial Mortgage-Backed Securities (cost $1,519,988)		1,461,485

Agency Mortgage-Backed Securities — 29.13%
Fannie Mae
5.50% 3/1/37	4,642	4,678
Fannie Mae S.F. 15 yr
2.00% 3/1/36	3,101,874	2,800,486
2.50% 7/1/36	5,765,304	5,357,154
Fannie Mae S.F. 20 yr
2.00% 3/1/41	2,872,586	2,483,226
2.00% 5/1/41	2,635,842	2,278,738
3.00% 9/1/37	1,287,304	1,209,859
Fannie Mae S.F. 30 yr
2.00% 12/1/50	7,742,476	6,425,730

	Principal
	amount°	Value (US $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
2.00% 1/1/51	971,497	$813,197
2.00% 2/1/51	3,663,872	3,052,619
2.00% 4/1/51	4,824,279	3,999,348
2.00% 8/1/51	1,357,466	1,126,087
2.00% 1/1/52	3,806,430	3,175,039
2.50% 10/1/50	1,384,381	1,196,276
2.50% 1/1/51	2,823,951	2,450,509
2.50% 4/1/51	2,314,372	1,995,260
2.50% 7/1/51	1,245,830	1,080,503
2.50% 8/1/51	7,073,632	6,149,185
2.50% 2/1/52	5,710,850	4,946,048
2.50% 4/1/52	63,922	55,275
3.00% 10/1/42	1,206,095	1,112,356
3.00% 4/1/43	408,370	376,861
3.00% 1/1/47	1,618,309	1,492,593
3.00% 11/1/48	636,121	582,376
3.00% 12/1/49	3,524,172	3,197,372
3.00% 3/1/50	1,586,003	1,435,504
3.00% 7/1/50	752,642	679,813
3.00% 5/1/51	533,780	484,958
3.00% 7/1/51	4,373,023	3,954,161
3.00% 8/1/51	1,636,938	1,474,718
3.00% 12/1/51	495,914	448,763
3.00% 2/1/52	3,071,121	2,767,249
3.50% 2/1/47	2,193,029	2,091,667
3.50% 7/1/47	1,759,811	1,678,867
3.50% 1/1/48	846,099	798,878
3.50% 2/1/48	1,540,312	1,452,560
3.50% 11/1/48	958,656	904,040
3.50% 1/1/50	1,253,491	1,175,343
3.50% 3/1/50	567,942	536,455
3.50% 8/1/50	6,443,216	6,069,891
3.50% 1/1/52	956,204	888,612
3.50% 3/1/52	3,346,352	3,140,083
3.50% 4/1/52	2,332,346	2,188,082
3.50% 5/1/52	3,235,566	3,031,934
3.50% 6/1/52	16,375,983	15,217,597
4.00% 10/1/40	8,814	8,626
4.00% 11/1/40	35,258	34,333
4.00% 3/1/46	53,960	52,626
4.00% 3/1/47	2,985,643	2,910,942
4.00% 4/1/47	453,862	444,097
4.00% 6/1/48	2,182,567	2,124,256
4.00% 9/1/48	2,610,951	2,535,843
4.00% 10/1/48	2,345,676	2,302,823
4.00% 1/1/49	41,721	40,521
4.00% 3/1/49	118,365	114,960
4.00% 6/1/49	540,478	528,087
4.00% 5/1/51	2,903,029	2,808,824
4.50% 5/1/35	26,354	26,373
4.50% 8/1/35	43,549	43,586
4.50% 9/1/35	51,653	51,818
4.50% 5/1/39	169,907	170,871
4.50% 6/1/40	123,695	124,397
4.50% 7/1/40	159,798	156,094
4.50% 4/1/41	12,693	12,682
4.50% 1/1/42	1,761,529	1,762,530
4.50% 5/1/46	115,332	115,987
4.50% 4/1/48	651,686	658,195
4.50% 7/1/48	128,974	128,532
4.50% 8/1/48	91,335	90,640
4.50% 9/1/48	224,958	223,359
4.50% 12/1/48	177,951	177,101
4.50% 1/1/49	5,162,813	5,155,878
4.50% 1/1/50	1,894,672	1,897,314
4.50% 9/1/52	626,208	613,524
4.50% 10/1/52	18,829,593	18,453,725
5.00% 3/1/34	814	831
5.00% 4/1/34	4,098	4,185
5.00% 8/1/34	7,496	7,656
5.00% 4/1/35	1,654	1,676
5.00% 12/1/37	684	693
5.00% 3/1/38	41,919	42,590
5.00% 6/1/38	860	866
5.00% 5/1/40	64,849	66,231
5.00% 7/1/47	327,263	334,218
5.00% 1/1/51	3,549,272	3,587,838
5.00% 7/1/52	3,566,672	3,567,849
5.00% 10/1/52	10,369,439	10,401,992
5.50% 12/1/33	7,547	7,640
5.50% 2/1/35	126,702	131,700
5.50% 5/1/44	4,329,642	4,478,753
5.50% 10/1/52	8,777,297	8,906,079
5.50% 11/1/52	4,696,568	4,787,741
5.50% 12/1/52	794,924	802,917
5.50% 3/1/53	12,474,022	12,599,447
6.00% 9/1/36	6,206	6,337
6.00% 8/1/38	12,615	12,877
6.00% 12/1/38	2,681	2,799
6.00% 6/1/41	896,281	931,923
6.00% 7/1/41	3,059,993	3,197,067
6.00% 1/1/42	760,895	794,903
6.00% 12/1/52	3,254,764	3,325,265
6.50% 11/1/33	1,537	1,586
6.50% 2/1/36	25,327	26,662
6.50% 3/1/36	45,742	47,251
6.50% 6/1/36	33,280	34,735
6.50% 2/1/38	9,516	9,908
6.50% 11/1/38	1,961	2,057

Schedules of investments

Optimum Fixed Income Fund

	Principal
	amount°		Value (US $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr TBA
2.00% 5/15/53		50,200,000	$41,537,158
2.50% 5/15/53		41,200,000	35,547,875
3.00% 5/15/52		173,000,000	155,388,098
3.50% 5/15/53		72,100,000	67,038,919
4.00% 4/1/53		56,500,000	54,037,171
4.50% 4/1/53		18,100,000	17,734,304
5.00% 4/1/53		4,400,000	4,388,313
Freddie Mac ARM
3.555% (LIBOR12M + 2.18%, Cap 10.528%, Floor 2.18%) 5/1/37 •		38,513	37,799
4.00% (LIBOR12M + 1.625%, Cap 10.50%, Floor 1.625%) 2/1/38 •		12,042	11,788
Freddie Mac S.F. 15 yr
2.00% 12/1/35		2,300,045	2,086,472
3.00% 3/1/35		6,817,123	6,463,470
Freddie Mac S.F. 20 yr
2.00% 3/1/41		3,280,606	2,835,907
2.50% 6/1/41		5,881,834	5,246,826
3.00% 4/1/42		1,725,360	1,578,578
5.00% 11/1/42		3,260,023	3,283,307
5.50% 10/1/23		684	691
5.50% 8/1/24		895	905
Freddie Mac S.F. 30 yr
2.00% 9/1/51		4,777,557	3,965,311
2.00% 3/1/52		1,925,093	1,592,403
2.50% 10/1/50		2,433,724	2,127,363
2.50% 11/1/50		2,250,049	1,939,353
2.50% 2/1/51		4,177,494	3,651,420
2.50% 10/1/51		6,526,957	5,668,930
3.00% 11/1/46		2,242,969	2,057,230
3.00% 1/1/47		1,651,887	1,511,622
3.00% 11/1/49		2,218,568	2,008,377
3.00% 1/1/50		584,265	531,198
3.00% 7/1/50		901,886	821,654
3.00% 12/1/50		169,113	153,754
3.00% 5/1/51		5,482,972	5,010,443
3.00% 8/1/51		1,473,084	1,329,614
3.00% 1/1/52		562,051	505,030
3.00% 8/1/52		4,159,660	3,764,309
3.50% 8/1/48		17,989	16,959
3.50% 9/1/48		1,576,969	1,486,984
3.50% 11/1/48		4,371,000	4,132,465
3.50% 4/1/52		2,022,494	1,888,632
4.00% 12/1/45		422,087	414,485
4.00% 7/1/47		136,905	133,422
4.00% 10/1/47		1,322,027	1,276,229
4.00% 9/1/52		11,733,489	11,263,141
4.50% 8/1/48		770,880	769,105
4.50% 1/1/49		2,738,709	2,724,828
4.50% 3/1/49		164,373	163,721
4.50% 4/1/49		684,161	682,660
4.50% 8/1/49		1,477,633	1,478,030
5.00% 7/1/52		6,015,121	6,024,521
5.50% 9/1/41		1,238,593	1,287,259
5.50% 9/1/52		5,262,649	5,362,381
5.50% 11/1/52		3,465,803	3,515,335
5.50% 3/1/53		4,974,000	5,088,197
6.50% 11/1/33		13,424	13,951
6.50% 1/1/35		39,964	42,472
7.00% 1/1/38		4,974	4,958
GNMA I S.F. 30 yr
3.00% 8/15/45		4,602,529	4,261,865
3.00% 3/15/50		367,057	336,665
5.50% 10/15/42		2,098,585	2,196,945
GNMA II S.F. 30 yr
3.00% 8/20/50		687,618	638,584
5.00% 9/20/52		1,675,872	1,678,906
5.50% 5/20/37		50,624	52,944
5.50% 6/20/49		3,417,500	3,502,613
6.00% 4/20/34		1,434	1,435
GNMA II S.F. 30 yr TBA
4.00% 4/20/53		6,000,000	5,776,429
Total Agency Mortgage-Backed Securities (cost $730,661,866)			709,744,479

Collateralized Debt Obligations — 6.38%
522 Funding CLO
Series 2018-3A AR 144A 5.848% (LIBOR03M + 1.04%, Floor 1.04%) 10/20/31 #, •		1,200,000	1,176,235
Adagio V CLO DAC
Series V-A ARR 144A 3.008% (EUR003M + 0.72%, Floor 0.72%) 10/15/31 #, •	EUR	1,100,000	1,160,874
AMMC CLO 16
Series 2015-16A AR2 144A 5.772% (LIBOR03M + 0.98%, Floor 0.98%) 4/14/29 #, •		378,676	376,975

	Principal
	amount°		Value (US $)
Collateralized Debt Obligations (continued)
Anchorage Capital CLO 9
Series 2016-9A AR2 144A 5.932% (LIBOR03M + 1.14%, Floor 1.14%) 7/15/32 #, •		1,800,000	$1,769,062
Anchorage Capital CLO 11
Series 2019-11A AR 144A 5.955% (LIBOR03M + 1.14%, Floor 1.14%) 7/22/32 #, •		1,200,000	1,174,903
Apex Credit CLO
Series 2018-1A A2 144A 5.848% (LIBOR03M + 1.03%) 4/25/31 #, •		2,400,000	2,347,142
Apidos CLO XXIV
Series 2016-24A A1AL 144A 5.758% (LIBOR03M + 0.95%, Floor 0.95%) 10/20/30 #, •		1,350,000	1,328,279
Aqueduct European CLO DAC
Series 2017-1A AR 144A 2.982% (EUR003M + 0.64%, Floor 0.64%) 7/20/30 #, •	EUR	1,646,623	1,750,245
Ares European CLO
Series 7A A1RR 144A 2.948% (EUR003M + 0.66%, Floor 0.66%) 10/15/30 #, •	EUR	1,293,268	1,372,375
Ares European CLO X DAC
Series 10A AR 144A 3.068% (EUR003M + 0.78%, Floor 0.78%) 10/15/31 #, •	EUR	2,700,000	2,844,174
Ares European CLO XII DAC
Series 12A AR 144A 3.192% (EUR003M + 0.85%, Floor 0.85%) 4/20/32 #, •	EUR	300,000	317,369
Ares European CLO XIV DAC
Series 14A A 144A3.513% (EUR003M + 1.12%, Floor 1.12%) 10/21/33 #, •	EUR	3,750,000	3,991,292
Ares XL CLO
Series 2016-40A A1RR 144A 5.662% (LIBOR03M + 0.87%, Floor 0.87%) 1/15/29 #, •		1,681,360	1,667,228
Ares XXXIX CLO
Series 2016-39A A1R2 144A 5.845% (LIBOR03M + 1.05%, Floor 1.05%) 4/18/31 #, •		1,500,000	1,477,804
Atrium XII
Series 12A AR 144A 5.645% (LIBOR03M + 0.83%) 4/22/27 #, •		1,473,316	1,459,842
Aurium CLO IV DAC
Series 4A AR 144A 3.018% (EUR003M + 0.73%, Floor 0.73%) 1/16/31 #, •	EUR	2,997,215	3,168,909
Bain Capital Euro CLO DAC
Series 2018-2A AR 144A 3.082% (EUR003M + 0.74%, Floor 0.74%) 1/20/32 #, •	EUR	1,300,000	1,377,756
Benefit Street Partners CLO XII
Series 2017-12A A1R 144A 5.742% (LIBOR03M + 0.95%, Floor 0.95%) 10/15/30 #, •		494,228	488,522
Benefit Street Partners CLO XVII
Series 2019-17A AR 144A 5.872% (LIBOR03M + 1.08%, Floor 1.08%) 7/15/32 #, •		700,000	689,209
Black Diamond CLO DAC
Series 2019-1A A1R 144A 3.634% (EUR003M + 0.98%, Floor 0.98%) 5/15/32 #, •	EUR	300,000	318,275

Schedules of investments

Optimum Fixed Income Fund

	Principal
	amount°		Value (US $)
Collateralized Debt Obligations (continued)
Blackrock European CLO VII DAC
Series 7A AR 144A 2.908% (EUR003M + 0.62%, Floor 0.62%) 10/15/31 #, •	EUR	2,200,000	$2,312,336
BlueMountain Fuji EUR CLO III DAC
Series 3A A1R 144A 3.008% (EUR003M + 0.72%, Floor 0.72%) 1/15/31 #, •	EUR	1,398,714	1,467,473
BNPP AM Euro CLO DAC
Series 2018-1A AR 144A 2.888% (EUR003M + 0.60%, Floor 0.60%) 4/15/31 #, •	EUR	250,000	264,696
Series 2019-1A AR 144A 3.213% (EUR003M + 0.82%, Floor 0.82%) 7/22/32 #, •	EUR	1,000,000	1,054,352
Cairn CLO IV DAC
Series 2014-4A ARRR 144A 3.068% (EUR003M + 0.60%, Floor 0.60%) 4/30/31 #, •	EUR	1,577,970	1,664,294
Cairn CLO X DAC
Series 2018-10A AR 144A 3.068% (EUR003M + 0.78%, Floor 0.78%) 10/15/31 #, •	EUR	1,400,000	1,473,920
Carlyle Euro CLO DAC
Series 2017-3A A1R 144A 2.988% (EUR003M + 0.70%, Floor 0.70%) 1/15/31 #, •	EUR	1,898,243	1,988,796
Series 2019-2A A1R 144A 3.544% (EUR003M + 0.89%, Floor 0.89%) 8/15/32 #, •	EUR	600,000	630,568
Carlyle Global Market Strategies CLO
Series 2013-1A A1RR 144A 5.819% (LIBOR03M + 0.95%, Floor 0.95%) 8/14/30 #, •		2,400,654	2,368,799
Carlyle Global Market Strategies Euro CLO
Series 2014-2A AR1 144A 3.404% (EUR003M + 0.75%, Floor 0.75%) 11/15/31 #, •	EUR	1,500,000	1,588,835
CARLYLE US CLO
Series 2017-1A A1R 144A 5.808% (LIBOR03M + 1.00%, Floor 1.00%) 4/20/31 #, •		1,500,000	1,472,132
CVC Cordatus Loan Fund VII DAC
Series 7A ARR 144A 3.587% (EUR003M + 0.63%, Floor 0.63%) 9/15/31 #, •	EUR	1,200,000	1,264,801
Dryden 27 R Euro CLO DAC
Series 2017-27A AR 144A 2.948% (EUR003M + 0.66%, Floor 0.66%) 4/15/33 #, •	EUR	2,200,000	2,318,448
Dryden 36 Senior Loan Fund
Series 2014-36A AR3 144A 5.812% (LIBOR03M + 1.02%, Floor 1.02%) 4/15/29 #, •		3,063,822	3,041,891
Dryden 52 Euro CLO DAC
Series 2017-52A AR 144A 3.514% (EUR003M + 0.86%, Floor 0.86%) 5/15/34 #, •	EUR	2,200,000	2,321,595
Euro-Galaxy III CLO DAC
Series 2013-3A ARRR 144A 3.037% (EUR003M + 0.62%, Floor 0.62%) 4/24/34 #, •	EUR	4,000,000	4,181,307
FS Rialto
Series 2022-FL4 A 144A 6.459% (SOFR + 1.90%, Floor 1.90%) 1/19/39 #, •		3,500,000	3,459,704

	Principal
	amount°		Value (US $)
Collateralized Debt Obligations (continued)
Galaxy XXI CLO
Series 2015-21A AR 144A 5.828% (LIBOR03M + 1.02%) 4/20/31 #, •		1,650,000	$1,620,209
GoldenTree Loan Management EUR CLO DAC
Series 3A AR 144A 3.242% (EUR003M + 0.90%, Floor 0.90%) 1/20/32 #, •	EUR	300,000	316,483
Goldentree Loan Management US CLO 2
Series 2017-2A AR 144A 5.718% (LIBOR03M + 0.91%, Floor 0.91%) 11/20/30 #, •		3,300,000	3,265,637
Harvest CLO XI DAC
Series 11A ARR 144A 3.64% (EUR003M + 0.65%, Floor 0.65%) 6/26/30 #, •	EUR	1,616,163	1,702,800
Harvest CLO XVI DAC
Series 16A ARR 144A 2.928% (EUR003M + 0.64%, Floor 0.64%) 10/15/31 #, •	EUR	2,000,000	2,107,611
Harvest CLO XXI DAC
Series 21A A2R 144A 1.04% 7/15/31 #	EUR	250,000	246,239
HGI CRE CLO
Series 2022-FL3 A 144A 6.258% (SOFR + 1.70%, Floor 1.70%) 4/20/37 #, •		3,000,000	2,960,844
Invesco Euro CLO I DAC
Series 1A A1R 144A 2.938% (EUR003M + 0.65%, Floor 0.65%) 7/15/31 #, •	EUR	250,000	262,952
Jubilee CLO DAC
Series 2014-11A ARR 144A 2.898% (EUR003M + 0.61%, Floor 0.61%) 4/15/30 #, •	EUR	1,700,000	1,796,781
Series 2014-12A ARRR 144A 2.888% (EUR003M + 0.60%, Floor 0.60%) 4/15/30 #, •	EUR	600,000	636,005
Series 2016-17A A1RR 144A 2.938% (EUR003M + 0.65%, Floor 0.65%) 4/15/31 #, •	EUR	1,400,000	1,466,854
Series 2016-17A A2RR 144A 2.938% (EUR003M + 0.65%, Floor 0.65%) 4/15/31 #, •	EUR	500,000	528,737
KKR CLO 18
Series 18 AR 144A 5.735% (LIBOR03M + 0.94%, Floor 0.94%) 7/18/30 #, •		447,690	441,751
Laurelin DAC
Series 2016-1A ARR 144A 3.062% (EUR003M + 0.72%, Floor 0.72%) 10/20/31 #, •	EUR	2,100,000	2,222,493
LCM XIII
Series 13A AR3 144A 5.668% (LIBOR03M + 0.87%, Floor 0.87%) 7/19/27 #, •		2,723,019	2,693,120
LCM XV
Series 15A AR2 144A 5.808% (LIBOR03M + 1.00%, Floor 1.00%) 7/20/30 #, •		3,035,607	2,998,864
Man GLG Euro CLO III DAC
Series 3A AR 144A 2.968% (EUR003M + 0.68%, Floor 0.68%) 10/15/30 #, •	EUR	930,463	983,298
Man GLG Euro CLO V DAC
Series 5A A1R 144A 3.647% (EUR003M + 0.69%, Floor 0.69%) 12/15/31 #, •	EUR	1,898,932	2,011,221
Man GLG US CLO
Series 2018-1A A1R 144A 5.948% (LIBOR03M + 1.14%) 4/22/30 #, •		3,000,000	2,939,934

Schedules of investments

Optimum Fixed Income Fund

	Principal
	amount°		Value (US $)
Collateralized Debt Obligations (continued)
Marathon CLO
Series 2021-16A A1A 144A 5.992% (LIBOR03M + 1.20%, Floor 1.20%) 4/15/34 #, •		1,250,000	$1,219,660
Mountain View CLO X
Series 2015-10A AR 144A 5.635% (LIBOR03M + 0.82%, Floor 0.82%) 10/13/27 #, •		360,348	359,776
Oak Hill European Credit Partners IV DAC
Series 2015-4A A1RE 144A 3.072% (EUR003M + 0.73%, Floor 0.73%) 1/20/32 #, •	EUR	279,005	294,470
Oaktree CLO
Series 2019-4A A1R 144A 5.928% (LIBOR03M + 1.12%, Floor 1.12%) 10/20/32 #, •		500,000	489,102
OCP Euro CLO DAC
Series 2020-4A AR 144A 3.273% (EUR003M + 0.88%, Floor 0.88%) 9/22/34 #, •	EUR	1,900,000	1,994,792
OZLM IX
Series 2014-9A A1A3 144A 5.908% (LIBOR03M + 1.10%, Floor 1.10%) 10/20/31 #, •		500,000	492,330
OZLM XVI
Series 2017-16A A1R 144A 5.902% (LIBOR03M + 1.03%, Floor 1.03%) 5/16/30 #, •		2,262,878	2,238,231
OZLM XXIV
Series 2019-24A A1AR 144A 5.968% (LIBOR03M + 1.16%, Floor 1.16%) 7/20/32 #, •		2,100,000	2,058,903
Palmer Square European Loan Funding DAC
Series 2021-1A A 144A 3.068% (EUR003M + 0.78%, Floor 0.78%) 4/15/31 #, •	EUR	1,751,603	1,852,720
Palmer Square Loan Funding
Series 2021-3A A1 144A 5.608% (LIBOR03M + 0.80%, Floor 0.80%) 7/20/29 #, •		500,690	493,878
Series 2021-4A A1 144A 5.592% (LIBOR03M + 0.80%, Floor 0.80%) 10/15/29 #, •		2,019,065	1,994,616
Sculptor European CLO V DAC
Series 5A AR 144A 3.078% (EUR003M + 0.79%, Floor 0.79%) 1/14/32 #, •	EUR	3,300,000	3,483,563
Segovia European CLO DAC
Series 2019-6A AR 144A 3.222% (EUR003M + 0.88%, Floor 0.88%) 7/20/32 #, •	EUR	1,600,000	1,682,164
Signal Peak CLO 5
Series 2018-5A A 144A 5.928% (LIBOR03M + 1.11%, Floor 1.11%) 4/25/31 #, •		1,800,000	1,778,279
Sound Point CLO IX
Series 2015-2A ARRR 144A 6.018% (LIBOR03M + 1.21%, Floor 1.21%) 7/20/32 #, •		2,600,000	2,545,499

	Principal
	amount°		Value (US $)
Collateralized Debt Obligations (continued)
Sound Point CLO XIV
Series 2016-3A AR2 144A 5.805% (LIBOR03M + 0.99%, Floor 0.99%) 1/23/29 #, •		1,982,790	$1,976,830
Sound Point CLO XVI
Series 2017-2A AR 144A 5.798% (LIBOR03M + 0.98%) 7/25/30 #, •		4,133,655	4,082,571
Stratus CLO
Series 2021-3A A 144A 5.758% (LIBOR03M + 0.95%, Floor 0.95%) 12/29/29 #, •		1,720,326	1,702,631
Symphony Static CLO I
Series 2021-1A A 144A 5.648% (LIBOR03M + 0.83%, Floor 0.83%) 10/25/29 #, •		429,675	423,619
TCI-Symphony CLO
Series 2017-1A AR 144A 5.722% (LIBOR03M + 0.93%, Floor 0.93%) 7/15/30 #, •		970,668	955,195
THL Credit Wind River CLO
Series 2019-3A AR 144A 5.872% (LIBOR03M + 1.08%, Floor 1.08%) 4/15/31 #, •		3,100,000	3,044,386
Tikehau CLO DAC
Series 2015-1A ARR 144A 3.41% (EUR003M + 0.87%, Floor 0.87%) 8/4/34 #, •	EUR	2,000,000	2,097,961
Toro European CLO 6 DAC
Series 6A AR 144A 3.204% (EUR003M + 0.92%, Floor 0.92%) 1/12/32 #, •	EUR	300,000	315,478
Toro European CLO 7 DAC
Series 7A ARE 144A 3.464% (EUR003M + 0.81%, Floor 0.81%) 2/15/34 #, •	EUR	1,900,000	2,026,227
Venture 32 CLO
Series 2018-32A A1 144A 5.895% (LIBOR03M + 1.10%, Floor 1.10%) 7/18/31 #, •		500,000	488,302
Venture 34 CLO
Series 2018-34A A 144A 6.022% (LIBOR03M + 1.23%, Floor 1.23%) 10/15/31 #, •		2,500,000	2,463,847
Venture 38 CLO
Series 2019-38A A1R 144A 5.962% (LIBOR03M + 1.16%, Floor 1.16%) 7/30/32 #, •		2,900,000	2,829,547
Venture 42 CLO
Series 2021-42A A1A 144A 5.922% (LIBOR03M + 1.13%, Floor 1.13%) 4/15/34 #, •		1,300,000	1,261,837
Venture XVII CLO
Series 2014-17A ARR 144A 5.672% (LIBOR03M + 0.88%) 4/15/27 #, •		231,078	229,373
Venture XXIV CLO
Series 2016-24A ARR 144A 5.708% (LIBOR03M + 0.90%, Floor 0.90%) 10/20/28 #, •		371,839	368,065
Venture XXVI CLO
Series 2017-26A AR 144A 5.908% (LIBOR03M + 1.10%, Floor 1.10%) 1/20/29 #, •		3,209,858	3,168,011
Vibrant CLO IV
Series 2016-4A A1RR 144A 5.928% (LIBOR03M + 1.12%, Floor 1.12%) 7/20/32 #, •		1,300,000	1,278,970
Vibrant CLO VI
Series 2017-6A AR 144A 5.913% (LIBOR03M + 0.95%) 6/20/29 #, •		1,531,266	1,513,918

Schedules of investments

Optimum Fixed Income Fund

	Principal
	amount°		Value (US $)
Collateralized Debt Obligations (continued)
Vibrant CLO VII
Series 2017-7A A1R 144A 5.848% (LIBOR03M + 1.04%, Floor 1.04%) 9/15/30 #, •		4,168,563	$4,119,424
Vibrant CLO XI
Series 2019-11A A1R1 144A 5.928% (LIBOR03M + 1.12%, Floor 1.12%) 7/20/32 #, •		1,500,000	1,478,109
Voya
Series 2012-4A A1R3 144A 5.792% (LIBOR03M + 1.00%) 10/15/30 #, •		1,360,025	1,343,143
Voya CLO
Series 2014-4A A1RA 144A 5.892% (LIBOR03M + 1.10%) 7/14/31 #, •		842,321	830,784
Total Collateralized Debt Obligations (cost $165,392,838)			155,308,461

Convertible Bonds — 0.16%
Kaman 3.25% exercise price $65.26, maturity date 5/1/24		2,540,000	2,407,920
Spirit Airlines 1.00% exercise price $42.88, maturity date 5/15/26		1,906,000	1,544,813
Total Convertible Bonds (cost $4,280,584)			3,952,733

Corporate Bonds — 31.48%
Banking — 8.80%
Access Bank 144A 6.125% 9/21/26 #		500,000	401,200
Akbank TAS 144A 6.80% 2/6/26 #		370,000	358,863
Banco Bilbao Vizcaya Argentaria 5.875% 9/24/23 μ, y	EUR	800,000	831,180
Banco Continental 144A 2.75% 12/10/25 #		600,000	533,178
Banco de Credito e Inversiones 144A 3.50% 10/12/27 #		435,000	396,611
Banco GNB Sudameris 144A 7.50% 4/16/31 #, μ		570,000	426,810
Banco Industrial 144A 4.875% 1/29/31 #, μ		320,000	295,869
Banco Mercantil del Norte 144A 8.375% 10/14/30 #, μ, y		275,000	255,544
Banco Nacional de Panama 144A 2.50% 8/11/30 #		200,000	155,346
Banco Santander
2.958% 3/25/31		1,000,000	823,561
3.496% 3/24/25		1,000,000	962,673
3.892% 5/24/24		1,400,000	1,369,646
4.175% 3/24/28 μ		1,200,000	1,127,644
Bancolombia 6.909% 10/18/27 μ		315,000	288,461
Bangkok Bank 144A 5.00% 9/23/25 #, μ, y		280,000	255,155
Bank Hapoalim 144A 3.255% 1/21/32 #, μ		395,000	330,023
Bank Leumi Le-Israel
144A 5.125% 7/27/27 #		335,000	328,317
144A 7.129% 7/18/33 #, μ		465,000	452,445
Bank of America
2.482% 9/21/36 μ		5,625,000	4,275,777
3.384% 4/2/26 μ		500,000	479,738
3.864% 7/23/24 μ		2,200,000	2,187,828
3.974% 2/7/30 μ		3,400,000	3,181,073
4.125% 1/22/24		200,000	198,474
4.30% 1/28/25 μ, y		900,000	808,851
6.204% 11/10/28 μ		3,000,000	3,138,834
Bank of New York Mellon
4.70% 9/20/25 μ, y		2,560,000	2,428,849
5.802% 10/25/28 μ		581,000	605,805
Barclays
3.33% 11/24/42 μ		1,300,000	935,836
3.375% 4/2/25 μ	EUR	500,000	537,785
4.972% 5/16/29 μ		3,000,000	2,895,902
5.501% 8/9/28 μ		1,600,000	1,579,081
6.252% (LIBOR03M + 1.38%) 5/16/24 •		1,800,000	1,793,885
6.375% 12/15/25 μ, y	GBP	500,000	544,326
7.125% 6/15/25 μ, y	GBP	1,800,000	1,947,317
7.385% 11/2/28 μ		764,000	810,484
7.75% 9/15/23 μ, y		400,000	367,914
BBVA Bancomer 144A
5.875% 9/13/34 #, μ		400,000	349,680

	Principal
	amount°		Value (US $)
Corporate Bonds (continued)
Banking (continued)
BNP Paribas
144A 1.904% 9/30/28 #, μ		1,800,000	$1,532,219
144A 2.159% 9/15/29 #, μ		600,000	500,612
144A 2.871% 4/19/32 #, μ		300,000	250,071
144A 3.052% 1/13/31 #, μ		2,600,000	2,231,421
144A 7.375% 8/19/25 #, μ, y		700,000	666,113
7.375% 8/19/25 μ, y		500,000	475,795
BPCE 144A 5.125% 1/18/28 #		1,170,000	1,160,246
CIMB Bank 144A 2.125% 7/20/27 #		550,000	500,063
Citigroup
3.20% 10/21/26		1,000,000	944,310
4.044% 6/1/24 μ		1,800,000	1,794,031
4.075% 4/23/29 μ		2,400,000	2,290,318
5.61% 9/29/26 μ		3,070,000	3,094,971
Citizens Bank 6.064% 10/24/25 μ		2,130,000	2,005,734
Cooperatieve Rabobank
3.75% 7/21/26		1,350,000	1,278,589
4.375% 8/4/25		2,000,000	1,936,202
Credit Agricole 144A 5.301% 7/12/28 #		940,000	953,675
Credit Suisse 7.95% 1/9/25		655,000	666,633
Credit Suisse Group 3.80% 6/9/23		2,300,000	2,256,869
144A 4.194% 4/1/31 #, μ		2,500,000	2,225,750
144A 6.25% 12/18/24 #, μ, =, y		2,000,000	0
144A 6.375% 8/21/26 #, μ, =, y		1,900,000	0
144A 6.442% 8/11/28 #, μ		1,750,000	1,740,025
7.50% 12/11/23 μ, =, y		400,000	0
Deutsche Bank
2.129% 11/24/26 μ		700,000	603,834
3.547% 9/18/31 μ		1,500,000	1,231,312
3.729% 1/14/32 μ		2,331,000	1,740,383
3.742% 1/7/33 μ		789,000	571,540
3.961% 11/26/25 μ		5,700,000	5,396,629
6.119% 7/14/26 μ		3,000,000	2,907,172
6.72% 1/18/29 μ		1,053,000	1,046,489
Emirates NBD Bank PJSC
2.625% 2/18/25		295,000	280,848
6.125% 4/9/26 μ, y		305,000	298,113
Fifth Third Bancorp
2.55% 5/5/27		1,000	863
3.95% 3/14/28		4,000	3,614
6.361% 10/27/28 μ		394,000	396,967
Fifth Third Bank 5.852% 10/27/25 μ		1,575,000	1,553,540
First Abu Dhabi Bank 4.50% 4/5/26 μ, y		325,000	306,257
Goldman Sachs Group
1.431% 3/9/27 μ		2,000,000	1,791,506
1.542% 9/10/27 μ		3,993,000	3,515,979
3.615% 3/15/28 μ		2,000,000	1,894,026
4.223% 5/1/29 μ		4,700,000	4,507,123
Hana Bank 144A 1.25% 12/16/26 #		345,000	301,704
HSBC Holdings
1.589% 5/24/27 μ		2,200,000	1,941,278
2.848% 6/4/31 μ		2,700,000	2,269,840
2.871% 11/22/32 μ		2,000,000	1,623,432
4.70% 3/9/31 ∞, μ, y		500,000	373,019
5.21% 8/11/28 μ		500,000	495,327
5.875% 9/28/26 μ, y	GBP	500,000	541,187
6.254% 3/9/34 μ		1,100,000	1,150,942
Huntington National Bank
4.552% 5/17/28 μ		395,000	372,755
5.65% 1/10/30		855,000	819,991
ICICI Bank 144A 4.00% 3/18/26 #		335,000	323,727
Intesa Sanpaolo
144A 4.00% 9/23/29 #		1,300,000	1,132,223
7.75% 1/11/27 μ, y	EUR	200,000	209,425
Itau Unibanco Holding 144A 3.875% 4/15/31 #, μ		400,000	355,817
JPMorgan Chase & Co.
1.764% 11/19/31 μ		2,335,000	1,854,763
1.953% 2/4/32 μ		1,170,000	942,009
2.595% 2/24/26 μ		1,500,000	1,422,492
2.947% 2/24/28 μ		1,100,000	1,020,588
2.963% 1/25/33 μ		500,000	427,937
3.109% 4/22/51 μ		455,000	323,047
3.22% 3/1/25 μ		500,000	489,495
4.005% 4/23/29 μ		900,000	860,880
5.00% 8/1/24 μ, y		400,000	384,290

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°		Value (US $)
Corporate Bonds (continued)
Banking (continued)
KeyBank
5.00% 1/26/33		640,000	$595,196
5.85% 11/15/27		995,000	979,245
Lloyds Banking Group
2.438% 2/5/26 µ		300,000	281,520
3.50% 4/1/26 µ	EUR	200,000	214,443
3.75% 3/18/28 µ		1,400,000	1,302,001
Mitsubishi UFJ Financial Group
2.193% 2/25/25		1,700,000	1,602,730
2.559% 2/25/30		1,800,000	1,534,065
Mizuho Financial Group
2.226% 5/25/26 µ		1,600,000	1,493,236
2.564% 9/13/31		1,400,000	1,103,650
2.591% 5/25/31 µ		2,000,000	1,667,887
3.261% 5/22/30 µ		3,100,000	2,749,512
Morgan Stanley
0.495% 10/26/29 µ	EUR	2,000,000	1,782,417
1.928% 4/28/32 µ		1,415,000	1,114,088
2.484% 9/16/36 µ		4,730,000	3,596,447
3.625% 1/20/27		4,000,000	3,853,646
6.138% 10/16/26 µ		865,000	882,098
6.296% 10/18/28 µ		1,717,000	1,806,990
6.342% 10/18/33 µ		715,000	781,543
Nationwide Building Society
144A 2.972% 2/16/28 #, µ		800,000	721,481
144A 4.302% 3/8/29 #, µ		5,200,000	4,802,487
NatWest Group
4.80% 4/5/26		5,000,000	4,852,306
5.125% 5/12/27 µ, ψ	GBP	500,000	498,467
NBK SPC 144A 1.625% 9/15/27 #, µ		710,000	632,141
Nykredit Realkredit 2.00% 10/1/53	DKK	1	0
PNC Bank 4.05% 7/26/28		2,400,000	2,276,466
PNC Financial Services Group 5.671% 10/28/25 µ		1,250,000	1,251,552
Popular 7.25% 3/13/28		855,000	846,655
QNB Finance 2.625% 5/12/25		455,000	433,337
Santander UK Group Holdings 3.823% 11/3/28 µ		3,200,000	2,935,318
Shinhan Bank 3.875% 3/24/26		345,000	328,519
Shinhan Financial Group 144A 3.34% 2/5/30 #, µ		210,000	201,439
Societe Generale 144A 4.25% 4/14/25 #		3,600,000	3,378,828
144A 4.677% 6/15/27 #		3,500,000	3,422,096
7.875% 12/18/23 µ, ψ		500,000	469,450
Standard Chartered
144A 6.301% 1/9/29 #, µ		385,000	393,813
7.75% 4/2/23 µ, ψ		300,000	300,000
State Street
2.203% 2/7/28 µ		1,210,000	1,102,615
5.751% 11/4/26 µ		280,000	285,574
5.82% 11/4/28 µ		195,000	203,568
Sumitomo Mitsui Financial Group
1.474% 7/8/25		2,600,000	2,382,481
2.222% 9/17/31		2,300,000	1,840,897
SVB Financial Group
1.80% 2/2/31 ‡		775,000	442,448
4.00% 5/15/26 µ, ‡, ψ		2,110,000	139,323
4.57% 4/29/33 µ, ‡		2,164,000	1,257,068
Toronto-Dominion Bank 4.108% 6/8/27		2,710,000	2,626,403
Truist Bank 2.636% 9/17/29 µ		5,182,000	4,868,201
Truist Financial
1.887% 6/7/29 µ		3,485,000	2,912,817
4.95% 9/1/25 µ, ψ		1,465,000	1,357,735
6.123% 10/28/33 µ		755,000	792,823
Turkiye Garanti Bankasi 144A 7.177% 5/24/27 #, µ		305,000	287,841
UBS 5.125% 5/15/24		200,000	194,835
UBS Group
0.25% 11/5/28 µ	EUR	1,000,000	887,164
144A 3.126% 8/13/30 #, µ		2,000,000	1,708,066
UniCredit
7.50% 6/3/26 µ, ψ	EUR	600,000	618,835
144A 7.83% 12/4/23 #		2,900,000	2,926,905
US Bancorp
2.491% 11/3/36 µ		3,400,000	2,626,904

	Principal amount°		Value (US $)
Corporate Bonds (continued)
Banking (continued)
US Bancorp
3.60% 9/11/24		1,275,000	$1,234,064
3.95% 11/17/25		2,820,000	2,717,628
4.653% 2/1/29 µ		716,000	700,420
4.839% 2/1/34 µ		800,000	776,724
5.727% 10/21/26 µ		885,000	889,657
US Bank 3.40% 7/24/23		815,000	809,889
Virgin Money UK
3.375% 4/24/26 µ	GBP	100,000	114,343
4.00% 9/25/26 µ	GBP	800,000	924,781
Wells Fargo & Co.
3.196% 6/17/27 µ		900,000	846,969
3.584% 5/22/28 µ		5,300,000	4,997,282
3.90% 3/15/26 µ, y		1,000,000	883,335
			214,288,639
Basic Industry — 1.14%
AngloGold Ashanti Holdings 3.375% 11/1/28		305,000	271,466
Antofagasta 144A 5.625% 5/13/32 #		355,000	353,456
Braskem Netherlands Finance 144A 7.25% 2/13/33 #		430,000	413,552
Celanese US Holdings
6.05% 3/15/25		590,000	593,797
6.165% 7/15/27		2,095,000	2,109,925
Corp Nacional del Cobre de Chile
144A 3.70% 1/30/50 #		225,000	170,242
144A 4.25% 7/17/42 #		200,000	168,517
CSN Resources
144A 5.875% 4/8/32 #		385,000	315,333
144A 7.625% 4/17/26 #		260,000	260,290
First Quantum Minerals
144A 6.875% 10/15/27 #		360,000	347,383
144A 7.50% 4/1/25 #		210,000	210,038
FMG Resources August
2006 144A 6.125% 4/15/32 #		7,300,000	7,036,433
Freeport Indonesia
144A 5.315% 4/14/32 #		435,000	407,200
144A 6.20% 4/14/52 #		200,000	183,498
Georgia-Pacific 8.00% 1/15/24		2,242,000	2,291,310
ICL Group 144A 6.375% 5/31/38 #		210,000	208,880
INEOS Styrolution Group 144A 2.25% 1/16/27 #	EUR	500,000	472,029
MEGlobal Canada 144A 5.00% 5/18/25 #		400,000	396,436
Metinvest 144A 7.75% 10/17/29 #		627,000	347,985
Newmont
2.25% 10/1/30		1,875,000	1,576,018
2.60% 7/15/32		1,160,000	971,537
2.80% 10/1/29		3,850,000	3,407,444
Novelis 144A 4.75% 1/30/30 #		835,000	768,200
Nutrien 4.90% 3/27/28		475,000	475,218
OCP
144A 3.75% 6/23/31 #		200,000	164,370
144A 5.125% 6/23/51 #		240,000	175,460
144A 6.875% 4/25/44 #		250,000	227,874
Sasol Financing USA 6.50% 9/27/28		465,000	435,004
Sherwin-Williams 3.30% 5/15/50		3,495,000	2,476,133
Stillwater Mining 144A 4.50% 11/16/29 #		385,000	317,700
Vale Overseas 3.75% 7/8/30		305,000	273,590
			27,826,318
Brokerage — 0.20%
Charles Schwab 5.375% 6/1/25 µ, y		1,405,000	1,338,263
Jefferies Group
2.625% 10/15/31		2,925,000	2,238,088
6.45% 6/8/27		331,000	341,926
6.50% 1/20/43		880,000	904,284
			4,822,561
Capital Goods — 0.98%
Abertis Infraestructuras Finance 3.248% 11/24/25 µ, y	EUR	1,500,000	1,453,826
Aeropuerto Internacional de Tocumen 144A 5.125% 8/11/61 #		200,000	155,751

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°		Value (US $)
Corporate Bonds (continued)
Capital Goods (continued)
Aeropuertos Argentina 2000 144A 8.50% 8/1/31 #		455,724	$408,340
Ardagh Metal Packaging Finance USA 144A 3.25% 9/1/28 #		4,600,000	3,964,060
Boeing
1.95% 2/1/24		2,000,000	1,942,165
3.25% 2/1/28		1,545,000	1,440,385
3.75% 2/1/50		5,355,000	4,063,153
Caterpillar 2.60% 4/9/30		25,000	22,429
Cellnex Finance 144A 3.875% 7/7/41 #		3,159,000	2,326,130
GCC 144A 3.614% 4/20/32 #		390,000	327,585
Hutama Karya Persero
144A 3.75%
5/11/30 #		454,000	413,262
IHS Holding 144A 5.625% 11/29/26 #		440,000	371,712
Rolls-Royce 144A 5.75% 10/15/27 #		1,000,000	997,115
Rutas 2 and 7 Finance 144A 2.741% 9/30/36 #, ^		476,000	301,249
SAN Miguel Industrias 144A 3.50% 8/2/28 #		505,000	425,822
Standard Industries 144A 3.375% 1/15/31 #		1,568,000	1,261,957
State Agency of Roads of Ukraine 144A 6.25% 6/24/30 #		575,000	101,895
Summit Digitel Infrastructure 144A 2.875% 8/12/31 #		535,000	418,155
Teledyne Technologies
2.25% 4/1/28		1,980,000	1,770,679
2.75% 4/1/31		1,730,000	1,476,544
UltraTech Cement 144A 2.80% 2/16/31 #		420,000	337,317
			23,979,531
Communications — 3.03%
Alibaba Group Holding 2.70% 2/9/41		465,000	312,736
Altice Financing 144A 5.00% 1/15/28 #		345,000	280,865
Altice France
2.125% 2/15/25	EUR	1,900,000	1,908,687
144A 5.50% 10/15/29 #		1,375,000	1,052,639
Amazon.com
1.50% 6/3/30		1,000,000	831,789
2.50% 6/3/50		1,460,000	990,833
America Movil 4.70% 7/21/32		420,000	413,948
AT&T
2.55% 12/1/33		2,673,000	2,151,527
3.50% 6/1/41		1,680,000	1,327,299
3.50% 9/15/53		8,265,000	6,011,122
Axian Telecom 144A 7.375% 2/16/27 #		380,000	346,446
CCO Holdings
144A 4.25% 1/15/34 #		5,700,000	4,464,154
144A 4.50% 8/15/30 #		500,000	423,067
144A 5.00% 2/1/28 #		900,000	831,343
Charter Communications Operating
3.85% 4/1/61		1,540,000	962,127
4.40% 12/1/61		4,252,000	2,909,826
4.908% 7/23/25		430,000	425,882
5.05% 3/30/29		3,800,000	3,668,719
Comcast
2.80% 1/15/51		475,000	321,309
3.20% 7/15/36		1,195,000	1,007,770
Connect Finco 144A 6.75% 10/1/26 #		1,740,000	1,637,166
CSC Holdings 144A 4.625% 12/1/30 #		890,000	439,704
CT Trust 144A 5.125% 2/3/32 #		485,000	406,188
Directv Financing 144A 5.875% 8/15/27 #		2,135,000	1,935,719
Discovery Communications 4.00% 9/15/55		9,190,000	6,106,952
Frontier Communications Holdings
144A 5.00% 5/1/28 #		2,170,000	1,885,470
144A 5.875% 10/15/27 #		1,165,000	1,060,150
Liberty Costa Rica Senior Secured Finance 144A 10.875% 1/15/31 #		725,000	682,398
Sprint 7.625% 3/1/26		200,000	211,676
Sprint Spectrum 144A 4.738% 9/20/29 #		732,500	727,215

	Principal amount°		Value (US $)
Corporate Bonds (continued)
Communications (continued)
Tencent Holdings 144A 2.88% 4/22/31 #		200,000	$173,623
144A 3.68% 4/22/41 #		400,000	306,188
Time Warner Cable 7.30% 7/1/38		2,120,000	2,201,997
T-Mobile USA
1.50% 2/15/26		2,100,000	1,919,428
3.00% 2/15/41		3,445,000	2,556,844
3.30% 2/15/51		1,500,000	1,068,270
3.75% 4/15/27		2,150,000	2,068,108
3.875% 4/15/30		1,400,000	1,314,743
Turkcell Iletisim Hizmetleri 144A 5.80% 4/11/28 #		350,000	311,022
Verizon Communications
2.10% 3/22/28		1,100,000	980,315
2.355% 3/15/32		1,570,000	1,288,781
2.55% 3/21/31		800,000	681,857
2.875% 11/20/50		1,100,000	732,752
3.40% 3/22/41		1,845,000	1,468,670
4.50% 8/10/33		6,325,000	6,114,773
5.964% (LIBOR03M + 1.10%) 5/15/25 •		3,200,000	3,207,500
Vmed O2 UK Financing I 144A 4.25% 1/31/31 #		1,885,000	1,606,020
			73,735,617
Consumer Cyclical — 1.46%
Alsea 144A 7.75% 12/14/26 #		375,000	366,639
Aptiv 3.10% 12/1/51		4,171,000	2,648,951
Arcos Dorados 144A 6.125% 5/27/29 #		405,000	387,457
Carnival
144A 4.00% 8/1/28 #		730,000	629,169
144A 7.625% 3/1/26 #		1,553,000	1,418,634
Ford Motor Credit
1.744% 7/19/24	EUR	300,000	312,629
2.30% 2/10/25		345,000	320,236
2.33% 11/25/25	EUR	200,000	202,424
2.386% 2/17/26	EUR	500,000	505,771
2.70% 8/10/26		700,000	623,875
2.748% 6/14/24	GBP	100,000	117,562
2.90% 2/16/28		765,000	658,650
2.90% 2/10/29		500,000	414,598
3.25% 9/15/25	EUR	1,000,000	1,041,879
4.535% 3/6/25	GBP	1,100,000	1,304,885
Ford Motor Credit
4.542% 8/1/26		1,514,000	1,437,497
5.125% 6/16/25		600,000	588,147
Future Retail 144A 5.60% 1/22/25 #		565,000	16,272
Hilton Domestic Operating
144A 3.625% 2/15/32 #		700,000	591,255
144A 4.00% 5/1/31 #		700,000	613,620
Hilton Grand Vacations Borrower Escrow 144A 5.00% 6/1/29 #		900,000	800,339
Hyatt Hotels 1.80% 10/1/24		300,000	284,196
Hyundai Capital Services 144A 0.75% 9/15/23 #		1,800,000	1,760,881
InRetail Consumer 144A 3.25% 3/22/28 #		530,000	458,829
Kia 144A 2.375% 2/14/25 #		395,000	375,279
Marriott International 3.50% 10/15/32		900,000	789,660
Melco Resorts Finance
144A 5.375% 12/4/29 #		200,000	163,900
5.75% 7/21/28		200,000	173,200
MGM China Holdings
144A 4.75% 2/1/27 #		725,000	650,242
144A 5.25% 6/18/25 #		600,000	569,197
Nemak 144A 3.625% 6/28/31 #		365,000	276,794
Nissan Motor
144A 3.043% 9/15/23 #		1,800,000	1,773,400
144A 4.345% 9/17/27 #		1,400,000	1,321,549
144A 4.81% 9/17/30 #		600,000	543,704
Nissan Motor Acceptance
144A 2.45% 9/15/28 #		300,000	243,717
144A 3.875% 9/21/23 #		3,000,000	2,966,879
Royal Caribbean Cruises 144A 5.50% 4/1/28 #		940,000	830,960
Sands China 2.80% 3/8/27		200,000	171,747

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°		Value (US $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
Sands China
3.35% 3/8/29		400,000	$332,593
3.75% 8/8/31		740,000	595,031
4.30% 1/8/26		400,000	375,915
5.90% 8/8/28		1,800,000	1,710,219
Studio City Finance 144A 6.50% 1/15/28 #		695,000	585,628
Turkiye Sise ve Cam Fabrikalari 144A 6.95% 3/14/26 #		300,000	295,161
Warnermedia Holdings
144A 3.638% 3/15/25 #		400,000	386,645
144A 3.755% 3/15/27 #		400,000	377,030
144A 5.05% 3/15/42 #		800,000	669,871
144A 5.141% 3/15/52 #		1,825,000	1,480,706
Wynn Macau
5.50% 1/15/26		200,000	185,739
5.50% 10/1/27		200,000	174,720
			35,523,881
Consumer Non-Cyclical — 3.28%
AbbVie
2.85% 5/14/23		900,000	897,377
3.75% 11/14/23		1,200,000	1,188,559
4.05% 11/21/39		3,193,000	2,856,261
Amgen
2.20% 2/21/27		3,300,000	3,042,775
5.15% 3/2/28		590,000	602,717
5.25% 3/2/30		720,000	736,654
5.25% 3/2/33		955,000	981,688
5.65% 3/2/53		520,000	541,693
Ashtead Capital
144A 1.50% 8/12/26 #		665,000	583,590
144A 2.45% 8/12/31 #		585,000	461,375
Bacardi 144A 4.45% 5/15/25 #		500,000	492,624
Bausch Health 144A 11.00% 9/30/28 #		887,000	657,125
Baxter International 3.132% 12/1/51		2,336,000	1,518,327
Becton Dickinson Euro Finance 1.336% 8/13/41	EUR	700,000	475,139
Bellis Acquisition 3.25% 2/16/26	GBP	3,300,000	3,346,475
Bidvest Group UK 144A 3.625% 9/23/26 #		530,000	481,463
Centene 3.375% 2/15/30		1,000,000	873,344
Central American Bottling 144A 5.25% 4/27/29 #		335,000	311,689
Cia Cervecerias Unidas 144A 3.35% 1/19/32 #		295,000	250,290
Coca-Cola Icecek 144A 4.50% 1/20/29 #		400,000	359,156
Coty 144A 5.00% 4/15/26 #		1,500,000	1,448,614
CVS Health
2.70% 8/21/40		2,755,000	1,973,073
4.78% 3/25/38		5,620,000	5,361,449
5.05% 3/25/48		2,635,000	2,467,596
CVS Pass Through Trust 144A 5.773% 1/10/33 #, t		60,100	60,684
Danone 144A 2.589% 11/2/23 #		1,500,000	1,477,405
DaVita
144A 3.75% 2/15/31 #		850,000	671,262
144A 4.625% 6/1/30 #		1,500,000	1,281,750
Elevance Health 5.125% 2/15/53		925,000	922,310
GE HealthCare Technologies
144A 5.60% 11/15/25 #		730,000	739,238
144A 5.65% 11/15/27 #		730,000	754,961
Global Payments 3.20% 8/15/29		2,150,000	1,893,151
Haleon UK Capital 3.125% 3/24/25		500,000	483,535
Haleon US Capital 3.375% 3/24/29		500,000	461,518
HCA
3.50% 7/15/51		180,000	124,537
4.125% 6/15/29		3,400,000	3,188,313
Humana 5.75% 3/1/28		523,000	543,559
Indofood CBP Sukses Makmur 3.541% 4/27/32		465,000	384,829
International Container Terminal Services 4.75% 6/17/30		745,000	698,438

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
JBS USA Lux
144A 3.00% 2/2/29 #	1,466,000	$1,252,587
144A 3.75% 12/1/31 #	425,000	351,289
144A 5.50% 1/15/30 #	350,000	334,432
MHP Lux 144A 6.25% 9/19/29 #	425,000	206,448
Mondelez International 2.125% 3/17/24	500,000	486,105
Natura Cosmeticos 144A 4.125% 5/3/28 #	405,000	330,194
Pilgrim's Pride 144A 5.875% 9/30/27 #	1,458,000	1,450,579
Regeneron Pharmaceuticals 2.80% 9/15/50	18,000	12,027
Royalty Pharma
1.75% 9/2/27	7,625,000	6,612,352
3.35% 9/2/51	1,568,000	1,034,836
3.55% 9/2/50	1,250,000	863,276
Takeda Pharmaceutical
3.025% 7/9/40	985,000	752,531
3.175% 7/9/50	4,797,000	3,432,772
Tenet Healthcare
4.25% 6/1/29	3,920,000	3,549,991
6.125% 10/1/28	1,815,000	1,741,211
Teva Pharmaceutical Finance Netherlands III
5.125% 5/9/29	365,000	330,984
6.75% 3/1/28	385,000	385,502
United Rentals North America 3.875% 2/15/31	869,000	767,848
UnitedHealth Group
3.70% 5/15/27	600,000	587,413
4.50% 4/15/33	4,650,000	4,625,315
5.05% 4/15/53	4,425,000	4,478,702
Viatris 1.65% 6/22/25	320,000	293,637
Zoetis 5.40% 11/14/25	420,000	427,314
		79,901,888
Energy — 2.75%
BP Capital Markets 4.875% 3/22/30 µ, ψ	2,750,000	2,507,656
BP Capital Markets America
2.721% 1/12/32	1,465,000	1,278,080
4.812% 2/13/33	675,000	685,635
Canacol Energy 144A 5.75% 11/24/28 #	325,000	262,737
CNX Resources 144A 6.00% 1/15/29 #	2,275,000	2,129,855
Crestwood Midstream Partners 144A 6.00% 2/1/29 #	1,737,000	1,655,787
Diamondback Energy 4.25% 3/15/52	1,423,000	1,118,804
Ecopetrol 8.875% 1/13/33	440,000	445,720
Ecopetrol SA 5.875% 11/2/51	320,000	216,640
EIG Pearl Holdings 144A 4.387% 11/30/46 #	345,000	273,290
Enbridge 5.70% 3/8/33	465,000	483,945
Energean Israel Finance 144A 4.875% 3/30/26 #	325,000	301,844
Energo-Pro 144A 8.50% 2/4/27 #	460,000	443,325
Energy Transfer
4.95% 5/15/28	700,000	690,538
5.25% 4/15/29	655,000	653,125
5.50% 6/1/27	3,200,000	3,237,208
5.75% 2/15/33	248,000	254,262
6.25% 4/15/49	4,420,000	4,387,324
6.50% 11/15/26 µ, ψ	3,380,000	2,982,850
Enterprise Products Operating
3.20% 2/15/52	4,365,000	3,112,818
3.30% 2/15/53	570,000	413,393
5.35% 1/31/33	285,000	295,517
EQT 6.125% 2/1/25	1,100,000	1,107,642
Galaxy Pipeline Assets Bidco 144A 2.94% 9/30/40 #	483,265	392,646
Geopark 144A 5.50% 1/17/27 #	320,000	268,800
Greensaif Pipelines Bidco 144A 6.51% 2/23/42 #	585,000	617,183
Guara Norte 144A 5.198% 6/15/34 #	591,871	510,160
Indika Energy Capital IV 144A 8.25% 10/22/25 #	395,000	390,584
KazMunayGas National 144A 4.75% 4/19/27 #	200,000	184,318

Schedules of investments

Optimum Fixed Income Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
KazMunayGas National 144A 5.375% 4/24/30 #	320,000	$286,191
KazTransGas JSC 144A 4.375% 9/26/27 #	630,000	566,380
Kinder Morgan 5.20% 6/1/33	1,010,000	1,004,199
Kosmos Energy 144A 7.75% 5/1/27 #	625,000	525,706
MC Brazil Downstream Trading 144A 7.25% 6/30/31 #	323,694	254,667
Medco Laurel Tree 144A 6.95% 11/12/28 #	405,000	358,702
MPLX 1.75% 3/1/26	685,000	625,517
Murphy Oil 5.875% 12/1/27	1,730,000	1,687,110
NuStar Logistics
5.625% 4/28/27	205,000	194,371
6.375% 10/1/30	2,337,000	2,244,946
Oil and Gas Holding 144A 7.625% 11/7/24 #	200,000	203,529
ONEOK
4.35% 3/15/29	1,500,000	1,419,900
7.50% 9/1/23	2,840,000	2,850,142
PDC Energy 5.75% 5/15/26	1,205,000	1,174,664
Pertamina Persero 144A 3.65% 7/30/29 #	197,000	183,210
Petrobras Global Finance 6.75% 6/3/50	185,000	163,535
Petroleos Mexicanos
5.95% 1/28/31	600,000	459,631
6.70% 2/16/32	76,000	60,554
6.75% 9/21/47	390,000	253,816
7.69% 1/23/50	240,000	169,545
144A 10.00% 2/7/33 #	455,000	436,479
Petronas Capital
144A 2.48% 1/28/32 #	200,000	170,467
144A 3.50% 4/21/30 #	440,000	410,978
PTTEP Treasury Center 144A 2.587% 6/10/27 #	495,000	451,251
SA Global Sukuk 144A 2.694% 6/17/31 #	165,000	144,984
Sabine Pass Liquefaction 5.75% 5/15/24	5,501,000	5,515,543
Santos Finance 144A 3.649% 4/29/31 #	1,700,000	1,421,347
Saudi Arabian Oil
144A 3.50% 11/24/70 #	220,000	149,053
144A 4.25% 4/16/39 #	430,000	386,300
Sweihan PV Power PJSC 144A 3.625% 1/31/49 #	418,639	344,433
Targa Resources 4.20% 2/1/33	300,000	270,082
Targa Resources Partners 5.00% 1/15/28	2,055,000	1,988,972
Tengizchevroil Finance Co. International 144A 2.625% 8/15/25 #	284,000	254,538
Tennessee Gas Pipeline 144A 2.90% 3/1/30 #	6,275,000	5,442,486
Thaioil Treasury Center 144A 2.50% 6/18/30 #	410,000	330,487
TMS Issuer 144A 5.78% 8/23/32 #	310,000	323,801
Transportadora de Gas del Sur 144A 6.75% 5/2/25 #	370,000	333,278
Tullow Oil 144A 10.25% 5/15/26 #	410,000	316,491
UEP Penonome II 144A 6.50% 10/1/38 #	300,066	225,885
Uzbekneftegaz 144A 4.75% 11/16/28 #	200,000	159,023
Valero Energy 3.65% 12/1/51	1,575,000	1,146,215
Woodside Finance 144A 3.70% 9/15/26 #	400,000	384,096
YPF 144A 6.95% 7/21/27 #	510,000	379,343
		66,973,533
Finance Companies — 1.87%
AerCap Ireland Capital DAC
1.65% 10/29/24	500,000	468,053
2.45% 10/29/26	1,445,000	1,298,698
3.00% 10/29/28	3,660,000	3,197,928
3.50% 1/15/25	300,000	286,637

	Principal
	amount°		Value (US $)
Corporate Bonds (continued)
Finance Companies (continued)
AerCap Ireland Capital DAC
4.45% 10/1/25		1,200,000	$1,160,523
4.45% 4/3/26		150,000	144,227
4.50% 9/15/23		460,000	455,709
6.50% 7/15/25		1,350,000	1,360,863
Air Lease
2.875% 1/15/26		2,050,000	1,912,831
2.875% 1/15/32		2,380,000	1,968,102
3.00% 2/1/30		7,215,000	6,179,692
3.375% 7/1/25		670,000	638,858
4.125% 12/15/26 µ, ψ		715,000	487,988
4.25% 2/1/24		900,000	885,396
4.625% 10/1/28		2,115,000	2,009,302
5.85% 12/15/27		735,000	739,525
Aircastle 4.125% 5/1/24		2,500,000	2,448,896
Aviation Capital Group
144A 3.50% 11/1/27 #		3,225,000	2,883,217
144A 3.875% 5/1/23 #		1,000,000	995,883
144A 6.25% 4/15/28 #		310,000	310,478
Avolon Holdings Funding 144A 2.528% 11/18/27 #		116,000	98,262
China Evergrande Group 10.00% 4/11/23		550,000	44,168
CIFI Holdings Group 6.45% 11/7/24		430,000	91,614
Country Garden Holdings
4.20% 2/6/26		254,000	148,787
7.25% 4/8/26		285,000	180,975
DAE Funding
144A 1.55% 8/1/24 #		200,000	188,207
144A 1.625% 2/15/24 #		1,500,000	1,435,552
3.375% 3/20/28		2,700,000	2,438,219
GE Capital UK Funding Unlimited 5.875% 1/18/33	GBP	300,000	382,585
GLP 3.875% 6/4/25		315,000	246,876
Goodman HK Finance 4.375% 6/19/24		550,000	542,704
Huarong Finance 2019 3.875% 11/13/29		350,000	243,108
Indigo Group 1.625% 4/19/28	EUR	1,700,000	1,617,711
Jyske Realkredit 1.50% 10/1/53	DKK	1	0
KeyCorp 4.789% 6/1/33 µ		139,000	124,579
Logicor Financing 3.25% 11/13/28	EUR	3,400,000	2,978,693
MAF Global Securities 7.875% 6/30/27 µ, ψ		215,000	217,230
OneMain Finance 6.125% 3/15/24		1,500,000	1,462,635
Owl Rock Capital 2.875% 6/11/28		500,000	405,927
Realkredit Danmark
1.00% 10/1/50	DKK	1	0
1.00% 10/1/53	DKK	1	0
1.50% 10/1/53	DKK	1	0
2.00% 10/1/53	DKK	1	0
RKPF Overseas 2020 A 5.125% 7/26/26		245,000	168,678
Samhallsbyggnadsbolaget i Norden 1.125% 9/4/26	EUR	900,000	709,523
Sino-Ocean Land Treasure IV 4.75% 8/5/29		275,000	108,057
Sirius Real Estate 1.125% 6/22/26	EUR	2,400,000	2,023,143
			45,690,039
Industrials — 0.27%
Burlington Northern Santa Fe 2.875% 6/15/52		1,615,000	1,133,341
Cemex
144A 7.375% 6/5/27 #		350,000	362,390
144A 9.125% 3/14/28 #, µ, ψ		420,000	421,135
General Electric 8.196% (LIBOR03M + 3.33%) ω, •		92,000	92,253
Georgian Railway JSC 4.00% 6/17/28		595,000	512,914
Holcim Finance Luxembourg
0.50% 4/23/31	EUR	1,100,000	891,216
0.625% 4/6/30	EUR	1,000,000	860,360
Inversiones La Construccion 144A 4.75% 2/7/32 #		395,000	314,488

Schedules of investments

Optimum Fixed Income Fund

	Principal
	amount°		Value (US $)
Corporate Bonds (continued)
Industrials (continued)
Mauser Packaging Solutions Holding 144A 7.875% 8/15/26 #		1,890,000	$1,891,710
West China Cement 4.95% 7/8/26		215,000	173,905
			6,653,712
Insurance — 0.89%
AIA Group
144A 3.375% 4/7/30 #		375,000	345,117
144A 3.90% 4/6/28 #		1,000,000	967,821
American International Group 5.125% 3/27/33		2,275,000	2,262,746
Aon
2.90% 8/23/51		4,930,000	3,296,843
5.00% 9/12/32		1,005,000	1,010,284
Athene Holding
3.45% 5/15/52		2,510,000	1,591,319
3.95% 5/25/51		1,120,000	772,707
Athora Netherlands 2.375% 5/17/24	EUR	2,100,000	2,212,703
Brighthouse Financial
3.85% 12/22/51		2,472,000	1,604,640
4.70% 6/22/47		469,000	343,404
Fairfax Financial Holdings 4.625% 4/29/30		1,000,000	943,633
Jones Deslauriers Insurance Management 144A 8.50% 3/15/30 #		3,205,000	3,325,171
MetLife 3.85% 9/15/25 µ, ψ		1,520,000	1,343,001
Prudential Financial 3.70% 3/13/51		1,660,000	1,260,158
Sagicor Financial 144A 5.30% 5/13/28 #		530,000	501,952
			21,781,499
Real Estate Investment Trusts — 0.82%
American Homes 4 Rent 3.625% 4/15/32		1,685,000	1,461,452
American Tower
2.30% 9/15/31		1,600,000	1,283,848
3.00% 6/15/23		600,000	596,705
3.375% 5/15/24		500,000	489,622
3.65% 3/15/27		300,000	285,172
CIBANCO Institucion de Banca Multiple Trust 144A 4.375% 7/22/31 #		450,000	332,754
Cromwell Ereit Lux Finco 2.125% 11/19/25	EUR	600,000	554,514
Crown Castle
1.05% 7/15/26		1,870,000	1,648,838
2.10% 4/1/31		3,573,000	2,921,522
EPR Properties 4.50% 6/1/27		1,700,000	1,410,738
GLP Capital 4.00% 1/15/30		2,600,000	2,308,748
Iron Mountain 144A 5.25% 7/15/30 #		966,000	871,937
Iron Mountain Information Management Services 144A 5.00% 7/15/32 #		3,080,000	2,647,819
MPT Operating Partnership 3.692% 6/5/28	GBP	500,000	408,322
Trust Fibra Uno 144A 4.869% 1/15/30 #		200,000	169,800
VICI Properties
4.75% 2/15/28		100,000	94,891
4.95% 2/15/30		2,440,000	2,292,080
144A 5.75% 2/1/27 #		145,000	142,480
			19,921,242
Technology — 1.38%
Autodesk 2.40% 12/15/31		2,390,000	1,989,128
Broadcom
144A 3.137% 11/15/35 #		2,789,000	2,147,077
144A 3.419% 4/15/33 #		1,600,000	1,339,869
144A 3.469% 4/15/34 #		6,257,000	5,143,594
144A 4.926% 5/15/37 #		115,000	104,685
Broadridge Financial Solutions 2.60% 5/1/31		1,866,000	1,563,562
CA Magnum Holdings 144A 5.375% 10/31/26 #		418,000	367,089
CDW 2.67% 12/1/26		465,000	418,750

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Technology (continued)
CDW 3.276% 12/1/28	4,143,000	$3,657,337
Entegris Escrow 144A 4.75% 4/15/29 #	1,230,000	1,163,965
Fiserv 3.50% 7/1/29	3,500,000	3,250,019
Micron Technology 6.75% 11/1/29	333,000	353,920
NCR
144A 5.00% 10/1/28 #	365,000	321,200
144A 5.125% 4/15/29 #	455,000	394,143
NXP
3.125% 2/15/42	925,000	657,040
3.25% 5/11/41	1,740,000	1,269,655
3.875% 6/18/26	3,250,000	3,140,463
5.55% 12/1/28	440,000	449,288
Oracle
4.65% 5/6/30	455,000	443,185
5.55% 2/6/53	2,115,000	2,016,231
6.15% 11/9/29	610,000	650,016
SK Hynix
144A 1.50% 1/19/26 #	265,000	235,593
144A 6.50% 1/17/33 #	365,000	362,666
TD SYNNEX
2.375% 8/9/28	800,000	663,970
2.65% 8/9/31	1,200,000	953,080
TSMC Global 144A 4.625% 7/22/32 #	535,000	539,727
		33,595,252
Transportation — 1.35%
Air Canada 144A 3.875% 8/15/26 #	300,000	272,718
American Airlines 144A 5.50% 4/20/26 #	891,676	878,606
American Airlines 2015-1 Class A Pass Through Trust 3.375% 11/1/28 ♦	1,126,438	979,152
American Airlines 2016-1 Class AA Pass Through Trust 3.575% 7/15/29 ♦	483,444	444,607
American Airlines 2016-3 Class AA Pass Through Trust 3.00% 4/15/30 ♦	938,797	832,050
American Airlines 2019-1 Class AA Pass Through Trust 3.15% 8/15/33 ♦	167,457	146,459
American Airlines 2021-1 Class A Pass Through Trust 2.875% 1/11/36 ♦	97,319	80,056
Azul Investments
144A 5.875% 10/26/24 #	430,000	342,101
144A 7.25% 6/15/26 #	400,000	262,630
British Airways 2018-1 Class AA Pass Through Trust 144A 3.80% 3/20/33 #, ♦	1,049,993	964,218
British Airways 2019-1 Class AA Pass Through Trust 144A 3.30% 6/15/34 #, ♦	263,228	227,236
Delta Air Lines
144A 7.00% 5/1/25 #	5,349,000	5,487,654
7.375% 1/15/26	1,858,000	1,935,181
ERAC USA Finance
144A 2.70% 11/1/23 #	300,000	295,082
Grupo Aeromexico 144A 8.50% 3/17/27 #	2,670,000	2,351,355
Kansas City Southern 3.00% 5/15/23	500,000	498,164
Lima Metro Line 2 Finance 144A 4.35% 4/5/36 #	635,165	555,048
Mileage Plus Holdings 144A 6.50% 6/20/27 #	4,250,000	4,240,501
Misc Capital Two Labuan 144A 3.75% 4/6/27 #	515,000	487,327
Penske Truck Leasing
144A 3.95% 3/10/25 #	1,000,000	971,774
144A 4.45% 1/29/26 #	2,100,000	2,047,250
Rumo Luxembourg 144A 5.25% 1/10/28 #	415,000	382,837
United Airlines 144A 4.375% 4/15/26 #	2,005,000	1,920,546

Schedules of investments

Optimum Fixed Income Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Transportation (continued)
United Airlines 144A 4.625% 4/15/29 #	4,961,000	$4,493,780
United Airlines 2020-1 Class A Pass Through Trust 5.875% 4/15/29 ♦	1,433,613	1,429,286
US Airways 2012-2 Class A Pass Through Trust 4.625% 12/3/26 ♦	300,554	283,939
US Airways 2013-A Class A Pass Through Trust 3.95% 5/15/27 ♦	44,383	41,485
		32,851,042
Utilities — 3.26%
Abu Dhabi National Energy PJSC 144A 2.00% 4/29/28 #	425,000	377,668
AEP Transmission 5.40% 3/15/53	345,000	359,912
AES Andes 144A 7.125% 3/26/79 #, µ	300,000	286,957
Alfa Desarrollo 144A 4.55% 9/27/51 #	497,535	365,263
Appalachian Power 4.50% 8/1/32	3,500,000	3,362,479
Atmos Energy
2.85% 2/15/52	975,000	663,841
5.75% 10/15/52	1,745,000	1,906,813
Baltimore Gas and Electric 4.55% 6/1/52	1,395,000	1,273,881
Berkshire Hathaway Energy 2.85% 5/15/51	4,385,000	3,020,390
Boston Gas 144A 3.757% 3/16/32 #	500,000	452,341
Calpine
144A 4.50% 2/15/28 #	453,000	420,755
144A 5.00% 2/1/31 #	1,535,000	1,301,070
144A 5.125% 3/15/28 #	454,000	416,277
Cikarang Listrindo 144A 4.95% 9/14/26 #	540,000	514,890
Colbun 144A 3.95% 10/11/27 #	345,000	322,834
Consorcio Transmantaro 144A 5.20% 4/11/38 #	280,000	257,863
Duke Energy 4.875% 9/16/24 µ, ψ	1,630,000	1,568,223
Duke Energy Carolinas 4.95% 1/15/33	4,790,000	4,925,521
Duke Energy Indiana 3.25% 10/1/49	1,265,000	927,649
Enel Finance America 144A 2.875% 7/12/41 #	2,085,000	1,374,353
ENN Energy Holdings 144A 2.625% 9/17/30 #	405,000	341,284
Entergy Arkansas 4.20% 4/1/49	870,000	746,801
Entergy Louisiana 4.95% 1/15/45	235,000	219,780
Entergy Texas 3.55% 9/30/49	700,000	535,162
Essential Utilities
2.704% 4/15/30	695,000	601,480
3.351% 4/15/50	675,000	482,515
Evergy Kansas Central 3.45% 4/15/50	1,185,000	898,219
Exelon 5.30% 3/15/33	645,000	656,828
FirstEnergy Transmission 144A 4.55% 4/1/49 #	5,000	4,216
Georgia Power 4.70% 5/15/32	3,200,000	3,172,191
Greenko Power II 144A 4.30% 12/13/28 #	448,850	388,816
Indianapolis Power & Light 144A 5.65% 12/1/32 #	1,090,000	1,146,227
Interchile 144A 4.50% 6/30/56 #	305,000	244,114
Israel Electric 144A 3.75% 2/22/32 #	390,000	340,541
JSW Hydro Energy 144A 4.125% 5/18/31 #	292,050	242,593
Louisville Gas and Electric 4.25% 4/1/49	2,685,000	2,316,904
Minejesa Capital 144A 5.625% 8/10/37 #	200,000	156,967
Mong Duong Finance Holdings 144A 5.125% 5/7/29 #	500,000	424,868
National Rural Utilities Cooperative Finance 5.80% 1/15/33	215,000	229,174

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Utilities (continued)
Nevada Power 5.90% 5/1/53	1,670,000	$1,856,660
NextEra Energy Capital Holdings 3.00% 1/15/52	1,105,000	746,075
Oglethorpe Power 3.75% 8/1/50	1,620,000	1,249,823
Oryx Funding 144A 5.80% 2/3/31 #	420,000	404,115
Pacific Gas & Electric
2.10% 8/1/27	1,400,000	1,222,034
3.00% 6/15/28	800,000	710,873
3.25% 6/1/31	420,000	356,317
3.30% 3/15/27	700,000	640,774
3.30% 8/1/40	7,168,000	5,095,594
3.50% 6/15/25	400,000	381,673
3.50% 8/1/50	4,510,000	2,983,278
4.20% 3/1/29	3,200,000	2,929,797
4.40% 3/1/32	1,300,000	1,172,874
4.50% 7/1/40	1,100,000	904,617
4.95% 7/1/50	516,000	426,076
PacifiCorp 5.35% 12/1/53	600,000	615,368
Pedernales Electric Cooperative 144A 6.202% 11/15/32 #	620,000	632,047
Perusahaan Listrik Negara
144A 4.125% 5/15/27 #	300,000	287,550
144A 5.25% 5/15/47 #	185,000	160,278
PG&E 5.25% 7/1/30	1,625,000	1,510,559
Public Service of Colorado 5.25% 4/1/53	780,000	795,716
Sempra Energy 4.875% 10/15/25 µ, ψ	575,000	539,962
Sociedad de Transmision Austral 144A 4.00% 1/27/32 #	420,000	348,996
Southern 5.70% 10/15/32	900,000	947,373
Southern California Edison
3.45% 2/1/52	3,037,000	2,229,362
3.65% 2/1/50	1,525,000	1,177,226
4.00% 4/1/47	880,000	724,707
4.875% 3/1/49	2,330,000	2,159,817
Southern California Gas 2.95% 4/15/27	2,600,000	2,437,807
Southern Co. Gas Capital 5.15% 9/15/32	1,901,000	1,918,530
System Energy Resources 2.14% 12/9/25	800,000	737,729
Vistra 144A 7.00% 12/15/26 #, µ, ψ	1,500,000	1,321,552
Vistra Operations 144A 5.125% 5/13/25 #	2,620,000	2,556,348
		79,429,167
Total Corporate Bonds (cost $858,093,368)		766,973,921

Municipal Bonds — 0.86%
American Municipal Power, Ohio (Combined Hydroelectric Projects - Build America Bonds) Series B 8.084% 2/15/50	1,500,000	2,078,250
Chicago, Illinois Transit Authority Sales Tax Receipts Revenue
(Pension Funding) Series A 6.899% 12/1/40	1,750,000	2,024,207
(Retire Health care Funding) Series B 6.899% 12/1/40	1,750,000	2,024,208
Commonwealth of Puerto Rico (Restructured)
Series A-1 2.993% 7/1/24 ^	162,917	153,393
Series A-1 4.00% 7/1/35	355,609	310,827
Series A-1 4.00% 7/1/37	377,735	320,591
GDB Debt Recovery Authority of Puerto Rico (Taxable) 7.50% 8/20/40	7,412,615	6,152,470
Golden State, California Tobacco Securitization (Senior) Series A1 2.587% 6/1/29	1,700,000	1,472,608

Schedules of investments

Optimum Fixed Income Fund

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Municipal Electric Authority of Georgia (Build America Bonds Plant Vogtle Units 3 & 4 Project) 6.655% 4/1/57	1,728,000	$1,915,972
New Jersey Transportation Trust Fund Authority (Build America Bonds) Series C 5.754% 12/15/28	1,590,000	1,633,169
New York City, New York Transitional Finance Authority Future Tax Secured Revenue (Build America Bonds) Subordinate Series A-1 5.508% 8/1/37	700,000	728,770
New York State Urban Development (Build America Bonds) Series E 5.77% 3/15/39	800,000	838,600
Pennsylvania Higher Education Assistance Agency Revenue (Student Loans) Series 2006-2 A-3 4.948% (LIBOR03M + 0.13%) 10/25/36 •	219,217	216,621
West Virginia Tobacco Settlement Finance Authority (Class 1 Senior Current Interest Bonds)
Series A 1.82% 6/1/26	250,000	226,768
Series A 2.351% 6/1/28	300,000	263,643
Series A 2.551% 6/1/29	300,000	260,028
Series A 2.951% 6/1/31	500,000	423,075
Total Municipal Bonds (cost $22,718,252)		21,043,200

Non-Agency Asset-Backed Securities — 2.06%
ABFC Trust
Series 2006-HE1 A2D 5.065% (LIBOR01M + 0.22%, Floor 0.22%) 1/25/37 •	251,938	144,954
Argent Securities Trust
Series 2006-M1 A2C 5.145% (LIBOR01M + 0.30%, Floor 0.30%) 7/25/36 •	1,092,653	286,812
Series 2006-W4 A2C 5.165% (LIBOR01M + 0.32%, Floor 0.32%) 5/25/36 •	571,359	137,960
Bear Stearns Asset-Backed Securities I Trust
Series 2005-FR1 M2 5.85% (LIBOR01M + 1.01%, Floor 1.01%) 6/25/35 •	1,027,995	974,558
Bear Stearns Asset-Backed Securities Trust
Series 2007-SD1 22A1 3.846% 10/25/36 •	99,753	58,586
Centex Home Equity Loan Trust
Series 2002-A AF6 5.54% 1/25/32	182	177
CIT Mortgage Loan Trust
Series 2007-1 1M1 144A 6.345% (LIBOR01M + 1.50%, Floor 1.50%) 10/25/37 #, •	3,600,000	3,437,670
Citicorp Residential Mortgage Trust
Series 2006-3 A5 4.72% 11/25/36 ~	180,534	176,767
Countrywide Asset-Backed Certificates Trust
Series 2004-3 2A 5.245% (LIBOR01M + 0.40%, Floor 0.40%) 8/25/34 •	26,838	24,477
Series 2005-3 MV7 6.795% (LIBOR01M + 1.95%, Floor 1.95%) 8/25/35 •	4,200,000	3,812,277
Series 2006-1 AF6 4.467% 7/25/36 •	27,376	25,682
Series 2006-11 1AF6 6.15% 9/25/46 •	32,681	29,559
Series 2006-17 2A2 5.145% (LIBOR01M + 0.30%, Floor 0.30%) 3/25/47 •	569,558	553,857

	Principal
	amount°	Value (US $)
Non-Agency Asset-Backed Securities (continued)
Countrywide Asset-Backed Certificates Trust
Series 2006-26 2A4 5.065% (LIBOR01M + 0.22%, Floor 0.22%) 6/25/37 •	990,155	$945,248
Series 2007-6 2A4 5.155% (LIBOR01M + 0.31%, Floor 0.31%) 9/25/37 •	932,706	789,850
DataBank Issuer
Series 2021-1A A2 144A 2.06% 2/27/51 #	1,600,000	1,420,059
Diamond Infrastructure Funding
Series 2021-1A A 144A 1.76% 4/15/49 #	4,700,000	4,022,347
Domino's Pizza Master Issuer
Series 2021-1A A2I 144A 2.662% 4/25/51 #	7,270,500	6,240,176
EquiFirst Mortgage Loan Trust
Series 2004-2 M7 7.845% (LIBOR01M + 3.00%, Floor 3.00%) 10/25/34 •	662,361	614,995
First Franklin Mortgage Loan Trust
Series 2006-FF5 2A3 5.165% (LIBOR01M + 0.32%, Floor 0.32%) 4/25/36 •	608,364	576,939
Fremont Home Loan Trust
Series 2004-B M1 5.715% (LIBOR01M + 0.87%, Floor 0.87%) 5/25/34 •	1,952,372	1,790,995
GE-WMC Mortgage Securities Trust
Series 2006-1 A2B 5.145% (LIBOR01M + 0.30%, Floor 0.30%) 8/25/36 •	1,656,150	710,475
GSAMP Trust
Series 2006-FM3 A2D 5.075% (LIBOR01M + 0.23%, Floor 0.23%) 11/25/36 •	768,522	360,574
GSAMP Trust
Series 2007-SEA1 A 144A 5.145% (LIBOR01M + 0.30%, Floor 0.30%) 12/25/36 #, •	436,182	407,843
Hardee's Funding
Series 2018-1A A2II 144A 4.959% 6/20/48 #	477,500	453,288
Home Equity Mortgage Loan Asset-Backed Trust
Series 2007-A 2A3 5.085% (LIBOR01M + 0.24%, Floor 0.24%) 4/25/37 •	1,074,300	694,696
HSI Asset Securitization Trust
Series 2006-HE1 2A1 4.945% (LIBOR01M + 0.10%, Floor 0.10%) 10/25/36 •	21,418	8,555
JPMorgan Chase Bank
Series 2021-3 B 144A 0.76% 2/26/29 #	581,916	552,081
JPMorgan Mortgage Acquisition Trust
Series 2006-CW2 AV5 5.085% (LIBOR01M + 0.24%, Floor 0.24%) 8/25/36 •	179,841	174,907
Lendingpoint Asset Securitization Trust
Series 2021-B A 144A 1.11% 2/15/29 #	73,633	73,405
Long Beach Mortgage Loan Trust
Series 2006-1 2A4 5.445% (LIBOR01M + 0.60%, Floor 0.60%) 2/25/36 •	2,383,290	1,936,159
Series 2006-7 1A 5.155% (LIBOR01M + 0.31%, Floor 0.31%) 8/25/36 •	2,270,553	1,218,870
Morgan Stanley ABS Capital I Trust
Series 2007-HE1 A2C 4.995% (LIBOR01M + 0.15%, Floor 0.15%) 11/25/36 •	3,651,511	2,037,724

Schedules of investments

Optimum Fixed Income Fund

	Principal
	amount°	Value (US $)
Non-Agency Asset-Backed Securities (continued)
Morgan Stanley ABS Capital I Trust
Series 2007-HE5 A2D 5.185% (LIBOR01M + 0.34%, Floor 0.34%) 3/25/37 •	2,715,375	$1,195,332
New Century Home Equity Loan Trust
Series 2005-1 M2 5.565% (LIBOR01M + 0.72%, Cap 12.50%, Floor 0.72%) 3/25/35 •	233,599	222,389
Option One Mortgage Loan Trust
Series 2005-1 M1 5.625% (LIBOR01M + 0.78%, Floor 0.78%) 2/25/35 •	1,020,749	956,997
Series 2007-4 2A4 5.155% (LIBOR01M + 0.31%, Floor 0.31%) 4/25/37 •	4,742,675	2,644,878
PFS Financing
Series 2021-A A 144A 0.71% 4/15/26 #	1,800,000	1,713,589
RAAC Trust
Series 2005-SP2 2A 5.445% (LIBOR01M + 0.60%, Cap 14.00%, Floor 0.60%) 6/25/44 •	175,805	140,778
Sofi Professional Loan Program
Series 2016-F A2 144A 3.02% 2/25/40 #	88,806	84,710
Soundview Home Loan Trust
Series 2006-OPT1 2A4 5.385% (LIBOR01M + 0.54%, Floor 0.54%) 3/25/36 •	114,906	112,352
Structured Asset Investment Loan Trust
Series 2003-BC2 M1 6.225% (LIBOR01M + 1.38%, Floor 1.38%) 4/25/33 •	15,778	15,177
Structured Asset Securities Mortgage Loan Trust
Series 2006-BC1 A6 5.115% (LIBOR01M + 0.27%, Floor 0.27%) 3/25/36 •	952,547	865,125
Series 2006-BC2 A1 5.00% (LIBOR01M + 0.16%, Floor 0.16%) 9/25/36 •	3,010,270	1,869,764
Towd Point Mortgage Trust
Series 2017-1 A1 144A 2.75% 10/25/56 #, •	92,151	90,378
Series 2017-2 A1 144A 2.75% 4/25/57 #, •	11,126	11,001
Series 2017-4 M1 144A 3.25% 6/25/57 #, •	615,000	535,767
Series 2018-1 A1 144A 3.00% 1/25/58 #, •	139,927	135,607
Series 2019-4 A1 144A 2.90% 10/25/59 #, •	5,307,801	4,947,135
Total Non-Agency Asset-Backed Securities (cost $58,273,617)		50,233,501

Non-Agency Collateralized Mortgage Obligations — 1.51%
Alternative Loan Trust Resecuritization
Series 2008-2R 3A1 6.00% 8/25/37 •	808,670	417,501
ARM Trust
Series 2005-10 3A31 3.293% 1/25/36 •	34,994	31,185
Series 2006-2 1A4 4.004% 5/25/36 •	324,015	275,485
Banc of America Funding Trust
Series 2005-E 7A1 4.568% (12MTA + 1.43%, Floor 1.43%) 6/20/35 •	65,167	51,296
Series 2006-I 1A1 3.825% 12/20/36 •	75,800	71,490
Banc of America Mortgage Trust
Series 2003-D 2A1 4.029% 5/25/33 •	32,518	29,472

	Principal
	amount°	Value (US $)
Non-Agency Collateralized Mortgage Obligations (continued)
Bear Stearns ARM Trust
Series 2003-5 2A1 3.539% 8/25/33 •	14,018	$12,725
Chase Mortgage Finance Trust
Series 2005-A1 3A1 3.939% 12/25/35 •	40,157	33,230
CHL Mortgage Pass Through Trust
Series 2007-4 1A1 6.00% 5/25/37 ♦	662,074	315,292
Connecticut Avenue Securities Trust
Series 2018-R07 1M2 144A 7.245% (LIBOR01M + 2.40%) 4/25/31 #, •	52,196	52,196
Series 2019-R01 2M2 144A 7.295% (LIBOR01M + 2.45%) 7/25/31 #, •	40,756	40,807
Series 2019-R02 1M2 144A 7.145% (LIBOR01M + 2.30%, Floor 2.30%) 8/25/31 #, •	73,466	73,466
Series 2019-R07 1M2 144A 6.945% (LIBOR01M + 2.10%) 10/25/39 #, •	155,338	155,811
Series 2020-R01 1M2 144A 6.895% (LIBOR01M + 2.05%) 1/25/40 #, •	688,183	690,298
Series 2022-R01 1M2 144A 6.46% (SOFR + 1.90%) 12/25/41 #, •	1,500,000	1,435,866
Series 2022-R02 2M2 144A 7.56% (SOFR + 3.00%) 1/25/42 #, •	900,000	853,904
CSMC Mortgage-Backed Trust
Series 2005-1R 2A5 144A 5.75% 12/26/35 #	483,106	348,805
Series 2007-1 5A14 6.00% 2/25/37	142,022	84,605
Series 2007-3 4A12 1.905% (6.75% minus LIBOR01M, Cap 6.75%) 4/25/37 Σ, •	73,163	10,309
Series 2007-3 4A15 5.50% 4/25/37	32,487	26,785
CSMC Mortgage-Backed Trust
Series 2007-3 4A6 5.095% (LIBOR01M + 0.25%, Cap 7.00%, Floor 0.25%) 4/25/37 •	73,163	57,535
Flagstar Mortgage Trust
Series 2021-2 A6 144A 2.50% 4/25/51 #, •	802,681	692,563
GMACM Mortgage Loan Trust
Series 2006-J1 A1 5.75% 4/25/36	15,575	13,350
GS Mortgage-Backed Securities Trust
Series 2021-PJ4 A8 144A 2.50% 9/25/51 #, •	2,123,499	1,832,182
Series 2021-PJ7 A2 144A 2.50% 1/25/52 #, •	2,223,985	1,799,778
GSR Mortgage Loan Trust
Series 2007-AR1 2A1 3.53% 3/25/47 •	360,146	228,190
JPMorgan Alternative Loan Trust
Series 2007-A2 11A1 5.205% (LIBOR01M + 0.36%, Cap 11.50%, Floor 0.36%) 6/25/37 •	2,910,750	1,553,552
JPMorgan Mortgage Trust
Series 2006-A6 2A4L 3.985% 10/25/36 •	170,636	135,186
Series 2006-A7 2A2 3.886% 1/25/37 •	31,266	22,594
Series 2007-A1 6A1 3.794% 7/25/35 •	41,044	37,778
Series 2014-2 B1 144A 3.412% 6/25/29 #, •	21,186	18,601
Series 2014-2 B2 144A 3.412% 6/25/29 #, •	21,186	18,428
Series 2015-4 B1 144A 3.548% 6/25/45 #, •	458,840	409,172
Series 2015-4 B2 144A 3.548% 6/25/45 #, •	196,108	174,523

Schedules of investments

Optimum Fixed Income Fund

	Principal
	amount°		Value (US $)
Non-Agency Collateralized Mortgage Obligations (continued)
JPMorgan Mortgage Trust
Series 2015-5 B2 144A 5.853% 5/25/45 #, •		291,918	$276,404
Series 2015-6 B1 144A 3.532% 10/25/45 #, •		182,115	168,367
Series 2015-6 B2 144A 3.532% 10/25/45 #, •		177,193	163,358
Series 2016-4 B1 144A 3.82% 10/25/46 #, •		175,167	157,906
Series 2016-4 B2 144A 3.82% 10/25/46 #, •		319,356	286,143
Series 2017-1 B3 144A 3.448% 1/25/47 #, •		819,834	684,197
Series 2017-2 A3 144A 3.50% 5/25/47 #, •		50,739	45,810
Series 2020-2 A3 144A 3.50% 7/25/50 #, •		147,881	132,032
Series 2020-7 A3 144A 3.00% 1/25/51 #, •		454,024	389,095
Series 2021-1 A3 144A 2.50% 6/25/51 #, •		709,233	578,208
Series 2021-10 A3 144A 2.50% 12/25/51 #, •		1,493,271	1,204,708
Series 2021-13 B1 144A 3.143% 4/25/52 #, •		1,930,526	1,521,261
Lehman Mortgage Trust
Series 2007-10 2A2 6.50% 1/25/38		1,141,843	345,595
Ludgate Funding
Series 2006-1X A2A 4.524% (BP0003M + 0.19%) 12/1/60 •	GBP	951,524	1,119,283
Series 2008-W1X A1 4.494% (BP0003M + 0.60%) 1/1/61 •	GBP	417,610	485,660
Mansard Mortgages
Series 2007-1X A2 4.167% (SONIA + 0.299%) 4/15/47 •	GBP	445,375	524,967
MASTR Alternative Loan Trust
Series 2004-3 8A1 7.00% 4/25/34		1,087	1,121
Series 2004-5 6A1 7.00% 6/25/34		15,975	15,998
MASTR ARM Trust
Series 2004-4 4A1 3.522% 5/25/34 •		32,745	29,722
Merrill Lynch Mortgage Investors Trust
Series 2004-A1 2A2 3.821% 2/25/34 •		1,731	1,546
Morgan Stanley Residential Mortgage Loan Trust
Series 2020-1 A2A 144A 2.50% 12/25/50 #, •		734,289	601,572
Series 2021-1 A2 144A 2.50% 3/25/51 #, •		655,045	536,650
Series 2021-4 A3 144A 2.50% 7/25/51 #, •		747,480	603,036
New Residential Mortgage Loan Trust
Series 2018-RPL1 A1 144A 3.50% 12/25/57 #, •		120,072	113,090
Series 2019-RPL3 A1 144A 2.75% 7/25/59 #, •		2,929,021	2,728,472
RALI Series Trust
Series 2007-QA5 2A1 6.016% 9/25/37 •		1,945,401	1,373,718
Series 2007-QH8 A 3.677% 10/25/37 •		1,105,133	935,705
RCKT Mortgage Trust
Series 2021-1 A1 144A 2.50% 3/25/51 #, •		723,906	585,827
Series 2021-6 A1 144A 2.50% 12/25/51 #, •		1,521,641	1,231,400

	Principal
	amount°	Value (US $)
Non-Agency Collateralized Mortgage Obligations (continued)
Reperforming Loan REMIC Trust
Series 2006-R1 AF1 144A 5.185% (LIBOR01M + 0.34%, Cap 9.50%, Floor 0.34%) 1/25/36 #, •	448,837	$395,722
RFMSI Trust
Series 2004-S9 2A1 4.75% 12/25/19	28	32
Sequoia Mortgage Trust
Series 2004-5 A3 5.747% (LIBOR06M + 0.56%, Cap 11.50%, Floor 0.56%) 6/20/34 •	79,941	71,131
Series 2007-1 4A1 3.184% 9/20/46 • 222,935 149,402 Series 2015-1 B2 144A 3.913% 1/25/45 #, •	122,632	116,076
Series 2017-5 B2 144A 3.781% 8/25/47 #, •	2,799,333	2,561,421
Series 2020-4 A2 144A 2.50% 11/25/50 #, •	576,433	472,248
Structured ARM Loan Trust
Series 2006-1 7A4 3.396% 2/25/36 •	41,694	37,127
Structured Asset Mortgage Investments II Trust
Series 2005-AR5 A2 5.261% (LIBOR01M + 0.50%, Cap 11.00%, Floor 0.50%) 7/19/35 •	107,474	100,972
Trinity Square
Series 2021-1A A 144A 4.713% (SONIA + 0.85%) 7/15/59 #, • GBP	2,826,294	3,479,627
WaMu Mortgage Pass Through Certificates Trust
Series 2005-AR16 1A3 3.857% 12/25/35 ♦, •	165,203	145,703
Series 2007-HY1 3A3 3.713% 2/25/37 ♦, •	109,601	96,234
Series 2007-HY7 4A1 3.884% 7/25/37 ♦, •	221,668	199,100
Wells Fargo Mortgage-Backed Securities Trust
Series 2006-AR11 A6 4.059% 8/25/36 •	103,203	93,132
Series 2020-1 A1 144A 3.00% 12/25/49 #, •	137,274	117,643
Total Non-Agency Collateralized Mortgage Obligations (cost $44,769,865)		36,880,381

Non-Agency Commercial Mortgage-Backed Securities — 4.69%
BANK
Series 2017-BNK5 B 3.896% 6/15/60 •	605,000	539,371
Series 2017-BNK7 A5 3.435% 9/15/60	710,000	658,688
Series 2019-BN20 A3 3.011% 9/15/62	8,000,000	7,025,144
Series 2019-BN21 A5 2.851% 10/17/52	2,100,000	1,820,931
Series 2022-BNK39 A4 2.928% 2/15/55	2,784,000	2,344,802
Series 2022-BNK39 B 3.239% 2/15/55 •	1,353,000	1,064,728
Series 2022-BNK39 C 3.27% 2/15/55 •	797,000	555,693
Series 2022-BNK40 B 3.394% 3/15/64 •	1,800,000	1,406,925
Series 2022-BNK41 A4 3.79% 4/15/65 •	2,000,000	1,809,931
Benchmark Mortgage Trust
Series 2020-B17 A5 2.289% 3/15/53	3,460,000	2,861,063
Series 2020-B20 A5 2.034% 10/15/53	13,250,000	10,587,619
Series 2020-B21 A5 1.978% 12/17/53	1,300,000	1,035,848
Series 2020-B22 A5 1.973% 1/15/54	2,050,000	1,625,692
Series 2021-B24 A5 2.584% 3/15/54	6,790,000	5,589,868
Series 2021-B29 A5 2.388% 9/15/54	6,000,000	4,853,642
Series 2022-B32 B 3.202% 1/15/55 •	1,800,000	1,398,870
Series 2022-B32 C 3.454% 1/15/55 •	2,200,000	1,557,914
Series 2022-B33 B 3.615% 3/15/55 •	900,000	734,983

Schedules of investments

Optimum Fixed Income Fund

	Principal
	amount°	Value (US $)
Non-Agency Commercial Mortgage-Backed Securities (continued)
Benchmark Mortgage Trust
Series 2022-B33 C 3.615% 3/15/55 •	900,000	$665,105
BMO Mortgage Trust
Series 2022-C1 A5 3.374% 2/15/55 •	600,000	523,879
Cantor Commercial Real Estate Lending
Series 2019-CF1 A5 3.786% 5/15/52	2,340,000	2,154,048
Series 2019-CF2 A5 2.874% 11/15/52	4,000,000	3,393,893
Series 2019-CF3 A4 3.006% 1/15/53	800,000	690,684
CD Mortgage Trust
Series 2017-CD6 B 3.911% 11/13/50 •	440,000	388,605
Series 2019-CD8 A4 2.912% 8/15/57	8,775,000	7,638,624
CFCRE Commercial Mortgage Trust
Series 2016-C7 A3 3.839% 12/10/54	3,100,000	2,914,730
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.635% 10/10/47	785,000	758,024
Series 2015-GC27 A5 3.137% 2/10/48	1,400,000	1,341,114
Series 2016-P3 A4 3.329% 4/15/49	1,305,000	1,226,754
Series 2017-C4 A4 3.471% 10/12/50	635,000	582,003
COMM Mortgage Trust
Series 2014-CR20 AM 3.938% 11/10/47	2,225,000	2,118,910
Series 2015-3BP A 144A 3.178% 2/10/35 #	605,000	564,605
Series 2015-CR23 A4 3.497% 5/10/48	780,000	747,443
Series 2016-CR28 A4 3.762% 2/10/49	2,330,000	2,222,117
DB-JPM Mortgage Trust
Series 2016-C1 A4 3.276% 5/10/49	900,000	846,426
GS Mortgage Securities Trust
Series 2017-GS5 A4 3.674% 3/10/50	1,280,000	1,200,904
Series 2017-GS6 A3 3.433% 5/10/50	1,935,000	1,794,546
GS Mortgage Securities Trust
Series 2019-GC39 A4 3.567% 5/10/52	1,250,000	1,140,142
Series 2019-GC42 A4 3.001% 9/10/52	5,000,000	4,379,746
Series 2020-GC47 A5 2.377% 5/12/53	3,716,000	3,076,646
JPM-BB Commercial Mortgage Securities Trust
Series 2015-C31 A3 3.801% 8/15/48	7,784,753	7,433,173
JPM-DB Commercial Mortgage Securities Trust
Series 2016-C2 A4 3.144% 6/15/49	1,640,000	1,533,541
Series 2016-C4 A3 3.141% 12/15/49	1,065,000	983,533
Series 2017-C7 A5 3.409% 10/15/50	2,395,000	2,219,904
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11 B 3.499% 4/15/46	355,000	311,262
Series 2016-JP2 AS 3.056% 8/15/49	1,250,000	1,126,928
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C26 A5 3.531% 10/15/48	960,000	915,504
Series 2015-C27 ASB 3.557% 12/15/47	1,100,300	1,069,805
Series 2016-C29 A4 3.325% 5/15/49	1,445,000	1,359,651
Morgan Stanley Capital I Trust
Series 2019-L3 A4 3.127% 11/15/52	1,000,000	878,052
Series 2020-HR8 A4 2.041% 7/15/53	4,415,000	3,560,663

	Principal
	amount°	Value (US $)
Non-Agency Commercial Mortgage-Backed Securities (continued)
UBS-Barclays Commercial Mortgage Trust
Series 2013-C5 B 144A 3.649% 3/10/46 #, •	299,073	$290,088
VMC Finance
Series 2021-FL4 A 144A 5.861% (LIBOR01M + 1.10%, Floor 1.10%) 6/16/36 #, •	1,137,910	1,097,834
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18 A5 3.405% 12/15/47	275,000	263,409
Series 2015-NXS3 A4 3.617% 9/15/57	510,000	485,701
Series 2016-BNK1 A3 2.652% 8/15/49	1,220,000	1,116,285
Series 2020-C58 A4 2.092% 7/15/53	2,300,000	1,845,502
Total Non-Agency Commercial Mortgage-Backed Securities (cost $134,155,562)		114,331,495

Loan Agreements — 2.21%
Amentum Government Services Holdings Tranche 3 8.76% - 9.03% (SOFR06M + 4.00%) 2/15/29 •	3,443,975	3,377,248
Applied Systems 9.399% (SOFR03M + 3.50%) 9/18/26 •	826,291	826,119
Applied Systems 2nd Lien 11.648% (SOFR03M + 5.50%) 9/17/27 •	2,058,605	2,066,325
Bausch & Lomb 8.357% (SOFR03M + 3.25%) 5/10/27 •	507,522	494,239
Berry Global Tranche Z 6.51% (LIBOR01M + 1.75%) 7/1/26 •	608,920	607,778
Calpine
6.85% (LIBOR01M + 2.00%) 4/5/26 •	240,625	239,443
7.35% (LIBOR01M + 2.50%) 12/16/27 •	253,001	252,228
Castlelake Aviation One Designated Activity Company
7.616% (LIBOR03M + 2.75%) 10/22/26 •	682,589	676,957
7.783% (SOFR01M + 2.75%) 10/22/27 •	952,612	940,308
CenturyLink Tranche B 7.172% (SOFR01M + 2.364%) 3/15/27 •	973,652	648,290
Charter Communications Operating Tranche B2 6.557% (SOFR01M + 1.75%) 2/1/27 •	473,805	470,104
Connect US Finco 8.14% (LIBOR01M + 3.50%) 12/11/26 •	629,530	626,579
Core & Main Tranche B-1
7.392% (SOFR01M + 2.60%) •	357,945	355,708
7.415% (LIBOR03M + 2.50%) 7/27/28 •	170,919	169,850
Delta Air Lines 8.558% (LIBOR03M + 3.75%) 10/20/27 •	475,000	493,050
Entegris Tranche B 7.37% - 7.64% (SOFR01M + 2.75%) 7/6/29 •	1,295,000	1,296,011
Epicor Software 2nd Lien 12.59% (LIBOR01M + 7.75%) 7/31/28 •	735,000	733,163
Epicor Software Tranche C 8.09% (LIBOR01M + 3.25%) 7/30/27 •	781,955	770,063
Frontier Communications Tranche B 8.625% (LIBOR01M + 3.75%) 5/1/28 •	1,715,000	1,629,250
Hamilton Projects Acquiror 9.659% (LIBOR03M + 4.50%) 6/17/27 •	815,006	809,572
Hexion Holdings 1st Lien 9.454% (SOFR03M + 4.65%) 3/15/29 •	2,297,637	2,070,746

Schedules of investments

Optimum Fixed Income Fund

	Principal
	amount°		Value (US $)
Loan Agreements (continued)
Hilton Grand Vacations Borrower 7.84% (LIBOR01M + 3.00%) 8/2/28 •		985,000	$985,000
Hilton Worldwide Finance Tranche B-2 6.642% (SOFR01M + 1.75%) 6/22/26 •		1,088,891	1,089,042
Informatica 7.625% (LIBOR01M + 2.75%) 10/27/28 •		628,650	625,245
IRB Holding Tranche B 7.687% (SOFR01M + 3.10%) 12/15/27 •		3,542,431	3,485,419
LSF9 Atlantis Holdings Tranche B 12.148% (SOFR03M + 7.25%) 3/31/29 •		2,057,250	2,014,391
Mileage Plus Holdings 10.213% (LIBOR03M + 5.25%) 6/21/27 •		850,000	883,941
MPH Acquisition Holdings 9.203% (LIBOR03M + 4.25%) 9/1/28 •		1,773,000	1,523,672
Organon & Co. 8.00% (LIBOR03M + 3.00%) 6/2/28 •		1,694,659	1,696,777
Peraton Tranche B 1st Lien 8.59% (LIBOR01M + 3.75%) 2/1/28 •		1,015,029	1,003,102
PG&E Tranche B 7.875% (LIBOR01M + 3.00%) 6/23/25 •		1,421,645	1,420,757
Prestige Brands Tranche B5 6.84% (LIBOR01M + 2.00%) 7/3/28 •		7,182	7,171
RealPage 1st Lien 7.84% (LIBOR01M + 3.00%) 4/24/28 •		985,000	957,639
Ryan Specialty Group Tranche B-1 7.907% (SOFR01M + 3.10%) 9/1/27 •		580,125	580,367
Scientific Games International Tranche B TBD 4/13/29 X		1,883,832	1,871,470
Sinclair Television Group Tranche B-4 8.657% (SOFR01M + 3.85%) 4/21/29 •		2,158,687	1,969,802
Standard Industries 7.116% (LIBOR01M + 2.25%) 9/22/28 •		2,450,942	2,443,283
TK Elevator Midco Tranche B 8.602% (LIBOR03M + 3.50%) 7/30/27 •		9	8
UKG 1st Lien 8.032% (LIBOR03M + 3.25%) 5/4/26 •		1,632,681	1,593,030
United Airlines Tranche B 8.568% (LIBOR03M + 3.75%) 4/21/28 •		294,737	293,570
US Foods Tranche B 7.557% (LIBOR01M + 2.75%) 11/22/28 •		1,206,250	1,205,936
Vantage Specialty Chemicals 1st Lien 9.597% (SOFR01M + 4.75%) 10/26/26 •		2,778,037	2,681,965
Viasat 9.422% (SOFR01M + 4.614%) 3/2/29 •		2,769,075	2,706,771
Virgin Media Bristol 8.113% (SOFR01M + 3.35%) 2/28/31 •		215,000	212,514
Vistra Operations 6.46% - 6.59% (LIBOR01M + 1.75%) 12/31/25 •		507,167	505,053
Zayo Group Holdings 7.84% (LIBOR01M + 3.00%) 3/9/27 •		2,954,377	2,401,663
Total Loan Agreements (cost $55,204,230)			53,710,619

Sovereign Bonds — 4.78%∆
Albania — 0.01%
Albania Government International Bond 144A 3.50% 6/16/27 #	EUR	150,000	147,477
			147,477
Angola — 0.02%
Angolan Government International Bonds
144A 8.25% 5/9/28 #		200,000	177,429
8.25% 5/9/28		200,000	177,429
144A 8.75% 4/14/32 #		200,000	169,500
			524,358

	Principal
	amount°	Value (US $)
Sovereign Bonds ∆(continued)
Argentina — 0.02%
Argentine Republic Government International Bonds
0.50% 7/9/30 ~	645,050	$188,470
1.00% 7/9/29	31,833	8,986
1.50% 7/9/35 ~	674,580	177,031
		374,487
Armenia — 0.01%
Republic of Armenia International Bond 144A 3.60% 2/2/31 #	200,000	154,842
		154,842
Azerbaijan — 0.01%
Republic of Azerbaijan International Bond 144A 3.50% 9/1/32 #	319,000	272,780
		272,780
Bahrain — 0.01%
Bahrain Government International Bond 144A 7.375% 5/14/30 #	300,000	310,791
		310,791
Bermuda — 0.03%
Bermuda Government International Bonds
144A 5.00% 7/15/32 #	400,000	402,176
5.00% 7/15/32	255,000	256,387
		658,563
Brazil — 0.02%
Brazilian Government International Bonds
3.875% 6/12/30	242,000	217,272
4.75% 1/14/50	233,000	172,933
		390,205
Chile — 0.02%
Chile Government International Bonds
2.55% 1/27/32	258,000	220,885
3.10% 5/7/41	323,000	243,244
3.50% 1/25/50	200,000	150,207
		614,336
Colombia — 0.03%
Colombia Government International Bonds
3.00% 1/30/30	272,000	214,021
3.25% 4/22/32	300,000	223,988
4.125% 2/22/42	217,000	141,195
Colombia Government International Bonds
5.00% 6/15/45	200,000	140,293
5.20% 5/15/49	200,000	140,073
		859,570
Costa Rica — 0.01%
Costa Rica Government International Bond
144A 5.625% 4/30/43 #	200,000	175,090
		175,090
Dominican Republic — 0.04%
Dominican Republic International Bonds
144A 4.875% 9/23/32 #	885,000	753,695
144A 5.50% 2/22/29 #	200,000	188,866
		942,561
Ecuador — 0.01%
Ecuador Government International Bonds
144A 1.50% 7/31/40 #, ~	278,501	84,744
144A 2.50% 7/31/35 #, ~	328,384	110,849
144A 5.50% 7/31/30 #, ~	125,307	58,874
144A 6.61% 7/31/30 #, ^	35,470	10,774
		265,241
Egypt — 0.03%
Egypt Government International Bonds
144A 5.75% 5/29/24 #	591,000	536,756
144A 8.70% 3/1/49 #	359,000	211,011
		747,767
El Salvador — 0.01%
El Salvador Government International Bond 6.375% 1/18/27	275,000	155,048
		155,048
Gabon — 0.01%
Gabon Government International Bond 144A 6.625% 2/6/31 #	200,000	153,090
		153,090

Schedules of investments

Optimum Fixed Income Fund

	Principal
	amount°		Value (US $)
Sovereign Bonds ∆(continued)
Georgia — 0.01%
Georgia Government International Bond 144A 2.75% 4/22/26 #		200,000	$179,028
			179,028
Ghana — 0.00%
Ghana Government International Bond 144A 7.75% 4/7/29 #		230,000	81,155
			81,155
Guatemala — 0.02%
Guatemala Government Bonds
144A 4.875% 2/13/28 #		400,000	389,931
144A 5.25% 8/10/29 #		200,000	195,443
			585,374
Honduras — 0.01%
Honduras Government International Bond 6.25% 1/19/27		200,000	178,934
			178,934
Hong Kong — 0.03%
Airport Authority
144A 2.50% 1/12/32 #		430,000	370,553
144A 3.25% 1/12/52 #		425,000	328,547
			699,100
Indonesia — 0.02%
Indonesia Government International Bonds
144A 4.625% 4/15/43 #		200,000	187,532
4.65% 9/20/32		200,000	199,587
			387,119
Israel — 0.10%
Israel Government International Bonds
2.75% 7/3/30		1,200,000	1,087,121
3.875% 7/3/50		200,000	167,512
State of Israel
3.80% 5/13/60		1,600,000	1,246,371
			2,501,004
Ivory Coast — 0.02%
Ivory Coast Government International Bond 144A 6.125% 6/15/33 #		590,000	512,385
			512,385
Japan — 3.71%
Japan Treasury Discount Bills
3.338% 4/17/23 ≠	JPY	5,010,000,000	37,735,461
15.531% 4/24/23 ≠	JPY	7,000,000,000	52,727,390
			90,462,851
Jordan — 0.01%
Jordan Government International Bond 144A 4.95% 7/7/25 #		200,000	191,850
			191,850
Kazakhstan — 0.01%
Kazakhstan Government International Bond 144A 6.50% 7/21/45 #		207,000	216,305
			216,305
Kenya — 0.01%
Republic of Kenya Government International Bond 144A 8.00% 5/22/32 #		200,000	162,880
			162,880
Lebanon — 0.00%
Lebanon Government International Bond 6.25% 5/27/22 ‡		582,000	37,975
			37,975
Mexico — 0.02%
Mexico Government International Bonds
4.40% 2/12/52		225,000	176,366
4.875% 5/19/33		200,000	191,727
6.35% 2/9/35		200,000	212,879
			580,972
Morocco — 0.01%
Morocco Government International Bond 144A 2.375% 12/15/27 #		300,000	264,803
			264,803

	Principal
	amount°		Value (US $)
Sovereign Bonds ∆(continued)
Nigeria — 0.02%
Nigeria Government International Bond 144A 7.875% 2/16/32 #		537,000	$406,434
			406,434
Oman — 0.02%
Oman Government International Bonds
144A 6.75% 1/17/48 #		343,000	325,197
7.375% 10/28/32		200,000	218,711
			543,908
Pakistan — 0.00%
Pakistan Government International Bond 144A 7.375% 4/8/31 #		200,000	72,000
			72,000
Panama — 0.02%
Panama Bonos del Tesoro 3.362% 6/30/31		200,000	166,750
Panama Government International Bond 144A 3.75% 4/17/26 #		363,000	344,578
			511,328
Paraguay — 0.03%
Paraguay Government International Bonds
144A 4.95% 4/28/31 #		300,000	291,708
144A 5.40% 3/30/50 #		403,000	348,484
			640,192
Peru — 0.03%
Peruvian Government International Bonds
2.392% 1/23/26		323,000	304,868
2.844% 6/20/30		512,000	448,671
5.625% 11/18/50		35,000	35,362
			788,901
Qatar — 0.01%
Qatar Government International Bond 144A 4.40% 4/16/50 #		400,000	371,126
			371,126
Republic of North Macedonia — 0.01%
North Macedonia Government International Bond 144A 3.675% 6/3/26 #	EUR	150,000	150,042
			150,042
Romania — 0.06%
Romanian Government International Bonds
144A 1.75% 7/13/30 #	EUR	1,800,000	1,439,557
144A 2.625% 12/2/40 #	EUR	123,000	77,603
144A 3.375% 1/28/50 #	EUR	109,000	71,747
			1,588,907
Saudi Arabia — 0.03%
Saudi Government International Bonds
144A 3.25% 11/17/51 #		400,000	281,995
144A 3.625% 3/4/28 #		541,000	521,115
			803,110
Senegal — 0.01%
Senegal Government International Bonds
144A 5.375% 6/8/37 #	EUR	200,000	139,914
144A 6.75% 3/13/48 #		210,000	146,328
			286,242
Serbia — 0.02%
Serbia International Bonds
144A 1.00% 9/23/28 #	EUR	200,000	167,840
144A 2.125% 12/1/30 #		200,000	152,271
144A 3.125% 5/15/27 #	EUR	100,000	98,109
			418,220
South Africa — 0.15%
Republic of South Africa Government International Bonds
4.85% 9/30/29		3,200,000	2,879,520
5.65% 9/27/47		200,000	148,270
5.75% 9/30/49		542,000	399,430

Schedules of investments

Optimum Fixed Income Fund

	Principal
	amount°		Value (US $)
Sovereign Bonds ∆(continued)
South Africa (continued)
Republic of South Africa Government International Bonds 5.875% 6/22/30		268,000	$251,953
			3,679,173
Sri Lanka — 0.01%
Sri Lanka Government International Bond 144A 6.20% 5/11/27 #		453,000	163,174
			163,174
Trinidad and Tobago — 0.01%
Trinidad & Tobago Government International Bond 144A 4.50% 6/26/30 #		200,000	192,675
			192,675
Turkey — 0.04%
Hazine Mustesarligi Varlik Kiralama 144A 5.125% 6/22/26 #		200,000	182,607
Turkey Government International Bond 7.625% 4/26/29		500,000	477,029
Turkiye Ihracat Kredi Bankasi 144A 5.75% 7/6/26 #		350,000	320,186
			979,822
Ukraine — 0.01%
Ukraine Government International Bond 144A 7.75% 9/1/28 #		804,000	150,476
			150,476
Uruguay — 0.01%
Uruguay Government International Bond 4.375% 1/23/31		232,000	230,967
			230,967
Uzbekistan — 0.02%
Republic of Uzbekistan International Bonds 144A 3.90% 10/19/31 #		200,000	160,925
Republic of Uzbekistan International Bonds 144A 5.375% 2/20/29 #		448,000	411,053
			571,978
Total Sovereign Bonds (cost $125,888,408)			116,336,616

Supranational Banks — 0.01%
Banque Ouest Africaine de Developpement 144A 2.75% 1/22/33 #	EUR	200,000	161,601
Total Supranational Banks (cost $240,998)			161,601

US Treasury Obligations — 15.20%
US Treasury Bonds
1.375% 11/15/40		100,000	68,965
1.625% 11/15/50		13,500,000	8,665,312
1.75% 8/15/41		1,800,000	1,304,719
1.875% 2/15/41		52,800,000	39,535,030
1.875% 2/15/51		2,700,000	1,845,703
1.875% 11/15/51		5,100,000	3,475,072
2.00% 2/15/50		16,000,000	11,350,000
2.00% 8/15/51		5,000	3,519
2.25% 8/15/46		10,800,000	8,159,063
2.25% 8/15/49		850,000	639,691
2.25% 2/15/52		2,600,000	1,940,148
2.50% 2/15/45		37,100,000	29,632,901
2.75% 8/15/42		900,000	766,512
2.75% 11/15/42		1,400,000	1,188,387
2.875% 5/15/43		2,200,000	1,902,613
2.875% 8/15/45		16,700,000	14,244,252
3.00% 5/15/47		900,000	783,984
3.00% 8/15/48		3,770,000	3,294,627
3.00% 2/15/49		700,000	613,266
3.125% 5/15/48		1,490,000	1,330,873
3.625% 2/15/53		25,370,000	25,193,600
3.875% 2/15/43		17,525,000	17,685,189
US Treasury Floating Rate Notes
4.871% (USBMMY3M + 0.14%) 10/31/24 •		27,480,000	27,478,269
4.931% (USBMMY3M + 0.20%) 1/31/25 •		5,925,000	5,929,028
US Treasury Inflation Indexed Notes 0.625% 7/15/32		13,797,578	13,189,875

	Principal
	amount°	Value (US $)
US Treasury Obligations (continued)
US Treasury Notes
0.50% 10/31/27	13,200,000	$11,458,219
1.875% 8/31/24 ∞	2,170,000	2,096,974
2.00% 6/30/24 ∞	7,700,000	7,474,264
2.125% 3/31/24 ∞	2,010,000	1,961,729
2.125% 11/30/24 ∞	11,130,000	10,760,449
2.25% 11/15/24 ∞	11,030,000	10,687,251
2.375% 2/29/24 ∞	4,000,000	3,916,579
2.375% 8/15/24 ∞	1,820,000	1,772,154
2.375% 3/31/29	7,190,000	6,714,365
2.50% 1/31/24 ∞	2,790,000	2,739,106
2.625% 3/31/25	12,700,000	12,361,415
2.875% 11/30/23 ∞	2,500,000	2,470,099
3.50% 1/31/30	15,520,000	15,459,376
3.50% 2/15/33	5,360,000	5,368,794
3.625% 3/31/28	11,145,000	11,164,156
3.625% 3/31/30	325,000	326,574
3.875% 11/30/29	9,075,000	9,234,521
3.875% 12/31/29	820,000	834,991
4.00% 2/15/26	3,825,000	3,841,286
4.00% 10/31/29	595,000	609,503
4.125% 1/31/25	1,460,000	1,459,772
4.125% 11/15/32	21,665,000	22,768,561
4.375% 10/31/24	1,910,000	1,912,574
4.625% 2/28/25	565,000	570,540
4.625% 3/15/26	245,000	250,599
US Treasury STRIP Principal 2.26% 5/15/44 ^	4,290,000	1,903,847
Total US Treasury Obligations (cost $386,378,987)		370,338,296

	Number of
	shares
Common Stock — 0.02%
Industrials — 0.02%
Grupo Aeromexico =, †	50,210	557,265
Total Common Stock (cost $820,685)		557,265

Options Purchased — 0.22%
Put Swaptions — 0.22%
30 yr IRS pay a fixed rate 2.06% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 10/25/23 (BOFA)	15,500,000	3,355,545
30 yr IRS pay a fixed rate 2.102% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 9/15/23 (MS)	4,800,000	1,010,195
CDX.NA.HY.39.V1 5 yr strike price $100.50, expiration date 5/17/23	71,500,000	921,400
Total Options Purchased (premium paid $2,110,435)		5,287,140

	Number of
	shares
Short-Term Investments — 26.95%
Money Market Mutual Funds — 1.10%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.72%)	6,736,775	6,736,775
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.72%)	6,736,775	6,736,775
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.84%)	6,736,775	6,736,775

Schedules of investments

Optimum Fixed Income Fund

	Number of
	shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.73%)	6,736,775	$6,736,775
		26,947,100

	Principal
	amount°
Repurchase Agreements — 25.85%
US Treasury repurchase agreement with Nomura Securities International 4.79%, dated 3/30/23, to be repurchased 4/3/23, repurchase price $314,325,418 (collateralized by US government obligations; 1.50% - 2.75%; market value $321,952,917)	314,200,000	314,200,000
US Treasury repurchase agreement with Nomura Securities International 4.79%, dated 3/31/23, to be repurchased 4/4/23, repurchase price $315,541,979 (collateralized by US government obligations; 1.00%; market value $324,652,039)	315,500,000	315,500,000
		629,700,000
Total Short-Term Investments (cost $656,647,100)		656,647,100
Total Value of Securities Before Options Written—128.26% (cost $3,310,762,923)		3,124,839,149

Options Written — (0.31%)
Foreign Currency Call Option — (0.00%)
USD vs MXN, strike price 20.50, expiration date 6/15/23, notional amount (53,300,000) (CITI)	(2,600,000)	(7,583)
		(7,583)
Futures Call Options — (0.00%)
US Treasury 10 yr Notes strike price $118, expiration date 4/21/23, notional amount (271,400,000) (Exchange-Traded)	(23)	(4,313)
US Treasury 10 yr Notes strike price $119, expiration date 4/21/23, notional amount (487,900,000) (Exchange-Traded)	(41)	(5,125)
		(9,438)
Futures Put Options — (0.00%)
US Treasury 10 yr Notes strike price $112, expiration date 4/21/23, notional amount (459,200,000) (Exchange-Traded)	(41)	(4,484)
US Treasury 10 yr Notes strike price $112.50, expiration date 4/21/23, notional amount (258,750,000) (Exchange-Traded)	(23)	(3,594)
		(8,078)

	Notional
	amount*	Value (US $)
Call Swaptions — (0.00%)
1 yr IRS pay a fixed rate 0.70% and receive a floating rate based on 3-month EURIBOR expiration date 4/26/23 (GS)	(4,200,000)	$(0)
1 yr IRS pay a fixed rate 0.70% and receive a floating rate based on 3-month EURIBOR expiration date 4/28/23 (BNP)	(4,300,000)	(0)
1 yr IRS pay a fixed rate 2.841% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 10/27/23 (GS)	(1,800,000)	(2,852)
1 yr IRS pay a fixed rate 2.92% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 10/13/23 (DB)	(3,000,000)	(4,599)
1 yr IRS pay a fixed rate 2.92% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 10/13/23 (GS)	(2,600,000)	(3,986)
1 yr IRS pay a fixed rate 2.973% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 10/25/23 (GS)	(1,800,000)	(3,189)
1 yr IRS pay a fixed rate 3.018% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 10/20/23 (GS)	(1,700,000)	(3,039)
1 yr IRS pay a fixed rate 3.14% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 10/23/23 (GS)	(1,700,000)	(3,483)
1 yr IRS pay a fixed rate 3.19% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 10/23/23 (GS)	(1,700,000)	(3,659)
1 yr IRS pay a fixed rate 3.225% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 10/23/23 (GS)	(1,700,000)	(3,787)
		(28,594)
Put Swaptions — (0.31%)
1 yr IRS pay a fixed rate 2.25% and receive a floating rate based on 3-month EURIBOR expiration date 4/26/23 (GS)	(4,200,000)	(56,546)
1 yr IRS pay a fixed rate 2.25% and receive a floating rate based on 3-month EURIBOR expiration date 4/28/23 (BNP)	(4,300,000)	(58,018)
1 yr IRS pay a fixed rate 2.841% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 10/27/23 (GS)	(1,800,000)	(22,298)
1 yr IRS pay a fixed rate 2.92% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 10/13/23 (DB)	(3,000,000)	(36,334)

Schedules of investments

Optimum Fixed Income Fund

	Notional
	amount*	Value (US $)
Put Swaptions (continued)
1 yr IRS pay a fixed rate 2.92% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 10/13/23 (GS)	(2,600,000)	$(31,489)
1 yr IRS pay a fixed rate 2.973% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 10/25/23 (GS)	(1,800,000)	(20,666)
1 yr IRS pay a fixed rate 3.018% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 10/20/23 (GS)	(1,700,000)	(19,000)
1 yr IRS pay a fixed rate 3.14% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 10/23/23 (GS)	(1,700,000)	(17,402)
1 yr IRS pay a fixed rate 3.19% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 10/23/23 (GS)	(1,700,000)	(16,771)
1 yr IRS pay a fixed rate 3.225% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 10/23/23 (GS)	(1,700,000)	(16,333)
5 yr IRS pay a fixed rate 1.96% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 9/15/23 (MS)	(24,000,000)	(1,639,531)
5 yr IRS pay a fixed rate 2.00% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 10/25/23 (BOFA)	(77,500,000)	(5,052,662)
CDX.NA.HY.39.V1 5 yr strike price $96.50, expiration date 5/17/23	(71,500,000)	(286,777)
CDX.NA.HY.39.V1 5 yr strike price $98.50, expiration date 5/17/23	(37,500,000)	(264,910)
		(7,538,737)
Total Options Written (premium received $2,220,730)		(7,592,430)
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
≠	The rate shown is the effective yield at the time of purchase.
∆	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 37 in “Security type / country and sector allocations.”
X	This loan will settle after March 31, 2023, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
~	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Stated rate in effect at March 31, 2023.
ω	Perpetual security with no stated maturity date.
‡	Non-income producing security. Security is currently in default.
∞	Fully or partially pledged as collateral for futures, swap contracts, and reverse repurchase agreements.
†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at March 31, 2023. Rate will reset at a future date.
♦	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2023, the aggregate value of Rule 144A securities was $461,047,431, which represents 18.92% of the Fund's net assets. See Note 10 in “Notes to financial statements."
∑	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
Ω	Principal only security. A principal only security is the principal only portion of a fixed income security which is separated and sold individually from the interest portion of the security.
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
ψ	Perpetual security. Maturity date represents next call date.
*	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.

The following foreign currency exchange contracts, futures contracts, and swap contracts, and reverse repurchase agreement were outstanding at March 31, 2023:1

Foreign Currency Exchange Contracts

	Currency to				Settlement	Unrealized	Unrealized
Counterparty	Receive (Deliver)		In Exchange For		Date	Appreciation	Depreciation
BAML	CAD	(675,920)	USD	498,235	4/4/23	$—	$(1,916)
BAML	CAD	(785,960)	USD	580,865	5/2/23	—	(959)
BAML	COP	1,508,200,000	USD	(311,998)	6/21/23	6,439	—
BAML	DKK	(6,073,429)	USD	866,059	4/3/23	—	(18,244)
BAML	DKK	(6,240,000)	USD	912,493	5/2/23	2,191	—
BAML	GBP	(8,210,000)	USD	9,839,939	4/4/23	—	(288,752)
BAML	JPY	(1,433,019)	USD	10,767	4/4/23	—	(32)
BAML	JPY	(5,010,000,000)	USD	39,247,482	4/17/23	1,412,706	—
BAML	JPY	(7,000,000,000)	USD	55,040,014	4/24/23	2,114,090	—
BAML	JPY	1,726,891,892	USD	(13,027,883)	5/2/23	45,780	—
BAML	PLN	(20,826,937)	USD	4,757,884	4/19/23	—	(61,514)
BAML	ZAR	(31,703,786)	USD	1,721,134	4/17/23	—	(56,806)
BAML	ZAR	6,540,107	USD	(356,917)	5/15/23	8,922	—
BAML	ZAR	(47,555,961)	USD	2,576,743	5/17/23	—	(82,950)
BAML	ZAR	(10,193,869)	USD	545,914	9/12/23	—	(18,164)
BNP	AUD	(2,765,623)	USD	1,846,966	4/4/23	—	(1,982)
BNP	AUD	4,524,012	USD	(3,024,312)	5/2/23	3,237	—
BNP	DKK	11,521,413	USD	(1,673,651)	4/3/23	3,891	—
BNP	DKK	(11,499,990)	USD	1,673,651	5/2/23	—	(3,988)
BNP	KRW	21,169,444	USD	(16,231)	4/14/23	—	(15)
BNP	KRW	(21,077,252)	USD	16,231	6/28/23	11	—
BNP	MXN	70,512,102	USD	(3,695,292)	6/21/23	154,480	—

Schedules of investments

Optimum Fixed Income Fund

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNP	ZAR	31,692,104	USD	(1,751,099)	4/17/23	$26,185	$—
BNP	ZAR	5,919,846	USD	(324,681)	4/18/23	7,273	—
CITI	DKK	(5,444,444)	USD	773,849	4/3/23	—	(18,873)
CITI	DKK	(7,985,108)	USD	1,165,939	5/2/23	1,058	—
CITI	GBP	14,300,000	USD	(17,698,043)	4/4/23	—	(56,109)
CITI	GBP	(13,633,000)	USD	16,902,175	5/2/23	73,290	—
CITI	INR	24,892,974	USD	(302,502)	4/19/23	203	—
CITI	JPY	(2,938,000)	USD	22,902	4/24/23	689	—
CITI	KRW	(127,397,766)	USD	103,187	4/14/23	5,599	—
CITI	MXN	(381,000)	USD	20,055	4/17/23	—	(1,018)
CITI	MXN	60,612	USD	(2,998)	5/9/23	339	—
CITI	ZAR	10,804,000	USD	(611,520)	9/12/23	—	(13,680)
DB	AUD	2,765,623	USD	(1,863,565)	4/4/23	—	(14,618)
DB	BRL	37,152,329	USD	(6,856,824)	7/5/23	341,440	—
DB	EUR	85,642,000	USD	(92,681,772)	4/4/23	217,185	—
DB	EUR	(85,069,000)	USD	92,209,351	5/2/23	—	(214,332)
DB	MXN	(14,888,000)	USD	792,598	6/21/23	—	(20,246)
DB	PLN	(76,415)	USD	17,297	4/19/23	—	(385)
DB	ZAR	(12,096,735)	USD	656,112	4/18/23	—	(22,208)
DB	ZAR	13,778,423	USD	(738,354)	5/15/23	32,381	—
JPMCB	EUR	(85,642,000)	USD	91,092,557	4/4/23	—	(1,806,399)
JPMCB	EUR	(1,001,000)	USD	1,093,607	4/28/23	6,322	—
JPMCB	GBP	(6,090,000)	USD	7,485,178	4/4/23	—	(28,065)
JPMCB	ZAR	6,153,339	USD	(336,491)	4/18/23	8,555	—
JPMCB	ZAR	27,075,077	USD	(1,480,297)	5/17/23	33,948	—
TD	EUR	(5,652,284)	USD	6,164,946	4/21/23	27,858	—
Total Foreign Currency Exchange Contracts						$4,534,072	$(2,731,255)

Futures Contracts
Exchange-Traded

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
(167)	Euro-Bobl	$(21,349,424)	$(20,864,771)	6/8/23	$—	$(484,653)	$(51,854)
(131)	Euro-Bund	(19,298,721)	(18,719,747)	6/8/23	—	(578,974)	(85,254)
(314)	Euro-Schatz	(35,992,635)	(35,686,777)	6/8/23	—	(305,858)	(13,650)
(27)	Long 10 yr Gilt	(3,442,299)	(3,350,011)	6/28/23	—	(92,288)	1,746
(69)	US Treasury 2 yr Notes	(14,245,266)	(14,088,774)	6/30/23	—	(156,492)	(9,703)
510	US Treasury 2 yr Notes	105,291,094	104,104,423	6/30/23	1,186,671	—	71,719
2,443	US Treasury 5 yr Notes	267,527,586	262,035,144	6/30/23	5,492,442	—	530,825
(564)	US Treasury 10 yr Notes	(64,815,938)	(63,136,356)	6/21/23	—	(1,679,582)	(233,110)
412	US Treasury 10 yr Notes	47,347,813	45,897,418	6/21/23	1,450,395	—	188,737
(360)	US Treasury 10 yr Ultra Notes	(43,610,625)	(42,065,793)	6/21/23	—	(1,544,832)	(196,877)
(2)	US Treasury Long Bonds	(262,313)	(250,448)	6/21/23	—	(11,865)	(2,000)

Futures Contracts
Exchange-Traded

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
505	US Treasury Long Bonds	$66,233,906	$63,582,617	6/21/23	$2,651,289	$—	$505,000
(3)	US Treasury Ultra Bonds	(423,375)	(402,839)	6/21/23	—	(20,536)	(4,031)
29	US Treasury Ultra Bonds	4,092,625	3,894,460	6/21/23	198,165	—	38,969
Total Futures Contracts			$280,948,546		$10,978,962	$(4,875,080)	$740,517

Swap Contracts

CDS Contracts2

Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]		Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Unrealized Depreciation[4]	Variation Margin Due from (Due to) Brokers
Centrally Cleared:
Protection Sold/Moody's Ratings:
AT&T 2.45% 5/15/18 Baa2 6/20/24-Quarterly		1,800,000	1.000%	$9,557	$12,594	$—	$(3,037)	$(22,131)
Boeing 2.60% 10/20/25 Baa3 12/20/26-Quarterly		4,100,000	1.000%	26,587	(17,117)	43,704	—	(14,453)
Boeing 2.60% 10/30/25 Baa2 6/20/23-Quarterly		1,400,000	1.000%	1,796	444	1,352	—	(4,795)
Boeing 2.60% 10/30/25 Baa2 6/26/26-Quarterly		700,000	1.000%	5,885	(3,335)	9,220	—	(7,213)
British Telecom 2.70% 10/9/22 Baa1 12/20/28-Quarterly	EUR	1,600,000	1.000%	(27,038)	(66,791)	39,753	—	2,098
British Telecom 5.75% 12/7/28 Baa2 12/20/24-Quarterly	EUR	2,800,000	1.000%	28,059	36,039	—	(7,980)	(48,295)
CDX.ITRX, EUR39[5] 6/20/28-Quarterly	EUR	100,000	1.000%	801	229	572	—	9,549
CDX.NA.HY.39.V1[6] 12/20/27-Quarterly		12,600,000	5.000%	147,432	(149,101)	296,533	—	71,919
CDX.NA.IG.35[7] 12/20/25-Quarterly		400,000	1.000%	5,448	5,749	—	(301)	(191,536)
CDX.NA.IG.36[7] 6/20/26-Quarterly		1,900,000	1.000%	26,009	30,403	—	(4,394)	(381,191)
CDX.NA.IG.37[7] 12/20/26-Quarterly		300,000	1.000%	4,029	4,948	—	(919)	343,929

Schedules of investments

Optimum Fixed Income Fund

Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]		Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Unrealized Depreciation[4]	Variation Margin Due from (Due to) Brokers
Centrally Cleared:
Protection Sold/Moody's Ratings (continued):
General Electric 2.70% 10/9/22 Baa1 12/20/26-Quarterly		1,200,000	1.000%	$13,193	$9,674	$3,519	$—	$11,331
General Electric 2.70% 10/9/22 Baa1 6/20/26- Quarterly		600,000	1.000%	7,249	3,737	3,512	—	3,516
General Motors 5.70% 10/9/22 Baa1 12/20/26- Quarterly		600,000	5.000%	69,611	84,246	—	(14,635)	(1,141)
Tesco 1.00% 6/25/19 Baa3 6/20/28-Quarterly	EUR	2,700,000	1.000%	2,235	623	1,612	—	(21,219)
Valeo 1.00% Baa3 6/20/26-Quarterly	EUR	200,000	1.000%	(4,559)	(2,402)	—	(2,157)	(187,991)
				316,294	(50,060)	399,777	(33,423)	(437,623)
Over-The-Counter:
Protection Purchased/Moody’s Ratings:
JPMCB Mexico 10.375% 1/28/33 Baa2 6/22/26-Quarterly		2,085,000	1.000%	(18,726)	10,060	—	(28,786)	—
JPMCB Republic of Brazil 4.25% 1/7/25 Ba2 12/20/26- Quarterly		2,570,000	1.000%	28,226	52,372	—	(24,146)	—
Protection Sold/Moody's Ratings:
DB CMBX.NA.AAA[6] 10/17/57-Monthly		14,200,000	0.500%	(30,322)	(795,138)	764,816	—	—
JPMCB HOCHTIEF 1.00% 3/7/25 BBB 12/20/26-Quarterly	EUR	1,100,000	5.000%	158,577	193,204	—	(34,627)	—
JPMCB HOCHTIEF 5.00% 3/7/25 BBB 12/20/26-Quarterly	EUR	1,100,000	5.000%	158,577	191,673	—	(33,096)	—
JPMCB Republic of South Africa 5.50% 3/9/20 Baa3 12/20/23-Quarterly		700,000	1.000%	775	(4,873)	5,648	—	—
				297,107	(352,702)	770,464	(120,655)	—
Total CDS Contracts				$613,401	$(402,762)	$1,170,241	$(154,078)	$(437,623)

IRS Contracts[9] Reference Obligation/ Termination Date/ Payment Frequency (Fixed Rate/ Floating Rate)	Notional Amount[2]	Fixed/ Floating Interest Rate Paid (Received)	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[3]	Unrealized Depreciation[3]	Variation Margin Due from (Due to) Brokers
Centrally Cleared:
1 yr IRS[10] 11/4/23- (Semiannually/ Quarterly)	156,100,000	(1.27)%/5.193%	$(3,601,862)	$—	$—	$(3,601,862)	$(5,791,091)
1 yr IRS[11] 4/4/23- (Semiannually/ Quarterly)	EUR 66,200,000	(2.10)%/3.038%	(978,333)	—	—	(978,333)	—
2 yr IRS[12] 8/10/24- (Semiannually/ Quarterly)	EUR 1,500,000	(0.55)%/3.341%	(62,822)	—	—	(62,822)	(1,046)
3 yr IRS[13] 1/2/25- (Quarterly/ Semiannually)	BRL 36,000,000	11.835%/(13.65)%	(88,194)	—	—	(88,194)	121,571
3 yr IRS[13] 1/2/25- (Quarterly/ Semiannually)	BRL 37,000,000	11.80%/(13.65)%	(96,380)	—	—	(96,380)	119,329
3 yr IRS[13] 1/2/25- (Quarterly/ Semiannually)	BRL 37,000,000	11.734%/(13.65)%	(107,189)	—	—	(107,189)	108,778
5 yr IRS[10] 2/18/26- (Quarterly/ Semiannually)	42,100,000	(0.64)%/5.193%	(3,877,281)	(210,336)	—	(3,666,945)	(327,189)
5 yr IRS[13] 1/4/27- (Quarterly/ Semiannually)	BRL 43,000,000	11.115%/(13.65)%	(468,864)	(214,157)	—	(254,707)	178,339
5 yr IRS[13] 1/4/27- (Quarterly/ Semiannually)	BRL 6,600,000	10.12%/(13.65)%	(135,844)	—	—	(135,844)	27,089
5 yr IRS[12] 4/11/27- (Annually/ Semiannually)	EUR 1,900,000	(0.70)%/3.341%	(185,539)	—	—	(185,539)	23,468
5 yr IRS[12] 4/12/27- (Annually/ Semiannually)	EUR 3,800,000	(0.65)%/3.341%	(378,746)	—	—	(378,746)	51,930
5 yr IRS[12] 5/13/27- (Annually/ Semiannually)	EUR 4,100,000	(1.00)%/3.341%	(353,691)	—	—	(353,691)	40,098
5 yr IRS[12] 5/18/27- (Annually/ Semiannually)	EUR 2,000,000	(1.00)%/3.341%	(172,753)	—	—	(172,753)	18,695
5 yr IRS[14] 9/16/25- (Annually/ Annually)	GBP 5,700,000	0.50%/(4.178)%	593,005	(31,179)	624,184	—	(482,455)
6 yr IRS[13] 1/4/27- (At Maturity/ At Maturity)	BRL 32,100,000	11.065%/(13.65)%	(358,333)	—	—	(358,333)	252,006

Schedules of investments

Optimum Fixed Income Fund

IRS Contracts[9] Reference Obligation/ Termination Date/ Payment Frequency (Fixed Rate/ Floating Rate)	Notional Amount[2]		Fixed/ Floating Interest Rate Paid (Received)	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[3]	Unrealized Depreciation[3]	Variation Margin Due from (Due to) Brokers
Centrally Cleared (continued):
6 yr IRS[13] 1/4/27- (At Maturity/ At Maturity)	BRL	67,700,000	10.995%/(13.65)%	$(803,764)	$—	$—	$(803,764)	$510,423
6 yr IRS[13] 1/4/27- (At Maturity/ At Maturity)	BRL	32,400,000	11.098%/(13.65)%	(358,895)	—	—	(358,895)	252,685
10 yr IRS[10] 1/10/21- (Semiannually/ Quarterly)		8,600,000	(1.80)%/5.193%	(1,072,719)	106,028	—	(1,178,747)	112,724
10 yr IRS[12] 9/20/23- (Semiannually/ Quarterly)	EUR	14,600,000	(3.00)%/3.341%	100,701	(101,682)	202,383	—	127,064
10 yr IRS[14] 1/10/21- (Semiannually/ Quarterly)	GBP	27,000,000	3.75%/(4.178)%	(155,390)	123,426	—	(278,816)	(66,316)
10 yr IRS[15] 7/15/32- (Semiannually/ Quarterly)		15,120,000	(1.857)%/4.87%	(1,624,669)	—	—	(1,624,669)	(3,577,776)
30 yr IRS[15] 12/21/52- (Annually/ Annually)		17,000,000	1.75%/(4.87)%	4,010,600	3,454,986	555,614	—	(449,864)
Total IRS Contracts				$(10,176,962)	$3,127,086	$1,382,181	$(14,686,229)	$(8,751,538)

Reverse Repurchase Agreement16

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Repurchase Price
JPMCB - HSBC Holdings	0.600%	2/14/23	2/15/23	$(173,573)	$—

The type of underlying collateral and the remaining maturity of open reverse repurchase agreement in relation to the reverse repurchase agreement is as follows:

Remaining Contracted Maturity of the Agreement

Reverse Repurchase Agreement	Up to 30 days	Total
JPMCB - HSBC Holdings	$(173,573)	$(173,573)

The use of foreign currency exchange contracts and futures contracts, swap contracts, and reverse repurchase agreements involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts and foreign currency exchange contracts presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Fund's net assets.

[1]	See Note 7 in “Notes to financial statements."
[2]	A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.
[3]	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.
[4]	Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $(643,644).
[5]	Markit’s iTraxx Europe Subordinated Financials Index, or the ITRX EUR SUB FIN, is comprised of 25 Financial entities from the Markit iTraxx® Europe Index referencing subordinated debt.
[6]	Markit’s North America High Yield CDX Index, or the CDX.NA.HY Index, is composed of 100 liquid North American entities with high yield credit ratings that trade is in the CDS market.
[7]	Markit’s North America Investment Grade Index, or the CDX.NA.IG Index, is composed of 125 liquid North American entities with investment grade credit ratings that trade in the CDS market.
[8]	Markit’s CMBX Index, or the CMBX.NA Index, is a synthetic tradable index referencing a basket of 25 commercial mortgage-backed securities in North America. Credit-quality rating are measured on a scale that generally ranges from AAA (highest) to BB (lowest). US Agency and US Agency mortgage-backed securities appear under US Government.
[9]	An IRS agreement is an exchange of interest rates between counterparties. Periodic payments (receipt) on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains (losses) on swap contracts.
[10]	Rate resets based on LIBOR03M.
[11]	Rates resets based on EUR003M.
[12]	Rate resets based on EUR006M.
[13]	Rate resets based on Brazil CETIP Interbank Deposit.
[14]	Rate resets based on SONIA.
[15]	Rates resets based on SOFR.
[16]	See Note 1 in "Notes to financial statements."

Summary of abbreviations:

12MTA – 12 Month Treasury Average

ABS – Asset-Backed Security

ARM – Adjustable Rate Mortgage

BAML – Bank of America Merrill Lynch

BB – Barclays Bank

BNP – BNP Paribas

BP0003M – 3 Month Sterling LIBOR Interest Rate

CDX.ITRX.EUR – Credit Default Swap Index iTraxx Europe

CDX.NA.HY – Credit Default Swap Index North America High Yield

CDX.NA.IG – Credit Default Swap Index North America Investment Grade

CITI – Citigroup

CLO – Collateralized Loan Obligation

CMBX.NA – Commercial Mortgage-Backed Index North America

DAC – Designated Activity Company

DB – Deutsche Bank

EUR003M – EURIBOR EUR 3 Month

EUR006M – EURIBOR EUR 6 Month

EURIBOR – Euro interbank offered rate

FREMF – Freddie Mac Multifamily

GNMA – Government National Mortgage Association

GS – Goldman Sachs

H15T1Y – US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

ICE – Intercontinental Exchange, Inc.

IRS – Interest Rate Swap

JPM – JPMorgan

JPMCB – JPMorgan Chase Bank

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

LIBOR12M – ICE LIBOR USD 12 Month

MASTR – Mortgage Asset Securitization Transactions, Inc.

MS – Morgan Stanley

PJSC – Private Joint Stock Company

REMIC – Real Estate Mortgage Investment Conduit

Schedules of investments

Optimum Fixed Income Fund

Summary of abbreviations: (continued)

S.F. – Single Family

SOFR – Secured Overnight Financing Rate

SOFR01M – Secured Overnight Financing Rate 1 Month

SOFR03M – Secured Overnight Financing Rate 3 Month

SOFR06M – Secured Overnight Financing Rate 6 Month

SONIA – Sterling Overnight Indexed Average

STRIP – Separate Trading of Registered Interest and Principal

TBA – To be announced

TBD – To be determined

TD – TD Bank

USBMMY3M – US Treasury 3 Month Bill Money Market Yield

yr – Year

Summary of currencies:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

COP – Colombian Peso

DKK – Danish Krone

EUR – European Monetary Unit

GBP – British Pound Sterling

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

PLN – Polish Zloty

USD – US Dollar

ZAR – South African Rand

See accompanying notes, which are an integral part of the financial statements.

Optimum International Fund	March 31, 2023
	Number of shares	Value (US $)
Common Stocks – 97.93%∆
Australia – 5.68%
Accent Group	89,033	$141,833
ANZ Group Holdings	40,843	629,396
Aristocrat Leisure	54,183	1,354,711
Base Resources	470,327	62,878
BHP Group	167,682	5,301,087
BlueScope Steel	264,082	3,574,448
Brambles	122,016	1,100,127
Cochlear	14,307	2,277,680
CSR	23,001	73,340
EBOS Group	47	1,370
Enero Group	23,974	28,765
Iluka Resources	40,247	287,238
Incitec Pivot	415,878	876,349
Lottery	49,148	169,038
Mineral Resources	7,477	404,184
New Hope	130,039	494,435
Nufarm	262,892	1,009,286
Orica	3,118	32,210
Orora	42,589	98,004
Pilbara Minerals	576,919	1,534,837
Pro Medicus	689	29,716
Qantas Airways †	53,891	240,540
Rio Tinto	97,391	6,610,706
South32	1,399,495	4,101,542
Sunland Group	15,703	14,590
Wagners Holding †	20,675	7,877
Whitehaven Coal	801,785	3,609,562
WiseTech Global	9,740	429,083
		34,494,832
Austria – 0.42%
ANDRITZ	12,717	860,486
AT&S Austria Technologie & Systemtechnik	505	15,528
OMV	28,171	1,293,701
Raiffeisen Bank International †	5,440	83,510
voestalpine	7,371	250,634
Zumtobel Group	4,204	32,521
		2,536,380
Belgium – 0.18%
Ascencio	175	9,229
Solvay	9,531	1,090,025
		1,099,254
Brazil – 3.41%
Gerdau ADR	614,914	3,031,524
MercadoLibre †	12,458	16,420,391
Unipar Carbocloro	4,074	53,123
Yara International	27,570	1,198,209
		20,703,247
Canada – 4.00%
AbCellera Biologics †	119,399	900,268
Ag Growth International	1,000	45,372
Atco Class I	22,233	712,640
Bird Construction	33,900	228,007
Calfrac Well Services †	8,609	25,926
Canfor †	6,200	99,640
Celestica †	54,897	707,995
CES Energy Solutions	22,773	45,158
Constellation Software	2,539	4,773,489
Crew Energy †	70,025	245,593
DRI Healthcare Trust	5,500	30,766
Enerplus	23,600	340,161
Finning International	58,800	1,465,758
George Weston	900	119,268
Hammond Power Solutions	1,900	53,535
iA Financial	8,700	551,418
Leon's Furniture	2,300	29,407
Linamar	1,191	57,307
Lumine Group †	7,843	85,365
Major Drilling Group International †	8,288	65,188
Manulife Financial	4,800	88,080
Martinrea International	25,979	280,070
Methanex	26,800	1,247,097
Mullen Group	7,400	80,872
North American Construction Group	4,814	80,394
Pason Systems	4,100	36,798
Pet Valu Holdings	9,526	265,304
PHX Energy Services	10,600	53,333
Pizza Pizza Royalty	15,000	152,830
Power	80,300	2,052,210
Ritchie Bros Auctioneers	33,873	1,906,711
Russel Metals	2,600	66,044
Shawcor †	2,809	25,856
Shopify Class A †	62,269	2,985,176
Stella-Jones	11,652	446,509
Supremex	1,400	6,329
TFI International	9,800	1,169,401
TMX Group	23,628	2,386,402
Total Energy Services	7,700	47,174
Uni-Select †	3,846	132,611
Wajax	1,700	31,006
Western Forest Products	65,984	54,682
Winpak	3,300	104,824
		24,281,974

Schedules of investments

Optimum International Fund

	Number of shares	Value (US $)
Common Stocks∆ (continued)
China/Hong Kong – 12.18%
37 Interactive Entertainment Network Technology Group Class A	1,106,600	$4,579,165
AIA Group	1,028,600	10,787,297
Alibaba Group Holding †	238,800	3,024,520
Asia Cement China Holdings	199,746	85,752
Autohome ADR	7,968	266,689
Build King Holdings	73,424	9,994
Canny Elevator Class A	162,800	193,562
China BlueChemical Class H	500,000	129,087
China CITIC Bank Class H	230,000	115,704
China Coal Energy Class H	34,000	25,802
China Construction Bank Class H	9,884,000	6,396,875
China Display Optoelectronics Technology Holdings †	311,330	15,468
China Pacific Insurance Group Class H	490,600	1,300,627
Chinese Universe Publishing and Media Group Class A	575,900	1,040,436
Chongqing Baiya Sanitary Products Class A	57,000	150,383
Chongqing Rural Commercial Bank Class H	75,000	27,339
Consun Pharmaceutical Group	44,000	26,841
Dah Sing Financial Holdings	30,000	77,052
Futu Holdings ADR †	24,117	1,250,466
Gaotu Techedu ADR †	31,884	134,550
G-bits Network Technology Xiamen Class A	26,800	1,857,260
Guangdong Homa Group Class A †	134,600	122,750
Hong Kong Exchanges & Clearing	99,900	4,428,041
Hundsun Technologies Class A	142,952	1,107,798
Industrial & Commercial Bank of China Class H	6,401,000	3,401,745
Inner Mongolia Yitai Coal Class H	15,000	30,066
iQIYI ADR †	20,471	149,029
Jiangsu Nhwa Pharmaceutical Class A	82,500	316,345
Jiutian Chemical Group	1,258,400	69,328
Johnson Electric Holdings	38,000	43,143
JOYY ADR	1,688	52,632
KingClean Electric Class A	25,800	109,855
Kingnet Network Class A †	247,500	437,015
Lansen Pharmaceutical Holdings †	22,912	4,553
Lenovo Group	1,776,000	1,924,144
Meituan Class B †	190,990	3,464,982
MINISO Group Holding ADR	4,428	78,553
Natural Food International Holding †	344,000	21,254
New China Life Insurance Class H	282,100	669,993
Orient Overseas International	106,491	2,044,137
Pacific Basin Shipping	164,930	63,827
PAX Global Technology	104,968	88,145
PetroChina Class H	1,724,000	1,018,426
Ping An Insurance Group Co. of China Class H	436,500	2,823,812
Prosus †	37,630	2,946,582
Qingdao Topscomm Communication Class A	45,300	70,747
Sinopec Engineering Group Class H	34,001	16,900
SITC International Holdings	270,000	580,273
TAL Education Group ADR †	151,397	970,455
Ten Pao Group Holdings	28,685	4,824
Tencent Holdings	107,700	5,263,226
Tencent Music Entertainment Group ADR †	530,235	4,390,346
Texhong Textile Group	52,524	40,292
Tian Di Science & Technology Class A	1,574,000	1,165,445
TravelSky Technology Class H	219,000	408,075
Uni-President China Holdings	220,000	221,885
United Laboratories International Holdings	222,000	154,076
Vipshop Holdings ADR †	81,058	1,230,460
Wangsu Science & Technology Class A	303,500	317,614
Weibo ADR †	10,192	204,452
Wuxi Biologics Cayman 144A †	163,500	1,007,481
Yue Yuen Industrial Holdings	21,000	29,541
Zhejiang Semir Garment Class A	1,163,378	1,019,000
		74,006,116
Denmark – 4.81%
Ambu Class B †	106,696	1,604,403
AP Moller – Maersk Class B	1,953	3,549,987
Chr Hansen Holding	45,075	3,428,876
DSV	30,940	5,999,191
Genmab †	4,436	1,676,831
Novo Nordisk Class B	53,036	8,423,251
Novozymes Class B	80,664	4,130,254
Pandora	4,192	402,383
		29,215,176
Egypt – 0.00%
ElSewedy Electric †	13,000	6,360
		6,360

	Number of shares	Value (US $)
Common StocksΔ (continued)
Finland – 0.78%
Cargotec Class B	2,701	$131,487
Kone Class B	86,014	4,485,978
Orion Class A	1,418	65,441
QT Group †	2	146
Vaisala Class A	805	34,790
		4,717,842
France – 6.67%
ABC arbitrage	4,110	27,056
Alten	1,283	204,868
Aubay	452	23,195
Christian Dior	131	117,031
Cie de Saint-Gobain	9,820	558,204
Criteo ADR †	714	22,495
Danone	91,560	5,697,195
Dassault Aviation	4,595	909,030
Dassault Systemes	132,084	5,448,603
Edenred	101,922	6,032,230
Hermes International	2,170	4,394,808
Imerys	1,594	68,863
Ipsen	7,085	780,144
IPSOS	19,649	1,217,885
Kering	8,733	5,697,655
La Francaise des Jeux	9,991	416,402
Nexans	20,047	1,997,447
Rexel	46,259	1,099,795
Safran	5,667	838,924
Sartorius Stedim Biotech	10,184	3,124,403
Technip Energies	6,718	143,326
TFF Group	734	32,159
Thales	11,153	1,648,936
		40,500,654
Germany – 6.28%
BioNTech ADR	18,994	2,366,082
Carl Zeiss Meditec	12,154	1,692,950
Deutsche Boerse	35,785	6,967,704
Deutsche Lufthansa †	400,536	4,454,964
GEA Group	6,424	293,047
HeidelbergCement	5,466	399,112
HOCHTIEF	783	65,486
Knorr-Bremse	2,630	175,187
Merck	5,293	986,800
Rational	7,760	5,216,156
SAP	67,025	8,463,283
Scout24	107,861	6,415,466
Sixt	419	55,812
Trivago ADR †	15,245	23,020
Wacker Chemie	3,475	564,718
Westwing Group †	2	17
		38,139,804
Greece – 0.07%
Motor Oil Hellas Corinth Refineries	1,769	45,406
National Bank of Greece †	69,547	338,625
Thrace Plastics Holding and Co.	12,866	56,608
		440,639
Hong Kong – 0.01%
Perennial Energy Holdings	226,875	32,698
		32,698
Hungary – 0.37%
MOL Hungarian Oil & Gas	157,107	1,150,619
OTP Bank	38,678	1,104,238
		2,254,857
India – 2.78%
Acevector Limited =, †, p	225,780	231,048
Acevector Limited Series G =, †, p	74,730	76,474
AurionPro Solutions	13,221	49,788
CESC	144,348	117,307
Coal India	60,078	156,611
Deccan Cements	4,562	23,121
Gujarat Industries Power	34,719	32,138
Hindustan Aeronautics	14,247	474,721
Housing Development Finance	253,878	8,141,377
ICICI Lombard General Insurance	187,673	2,445,959
ITC	884,311	4,137,590
ITD Cementation India	71,924	91,658
Kirloskar Industries	1,576	46,735
Mazagon Dock Shipbuilders	38,315	310,091
Polycab India	4,968	174,627
Power Mech Projects	2,546	76,657
Ram Ratna Wires	14,990	28,976
Rupa & Co.	325	810
Savita Oil Technologies	24,350	70,500
Techno Electric & Engineering	5,276	21,729
Triveni Turbine	22,086	89,840
Wonderla Holidays †	13,722	71,683
Yasho Industries	10	183
		16,869,623
Indonesia – 1.07%
ABM Investama	525,200	111,288
Adaro Energy Indonesia	10,354,798	2,007,264
Akasha Wira International †	37,900	18,647
Bank OCBC Nisp	430,693	21,987
Blue Bird	479,300	55,865
Bukit Asam	2,408,900	641,605
Bumitama Agri	133,900	57,096
Golden Agri-Resources	174,300	37,444
Hanjaya Mandala Sampoerna	948,500	71,240

Schedules of investments

Optimum International Fund

	Number of shares	Value (US $)
Common Stocks∆ (continued)
Indonesia (continued)
Indo Tambangraya Megah	77,319	$203,400
Indo-Rama Synthetics	40,800	12,816
Jaya Konstruksi Manggala Pratama †	13,589,400	106,036
Media Nusantara Citra †	3,028,300	119,367
Panin Financial	10,077,600	247,431
Perusahaan Gas Negara	11,015,920	1,016,908
Samudera Indonesia	42,480	1,060
United Tractors	912,300	1,772,957
		6,502,411
Iraq – 0.00%
Gulf Keystone Petroleum	9,433	16,966
		16,966
Ireland – 3.71%
CRH	116,382	5,879,651
CRH (London Stock Exchange)	39,606	2,000,667
Kingspan Group	88,212	6,044,757
Ryanair Holdings ADR †	91,626	8,639,416
		22,564,491
Israel – 1.68%
Bank Leumi Le-Israel	196,750	1,488,372
Check Point Software Technologies †	35,989	4,678,570
FIBI Holdings	4,934	185,556
Isracard	1,860	7,775
Israel	731	241,227
Ituran Location and Control	1,671	36,394
Nice ADR †	7,374	1,687,835
Wix.com †	18,793	1,875,541
		10,201,270
Italy – 1.11%
Banca IFIS	17,439	263,814
Banca Mediolanum	72,253	654,032
Buzzi Unicem	2,986	72,475
FinecoBank Banca Fineco	308,385	4,724,799
PRADA	20,600	146,076
Prysmian	15,418	647,413
Recordati Industria Chimica e Farmaceutica	5,628	238,061
		6,746,670
Japan – 11.15%
A&A Material	1,800	12,248
A&D HOLON Holdings	4,800	51,902
Achilles	3,900	39,899
Advanced Media †	6,500	87,667
AGS	3,000	15,756
Aidma Holdings †	2,800	84,699
Akatsuki	2,700	45,410
Alfresa Holdings	11,500	147,347
Alps Alpine	46,800	450,383
Alps Logistics	3,100	30,661
Amano	3,000	56,681
Amiyaki Tei	1,200	27,603
Anest Iwata	7,200	54,640
Anritsu	6,600	61,010
Asia Pile Holdings	7,200	40,036
Avant Group	2,000	21,665
BIPROGY	3,800	93,377
BML	10,600	247,456
Brother Industries	30,200	454,991
Chiba Kogyo Bank	10,300	41,841
CKD	4,500	73,479
COLOPL	5,200	23,520
Computer Engineering & Consulting	4,100	39,660
Cosel	6,400	55,006
CTI Engineering	2,000	45,666
Dai Nippon Toryo	4,200	26,900
Daihatsu Diesel Manufacturing	6,500	26,688
Dai-ichi Life Holdings	3,300	60,665
Daiken	4,200	72,365
Daitron	2,300	46,426
Daiwa Industries	4,700	49,216
Densan System Holdings	1,500	30,023
Denso	89,400	5,046,402
Digital Arts	1,000	38,800
DMG Mori	21,100	356,714
Doshisha	6,100	89,305
Eizo	13,400	414,795
Elecom	27,700	263,460
Elematec	9,800	137,419
en Japan	24,100	415,931
Enigmo	5,800	21,945
Enplas	5,300	196,132
Fabrica Communications	2,500	63,402
FANUC	148,000	5,344,604
Fudo Tetra	3,700	45,619
Fuji	4,300	72,811
Fuji Seal International	3,300	37,723
Fujitsu	3,261	440,660
Furyu	5,600	50,684
Fuso Pharmaceutical Industries	600	9,038
Gakujo	2,600	32,358
Giken	1,700	35,732
H.U. Group Holdings	7,600	153,036
Hamakyorex	1,400	34,145
Heiwa	8,100	160,704

	Number of shares	Value (US $)
Common StocksΔ (continued)
Japan (continued)
Hisamitsu Pharmaceutical	1,700	$48,623
Hito Communications Holdings	2,900	34,938
Horiba	7,300	438,124
Hosokawa Micron	1,900	41,662
Ichiken	3,100	41,636
Ichikoh Industries	9,200	32,623
Ichiyoshi Securities	2,800	12,800
ID Holdings	3,000	22,655
Ines	3,400	35,282
Infocom	4,500	79,741
Insource	17,000	173,919
I-PEX	9,200	97,930
IR Japan Holdings	14,400	255,396
ISB	3,100	28,168
Ishihara Sangyo Kaisha	10,800	91,294
Itfor	8,900	57,919
IwaiCosmo Holdings	3,200	32,389
Iwaki	2,700	26,532
JAC Recruitment	8,500	167,691
Japan Exchange Group	214,500	3,280,536
Japan Lifeline	5,900	40,932
Japan Post Insurance	80,100	1,248,427
Japan System Techniques	9,800	133,518
JCU	2,200	57,535
Jeol	16,900	546,261
JP-Holdings	14,500	39,671
Kanamoto	9,800	161,468
Kenko Mayonnaise	3,000	27,343
Keyence	8,200	4,018,892
Kokuyo	7,400	105,063
Konoike Transport	5,800	65,409
Kyokuto Securities	8,400	37,686
Lifedrink	2,400	58,199
Macbee Planet †	300	46,198
Maruzen Showa Unyu	1,500	36,521
Marvelous	9,000	44,869
Megachips †	1,800	44,659
Meidensha	2,800	40,753
Meiko Network Japan	11,000	53,555
Meisei Industrial	4,800	28,074
Meitec	2,700	48,342
Melco Holdings	3,200	79,075
MIMAKI ENGINEERING	3,900	19,783
Mimasu Semiconductor Industry	1,800	40,216
Miroku Jyoho Service	14,900	185,465
Mitani Sangyo	10,400	25,276
Mitsuba	8,000	31,681
Mitsubishi Electric	99,100	1,184,258
Mitsubishi Kakoki Kaisha	1,600	27,076
Mitsubishi Logistics	6,700	157,563
Mitsubishi Research Institute	6,400	246,504
Mitsui-Soko Holdings	1,900	56,440
MIXI	19,200	386,234
Mizuho Medy	1,600	28,196
MonotaRO	248,800	3,133,791
MORESCO	2,700	23,546
Moriroku Holdings	2,300	32,004
Morito	4,900	37,799
MS&AD Insurance Group Holdings	10,400	322,305
Nachi-Fujikoshi	2,400	71,780
Naigai Trans Line	1,600	27,842
NEC	7,300	281,818
NEOJAPAN	3,500	23,476
Nidec	51,000	2,654,092
Nihon Kohden	100	2,713
Nihon M&A Center Holdings	4,800	35,978
Nihon Parkerizing	6,200	46,604
Nintendo	75,500	2,932,541
Nippon Chemical Industrial	3,300	49,444
NIPPON EXPRESS HOLDINGS	3,000	181,021
Nippon Kayaku	4,300	38,960
Nippon Pillar Packing	4,100	116,561
Nippon Shinyaku	3,400	150,026
Nisshinbo Holdings	61,600	471,893
Nisso	5,800	31,204
Nitto Kohki	2,100	28,710
Nitto Seiko	4,900	20,984
NS Solutions	2,000	53,580
Obara Group	900	26,919
OBIC Business Consultants	600	22,730
Ohara	2,800	24,909
Okabe	5,100	29,604
Okamura	2,700	27,883
Optorun	2,500	42,023
Oracle	1,000	72,221
Osaki Electric	13,600	54,721
Otsuka Holdings	5,900	187,323
PC Depot	16,500	36,918
Plus Alpha Consulting	2,900	66,329
Prestige International	6,900	31,158
Pronexus	2,600	19,049
QB Net Holdings	2,500	27,053
Rohm	3,400	283,378
Sakata INX	4,000	31,352
Sangetsu	11,200	188,925
Sanken Electric	800	64,207
Sankyu	1,500	55,666
Sanyo Shokai	3,600	42,424
SCREEN Holdings	3,800	337,076

Schedules of investments

Optimum International Fund

	Number of shares	Value (US $)
Common StocksΔ (continued)
Japan (continued)
Seika	1,900	$29,514
Seiko Epson	7,500	107,160
Sekisui Kasei	7,100	22,363
SERAKU	2,300	28,099
Seria	1,600	31,729
Shibaura Machine	4,500	107,495
Shibaura Mechatronics	1,800	220,525
Shibusawa Warehouse	1,600	26,854
Shibuya	1,400	26,471
Shimano	22,300	3,866,503
Shindengen Electric Manufacturing	1,400	35,520
Shinnihon	4,000	28,301
Shinwa	1,600	25,570
Shionogi & Co.	9,800	442,034
Shiseido	101,800	4,772,715
Shofu	1,500	23,002
SIGMAXYZ Holdings	1,400	12,060
SMC	8,400	4,452,978
SMK	1,300	24,197
SMS	4,400	107,010
Soda Nikka	4,600	28,239
Sodick	12,100	69,631
Soliton Systems	16,300	134,934
Sony Group	69,500	6,330,295
Space	2,900	20,139
SRA Holdings	3,400	74,932
Star Micronics	10,200	139,187
Step	1,800	25,480
SUMCO	14,500	218,137
Sumitomo Mitsui Construction	17,700	51,343
Sumitomo Seika Chemicals	1,100	35,966
Sun-Wa Technos	100	1,471
Suzuken	8,800	222,285
System Research	2,100	33,246
Tadano	5,100	40,312
Takaoka Toko	1,800	32,035
Takara Standard	8,200	91,030
Take And Give Needs	5,400	54,833
Teikoku Electric Manufacturing	3,300	61,183
T-Gaia	30,550	385,122
TOA ROAD	1,200	33,944
Tochigi Bank	15,400	31,925
Tokuyama	8,700	138,587
Tokyo Seimitsu	3,300	128,109
Tomy	5,300	59,336
Topcon	18,500	250,334
TOTO	5,000	167,519
Toyo Engineering †	6,200	26,553
Transcosmos †	6,300	149,536
Trusco Nakayama	7,600	129,104
Tsubakimoto Chain	4,600	112,008
TV Asahi Holdings	7,100	80,918
Ulvac	3,900	170,374
Unipres	4,200	29,242
Ushio	6,200	78,244
USS	5,800	100,628
V Technology	1,400	29,754
ValueCommerce	5,900	76,102
Vector	15,100	174,154
VINX	2,800	28,418
Visional †	1,200	67,507
Warabeya Nichiyo Holdings	7,600	103,914
Wowow	2,000	18,922
YAMADA Consulting Group	1,600	18,516
Yamaichi Electronics	4,000	59,720
Yamashin-Filter	8,100	20,886
Yushin Precision Equipment	6,700	38,429
Zenrin	8,800	55,474
ZIGExN	18,200	66,520
		67,752,422
Malaysia – 0.07%
Fraser & Neave Holdings	12,900	76,219
Hap Seng Plantations Holdings	6,900	2,752
Hong Leong Financial Group	60,700	247,396
Lingkaran Trans Kota Holdings	42,600	4,731
Magni-Tech Industries	35,100	14,099
Sarawak Oil Palms	66,900	36,321
Ta Ann Holdings	49,000	35,120
United Plantations	6,700	24,902
		441,540
Mexico – 0.15%
Alpek	275,564	306,301
Ternium ADR	14,766	609,245
		915,546
Netherlands – 5.24%
ABN AMRO Bank CVA	18,812	298,310
Adyen †	2,602	4,146,102
ASML Holding	10,613	7,232,209
Brunel International	4,916	68,355
EXOR †	40,299	3,323,038
IMCD	41,746	6,826,134
TKH Group CVA	1,206	62,856
Topicus.com †	52,262	3,734,713
Van Lanschot Kempen CVA	1,316	40,190
Wolters Kluwer	48,269	6,093,313
		31,825,220

	Number of shares	Value (US $)
Common StocksΔ (continued)
New Zealand – 0.00%
Mainfreight	502	$22,028
		22,028
Norway – 1.11%
Aker Carbon Capture †	1,586,266	2,236,044
Equinor	139,264	3,959,056
Hunter Group	64,299	890
Kongsberg Gruppen	11,297	456,656
Norsk Hydro	7,975	59,521
Western Bulk Chartering	8,266	32,108
		6,744,275
Panama – 0.56%
Copa Holdings Class A †	36,992	3,416,211
		3,416,211
Philippines – 0.03%
Ginebra San Miguel	33,690	98,532
LT Group	368,500	67,301
		165,833
Poland – 0.19%
Asseco Poland	1,852	32,692
Bank Handlowy w Warszawie	3,186	60,303
Bank Millennium †	1,256	1,303
Grupa Azoty †	26,566	221,302
PGE Polska Grupa Energetyczna †	94,135	137,091
Powszechny Zaklad Ubezpieczen	88,044	716,920
Unimot †	285	6,796
		1,176,407
Portugal – 0.00%
Altri	177	912
Sonae	13,626	14,869
		15,781
Republic of Korea – 2.56%
BNK Financial Group	55,107	276,445
Coupang †	176,385	2,822,160
Crown Confectionery	1,504	9,511
Dohwa Engineering	4,904	30,655
e-Credible	971	11,960
Eugene Technology	3,597	88,326
Haesung Industrial	1,711	12,763
Hana Financial Group	9,782	306,362
Handsome	3,352	67,195
Hanwha Aerospace	6,018	458,418
InnoWireless	1,384	30,491
JB Financial Group	46,074	309,651
Keyang Electric Machinery	7,515	12,626
KT	144,489	3,266,848
LG Uplus	9,621	80,155
Protec	2,623	62,582
Sambo Corrugated Board	3,798	29,205
Samsung Electronics	152,271	7,529,947
Sangsangin	14,436	55,309
SeAH Holdings	270	22,750
SGC e Tec E&C	691	13,707
Taeyoung Engineering & Construction	14,698	40,763
		15,537,829
Russia – 0.00%
Magnit PJSC =, †	32,259	0
Magnit PJSC GDR =, †	1	0
MMC Norilsk Nickel PJSC =	10,095	0
MMC Norilsk Nickel PJSC ADR =, †	4	0
		0
Singapore – 0.75%
Genting Singapore	1,412,800	1,192,413
Riverstone Holdings	135,900	61,420
Samudera Shipping Line	237,400	225,859
Singapore Airlines	33,800	145,795
STMicroelectronics	54,199	2,899,104
		4,524,591
South Africa – 1.37%
Anglo American	107,826	3,586,456
Astral Foods	7,920	70,290
Discovery †	540,251	4,231,284
Exxaro Resources	10,769	112,558
Sappi	35,149	90,434
Thungela Resources	18,870	214,158
Tiger Brands	1,612	18,154
		8,323,334
Spain – 1.87%
Amadeus IT Group †	83,681	5,613,620
Banco Bilbao Vizcaya Argentaria	97,389	696,269
Cia de Distribucion Integral Logista Holdings	5,763	143,801
Industria de Diseno Textil	140,377	4,715,996
Vidrala	1,446	158,369
		11,328,055
Sweden – 2.45%
Atlas Copco Class B	615,683	7,082,044
Careium †	276	438
Doro †	416	567
Epiroc Class B	306,517	5,226,257
Instalco	115	555
MIPS	38,711	1,962,973

Schedules of investments

Optimum International Fund

	Number of shares	Value (US $)
Common StocksΔ (continued)
Sweden (continued)
Paradox Interactive	4	$99
SKF	31,299	616,494
		14,889,427
Switzerland – 3.83%
Belimo Holding	1,049	507,010
Cie Financiere Richemont Class A	59,744	9,580,319
Dufry †	24,444	1,090,164
Georg Fischer	1,074	83,590
Nestle	63,226	7,709,182
Swatch Group	4,947	1,703,701
Wizz Air Holdings †	44,913	1,649,326
Zehnder Group	11,237	918,506
		23,241,798
Taiwan – 4.84%
Aaeon Technology	8,000	25,503
Acer	292,000	270,644
Alpha Networks	67,000	77,003
Asustek Computer	161,000	1,444,495
C Sun Manufacturing	26,987	42,933
Chicony Electronics	63,000	197,208
ChipMOS Technologies	1,229,000	1,553,048
eMemory Technology	9,000	554,022
Emerging Display Technologies	104,000	89,290
Ennoconn	36,000	314,788
Evergreen Marine Taiwan	483,600	2,532,792
Everlight Electronics	59,000	77,872
Formosan Rubber Group	56,000	40,821
Galaxy Software Services	8,000	35,208
Getac Holdings	126,000	221,979
Gigabyte Technology	109,000	480,525
Group Up Industrial	17,000	63,765
Innodisk	7,000	72,364
La Kaffa International	26,000	152,647
Machvision	5,400	33,829
Novatek Microelectronics	211,000	2,998,423
Phison Electronics	16,000	206,699
Pou Chen	327,000	336,091
Qisda	261,000	272,401
Realtek Semiconductor	164,000	2,093,357
Sea ADR †	42,340	3,664,527
Sigurd Microelectronics	45,000	82,922
Sitronix Technology	20,000	156,939
Sonix Technology	20,000	35,447
Taiwan Semiconductor Manufacturing	626,000	10,970,413
Topkey	17,000	117,303
Unitech Computer	25,000	27,921
Wistron	120,000	165,199
		29,408,378
Thailand – 1.22%
Advanced Information Technology NVDR	276,200	51,816
Bangkok Bank NVDR	682,500	3,027,460
Banpu NVDR	2,231,900	705,991
Bumrungrad Hospital NVDR	30,600	202,486
Haad Thip NVDR	28,200	27,660
Jasmine Broadband Internet Infrastructure Fund	242,200	50,289
Krung Thai Bank NVDR	1,660,030	801,604
Minor International NVDR †	164,800	155,799
MK Restaurants Group NVDR	37,000	55,470
PTT Exploration & Production NVDR	395,800	1,739,272
Sabina NVDR	115,400	91,263
Sansiri NVDR	7,860,300	400,817
Somboon Advance Technology NVDR	71,300	39,710
Susco NVDR	424,000	45,990
		7,395,627
Turkey – 0.07%
Anadolu Anonim Turk Sigorta Sirketi †	37,019	33,526
Dogus Otomotiv Servis ve Ticaret	35,138	224,268
Turkcell Iletisim Hizmetleri	56,389	94,362
Turkiye Petrol Rafinerileri	2,157	59,714
Vakko Tekstil ve Hazir Giyim Sanayi Isletmeleri	7,711	25,506
		437,376
Ukraine – 0.17%
Ferrexpo	709,394	1,032,331
		1,032,331
United Arab Emirates – 0.66%
Air Arabia PJSC	714,303	412,767
Dubai Islamic Bank PJSC	31,694	45,248
Emaar Properties PJSC	2,080,589	3,179,144
Emirates NBD Bank PJSC	111,780	400,006
		4,037,165
United Kingdom – 2.58%
AG Barr	8,562	53,172
AJ Bell	5,283	22,497
Bloomsbury Publishing	7,978	43,894
BP ADR	110,656	4,198,289
Burberry Group	8,184	262,050
Coca-Cola Europacific Partners	14,646	866,897
DS Smith	35,422	137,909
Experian	141,220	4,650,055
Gem Diamonds	5,047	1,626
Greggs	19	652

	Number of shares	Value (US $)
Common StocksΔ (continued)
United Kingdom (continued)
Howden Joinery Group	44,362	$383,045
Investec	312,725	1,739,109
Just Eat Takeaway.com †	24,259	464,962
Man Group	188,536	549,248
ME GROUP INTERNATIONAL	10,392	16,089
NatWest Group	2,150	7,016
Oxford Nanopore Technologies †	475,702	1,304,251
Polar Capital Holdings	20,918	116,765
Rolls-Royce Holdings †	185,648	341,938
Smiths Group	24,976	529,710
		15,689,174
United States – 1.85%
Atlassian Class A †	9,339	1,598,557
Ferguson	3,391	453,546
GSK	87,080	1,538,645
GSK ADR	39,087	1,390,715
JBS	560,100	1,967,027
Monday.com †	7,121	1,016,523
QIAGEN †	7,109	326,516
Spotify Technology †	21,472	2,869,089
Viemed Healthcare †	6,348	61,390
		11,222,008
Total Common Stocks (cost $630,842,857)		594,873,620

Preferred Stocks – 0.46%∆
Brazil – 0.44%
Petroleo Brasileiro 42.97% ω	579,300	2,674,510
		2,674,510
Germany – 0.02%
FUCHS PETROLUB 2.76% ω	1,821	74,250
Villeroy & Boch 4.55% ω	658	15,485
		89,735
Total Preferred Stocks (cost $3,181,279)		2,764,245

Exchange-Traded Funds – 0.38%
iShares MSCI Canada ETF	4,222	144,308
iShares MSCI EAFE ETF	20,388	1,458,150
iShares MSCI Emerging Markets ETF	17,600	694,496
Total Exchange-Traded Funds (cost $2,278,186)		2,296,954

Short-Term Investments – 0.58%
Money Market Mutual Funds – 0.58%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.72%)	889,013	889,013
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.72%)	889,013	889,013
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.84%)	889,012	889,012
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.73%)	889,012	889,012
Total Short-Term Investments (cost $3,556,050)		3,556,050
Total Value of Securities–99.35% (cost $639,858,372)		$603,490,869

∆	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 38 in “Security type / country and sector allocations.”
†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
p	Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At March 31, 2023, the aggregate value of restricted securities was $307,522, which represented 0.05% of the Fund’s net assets. See Note 8 in “Notes to financial statements” and the table below, for additional details on restricted securities.
ω	Perpetual security with no stated maturity date.

Restricted Securities

Investments	Date of Acquisition	Cost	Value
Acevector Limited	5/7/14	$999,482	$231,048
Acevector Limited Series G	10/29/14	396,443	76,474
Total		$1,395,925	$307,522

Summary of abbreviations:

ADR – American Depositary Receipt

CVA – Certified Dutch Certificate

Schedules of investments

Optimum International Fund

Summary of abbreviations: (continued)

EAFE – Europe, Australasia, and Far East

ETF – Exchange-Traded Fund

GDR – Global Depositary Receipt

MSCI – Morgan Stanley Capital International

NVDR – Non-Voting Depositary Receipt

PJSC – Private Joint Stock Company

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Growth Fund	March 31, 2023
	Number of shares	Value (US $)
Common Stocks — 99.12% ◆
Communication Services — 6.93%
Alphabet Class A †	452,779	$46,966,766
Alphabet Class C †	449,187	46,715,448
Meta Platforms Class A †	42,855	9,082,689
Netflix †	39,468	13,635,404
Trade Desk Class A †	30,900	1,882,119
TripAdvisor †	45,317	899,995
Walt Disney †	41,708	4,176,222
		123,358,643
Consumer Discretionary — 15.53%
Airbnb Class A †	25,453	3,166,353
Amazon.com †	780,317	80,598,943
AutoZone †	1,400	3,441,410
Booking Holdings †	3,300	8,752,953
Boyd Gaming	8,600	551,432
Chipotle Mexican Grill †	12,722	21,732,866
Columbia Sportswear	14,700	1,326,528
Expedia Group †	4,480	434,695
H&R Block	137,200	4,836,300
Hilton Worldwide Holdings	3,100	436,697
Home Depot	13,902	4,102,758
Lowe's	45,264	9,051,442
Lululemon Athletica †	40,496	14,748,238
Magic Leap Class A =, †	2,058	715
McDonald's	16,500	4,613,565
NIKE Class B	167,638	20,559,124
O'Reilly Automotive †	3,000	2,546,940
Pool	13,268	4,543,494
PulteGroup	32,197	1,876,441
Six Flags Entertainment †	30,187	806,295
Sonos †	105,631	2,072,480
Starbucks	43,500	4,529,655
Tesla †	247,409	51,327,471
TJX	46,654	3,655,808
Toll Brothers	124,300	7,461,729
TopBuild †	3,037	632,121
Travel + Leisure	90,000	3,528,000
Ulta Beauty †	9,900	5,402,133
Wendy's	68,482	1,491,538
Wingstop	44,090	8,094,042
		276,322,166
Consumer Staples — 5.01%
Altria Group	73,000	3,257,260
Brown-Forman Class B	50,503	3,245,828
Coca-Cola	175,491	10,885,707
Constellation Brands Class A	64,155	14,491,973
Costco Wholesale	54,579	27,118,668
Estee Lauder Class A	8,494	2,093,431
Hershey	19,300	4,910,113
Lamb Weston Holdings	41,259	4,312,390
Monster Beverage †	31,600	1,706,716
PepsiCo	61,186	11,154,208
Procter & Gamble	27,900	4,148,451
Sysco	22,815	1,762,002
		89,086,747
Energy — 1.05%
EOG Resources	112,629	12,910,662
PDC Energy	23,439	1,504,315
Schlumberger	88,097	4,325,563
		18,740,540
Financials — 9.61%
Adyen #, †	2,831	4,510,997
American Express	10,600	1,748,470
Arch Capital Group †	69,805	4,737,665
Block †	51,938	3,565,544
Everest Re Group	13,054	4,673,593
FleetCor Technologies †	985	207,687
MarketAxess Holdings	6,129	2,398,216
Marsh & McLennan	9,900	1,648,845
Mastercard Class A	151,658	55,114,034
MSCI	32,689	18,295,707
PayPal Holdings †	82,417	6,258,747
Progressive	51,420	7,356,145
RenaissanceRe Holdings	12,827	2,569,761
Tradeweb Markets Class A	35,200	2,781,504
Visa Class A	242,252	54,618,136
Western Union	53,533	596,893
		171,081,944
Healthcare — 12.31%
AbbVie	48,783	7,774,547
Agilent Technologies	48,800	6,750,992
Align Technology †	11,749	3,925,811
Amgen	10,772	2,604,131
Dexcom †	126,285	14,671,791
Edwards Lifesciences †	84,185	6,964,625
Eli Lilly & Co.	61,059	20,968,882
Encompass Health	35,743	1,933,696
Exelixis †	226,156	4,389,688
Genmab †	17,345	6,556,502
Gilead Sciences	33,678	2,794,264
Humana	1,784	866,061
IDEXX Laboratories †	12,321	6,161,486
Incyte †	24,300	1,756,161
Insulet †	33,527	10,693,772
Intuitive Surgical †	77,289	19,745,021
IQVIA Holdings †	6,500	1,292,785
Maravai LifeSciences Holdings Class A †	101,896	1,427,563

Schedules of investments

Optimum Large Cap Growth Fund

	Number of shares	Value (US $)
Common Stocks ◆ (continued)
Healthcare (continued)
Mettler-Toledo International †	900	$1,377,189
Molina Healthcare †	11,900	3,183,131
Neurocrine Biosciences †	17,638	1,785,318
Regeneron Pharmaceuticals †	26,025	21,383,962
Stryker	7,726	2,205,541
UnitedHealth Group	94,015	44,430,549
Veeva Systems Class A †	14,400	2,646,576
Vertex Pharmaceuticals †	19,500	6,143,865
Waters †	29,075	9,002,492
West Pharmaceutical Services	3,048	1,056,040
Zoetis	27,200	4,527,168
		219,019,609
Industrials — 7.10%
Acuity Brands	39,540	7,225,144
Advanced Drainage Systems	65,667	5,529,818
AECOM	34,100	2,875,312
Allegion	10,700	1,142,011
Allison Transmission Holdings	26,500	1,198,860
Automatic Data Processing	35,939	8,001,100
Carlisle	1,300	293,891
Caterpillar	26,300	6,018,492
Cintas	10,000	4,626,800
Copart †	73,934	5,560,576
Core & Main Class A †	126,515	2,922,496
Deere & Co.	18,740	7,737,371
Donaldson	57,393	3,750,059
Fastenal	48,912	2,638,313
Fortive	93,937	6,403,685
Honeywell International	26,897	5,140,555
Illinois Tool Works	4,200	1,022,490
JB Hunt Transport Services	33,390	5,858,609
Johnson Controls International	65,377	3,937,003
Landstar System	1,400	250,964
Lincoln Electric Holdings	16,600	2,807,060
Lockheed Martin	1,400	661,822
Nordson	30,100	6,690,026
Otis Worldwide	47,100	3,975,240
Tetra Tech	7,500	1,101,825
Uber Technologies †	54,788	1,736,780
Union Pacific	1,723	346,771
United Parcel Service Class B	58,516	11,351,519
United Rentals	2,100	831,096
WESCO International	7,200	1,112,688
Westinghouse Air Brake Technologies	59,807	6,044,095
WW Grainger	7,665	5,279,729
Yaskawa Electric	50,800	2,228,084
		126,300,284
Information Technology — 40.68%
Accenture Class A	65,700	18,777,717
Adobe †	20,300	7,823,011
Advanced Micro Devices †	139,159	13,638,974
Allegro MicroSystems †	23,000	1,103,770
Alteryx Class A †	33,030	1,943,485
Amphenol Class A	11,100	907,092
Analog Devices	63,019	12,428,607
ANSYS †	5,965	1,985,152
Apple	1,353,895	223,257,286
Applied Materials	169,957	20,875,818
Arista Networks †	38,837	6,519,179
ASML Holding	10,058	6,854,006
Broadcom	50,387	32,325,276
Cadence Design Systems †	11,714	2,460,994
Cognex	86,331	4,277,701
Cognizant Technology Solutions Class A	37,882	2,308,150
Datadog Class A †	62,091	4,511,532
DocuSign †	90,930	5,301,219
DoubleVerify Holdings †	41,900	1,263,285
Dynatrace †	113,084	4,783,453
Fair Isaac †	11,832	8,314,228
Fortinet †	8,100	538,326
Gartner †	1,500	488,655
HubSpot †	6,425	2,754,719
Intuit	1,400	624,162
Keyence	9,400	4,607,022
KLA	600	239,502
Lam Research	2,300	1,219,276
Lattice Semiconductor †	11,600	1,107,800
Manhattan Associates †	39,759	6,156,681
Microchip Technology	7,701	645,190
Micron Technology	58,637	3,538,157
Microsoft	460,952	132,892,462
MongoDB †	5,834	1,360,022
Monolithic Power Systems	19,000	9,510,260
New Relic †	54,417	4,097,056
NVIDIA	271,837	75,508,163
Okta †	79,312	6,839,867
Palantir Technologies Class A †	1,312	11,086
Palo Alto Networks †	31,766	6,344,941
Paychex	110,300	12,639,277
Paycom Software †	59,307	18,029,921
Pegasystems	50,662	2,456,094
QUALCOMM	89,300	11,392,894
Salesforce †	29,514	5,896,307
ServiceNow †	21,100	9,805,592
Smartsheet Class A †	20,251	967,998
Snowflake Class A †	53	8,177
Teradata †	123,016	4,955,084

	Number of shares	Value (US $)
Common Stocks ◆ (continued)
Information Technology (continued)
Universal Display	24,800	$3,847,224
VeriSign †	5,800	1,225,714
Vontier	31,465	860,253
Workday Class A †	20,364	4,205,981
Zoom Video Communications Class A †	2,867	211,699
Zscaler †	61,000	7,126,630
		723,772,127
Materials — 0.68%
Eagle Materials	14,900	2,186,575
Ecolab	37,811	6,258,855
Graphic Packaging Holding	39,300	1,001,757
Southern Copper	35,800	2,729,750
		12,176,937
Real Estate — 0.22%
SBA Communications	15,100	3,942,157
		3,942,157
Total Common Stocks (cost $1,449,849,694)		1,763,801,154

Exchange-Traded Fund — 0.16%
iShares Russell 1000 Growth ETF	11,512	2,812,727
Total Exchange-Traded Fund (cost $2,676,445)		2,812,727

Rights — 0.00%
ABIOMED †	15,699	16,013
Total Rights (cost $0)		16,013

Short-Term Investments — 0.12%
Money Market Mutual Funds — 0.12%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.72%)	542,535	542,535
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.72%)	542,536	542,536
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.84%)	542,536	542,536
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.73%)	542,536	542,536
Total Short-Term Investments (cost $2,170,143)		2,170,143
Total Value of Securities—99.40% (cost $1,454,696,282)		$1,768,800,037

♦	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.
†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2023, the aggregate value of Rule 144A securities was $4,510,997, which represents 0.25% of the Fund's net assets. See Note 10 in “Notes to financial statements."

The following foreign currency exchange contracts were outstanding at March 31, 2023:1

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
JPMCB	EUR	(2,633,254)	USD	2,845,971	6/30/23	$—	$(24,689)
UBS	JPY	(324,742,950)	USD	2,503,762	6/30/23	24,411	—
Total Foreign Currency Exchange Contracts						$24,411	$(24,689)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

Schedules of investments

Optimum Large Cap Growth Fund

1 See Note 7 in “Notes to financial statements.”

Summary of abbreviations:

ETF – Exchange-Traded Fund

JPMCB – JPMorgan Chase Bank

MSCI – Morgan Stanley Capital International

Summary of currencies:

EUR – European Monetary Unit

JPY – Japanese Yen

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Value Fund	March 31, 2023
	Number of shares	Value (US $)
Common Stocks — 98.43%
Communication Services — 6.58%
Alphabet Class A †	214,532	$22,253,405
Charter Communications Class A †	28,725	10,272,347
Comcast Class A	918,303	34,812,867
Fox Class A	305,793	10,412,252
Meta Platforms Class A †	130,949	27,753,331
Verizon Communications	320,061	12,447,172
Walt Disney †	160,401	16,060,952
		134,012,326
Consumer Discretionary — 3.32%
Darden Restaurants	83,341	12,931,189
General Motors	266,141	9,762,052
Lowe's	161,904	32,375,943
Marriott International Class A	75,074	12,465,287
		67,534,471
Consumer Staples — 6.31%
Archer-Daniels-Midland	40,231	3,204,802
Diageo	356,070	15,891,289
Kimberly-Clark	63,958	8,584,443
Mondelez International Class A	162,267	11,313,255
Nestle	129,230	15,757,087
PepsiCo	133,777	24,387,547
Procter & Gamble	58,354	8,676,656
Reckitt Benckiser Group	69,551	5,291,268
Target	162,397	26,897,815
Tyson Foods Class A	142,158	8,432,813
		128,436,975
Energy — 6.83%
ConocoPhillips	383,683	38,065,190
EOG Resources	204,353	23,424,984
Exxon Mobil	327,224	35,883,384
Phillips 66	80,728	8,184,205
Pioneer Natural Resources	71,676	14,639,106
Schlumberger	383,579	18,833,729
		139,030,598
Financials — 21.91%
Allstate	84,279	9,338,956
American Express	153,341	25,293,598
Aon Class A	80,599	25,412,059
Bank of America	610,088	17,448,517
Berkshire Hathaway Class B †	41,564	12,833,716
BlackRock	39,894	26,693,873
Chubb	102,713	19,944,810
Citigroup	273,355	12,817,616
Goldman Sachs Group	15,981	5,227,545
Hartford Financial Services Group	197,697	13,777,504
Intercontinental Exchange	133,722	13,945,867
JPMorgan Chase & Co.	515,204	67,136,233
KKR & Co.	112,943	5,931,766
Marsh & McLennan	140,816	23,452,905
Moody's	13,174	4,031,508
Morgan Stanley	214,424	18,826,427
Nasdaq	283,234	15,484,403
PayPal Holdings †	197,452	14,994,505
PNC Financial Services Group	68,896	8,756,682
Progressive	180,232	25,783,990
Prudential Financial	68,525	5,669,759
S&P Global	36,067	12,434,820
State Street	179,570	13,591,653
Travelers	141,601	24,271,827
Truist Financial	253,777	8,653,796
Wells Fargo & Co.	378,651	14,153,974
		445,908,309
Healthcare — 18.08%
Abbott Laboratories	346,441	35,080,616
AbbVie	80,377	12,809,682
AmerisourceBergen	92,317	14,780,875
Avantor †	383,818	8,113,912
Boston Scientific †	658,959	32,967,719
Bristol-Myers Squibb	229,806	15,927,854
Cigna	92,999	23,764,034
CVS Health	198,433	14,745,556
Danaher	25,929	6,535,145
Eli Lilly & Co.	39,173	13,452,792
Johnson & Johnson	271,723	42,117,065
McKesson	42,324	15,069,460
Medtronic	133,881	10,793,486
Merck & Co.	369,940	39,357,917
Pfizer	534,132	21,792,586
Roche Holding	11,649	3,328,616
Thermo Fisher Scientific	70,959	40,898,639
UnitedHealth Group	34,723	16,409,742
		367,945,696
Industrials — 15.03%
Canadian National Railway	50,931	6,008,330
Carrier Global	203,004	9,287,433
Caterpillar	53,976	12,351,868
CSX	391,296	11,715,402
Eaton	90,105	15,438,591
Equifax	51,387	10,423,339
General Dynamics	78,868	17,998,466
Honeywell International	159,783	30,537,727
Illinois Tool Works	71,576	17,425,177
Johnson Controls International	181,075	10,904,337
Masco	86,393	4,295,460
Northrop Grumman	68,481	31,619,047

Schedules of investments

Optimum Large Cap Value Fund

	Number of shares	Value (US $)
Common Stocks (continued)
Industrials (continued)
Otis Worldwide	40,948	$3,456,011
Owens Corning	95,324	9,132,039
PACCAR	74,656	5,464,819
Parker-Hannifin	54,694	18,383,200
Quanta Services	100,780	16,793,979
Raytheon Technologies	278,938	27,316,399
Southwest Airlines	239,750	7,801,465
Textron	179,450	12,674,554
Trane Technologies	41,857	7,700,851
Union Pacific	95,780	19,276,683
		306,005,177
Information Technology — 8.23%
Accenture Class A	67,173	19,198,715
Analog Devices	45,495	8,972,524
Broadcom	19,974	12,814,120
KLA	32,414	12,938,697
Micron Technology	159,701	9,636,358
Microsoft	61,076	17,608,211
Motorola Solutions	61,185	17,506,864
NXP Semiconductors	62,569	11,667,554
ON Semiconductor †	214,675	17,672,046
Oracle	149,821	13,921,367
Texas Instruments	138,169	25,700,816
		167,637,272
Materials — 3.80%
Air Products and Chemicals	44,947	12,909,228
Corteva	66,763	4,026,476
DuPont de Nemours	205,107	14,720,529
Huntsman	308,495	8,440,423
International Flavors & Fragrances	37,627	3,460,179
Martin Marietta Materials	38,348	13,615,841
PPG Industries	73,003	9,751,741
Sherwin-Williams	46,297	10,406,177
		77,330,594
Real Estate — 2.63%
American Tower	64,674	13,215,485
Equity LifeStyle Properties	96,000	6,444,480
Prologis	239,361	29,865,072
Public Storage	13,215	3,992,780
		53,517,817
Utilities — 5.71%
American Electric Power	63,073	5,739,012
Dominion Energy	243,579	13,618,502
Duke Energy	389,410	37,566,383
Exelon	167,427	7,013,517
NextEra Energy	235,914	18,184,251
Southern	277,783	19,328,141
Xcel Energy	220,482	14,869,306
		116,319,112
Total Common Stocks (cost $1,530,321,275)		2,003,678,347

Short-Term Investments — 1.54%
Money Market Mutual Funds — 1.54%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.72%)	7,834,195	7,834,195
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.72%)	7,834,194	7,834,194
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.84%)	7,834,194	7,834,194
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.73%)	7,834,195	7,834,195
Total Short-Term Investments (cost $31,336,778)		31,336,778
Total Value of Securities—99.97% (cost $1,561,658,053)		$2,035,015,125
†	Non-income producing security.

Summary of abbreviations:

S&P – Standard & Poor’s Financial Services LLC

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Growth Fund	March 31, 2023
	Number of shares	Value (US $)
Common Stocks — 97.05%
Communication Services — 0.18%
Lions Gate Entertainment Class B †	84,560	$877,733
		877,733
Consumer Discretionary — 16.36%
Academy Sports & Outdoors	129,120	8,425,080
Boot Barn Holdings †	19,070	1,461,525
BorgWarner	26,161	1,284,767
Burlington Stores †	8,796	1,777,672
Deckers Outdoor †	10,823	4,865,480
Five Below †	37,079	7,637,162
Floor & Decor Holdings Class A †	25,580	2,512,468
Foot Locker	111,698	4,433,294
Fox Factory Holding †	13,397	1,625,994
Grand Canyon Education †	39,595	4,509,870
Hyatt Hotels Class A †	19,022	2,126,469
International Game Technology	145,579	3,901,517
Meritage Homes	41,565	4,853,129
Monro	21,335	1,054,589
Ollie's Bargain Outlet Holdings †	33,323	1,930,735
On Holding Class A †	186,960	5,801,369
Papa John's International	24,444	1,831,589
Skyline Champion †	30,465	2,291,882
Sonos †	71,591	1,404,615
Topgolf Callaway Brands †	83,640	1,808,297
Visteon †	24,479	3,839,041
Wingstop	32,020	5,878,231
Wynn Resorts †	36,160	4,046,666
Xponential Fitness Class A †	90,498	2,750,234
		82,051,675
Consumer Staples — 6.79%
BellRing Brands †	76,759	2,609,806
BJ's Wholesale Club Holdings †	82,382	6,266,799
Celsius Holdings †	21,098	1,960,848
elf Beauty †	81,094	6,678,091
Freshpet †	40,090	2,653,557
Lamb Weston Holdings	85,913	8,979,627
Performance Food Group †	44,831	2,705,102
TreeHouse Foods †	43,251	2,181,148
		34,034,978
Energy — 2.73%
Callon Petroleum †	38,485	1,286,939
ChampionX	70,764	1,919,827
Chesapeake Energy	30,900	2,349,636
Matador Resources	136,528	6,505,559
Ranger Oil Class A	40,043	1,635,356
		13,697,317
Financials — 7.83%
BRP Group Class A †	107,975	2,749,044
Essent Group	56,343	2,256,537
Evercore Class A	16,524	1,906,539
Flywire †	133,369	3,915,714
Focus Financial Partners Class A †	26,566	1,377,978
Kinsale Capital Group	14,040	4,214,106
MarketAxess Holdings	10,144	3,969,246
Palomar Holdings †	29,492	1,627,958
PennyMac Financial Services	28,672	1,709,138
Ryan Specialty Holdings †	69,460	2,795,070
Skyward Specialty Insurance Group †	60,960	1,333,195
Stifel Financial	45,052	2,662,123
Triumph Financial †	35,784	2,077,619
Virtu Financial Class A	60,987	1,152,654
WEX †	30,068	5,529,205
		39,276,126
Healthcare — 18.95%
Adaptive Biotechnologies †	87,531	772,899
agilon health †	48,912	1,161,660
Amicus Therapeutics †	146,842	1,628,478
AMN Healthcare Services †	25,369	2,104,612
AtriCure †	29,731	1,232,350
Avantor †	132,082	2,792,213
Avid Bioservices †	85,311	1,600,434
Axonics †	42,413	2,314,053
Axsome Therapeutics †	19,904	1,227,679
Azenta †	22,242	992,438
BioLife Solutions †	68,317	1,485,895
Blueprint Medicines †	29,470	1,325,855
Charles River Laboratories International †	20,222	4,081,204
CONMED	23,827	2,474,672
Cytokinetics †	36,424	1,281,761
Evolent Health Class A †	114,007	3,699,527
Exact Sciences †	107,915	7,317,716
Glaukos Corp. †	31,511	1,578,701
Haemonetics †	29,974	2,480,348
HealthEquity †	35,966	2,111,564
ICON †	16,500	3,524,235
Insmed †	66,495	1,133,740
Inspire Medical Systems †	27,233	6,374,428
Insulet †	12,397	3,954,147
Ionis Pharmaceuticals †	27,616	986,996
Iovance Biotherapeutics †	55,835	341,152
iRhythm Technologies †	13,517	1,676,514
Natera †	76,664	4,256,385
Neurocrine Biosciences †	15,796	1,598,871
Novocure †	7,406	445,397
Oak Street Health †	45,001	1,740,639

Schedules of investments

Optimum Small-Mid Cap Growth Fund

	Number of shares	Value (US $)
Common Stocks (continued)
Healthcare (continued)
Omnicell †	31,901	$1,871,632
Pacira BioSciences †	33,423	1,363,993
Phreesia †	153,907	4,969,657
Privia Health Group †	49,593	1,369,263
Prothena †	28,569	1,384,739
Sarepta Therapeutics †	13,124	1,808,881
Silk Road Medical †	57,966	2,268,210
SpringWorks Therapeutics †	32,535	837,451
Tandem Diabetes Care †	35,444	1,439,381
TransMedics Group †	21,069	1,595,555
Treace Medical Concepts †	52,181	1,314,439
Ultragenyx Pharmaceutical †	27,666	1,109,407
US Physical Therapy	18,066	1,768,842
Veradigm †	112,139	1,463,414
ViewRay †	222,988	771,538
		95,032,965
Industrials — 19.21%
A O Smith	53,080	3,670,482
Advanced Drainage Systems	21,718	1,828,873
AECOM	52,689	4,442,736
Applied Industrial Technologies	27,578	3,919,661
ASGN †	35,783	2,958,181
Atkore †	14,795	2,078,402
AZEK †	218,741	5,149,163
Boise Cascade	23,213	1,468,222
Chart Industries †	16,230	2,035,242
Clarivate †	136,135	1,278,308
Core & Main Class A †	86,210	1,991,451
Dycom Industries †	20,826	1,950,355
EMCOR Group	21,341	3,469,833
FTI Consulting †	16,239	3,204,767
GXO Logistics †	29,456	1,486,350
Herc Holdings	18,336	2,088,470
ICF International	24,935	2,735,369
KAR Auction Services †	77,554	1,060,939
KBR	63,196	3,478,940
Knight-Swift Transportation Holdings	35,431	2,004,686
Kratos Defense & Security Solutions †	110,566	1,490,430
Lincoln Electric Holdings	27,198	4,599,182
Masonite International †	26,375	2,394,059
Mercury Systems †	36,616	1,871,810
nVent Electric	63,045	2,707,152
Quanta Services	49,172	8,194,022
Ritchie Bros Auctioneers	15,135	851,902
Schneider National Class B	68,760	1,839,330
Shoals Technologies Group Class A †	87,973	2,004,905
SPX Technologies †	34,811	2,456,960
SS&C Technologies Holdings	61,865	3,493,517
Verra Mobility †	136,989	2,317,854
Vicor †	26,200	1,229,828
Wabash National	76,415	1,879,045
WillScot Mobile Mini Holdings †	112,646	5,280,844
Zurn Elkay Water Solutions	66,432	1,418,987
		96,330,257
Information Technology — 22.14%
Allegro MicroSystems †	90,982	4,366,226
Belden	34,465	2,990,528
Bentley Systems Class B	60,350	2,594,447
Black Knight †	42,479	2,445,091
Box Class A †	104,199	2,791,491
Ciena †	68,026	3,572,726
Confluent Class A †	162,914	3,921,340
CyberArk Software †	16,094	2,381,590
DoubleVerify Holdings †	246,606	7,435,171
First Solar †	18,810	4,091,175
Freshworks Class A †	155,524	2,388,849
HashiCorp Class A †	56,298	1,648,968
HubSpot †	14,623	6,269,611
Impinj †	19,287	2,613,774
Itron †	28,396	1,574,558
Jamf Holding †	95,520	1,854,998
JFrog †	84,422	1,663,113
Lattice Semiconductor †	62,201	5,940,196
LiveRamp Holdings †	66,972	1,468,696
Lumentum Holdings †	34,692	1,873,715
MACOM Technology Solutions Holdings †	47,594	3,371,559
Manhattan Associates †	30,385	4,705,117
Nutanix Class A †	82,121	2,134,325
Onto Innovation †	22,390	1,967,633
PagerDuty †	81,194	2,840,166
PAR Technology †	39,115	1,328,345
Paylocity Holding †	14,206	2,823,869
Procore Technologies †	98,263	6,154,212
PTC †	30,124	3,862,801
Rogers †	11,364	1,857,219
Silicon Laboratories †	12,744	2,231,347
Silicon Motion Technology ADR	22,084	1,446,944
Sprout Social Class A †	31,714	1,930,748
Synaptics †	10,897	1,211,202
Teradyne	17,399	1,870,566
UiPath Class A †	150,483	2,642,481
Universal Display	12,352	1,916,166
Varonis Systems †	58,769	1,528,582

	Number of shares	Value (US $)
Common Stocks (continued)
Information Technology (continued)
Zuora Class A †	132,600	$1,310,088
		111,019,633
Materials — 1.94%
Element Solutions	173,502	3,350,324
FMC	21,458	2,620,665
Orion Engineered Carbons	77,109	2,011,774
Steel Dynamics	15,571	1,760,457
		9,743,220
Real Estate — 0.92%
Ryman Hospitality Properties	21,559	1,934,489
Zillow Group Class A †	61,800	2,700,660
		4,635,149
Total Common Stocks (cost $461,036,226)		486,699,053

Convertible Preferred Stock — 0.01%
Honest Series D =, †, p	15,249	58,021
Total Convertible Preferred Stock (cost $697,718)		58,021

Warrant — 0.00%
DraftKings strike price $25, expiration date 4/23/25 =, †	399	0
Total Warrant (cost $0)		0

Short-Term Investments — 3.28%
Money Market Mutual Funds — 3.28%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.72%)	4,113,131	4,113,131
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.72%)	4,113,132	4,113,132
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.84%)	4,113,132	4,113,132
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.73%)	4,113,131	4,113,131
Total Short-Term Investments (cost $16,452,526)		16,452,526
Total Value of Securities—100.34% (cost $478,186,470)		$503,209,600

†	Non-income producing security.

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

p	Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At March 31, 2023, the aggregate value of restricted securities was $58,021, which represented 0.01% of the Fund’s net assets. See Note 8 in “Notes to financial statements” and the following table, for additional details on restricted securities.

Restricted Securities

Investments	Date of Acquisition	Cost	Value
Honest Series D	8/3/15	$697,718	$58,021

Summary of abbreviations:

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Optimum Small-Mid Cap Value Fund	March 31, 2023
	Number of shares	Value (US $)
Common Stocks — 97.13%
Communication Services — 5.86%
AMC Networks Class A †	30,800	$541,464
Gray Television	65,200	568,544
John Wiley & Sons Class A	183,433	7,111,697
Lumen Technologies	150,400	398,560
Nexstar Media Group	93,375	16,122,127
Paramount Global Class B	37,200	829,932
Ziff Davis †	131,350	10,251,868
		35,824,192
Consumer Discretionary — 11.63%
Aaron's	45,700	441,462
American Axle & Manufacturing Holdings †	114,200	891,902
Bloomin' Brands	74,100	1,900,665
BorgWarner	41,200	2,023,332
Brunswick	21,300	1,746,600
Capri Holdings †	15,000	705,000
Dick's Sporting Goods	17,900	2,539,831
Foot Locker	48,800	1,936,872
Goodyear Tire & Rubber †	70,000	771,400
Guess?	47,500	924,350
H&R Block	40,400	1,424,100
Harley-Davidson	43,800	1,663,086
Haverty Furniture	43,900	1,400,849
Helen of Troy †	24,696	2,350,318
Kohl's	47,900	1,127,566
Lear	8,300	1,157,767
Leslie's †	344,712	3,795,279
Lithia Motors	35,564	8,141,667
Macy's	73,400	1,283,766
Malibu Boats Class A †	19,500	1,100,775
Modine Manufacturing †	60,800	1,401,440
Mohawk Industries †	13,600	1,362,992
Nordstrom	28,400	462,068
ODP †	29,100	1,308,918
Penske Automotive Group	28,619	4,058,460
PulteGroup	53,000	3,088,840
PVH	23,100	2,059,596
Qurate Retail Series A †	97,500	96,311
Sally Beauty Holdings †	65,000	1,012,700
Shoe Carnival	400	10,260
Smith & Wesson Brands	67,800	834,618
Sonic Automotive Class A	29,600	1,608,464
Tapestry	37,600	1,620,936
Thor Industries	14,900	1,186,636
Toll Brothers	49,500	2,971,485
Travel + Leisure	12,500	490,000
Tupperware Brands †	116,100	290,250
Victoria's Secret & Co. †	173,572	5,927,484
Whirlpool	21,600	2,851,632
Winnebago Industries	19,400	1,119,380
		71,089,057
Consumer Staples — 4.73%
Albertsons Class A	103,000	2,140,340
Bunge	15,200	1,451,904
Conagra Brands	48,100	1,806,636
Herbalife Nutrition †	35,500	571,550
Ingles Markets Class A	28,500	2,527,950
Ingredion	30,700	3,123,111
Molson Coors Beverage Class B	82,900	4,284,272
Spectrum Brands Holdings	115,657	7,658,807
Sprouts Farmers Market †	92,100	3,226,263
US Foods Holding †	58,413	2,157,776
		28,948,609
Energy — 5.70%
APA	51,700	1,864,302
Arch Resources	6,700	880,782
California Resources	36,800	1,416,800
DT Midstream	183,406	9,054,754
HF Sinclair	68,100	3,294,678
Magnolia Oil & Gas Class A	336,711	7,367,237
Marathon Oil	139,800	3,349,608
PDC Energy	42,600	2,734,068
SFL	97,100	922,450
TechnipFMC †	202,194	2,759,948
Vitesse Energy	9,109	173,344
World Fuel Services	39,900	1,019,445
		34,837,416
Financials — 17.90%
Affiliated Managers Group	9,500	1,352,990
Ally Financial	91,200	2,324,688
American Financial Group	16,900	2,053,350
Annaly Capital Management	52,450	1,002,320
Apollo Commercial Real Estate Finance	77,600	722,456
Ares Capital	85,300	1,558,857
Associated Banc-Corp	121,500	2,184,570
B Riley Financial	15,900	451,401
Banco Latinoamericano de Comercio Exterior Class E	59,900	1,041,062
BGC Partners Class A	1,307,199	6,836,651
Cathay General Bancorp	47,800	1,650,056
Citizens Financial Group	46,800	1,421,316
CNA Financial	40,395	1,576,617
CNO Financial Group	144,200	3,199,798
Columbia Banking System	208,678	4,469,883
Comerica	34,700	1,506,674
Customers Bancorp †	35,600	659,312

	Number of shares	Value (US $)
Common Stocks (continued)
Financials (continued)
Donnelley Financial Solutions †	27,300	$1,115,478
Equitable Holdings	68,200	1,731,598
Essent Group	26,800	1,073,340
Euronet Worldwide †	46,151	5,164,297
Everest Re Group	6,300	2,255,526
F&G Annuities & Life	3,502	63,456
Fidelity National Financial	51,500	1,798,895
First American Financial	38,200	2,126,212
First BanCorp	89,200	1,018,664
First Busey	74,400	1,513,296
First Merchants	150,952	4,973,868
FleetCor Technologies †	5,600	1,180,760
FS KKR Capital	57,750	1,068,375
Hancock Whitney	31,300	1,139,320
Hanmi Financial	56,800	1,054,776
HomeStreet	39,900	717,801
Hope Bancorp	122,400	1,201,968
Jefferies Financial Group	77,400	2,456,676
Lazard Class A	37,700	1,248,247
Lincoln National	33,300	748,251
MGIC Investment	107,200	1,438,624
New Mountain Finance	95,300	1,159,801
Oaktree Specialty Lending	1,431	26,860
OFG Bancorp	80,900	2,017,646
OneMain Holdings	34,600	1,282,968
Pacific Premier Bancorp	141,721	3,404,138
PacWest Bancorp	353,943	3,443,865
Popular	18,700	1,073,567
PROG Holdings †	39,600	942,084
Radian Group	69,500	1,535,950
Redwood Trust	119,100	802,734
Regions Financial	179,100	3,324,096
Reinsurance Group of America	8,200	1,088,632
Rithm Capital	131,300	1,050,400
Starwood Property Trust	428,446	7,579,210
Synovus Financial	55,900	1,723,397
Universal Insurance Holdings	41,300	752,486
Unum Group	75,700	2,994,692
Victory Capital Holdings Class A	39,300	1,150,311
Voya Financial	25,200	1,800,792
Western Union	66,100	737,015
Zions Bancorp	83,200	2,490,176
		109,482,249
Healthcare — 5.20%
DaVita †	26,200	2,125,082
Enovis †	105,165	5,625,276
Exelixis †	84,300	1,636,263
Innoviva †	5,700	64,125
Ironwood Pharmaceuticals †	167,200	1,758,944
Jazz Pharmaceuticals †	35,100	5,136,183
LivaNova †	62,089	2,705,839
Quest Diagnostics	11,600	1,641,168
QuidelOrtho †	35,694	3,179,978
Select Medical Holdings	94,175	2,434,424
United Therapeutics †	11,800	2,642,728
Universal Health Services Class B	22,600	2,872,460
		31,822,470
Industrials — 15.82%
ACCO Brands	146,000	776,720
Acuity Brands	13,900	2,539,947
AGCO	42,100	5,691,920
Alaska Air Group †	38,800	1,628,048
Allison Transmission Holdings	55,500	2,510,820
Apogee Enterprises	36,200	1,565,650
ArcBest	27,300	2,523,066
Atkore †	37,900	5,324,192
BWX Technologies	156,243	9,849,559
CoreCivic †	56,200	517,040
Covenant Logistics Group	59,100	2,093,322
Crane Holdings	10,500	1,191,750
CSG Systems International	18,200	977,340
Deluxe	29,800	476,800
Ennis	45,800	965,922
Esab	104,695	6,184,334
GXO Logistics †	172,501	8,704,401
Hillenbrand	31,174	1,481,700
Huntington Ingalls Industries	6,200	1,283,524
Kaman	91,959	2,102,183
KAR Auction Services †	466,031	6,375,304
ManpowerGroup	26,300	2,170,539
Moog Class A	24,000	2,418,000
Owens Corning	35,500	3,400,900
Primoris Services	66,384	1,637,029
Quanex Building Products	54,980	1,183,719
REV Group	13,295	159,407
Ritchie Bros Auctioneers	46,992	2,645,171
Ryder System	16,800	1,499,232
Snap-on	9,300	2,296,077
Textron	31,300	2,210,719
Timken	17,600	1,438,272
Triton International	43,700	2,762,714
United Airlines Holdings †	34,400	1,522,200
Verra Mobility †	360,891	6,106,276
XPO †	16,990	541,981
		96,755,778
Information Technology — 8.73%
ACI Worldwide †	117,369	3,166,616
Amdocs	22,500	2,160,675

Schedules of investments

Optimum Small-Mid Cap Value Fund

	Number of shares	Value (US $)
Common Stocks (continued)
Information Technology (continued)
Amkor Technology	102,600	$2,669,652
Arrow Electronics †	24,580	3,069,304
Aviat Networks †	25,700	885,622
Cirrus Logic †	15,100	1,651,638
Consensus Cloud Solutions †	67,687	2,307,450
Diodes †	10,500	973,980
Ebix	33,273	438,871
Jabil	66,100	5,827,376
Kimball Electronics †	74,200	1,788,220
Methode Electronics	16,700	732,796
NCR †	37,200	877,548
NetApp	32,700	2,087,895
Qorvo †	12,900	1,310,253
Sanmina †	53,000	3,232,470
Seagate Technology Holdings	17,100	1,130,652
TD SYNNEX	13,700	1,326,023
Teledyne Technologies †	9,448	4,226,657
TTM Technologies †	84,100	1,134,509
Ultra Clean Holdings †	29,100	964,956
Verint Systems †	241,377	8,988,879
Vishay Precision Group †	35,910	1,499,602
Xerox Holdings	61,300	944,020
		53,395,664
Materials — 12.00%
Ashland	88,642	9,104,420
Axalta Coating Systems †	315,503	9,556,586
Berry Global Group	48,200	2,838,980
Celanese	8,900	969,121
Chemours	49,500	1,482,030
Eastman Chemical	19,400	1,636,196
FMC	73,626	8,991,943
Greif Class A	34,400	2,179,928
Huntsman	82,070	2,245,435
Ingevity †	10,500	750,960
Koppers Holdings	48,050	1,680,309
Mosaic	55,400	2,541,752
O-I Glass †	59,800	1,358,058
Reliance Steel & Aluminum	17,900	4,595,646
Silgan Holdings	351,244	18,851,265
Steel Dynamics	22,700	2,566,462
Tronox Holdings	38,500	553,630
Westrock	48,000	1,462,560
		73,365,281
Real Estate — 8.04%
American Assets Trust	37,200	691,548
Apple Hospitality REIT	114,600	1,778,592
Armada Hoffler Properties	100,700	1,189,267
Brixmor Property Group	80,400	1,730,208
City Office REIT	137,000	945,300
CTO Realty Growth	46,500	802,590
EPR Properties	32,200	1,226,820
Equity Commonwealth	173,146	3,585,854
Franklin Street Properties	93,612	146,971
Gaming and Leisure Properties	256,221	13,338,865
Global Net Lease	138,800	1,784,968
Host Hotels & Resorts	119,300	1,967,257
Industrial Logistics Properties Trust	63,789	195,832
Kite Realty Group Trust	63,600	1,330,512
Medical Properties Trust	847,977	6,970,371
Newmark Group Class A	403,174	2,854,472
Office Properties Income Trust	45,688	561,963
Omega Healthcare Investors	53,300	1,460,953
Piedmont Office Realty Trust Class A	78,300	571,590
Plymouth Industrial REIT	57,000	1,197,570
Sabra Health Care REIT	88,400	1,016,600
Service Properties Trust	104,300	1,038,828
Tanger Factory Outlet Centers	122,610	2,406,834
Uniti Group	107,160	380,418
		49,174,183
Utilities — 1.52%
National Fuel Gas	44,100	2,546,334
NRG Energy	70,400	2,414,016
UGI	45,200	1,571,152
Vistra	114,200	2,740,800
		9,272,302
Total Common Stocks (cost $574,652,346)		593,967,201

Short-Term Investments — 2.65%
Money Market Mutual Funds — 2.65%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.72%)	4,052,254	4,052,254
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.72%)	4,052,254	4,052,254
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.84%)	4,052,254	4,052,254

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.73%)	4,052,254	$4,052,254
Total Short-Term Investments (cost $16,209,016)		16,209,016
Total Value of Securities—99.78% (cost $590,861,362)		$610,176,217

†	Non-income producing security.

Summary of abbreviations:

REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

Optimum Fund Trust	March 31, 2023
	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Assets:
Investments, at value*	$3,124,839,149	$603,490,869	$1,768,800,037	$2,035,015,125	$503,209,600	$610,176,217
Cash	7,254,959	821,882	10,571,507	15,530	—	—
Cash collateral due from brokers	11,389,075	—	—	—	—	—
Foreign currencies, at valueΔ	3,049,777	1,965,062	—	—	—	—
Receivable for securities sold	301,705,636	20,353	2,548,584	215,874	3,256,463	979,672
Dividends and interest receivable	14,931,884	1,718,018	488,905	2,110,874	169,668	1,268,321
Due from brokers	5,015,629	—	—	—	—	—
Unrealized appreciation on foreign currency exchange contracts	4,534,072	—	24,411	—	—	—
Receivable for fund shares sold	3,133,516	668,415	1,954,177	2,139,709	528,164	720,254
Variation margin due from brokers on centrally cleared credit default swap contracts	1,690,904	—	—	—	—	—
Unrealized appreciation on over the counter credit default swap contracts	770,464	—	—	—	—	—
Variation margin due from brokers on futures contracts	740,517	—	—	—	—	—
Prepaid expenses	12,826	10,459	17,971	15,706	17,614	11,356
Swap payments receivable	3,623	—	—	—	—	—
Foreign tax reclaims receivable	—	2,461,825	22,387	337,919	—	—
Total Assets	3,479,072,031	611,156,883	1,784,427,979	2,039,850,737	507,181,509	613,155,820

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Liabilities:
Options written, at valueΣ	7,592,430	—	—	—	—	—
Due to custodian	—	—	736	—	292	—
Payable for securities purchased	1,011,274,510	1,976,261	1,679,442	617,292	4,658,846	398,754
Variation margin due to brokers on centrally cleared interest rate swap contracts	8,751,538	—	—	—	—	—
Cash collateral due to brokers	4,903,000	—	—	—	—	—
Unrealized depreciation on foreign currency exchange contracts	2,731,255	—	24,689	—	—	—
Payable for fund shares redeemed	2,543,241	752,766	1,979,630	1,841,752	509,172	618,425
Variation margin due to brokers on future contracts	2,128,527	—	—	—	—	—
Investment management fees payable to affiliates	1,040,701	309,695	857,538	1,072,380	396,341	444,762
Other accrued expenses	1,016,647	646,261	379,058	583,160	58,619	110,876
Upfront payments received on over the counter credit default swap contracts	352,702	—	—	—	—	—
Reverse repurchase agreements	173,573	—	—	—	—	—
Accounting fees payable to affiliates	134,285	32,836	94,499	111,795	27,517	34,360
Unrealized depreciation on over the counter credit default swap contracts	120,655	—	—	—	—	—
Distribution fees payable to affiliates	16,667	4,348	15,441	16,131	2,668	2,274
Interest payable	130	—	—	—	—	—
Accrued capital gains taxes on appreciated securities	—	14,845	—	—	—	—
Total Liabilities	1,042,779,861	3,737,012	5,031,033	4,242,510	5,653,455	1,609,451
Total Net Assets	$2,436,292,170	$607,419,871	$1,779,396,946	$2,035,608,227	$501,528,054	$611,546,369

Net Assets Consist of:
Paid-in capital	$2,850,382,816	$782,884,737	$1,361,197,997	$1,509,205,793	$568,371,279	$590,563,229
Total distributable earnings (loss)	(414,090,646)	(175,464,866)	418,198,949	526,402,434	(66,843,225)	20,983,140
Total Net Assets	$2,436,292,170	$607,419,871	$1,779,396,946	$2,035,608,227	$501,528,054	$611,546,369

Statements of assets and liabilities

Optimum Fund Trust

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Net Asset Value

Class A:
Net assets	$58,498,114	$14,663,027	$49,563,032	$51,404,606	$8,144,394	$6,852,004
Shares of beneficial interest outstanding, unlimited authorization, no par	7,120,686	1,323,011	3,081,274	2,791,406	841,792	574,259
Net asset value per share	$8.22	$11.08	$16.09	$18.42	$9.68	$11.93
Sales charge	4.50%	5.75%	5.75%	5.75%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$8.61	$11.76	$17.07	$19.54	$10.27	$12.66

Class C:
Net assets	$5,048,363	$1,597,789	$6,567,513	$6,300,854	$1,131,440	$939,341
Shares of beneficial interest outstanding, unlimited authorization, no par	599,615	145,505	564,455	346,359	196,029	94,302
Net asset value per share	$8.42	$10.98	$11.64	$18.19	$5.77	$9.96

Institutional Class:
Net assets	$2,372,745,693	$591,159,055	$1,723,266,401	$1,977,902,767	$492,252,220	$603,755,024
Shares of beneficial interest outstanding, unlimited authorization, no par	288,764,924	52,783,148	94,718,428	106,935,379	42,267,850	46,817,215
Net asset value per share	$8.22	$11.20	$18.19	$18.50	$11.65	$12.90

*Investments, at cost	$3,310,762,923	$639,858,372	$1,454,696,282	$1,561,658,053	$478,186,470	$590,861,362
ΔForeign currencies, at cost	3,030,675	1,968,361	—	—	—	—
ΣOptions written, premium received	(2,220,730)	—	—	—	—	—

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Optimum Fund Trust	Year ended March 31, 2023
	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Investment Income:
Interest	$87,384,323	$—	$—	$—	$—	$—
Dividends	1,111,381	28,343,778	12,180,087	45,272,020	2,329,130	16,938,908
Foreign tax withheld	(23,853)	(2,722,608)	(85,463)	(121,724)	(1,594)	(11,308)
	88,471,851	25,621,170	12,094,624	45,150,296	2,327,536	16,927,600

Expenses:
Management fees	12,757,860	5,158,004	11,406,131	12,467,448	5,950,276	6,146,592
Distribution expenses — Class A	81,237	20,314	69,671	78,496	12,161	10,725
Distribution expenses — Class C	425,965	96,907	345,704	382,793	59,936	53,446
Dividend disbursing and transfer agent fees and expenses	4,757,525	1,337,182	2,889,671	3,680,826	1,113,801	1,295,125
Accounting fees	1,738,488	485,402	1,135,980	1,355,762	409,539	472,471
Reports and statements to shareholders expenses	341,582	151,939	266,107	253,784	143,346	139,226
Trustees’ fees and expenses	318,218	107,985	9,934	227,399	82,169	86,815
Custodian fees	149,767	367,978	72,193	32,189	21,904	23,783
Legal fees	97,798	32,897	70,233	71,624	24,794	26,762
Registration fees	75,776	59,830	59,830	71,859	51,859	59,032
Audit and tax fees	67,518	56,969	30,324	27,273	27,568	28,576
Interest expense	130	—	—	—	—	—
Other	345,873	155,732	470,540	54,786	42,544	26,657
	21,157,737	8,031,139	16,826,318	18,704,239	7,939,897	8,369,210
Less expenses waived	—	(519,700)	(1,309,556)	(75,344)	(403,283)	(287,210)
Less expenses paid indirectly	(270)	(226)	(312)	(306)	(296)	(294)
Total operating expenses	21,157,467	7,511,213	15,516,450	18,628,589	7,536,318	8,081,706
Net Investment Income (Loss)	67,314,384	18,109,957	(3,421,826)	26,521,707	(5,208,782)	8,845,894

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Optimum Fund Trust

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on: Investments[1]	$(151,966,507)	$(137,990,300)	$111,508,618	$119,124,024	$(79,410,404)	$20,209,800
Foreign currencies	(2,230,601)	(871,242)	(85,175)	(100,958)	—	—
Foreign currency exchange contracts	8,392,120	(188,484)	(280,538)	52,444	—	—
Futures contracts	(33,255,053)	—	—	—	—	—
Options purchased	(1,225,940)	—	—	—	—	—
Options written	2,285,197	—	—	—	—	—
Swap contracts	(7,735,323)	—	—	—	—	—
Net realized gain (loss)	(185,736,107)	(139,050,026)	111,142,905	119,075,510	(79,410,404)	20,209,800

Net change in unrealized appreciation (depreciation) on:
Investments[2]	(67,343,858)	12,456,130	(387,610,484)	(241,747,136)	(19,782,519)	(127,888,299)
Foreign currencies	311,825	32,092	528	2,779	—	—
Foreign currency exchange contracts	(1,063,916)	(982)	1,891	—	—	—
Futures contracts	16,940,660	—	—	—	—	—
Options purchased	2,556,564	—	—	—	—	—
Options written	(436,280)	—	—	—	—	—
Swap contracts	(5,492,669)	—	—	—	—	—
Net change in unrealized appreciation (depreciation)	(54,527,674)	12,487,240	(387,608,065)	(241,744,357)	(19,782,519)	(127,888,299)
Net Realized and Unrealized Gain (Loss)	(240,263,781)	(126,562,786)	(276,465,160)	(122,668,847)	(99,192,923)	(107,678,499)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(172,949,397)	$(108,452,829)	$(279,886,986)	$(96,147,140)	$(104,401,705)	$(98,832,605)

[1]	Includes $15,733 capital gains tax paid for Optimum International Fund.
[2]	Includes increase of $14,845 capital gains tax accrued for Optimum International Fund.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Optimum Fund Trust

	Optimum Fixed Income Fund		Optimum International Fund
	Year ended		Year ended
	3/31/23	3/31/22	3/31/23	3/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$67,314,384	$47,689,857	$18,109,957	$16,571,020
Net realized gain (loss)	(185,736,107)	(15,185,917)	(139,050,026)	90,713,286
Net change in unrealized appreciation (depreciation)	(54,527,674)	(176,045,683)	12,487,240	(182,286,962)
Net increase (decrease) in net assets resulting from operations	(172,949,397)	(143,541,743)	(108,452,829)	(75,002,656)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(1,965,455)	(445,644)	(420,885)	(935,580)
Class C	(1,279)	(903,556)	—	(2,624,537)
Institutional Class	(78,006,286)	(62,740,572)	(16,552,929)	(131,716,221)
	(79,973,020)	(64,089,772)	(16,973,814)	(135,276,338)

Capital Share Transactions:
Proceeds from shares sold:
Class A	45,934,561	2,096,123	10,298,520	291,952
Class C	1,136,989	4,702,930	280,813	513,464
Institutional Class	372,664,096	536,712,198	105,957,924	183,482,627

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,965,203	445,467	420,447	934,059
Class C	1,255	901,741	—	2,623,663
Institutional Class	77,934,531	62,651,359	16,539,386	131,589,404
	499,636,635	607,509,818	133,497,090	319,435,169
Cost of shares redeemed:
Class A	(8,631,042)	(3,907,042)	(2,036,857)	(1,232,452)
Class C	(61,670,496)	(14,255,701)	(13,529,499)	(3,918,149)
Institutional Class	(582,844,704)	(374,235,438)	(312,583,865)	(108,163,697)
	(653,146,242)	(392,398,181)	(328,150,221)	(113,314,298)
Increase (decrease) in net assets derived from capital share transactions	(153,509,607)	215,111,637	(194,653,131)	206,120,871
Net Increase (Decrease) in Net Assets	(406,432,024)	7,480,122	(320,079,774)	(4,158,123)

Net Assets:
Beginning of year	2,842,724,194	2,835,244,072	927,499,645	931,657,768
End of year	$2,436,292,170	$2,842,724,194	$607,419,871	$927,499,645

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Optimum Fund Trust

	Optimum Large Cap Growth Fund		Optimum Large Cap Value Fund
	Year ended		Year ended
	3/31/23	3/31/22	3/31/23	3/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(3,421,826)	$(12,484,104)	$26,521,707	$19,434,127
Net realized gain (loss)	111,142,905	144,862,997	119,075,510	76,570,435
Net change in unrealized appreciation (depreciation)	(387,608,065)	(77,452,169)	(241,744,357)	143,971,671
Net increase (decrease) in net assets resulting from operations	(279,886,986)	54,926,724	(96,147,140)	239,976,233

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(2,458,356)	(4,030,585)	(3,341,089)	(1,692,706)
Class C	(450,307)	(14,214,509)	(342,191)	(4,345,895)
Institutional Class	(71,264,669)	(268,587,340)	(120,346,100)	(140,961,810)
	(74,173,332)	(286,832,434)	(124,029,380)	(147,000,411)

Capital Share Transactions:
Proceeds from shares sold:
Class A	33,398,822	1,407,951	39,649,598	1,277,268
Class C	644,530	814,700	362,130	931,257
Institutional Class	373,013,489	327,269,912	468,582,728	309,558,547
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	2,454,756	4,028,511	3,337,679	1,691,946
Class C	448,282	14,196,121	325,642	4,339,611
Institutional Class	71,183,682	268,007,460	120,186,745	140,692,925
	481,143,561	615,724,655	632,444,522	458,491,554
Cost of shares redeemed:
Class A	(7,114,887)	(6,494,547)	(9,413,669)	(4,535,773)
Class C	(45,095,685)	(17,531,920)	(55,344,441)	(14,131,077)
Institutional Class	(282,886,246)	(304,236,214)	(388,298,146)	(274,794,124)
	(335,096,818)	(328,262,681)	(453,056,256)	(293,460,974)
Increase in net assets derived from capital share transactions	146,046,743	287,461,974	179,388,266	165,030,580
Net Increase (Decrease) in Net Assets	(208,013,575)	55,556,264	(40,788,254)	258,006,402

Net Assets:
Beginning of year	1,987,410,521	1,931,854,257	2,076,396,481	1,818,390,079
End of year	$1,779,396,946	$1,987,410,521	$2,035,608,227	$2,076,396,481

See accompanying notes, which are an integral part of the financial statements.

	Optimum Small-Mid Cap Growth Fund		Optimum Small-Mid Cap Value Fund
	Year ended		Year ended
	3/31/23	3/31/22	3/31/23	3/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(5,208,782)	$(7,456,623)	$8,845,894	$(207,768)
Net realized gain (loss)	(79,410,404)	107,582,819	20,209,800	43,412,983
Net change in unrealized appreciation (depreciation)	(19,782,519)	(143,726,772)	(127,888,299)	5,101,235
Net increase (decrease) in net assets resulting from operations	(104,401,705)	(43,600,576)	(98,832,605)	48,306,450

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(794,483)	(1,302,134)	(657,170)	(222,223)
Class C	(183,775)	(4,763,873)	(94,176)	(669,877)
Institutional Class	(37,728,231)	(199,510,449)	(51,124,848)	(47,505,314)
	(38,706,489)	(205,576,456)	(51,876,194)	(48,397,414)

Capital Share Transactions:
Proceeds from shares sold:
Class A	5,753,368	260,330	5,353,981	221,806
Class C	141,183	188,430	67,209	132,722
Institutional Class	102,343,208	141,732,994	98,641,309	135,324,597

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	793,457	1,300,064	656,496	221,983
Class C	183,031	4,762,017	89,466	669,620
Institutional Class	37,695,573	198,911,276	51,091,326	47,459,076
	146,909,820	347,155,111	155,899,787	184,029,804
Cost of shares redeemed:
Class A	(1,169,748)	(1,198,026)	(1,207,087)	(891,600)
Class C	(7,814,646)	(3,440,330)	(7,525,897)	(2,796,339)
Institutional Class	(239,862,393)	(103,282,138)	(177,151,622)	(104,727,298)
	(248,846,787)	(107,920,494)	(185,884,606)	(108,415,237)
Increase (decrease) in net assets derived from capital share transactions	(101,936,967)	239,234,617	(29,984,819)	75,614,567
Net Increase (Decrease) in Net Assets	(245,045,161)	(9,942,415)	(180,693,618)	75,523,603

Net Assets:
Beginning of year	746,573,215	756,515,630	792,239,987	716,716,384
End of year	$501,528,054	$746,573,215	$611,546,369	$792,239,987

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Optimum Fixed Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$9.04	$9.70	$9.67	$9.46	$9.35

Income (loss) from investment operations:
Net investment income[1]	0.20	0.14	0.15	0.21	0.23
Net realized and unrealized gain (loss)	(0.76)	(0.61)	0.37	0.29	0.08
Total from investment operations	(0.56)	(0.47)	0.52	0.50	0.31

Less dividends and distributions from:
Net investment income	(0.26)	(0.15)	(0.15)	(0.23)	(0.20)
Net realized gain	— [2]	(0.04)	(0.34)	(0.06)	—
Total dividends and distributions	(0.26)	(0.19)	(0.49)	(0.29)	(0.20)

Net asset value, end of period	$8.22	$9.04	$9.70	$9.67	$9.46

Total return[3]	(6.10)%	(4.99)%	5.21%	5.24%[4]	3.37%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$58,498	$21,244	$24,142	$24,827	$26,613
Ratio of expenses to average net assets[5]	1.06%	1.05%	1.06%	1.07%	1.08%
Ratio of net investment income to average net assets	2.42%	1.40%	1.52%	2.11%	2.43%
Portfolio turnover	254%	219%[6]	217%[6]	361%[6]	453%

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.04% lower.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

See accompanying notes, which are an integral part of the financial statements.

Optimum Fixed Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$9.05	$9.69	$9.67	$9.45	$9.34

Income (loss) from investment operations:
Net investment income[1]	0.14	0.06	0.08	0.13	0.16
Net realized and unrealized gain (loss)	(0.77)	(0.59)	0.35	0.30	0.07
Total from investment operations	(0.63)	(0.53)	0.43	0.43	0.23

Less dividends and distributions from:
Net investment income	—	(0.07)	(0.07)	(0.15)	(0.12)
Net realized gain	— [2]	(0.04)	(0.34)	(0.06)	—
Total dividends and distributions	—	(0.11)	(0.41)	(0.21)	(0.12)

Net asset value, end of period	$8.42	$9.05	$9.69	$9.67	$9.45

Total return[3]	(6.94)%	(5.55)%	4.30%	4.55%[4]	2.52%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,048	$71,985	$85,821	$85,853	$92,295
Ratio of expenses to average net assets[5]	1.81%	1.80%	1.81%	1.82%	1.83%
Ratio of net investment income to average net assets	1.67%	0.65%	0.77%	1.36%	1.68%
Portfolio turnover	254%	219%[6]	217%[6]	361%[6]	453%

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.04% lower.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Optimum Fixed Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$9.03	$9.68	$9.66	$9.45	$9.34

Income (loss) from investment operations:
Net investment income[1]	0.22	0.16	0.18	0.23	0.25
Net realized and unrealized gain (loss)	(0.76)	(0.59)	0.36	0.29	0.08
Total from investment operations	(0.54)	(0.43)	0.54	0.52	0.33

Less dividends and distributions from:
Net investment income	(0.27)	(0.18)	(0.18)	(0.25)	(0.22)
Net realized gain	— [2]	(0.04)	(0.34)	(0.06)	—
Total dividends and distributions	(0.27)	(0.22)	(0.52)	(0.31)	(0.22)

Net asset value, end of period	$8.22	$9.03	$9.68	$9.66	$9.45

Total return[3]	(5.91)%	(4.65)%	5.37%	5.52%[4]	3.65%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,372,746	$2,749,495	$2,725,281	$2,378,904	$2,249,912
Ratio of expenses to average net assets[5]	0.81%	0.80%	0.81%	0.82%	0.83%
Ratio of net investment income to average net assets	2.67%	1.65%	1.77%	2.36%	2.68%
Portfolio turnover	254%	219%[6]	217%[6]	361%[6]	453%

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.04% lower.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

See accompanying notes, which are an integral part of the financial statements.

Optimum International Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$12.33	$15.40	$9.93	$12.59	$14.42

Income (loss) from investment operations:
Net investment income[1]	0.25	0.22	0.16	0.20	0.17
Net realized and unrealized gain (loss)	(1.19)	(1.20)	5.59	(2.61)	(1.00)
Total from investment operations	(0.94)	(0.98)	5.75	(2.41)	(0.83)

Less dividends and distributions from:
Net investment income	(0.31)	(0.27)	(0.12)	(0.21)	(0.18)
Net realized gain	—	(1.82)	(0.16)	(0.04)	(0.82)
Total dividends and distributions	(0.31)	(2.09)	(0.28)	(0.25)	(1.00)

Net asset value, end of period	$11.08	$12.33	$15.40	$9.93	$12.59

Total return[2]	(7.49)%[3]	(7.55)%[3]	58.20%[3]	(19.62)%[3]	(5.33)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14,663	$6,071	$7,494	$5,121	$7,275
Ratio of expenses to average net assets[4]	1.31%	1.34%	1.34%	1.37%	1.37%
Ratio of expenses to average net assets prior to fees waived[4]	1.38%	1.36%	1.35%	1.39%	1.37%
Ratio of net investment income to average net assets	2.37%	1.46%	1.21%	1.62%	1.30%
Ratio of net investment income to average net assets prior to fees waived	2.30%	1.44%	1.20%	1.60%	1.30%
Portfolio turnover	54%	106%	71%	51%	63%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Optimum International Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$11.96	$14.98	$9.68	$12.27	$14.06

Income (loss) from investment operations:
Net investment income[1]	0.17	0.10	0.06	0.11	0.07
Net realized and unrealized gain (loss)	(1.15)	(1.15)	5.43	(2.54)	(0.98)
Total from investment operations	(0.98)	(1.05)	5.49	(2.43)	(0.91)

Less dividends and distributions from:
Net investment income	—	(0.15)	(0.03)	(0.12)	(0.06)
Net realized gain	—	(1.82)	(0.16)	(0.04)	(0.82)
Total dividends and distributions	—	(1.97)	(0.19)	(0.16)	(0.88)

Net asset value, end of period	$10.98	$11.96	$14.98	$9.68	$12.27

Total return[2]	(8.19)%[3]	(8.21)%[3]	56.92%[3]	(20.16)%[3]	(6.07)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,598	$17,442	$22,367	$15,138	$21,763
Ratio of expenses to average net assets[4]	2.06%	2.09%	2.09%	2.12%	2.12%
Ratio of expenses to average net assets prior to fees waived[4]	2.13%	2.11%	2.10%	2.14%	2.12%
Ratio of net investment income to average net assets	1.62%	0.71%	0.46%	0.87%	0.55%
Ratio of net investment income to average net assets prior to fees waived	1.55%	0.69%	0.45%	0.85%	0.55%
Portfolio turnover	54%	106%	71%	51%	63%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Optimum International Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$12.44	$15.52	$10.00	$12.68	$14.52

Income (loss) from investment operations:
Net investment income[1]	0.28	0.26	0.19	0.24	0.21
Net realized and unrealized gain (loss)	(1.20)	(1.21)	5.64	(2.63)	(1.02)
Total from investment operations	(0.92)	(0.95)	5.83	(2.39)	(0.81)

Less dividends and distributions from:
Net investment income	(0.32)	(0.31)	(0.15)	(0.25)	(0.21)
Net realized gain	—	(1.82)	(0.16)	(0.04)	(0.82)
Total dividends and distributions	(0.32)	(2.13)	(0.31)	(0.29)	(1.03)

Net asset value, end of period	$11.20	$12.44	$15.52	$10.00	$12.68

Total return[2]	(7.24)%[3]	(7.31)%[3]	58.64%[3]	(19.44)%[3]	(5.09)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$591,159	$903,987	$901,797	$406,933	$524,925
Ratio of expenses to average net assets[4]	1.06%	1.09%	1.09%	1.12%	1.12%
Ratio of expenses to average net assets prior to fees waived[4]	1.13%	1.11%	1.10%	1.14%	1.12%
Ratio of net investment income to average net assets	2.62%	1.71%	1.46%	1.87%	1.55%
Ratio of net investment income to average net assets prior to fees waived	2.55%	1.69%	1.45%	1.85%	1.55%
Portfolio turnover	54%	106%	71%	51%	63%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Optimum Large Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$19.88	$22.49	$15.51	$16.70	$17.22

Income (loss) from investment operations:
Net investment loss[1]	(0.07)	(0.19)	(0.14)	(0.07)	(0.03)
Net realized and unrealized gain (loss)	(2.93)	1.26	9.03	(0.53)	1.82
Total from investment operations	(3.00)	1.07	8.89	(0.60)	1.79

Less dividends and distributions from:
Net realized gain	(0.79)	(3.68)	(1.91)	(0.59)	(2.31)
Total dividends and distributions	(0.79)	(3.68)	(1.91)	(0.59)	(2.31)

Net asset value, end of period	$16.09	$19.88	$22.49	$15.51	$16.70

Total return[2]	(14.76)%[3]	2.49%[3]	57.75%	(4.03)%	11.60%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$49,563	$23,861	$27,906	$22,363	$29,605
Ratio of expenses to average net assets[4]	1.17%	1.22%	1.23%	1.24%	1.25%
Ratio of expenses to average net assets prior to fees waived[4]	1.25%	1.22%	1.23%	1.24%	1.25%
Ratio of net investment loss to average net assets	(0.43)%	(0.80)%	(0.65)%	(0.38)%	(0.19)%
Ratio of net investment loss to average net assets prior to fees waived	(0.51)%	(0.80)%	(0.65)%	(0.38)%	(0.19)%
Portfolio turnover	90%[5]	25%	27%	29%	25%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	As a result of American Century Management, Inc. and Los Angeles Capital Management LLC replacing T. Rowe Price and ClearBridge Investments, LLC replacing the sub-advisors to Optimum Large Cap Growth Fund during the Fund’s fiscal year ending March 31, 2023, the Fund’s portfolio turnover rate increased during the year ended March 31, 2023.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$14.77	$17.63	$12.52	$13.68	$14.62

Income (loss) from investment operations:
Net investment loss[1]	(0.14)	(0.28)	(0.24)	(0.16)	(0.14)
Net realized and unrealized gain (loss)	(2.20)	1.10	7.26	(0.41)	1.51
Total from investment operations	(2.34)	0.82	7.02	(0.57)	1.37

Less dividends and distributions from:
Net realized gain	(0.79)	(3.68)	(1.91)	(0.59)	(2.31)
Total dividends and distributions	(0.79)	(3.68)	(1.91)	(0.59)	(2.31)

Net asset value, end of period	$11.64	$14.77	$17.63	$12.52	$13.68

Total return[2]	(15.41)%[3]	1.72%[3]	56.56%	(4.71)%	10.74%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,568	$65,193	$79,209	$63,237	$83,010
Ratio of expenses to average net assets[4]	1.92%	1.97%	1.98%	1.99%	2.00%
Ratio of expenses to average net assets prior to fees waived[4]	2.00%	1.97%	1.98%	1.99%	2.00%
Ratio of net investment loss to average net assets	(1.18)%	(1.55)%	(1.40)%	(1.13)%	(0.94)%
Ratio of net investment loss to average net assets prior to fees waived	(1.26)%	(1.55)%	(1.40)%	(1.13)%	(0.94)%
Portfolio turnover	90%[5]	25%	27%	29%	25%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	As a result of American Century Management, Inc. and Los Angeles Capital Management LLC replacing T. Rowe Price and ClearBridge Investments, LLC replacing the sub-advisors to Optimum Large Cap Growth Fund during the Fund’s fiscal year ending March 31, 2023, the Fund’s portfolio turnover rate increased during the year ended March 31, 2023.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Optimum Large Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$22.30	$24.79	$16.93	$18.13	$18.46

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	(0.14)	(0.09)	(0.02)	0.01
Net realized and unrealized gain (loss)	(3.29)	1.33	9.86	(0.59)	1.97
Total from investment operations	(3.32)	1.19	9.77	(0.61)	1.98

Less dividends and distributions from:
Net realized gain	(0.79)	(3.68)	(1.91)	(0.59)	(2.31)
Total dividends and distributions	(0.79)	(3.68)	(1.91)	(0.59)	(2.31)

Net asset value, end of period	$18.19	$22.30	$24.79	$16.93	$18.13

Total return[2]	(14.59)%[3]	2.75%[3]	58.11%	(3.77)%	11.86%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,723,266	$1,898,357	$1,824,739	$1,392,797	$1,563,552
Ratio of expenses to average net assets[4]	0.92%	0.97%	0.98%	0.99%	1.00%
Ratio of expenses to average net assets prior to fees waived[4]	1.00%	0.97%	0.98%	0.99%	1.00%
Ratio of net investment income (loss) to average net assets	(0.18)%	(0.55)%	(0.40)%	(0.13)%	0.06%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.26)%	(0.55)%	(0.40)%	(0.13)%	0.06%
Portfolio turnover	90%[5]	25%	27%	29%	25%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	As a result of American Century Management, Inc. and Los Angeles Capital Management LLC replacing T. Rowe Price and ClearBridge Investments, LLC replacing the sub-advisors to Optimum Large Cap Growth Fund during the Fund’s fiscal year ending March 31, 2023, the Fund’s portfolio turnover rate increased during the year ended March 31, 2023.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$20.72	$19.72	$13.22	$15.83	$15.89

Income (loss) from investment operations:
Net investment income[1]	0.21	0.16	0.17	0.20	0.19
Net realized and unrealized gain (loss)	(1.35)	2.37	6.52	(2.37)	0.38
Total from investment operations	(1.14)	2.53	6.69	(2.17)	0.57

Less dividends and distributions from:
Net investment income	(0.22)	(0.23)	(0.10)	(0.20)	(0.18)
Net realized gain	(0.94)	(1.30)	(0.09)	(0.24)	(0.45)
Total dividends and distributions	(1.16)	(1.53)	(0.19)	(0.44)	(0.63)

Net asset value, end of period	$18.42	$20.72	$19.72	$13.22	$15.83

Total return[2]	(5.61)%[3]	12.91%	50.73%	(14.37)%	3.79%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$51,404	$23,414	$23,730	$17,123	$23,742
Ratio of expenses to average net assets[4]	1.17%	1.18%	1.19%	1.20%	1.20%
Ratio of expenses to average net assets prior to fees waived[4]	1.17%	1.18%	1.19%	1.20%	1.20%
Ratio of net investment income to average net assets	1.12%	0.76%	1.04%	1.19%	1.23%
Ratio of net investment income to average net assets prior to fees waived	1.12%	0.76%	1.04%	1.19%	1.23%
Portfolio turnover	22%	9%	20%	23%	22%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Optimum Large Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$20.41	$19.44	$13.06	$15.65	$15.69

Income (loss) from investment operations:
Net investment income[1]	0.07	—	0.05	0.07	0.07
Net realized and unrealized gain (loss)	(1.35)	2.34	6.42	(2.35)	0.38
Total from investment operations	(1.28)	2.34	6.47	(2.28)	0.45

Less dividends and distributions from:
Net investment income	—	(0.07)	—	(0.07)	(0.04)
Net realized gain	(0.94)	(1.30)	(0.09)	(0.24)	(0.45)
Total dividends and distributions	(0.94)	(1.37)	(0.09)	(0.31)	(0.49)

Net asset value, end of period	$18.19	$20.41	$19.44	$13.06	$15.65

Total return[2]	(6.37)%[3]	12.07%	49.61%	(15.04)%	3.05%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,301	$64,602	$69,778	$50,036	$69,415
Ratio of expenses to average net assets[4]	1.92%	1.93%	1.94%	1.95%	1.95%
Ratio of expenses to average net assets prior to fees waived[4]	1.92%	1.93%	1.94%	1.95%	1.95%
Ratio of net investment income to average net assets	0.37%	0.01%	0.29%	0.44%	0.48%
Ratio of net investment income to average net assets prior to fees waived	0.37%	0.01%	0.29%	0.44%	0.48%
Portfolio turnover	22%	9%	20%	23%	22%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$20.78	$19.77	$13.25	$15.87	$15.93

Income (loss) from investment operations:
Net investment income[1]	0.26	0.21	0.21	0.24	0.23
Net realized and unrealized gain (loss)	(1.36)	2.39	6.54	(2.38)	0.38
Total from investment operations	(1.10)	2.60	6.75	(2.14)	0.61

Less dividends and distributions from:
Net investment income	(0.24)	(0.29)	(0.14)	(0.24)	(0.22)
Net realized gain	(0.94)	(1.30)	(0.09)	(0.24)	(0.45)
Total dividends and distributions	(1.18)	(1.59)	(0.23)	(0.48)	(0.67)

Net asset value, end of period	$18.50	$20.78	$19.77	$13.25	$15.87

Total return[2]	(5.40)%[3]	13.22%	51.11%	(14.19)%	4.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,977,903	$1,988,380	$1,724,882	$1,217,465	$1,474,723
Ratio of expenses to average net assets[4]	0.92%	0.93%	0.94%	0.95%	0.95%
Ratio of expenses to average net assets prior to fees waived[4]	0.92%	0.93%	0.94%	0.95%	0.95%
Ratio of net investment income to average net assets	1.37%	1.01%	1.29%	1.44%	1.48%
Ratio of net investment income to average net assets prior to fees waived	1.37%	1.01%	1.29%	1.44%	1.48%
Portfolio turnover	22%	9%	20%	23%	22%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Optimum Small-Mid Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$12.29	$18.05	$10.17	$13.43	$15.51

Income (loss) from investment operations:
Net investment loss[1]	(0.11)	(0.20)	(0.18)	(0.15)	(0.17)
Net realized and unrealized gain (loss)	(1.53)	(0.15)	10.98	(1.77)	1.20
Total from investment operations	(1.64)	(0.35)	10.80	(1.92)	1.03

Less dividends and distributions from:
Net realized gain	(0.97)	(5.41)	(2.92)	(1.34)	(3.11)
Total dividends and distributions	(0.97)	(5.41)	(2.92)	(1.34)	(3.11)

Net asset value, end of period	$9.68	$12.29	$18.05	$10.17	$13.43

Total return[2]	(13.08)%	(5.76)%	109.54%	(16.32)%	8.69%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,144	$3,864	$5,016	$3,241	$4,788
Ratio of expenses to average net assets[3]	1.54%	1.56%	1.56%	1.54%	1.54%
Ratio of expenses to average net assets prior to fees waived[3]	1.61%	1.57%	1.58%	1.63%	1.65%
Ratio of net investment loss to average net assets	(1.14)%	(1.19)%	(1.18)%	(1.11)%	(1.11)%
Ratio of net investment loss to average net assets prior to fees waived	(1.21)%	(1.20)%	(1.20)%	(1.20)%	(1.22)%
Portfolio turnover	114%	98%	111%	93%	82%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$7.85	$13.43	$8.02	$10.94	$13.32

Income (loss) from investment operations:
Net investment loss[1]	(0.13)	(0.23)	(0.23)	(0.20)	(0.24)
Net realized and unrealized gain (loss)	(0.98)	0.06	8.56	(1.38)	0.97
Total from investment operations	(1.11)	(0.17)	8.33	(1.58)	0.73

Less dividends and distributions from:
Net realized gain	(0.97)	(5.41)	(2.92)	(1.34)	(3.11)
Total dividends and distributions	(0.97)	(5.41)	(2.92)	(1.34)	(3.11)

Net asset value, end of period	$5.77	$7.85	$13.43	$8.02	$10.94

Total return[2]	(13.76)%	(6.51)%	108.02%	(16.95)%	7.81%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,132	$10,474	$14,372	$9,353	$13,510
Ratio of expenses to average net assets[3]	2.29%	2.31%	2.31%	2.29%	2.29%
Ratio of expenses to average net assets prior to fees waived[3]	2.36%	2.32%	2.33%	2.38%	2.40%
Ratio of net investment loss to average net assets	(1.89)%	(1.94)%	(1.93)%	(1.86)%	(1.86)%
Ratio of net investment loss to average net assets prior to fees waived	(1.96)%	(1.95)%	(1.95)%	(1.95)%	(1.97)%
Portfolio turnover	114%	98%	111%	93%	82%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Optimum Small-Mid Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$14.52	$20.37	$11.25	$14.69	$16.63

Income (loss) from investment operations:
Net investment loss[1]	(0.11)	(0.18)	(0.16)	(0.12)	(0.14)
Net realized and unrealized gain (loss)	(1.79)	(0.26)	12.20	(1.98)	1.31
Total from investment operations	(1.90)	(0.44)	12.04	(2.10)	1.17

Less dividends and distributions from:
Net realized gain	(0.97)	(5.41)	(2.92)	(1.34)	(3.11)
Total dividends and distributions	(0.97)	(5.41)	(2.92)	(1.34)	(3.11)

Net asset value, end of period	$11.65	$14.52	$20.37	$11.25	$14.69

Total return[2]	(12.86)%	(5.54)%	110.06%	(16.14)%	8.97%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$492,252	$732,235	$737,128	$406,140	$494,476
Ratio of expenses to average net assets[3]	1.29%	1.31%	1.31%	1.29%	1.29%
Ratio of expenses to average net assets prior to fees waived[3]	1.36%	1.32%	1.33%	1.38%	1.40%
Ratio of net investment loss to average net assets	(0.89)%	(0.94)%	(0.93)%	(0.86)%	(0.86)%
Ratio of net investment loss to average net assets prior to fees waived	(0.96)%	(0.95)%	(0.95)%	(0.95)%	(0.97)%
Portfolio turnover	114%	98%	111%	93%	82%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$14.90	$14.93	$8.36	$12.14	$13.66

Income (loss) from investment operations:
Net investment income (loss)[1]	0.14	(0.04)	0.19	0.10	0.11
Net realized and unrealized gain (loss)	(1.95)	1.01	6.92	(3.50)	(0.69)
Total from investment operations	(1.81)	0.97	7.11	(3.40)	(0.58)

Less dividends and distributions from:
Net investment income	(0.12)	(0.12)	(0.09)	(0.11)	(0.06)
Net realized gain	(1.04)	(0.88)	(0.45)	(0.27)	(0.88)
Total dividends and distributions	(1.16)	(1.00)	(0.54)	(0.38)	(0.94)

Net asset value, end of period	$11.93	$14.90	$14.93	$8.36	$12.14

Total return[2]	(12.44)%	6.45%	86.21%	(29.10)%	(3.83)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,852	$3,328	$3,765	$1,970	$3,266
Ratio of expenses to average net assets[3]	1.44%	1.46%	1.49%	1.47%	1.46%
Ratio of expenses to average net assets prior to fees waived[3]	1.48%	1.46%	1.50%	1.52%	1.54%
Ratio of net investment income (loss) to average net assets	1.07%	(0.26)%	1.65%	0.79%	0.87%
Ratio of net investment income (loss) to average net assets prior to fees waived	1.03%	(0.26)%	1.64%	0.74%	0.79%
Portfolio turnover	17%	17%	85%[4]	33%	32%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[4]	As a result of Cardinal Capital Management LLC replacing Westwood Management Corp. as one of the sub-advisors to Optimum Small-Mid Cap Value Fund during the Fund’s fiscal year ending March 31, 2021, the Fund’s portfolio turnover rate increased during the year ended March 31, 2021.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Optimum Small-Mid Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$12.62	$12.78	$7.22	$10.54	$12.01

Income (loss) from investment operations:
Net investment income (loss)[1]	0.04	(0.13)	0.09	— [2]	0.01
Net realized and unrealized gain (loss)	(1.66)	0.87	5.94	(3.02)	(0.60)
Total from investment operations	(1.62)	0.74	6.03	(3.02)	(0.59)

Less dividends and distributions from:
Net investment income	—	(0.02)	(0.02)	(0.03)	—
Net realized gain	(1.04)	(0.88)	(0.45)	(0.27)	(0.88)
Total dividends and distributions	(1.04)	(0.90)	(0.47)	(0.30)	(0.88)

Net asset value, end of period	$9.96	$12.62	$12.78	$7.22	$10.54

Total return[3]	(13.13)%	5.70%	84.75%	(29.65)%	(4.50)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$939	$9,318	$11,354	$6,042	$9,508
Ratio of expenses to average net assets[4]	2.19%	2.21%	2.24%	2.22%	2.21%
Ratio of expenses to average net assets prior to fees waived[4]	2.23%	2.21%	2.25%	2.27%	2.29%
Ratio of net investment income (loss) to average net assets	0.32%	(1.01)%	0.90%	0.04%	0.12%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.28%	(1.01)%	0.89%	(0.01)%	0.04%
Portfolio turnover	17%	17%	85%[5]	33%	32%

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	As a result of Cardinal Capital Management LLC replacing Westwood Management Corp. as one of the sub-advisors to Optimum Small-Mid Cap Value Fund during the Fund’s fiscal year ending March 31, 2021, the Fund’s portfolio turnover rate increased during the year ended March 31, 2021.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$15.98	$15.94	$8.90	$12.90	$14.45

Income (loss) from investment operations:
Net investment income[1]	0.19	—	0.23	0.14	0.16
Net realized and unrealized gain (loss)	(2.10)	1.08	7.37	(3.73)	(0.73)
Total from investment operations	(1.91)	1.08	7.60	(3.59)	(0.57)

Less dividends and distributions from:
Net investment income	(0.13)	(0.16)	(0.11)	(0.14)	(0.10)
Net realized gain	(1.04)	(0.88)	(0.45)	(0.27)	(0.88)
Total dividends and distributions	(1.17)	(1.04)	(0.56)	(0.41)	(0.98)

Net asset value, end of period	$12.90	$15.98	$15.94	$8.90	$12.90

Total return[2]	(12.19)%	6.74%	86.63%	(28.92)%	(3.55)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$603,755	$779,594	$701,597	$366,656	$506,814
Ratio of expenses to average net assets[3]	1.19%	1.21%	1.24%	1.22%	1.21%
Ratio of expenses to average net assets prior to fees waived[3]	1.23%	1.21%	1.25%	1.27%	1.29%
Ratio of net investment income (loss) to average net assets	1.32%	(0.01)%	1.90%	1.04%	1.12%
Ratio of net investment income (loss) to average net assets prior to fees waived	1.28%	(0.01)%	1.89%	0.99%	1.04%
Portfolio turnover	17%	17%	85%[4]	33%	32%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[4]	As a result of Cardinal Capital Management LLC replacing Westwood Management Corp. as one of the sub-advisors to Optimum Small-Mid Cap Value Fund during the Fund’s fiscal year ending March 31, 2021, the Fund’s portfolio turnover rate increased during the year ended March 31, 2021.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Optimum Fund Trust	March 31, 2023

Optimum Fund Trust (Trust) is organized as a Delaware statutory trust and offers six series: Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund, (each, a Fund, or together, the Funds). The Trust is an open-end investment company. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50% for Optimum Fixed Income Fund and 5.75% for Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund. Class C shares have no upfront sales charge, but are sold with a contingent deferred sales charge (CDSC) of 1.00%, which will be incurred if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

1. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts, interest rate swap contracts, CDS and interest rate swap options contracts (swaptions) are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and the ask prices, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by each Fund's valuation designee, Delaware Management Company (DMC). Subject to the oversight of the Trust's Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund's tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended March 31, 2023, and for all open tax years (years ended March 31, 2020–March 31, 2022), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. In regard to foreign taxes only, each Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of each Fund. If applicable, each Fund recognize interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended March 31, 2023, the Funds did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — Each Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with each Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on March 30, 2023 and matured by April 4, 2023.

Reverse Repurchase Agreements — Optimum Fixed Income Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank or broker/dealer and agrees to repurchase the securities at an agreed upon date and price. The Fund will maintain in a segregated account, cash, cash equivalents, or US government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers (but no collateral is required on reverse repurchase agreements with banks). The Fund will subject its investments in reverse repurchase agreements to the borrowing provisions set forth in the 1940 Act. The use of reverse repurchase agreements by the Fund creates leverage, which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. For the year ended March 31, 2023, the Fund had average reverse repurchase agreements of $476 for which it paid interest at an average rate of (27.38%). At March 31, 2023, the Fund posted $149,208 in securities collateral for reverse repurchase agreements.

Short Sales — Optimum Large Cap Value Fund may make short sales in an attempt to protect against declines in an individual security or the overall market, to manage duration, or for such other purposes consistent with the Fund’s investment objective and strategies. Typically, short sales are transactions in which the Fund sells a security it does not own and, at the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. When a short sale transaction is closed out by delivery of the security, any gain or loss on the transaction generally is taxable as short-term capital gain or loss. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale, and potentially additional margin, will be retained by the broker from whom the security is borrowed, to the extent necessary to meet margin requirements, until the short position is closed out. There were no short sales for the year ended March 31, 2023.

Mortgage Dollar Rolls — Optimum Fixed Income Fund entered into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgo principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Fund is subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. The Fund is subject to leverage risk on certain transactions, such as the loans of portfolio securities, and the use of when issued or delayed delivery transactions or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. The use of such transactions entails a heightened risk of loss. At March 31, 2023, the Fund received $3,143,000 cash collateral for mortgage dollar rolls, which is included in “Cash collateral due to brokers” on the “Statements of assets and liabilities.”

(continues)

Notes to financial statements

Optimum Fund Trust

1. Significant Accounting Policies (continued)

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Each Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statements of operations” under “Net realized gain (loss) on investments.” Each Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Derivative Financial Instruments — The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/ or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. Each Fund's successful use of a derivative financial instrument depends on the investment adviser's ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Funds can realize on an investment and/or may result in lower distributions paid to shareholders. Each Fund's investments in these instruments, if any, are discussed in detail in the Notes to financial statements.

Segregation and Collateralizations — In certain cases, based on requirements and agreements with certain exchanges and third-party broker/dealers, the Funds may deliver or receive collateral in connection with certain investments (e.g., futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged/received to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the “Statements of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedules of investments.”

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Trust are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and capital gain distributions from any investment companies (Underlying Funds) in which the Funds invest are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer, which are estimated. Distributions received from investments in master limited partnerships are recorded as return of capital on investments on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Each Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. Each Fund declares and pays distributions from net investment income and net realized gain on investments, if any, at least annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

DMC, a series of Macquarie Investment Management Business Trust, furnishes investment management services to each Fund and has full discretion and responsibility, subject to the overall supervision of the Board, to select and contract with one or more investment sub-advisors to manage the investment operations and composition of each Fund, and to render investment advice for each Fund, including the purchase, retention, and dispositions of investments, securities, and cash contained in each Fund. The investment management agreement obligates DMC to implement decisions with respect to the allocation or reallocation of each Fund’s assets among one or more current or additional sub-advisors, and to monitor the sub-advisors’ compliance with the relevant Fund’s investment objective, policies and restrictions. DMC pays the sub-advisors out of its fees, which are calculated daily and paid monthly.

In accordance with the terms of its respective investment management agreement, DMC is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of each Fund, which is calculated daily and paid monthly:

Fund	Management Fee (annual rate as a percentage of average daily net assets)
Optimum Fixed Income Fund	0.6000% of net assets up to $500 million
0.5500% of net assets from $500 million to $1 billion
0.5000% of net assets from $1 billion to $1.5 billion
0.4500% of net assets from $1.5 billion to $2 billion
0.4250% of net assets from $2 billion to $2.5 billion
0.4000% of net assets from $2.5 billion to $5 billion
0.3750% of net assets over $5 billion

Optimum International Fund	0.7500% of net assets up to $500 million
0.7150% of net assets from $500 million to $1 billion
0.7000% of net assets from $1 billion to $1.5 billion
0.6750% of net assets from $1.5 billion to $2 billion
0.6500% of net assets from $2 billion to $2.5 billion
0.6000% of net assets over $2.5 billion

Optimum Large Cap Growth Fund	0.7500% of net assets up to $500 million
0.7000% of net assets from $500 million to $1 billion
0.6500% of net assets from $1 billion to $1.5 billion
0.6250% of net assets from $1.5 billion to $2 billion
0.6000% of net assets from $2 billion to $2.5 billion
0.5750% of net assets from $2.5 billion to $5 billion
0.5500% of net assets over $5 billion

Optimum Large Cap Value Fund	0.7000% of net assets up to $500 million
0.6500% of net assets from $500 million to $1 billion
0.6000% of net assets from $1 billion to $1.5 billion
0.5750% of net assets from $1.5 billion to $2 billion
0.5500% of net assets from $2 billion to $2.5 billion
0.5250% of net assets from 2.5 billion to $5 billion
0.5000% of net assets over $5 billion

(continues)

Notes to financial statements

Optimum Fund Trust

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Fund	Management Fee (annual rate as a percentage of average daily net assets)
Optimum Small-Mid Cap Growth Fund	1.1000% of net assets up to $250 million
1.0000% of net assets from $250 million to $500 million
0.9000% of net assets from $500 million to $750 million
0.8000% of net assets from $750 million to $1 billion
0.7500% of net assets from $1 billion to $1.5 billion
0.7000% of net assets over $1.5 billion

Optimum Small-Mid Cap Value Fund	1.0000% of net assets up to $250 million
0.9000% of net assets from $250 million to $500 million
0.8000% of net assets from $500 million to $750 million
0.7500% of net assets from $750 million to $1 billion
0.7000% of net assets from $1 billion to $1.5 billion
0.6500% of net assets over $1.5 billion

DMC has entered into sub-advisory agreements for the Trust as follows: Optimum Fixed Income Fund – Pacific Investment Management Company, LLC (PIMCO), Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited; Optimum International Fund – Acadian Asset Management LLC (Acadian), and Baillie Gifford Overseas Limited (Baillie Gifford); Optimum Large Cap Growth Fund – Los Angeles Capital Management LLC (Los Angeles Capital) and American Century Investment Management, Inc. (American Century); Optimum Large Cap Value Fund – Massachusetts Financial Services Company (MFS) and Great Lakes Advisors (Great Lakes); Optimum Small-Mid Cap Growth Fund – Principal Dynamic Investors (Principal; formerly known as, Columbus Circle Investors) and Peregrine Capital Management, LLC (PCM); Optimum Small-Mid Cap Value Fund – LSV Asset Management (LSV) and Cardinal Capital Management LLC (Cardinal). As noted earlier in this report, T. Rowe Price Associates, Inc. and ClearBridge Investments LLC were each a sub-advisor for Optimum Large Cap Growth Fund, and Rothschild & Co was a sub-advisor to Optimum Large Cap Value Fund.

For the year ended March 31, 2023, DMC paid the following sub-advisory fees:

Sub-advisory fees
Optimum Fixed Income Fund	$2,945,398
Optimum International Fund	2,780,807
Optimum Large Cap Growth Fund	4,360,110
Optimum Large Cap Value Fund	5,685,231
Optimum Small-Mid Cap Growth Fund	2,800,876
Optimum Small-Mid Cap Value Fund	3,002,794

DMC has contractually agreed to waive all or a portion, of its management fee and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual fund operating expenses from exceeding the following percentage of each Fund’s average daily net assets. These expense waivers and reimbursements may be terminated only by agreement of DMC and each Fund. These waivers and reimbursements are accrued daily and received monthly.

Fund	Operating expense limitation as a percentage of average daily net assets (per annum) for the period July 29, 2021 – July 28, 2022	Operating expense limitation as a percentage of average daily net assets (per annum) for the period July 29, 2022 – July 29, 2023
Optimum Fixed Income Fund	0.83%	0.83%
Optimum International Fund	1.09%	1.04%
Optimum Large Cap Growth Fund	0.96%	0.89%
Optimum Large Cap Value Fund	0.92%	0.92%
Optimum Small-Mid Cap Growth Fund	1.29%	1.29%
Optimum Small-Mid Cap Value Fund	1.20%	1.18%

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Trust. These services include overseeing the Funds’ pricing process, the calculation and payment of Fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DIFSC also manages the process for the payment of dividends and distribution and dissemination of Funds’ NAV and performance data. For these services the Funds pay DIFSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Trust at the following annual rates: 0.0075% of the first $3.5 billion; 0.0070% of the next $2 billion; 0.0060% of the next $2 billion; and 0.0050% of aggregate average daily net assets in excess of $7.5 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Trust on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting fees.” For the year ended March 31, 2023, each Fund paid for these services as follows:

Fund	Fees
Optimum Fixed Income Fund	$259,750
Optimum International Fund	80,849
Optimum Large Cap Growth Fund	122,028
Optimum Large Cap Value Fund	143,290
Optimum Small-Mid Cap Growth Fund	46,978
Optimum Small-Mid Cap Value Fund	53,378

DIFSC provides the Trust with administrative services including: preparation, filing and maintaining governing documents; preparation of materials and reports for the Board; and preparation and filing of registration statements and other regulatory filings. For these administrative services, the Trust pays DIFSC the following fee as a percentage of the Trust’s average daily net assets (plus out-of-pocket expenses): 0.0525% of assets up to $7.5 billion; 0.0475% of assets from $7.5 billion to $10 billion; 0.0425% of assets from $10 billion to $12 billion; 0.0375% of assets from $12 billion to $14 billion and 0.0325% of assets over $14 billion.

DIFSC is also the shareholder servicing, dividend disbursing, and transfer agent for each Fund. For these services, the Trust pays DIFSC a fee at an annual rate of 0.18% of the Trust’s total average daily net assets, subject to a minimum fee of $2,000 per class per fund each month, plus out-of-pocket expenses. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Funds. Sub-transfer agency fees are paid by the Funds and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to each Fund. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended March 31, 2023, each Fund paid for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Fund	Fees
Optimum Fixed Income Fund	$1,162
Optimum International Fund	322

(continues)

Notes to financial statements

Optimum Fund Trust

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Fund	Fees
Optimum Large Cap Growth Fund	$499
Optimum Large Cap Value Fund	604
Optimum Small-Mid Cap Growth Fund	181
Optimum Small-Mid Cap Value Fund	209

Delaware Distributors, L.P. (DDLP), an affiliate of DMC, serves as the national distributor of each Fund’s shares pursuant to a Distribution Agreement. Pursuant to the Distribution Agreement and Rule 12b-1 plan, each Fund pays DDLP annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The fees are calculated daily and paid monthly. Institutional Class shares do not pay a 12b-1 fees.

For the year ended March 31, 2023, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Fund	Class A
Optimum Fixed Income Fund	$5,275
Optimum International Fund	1,059
Optimum Large Cap Growth Fund	5,097
Optimum Large Cap Value Fund	2,736
Optimum Small-Mid Cap Growth Fund	757
Optimum Small-Mid Cap Value Fund	392

For the year ended March 31, 2023, DDLP received gross CDSC commissions on redemptions of each Fund’s Class C shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

Fund	Class C
Optimum Fixed Income Fund	$6,065
Optimum International Fund	1,656
Optimum Large Cap Growth Fund	4,751
Optimum Large Cap Value Fund	3,057
Optimum Small-Mid Cap Growth Fund	754
Optimum Small-Mid Cap Value Fund	373

DMC, DIFSC, and DDLP are indirect, wholly owned subsidiaries of Macquarie Management Holdings, Inc. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

In addition to the management fees and other expenses of a Fund, a Fund indirectly bears the investment management fees and other expenses of any Underlying Funds, including exchange-traded funds (ETFs) in which it invests. The amount of these fees and expenses incurred indirectly by a Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

3. Investments

For the year ended March 31, 2023, each Fund made purchases and sales of investment securities other than short-term investments as follows:

Fund	Purchases other than US government securities	Purchases of US government securities	Sales other than US government securities	Sales of US government securities
Optimum Fixed Income Fund	$336,947,062	$5,773,908,754	$647,931,993	$5,514,523,886
Optimum International Fund	372,179,082	—	559,100,099	—
Optimum Large Cap Growth Fund	1,573,275,421	—	1,463,452,847	—
Optimum Large Cap Value Fund	519,014,561	—	432,987,834	—
Optimum Small-Mid Cap Growth Fund	643,948,641	—	798,204,422	—
Optimum Small-Mid Cap Value Fund	114,863,756	—	186,928,059	—

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At March 31, 2023, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for each Fund were as follows:

Fund	Cost of investments and derivatives	Aggregate unrealized appreciation of investments and derivatives	Aggregate unrealized depreciation of investments and derivatives	Net unrealized appreciation (depreciation) of investments and derivatives
Optimum Fixed Income Fund	$3,351,094,328	$24,225,523	$(262,627,891)	$(238,402,368)
Optimum International Fund	649,845,503	16,302,018	(62,656,652)	(46,354,634)
Optimum Large Cap Growth Fund	1,464,709,177	345,472,481	(41,381,908)	304,090,573
Optimum Large Cap Value Fund	1,562,956,957	518,028,899	(45,970,731)	472,058,168
Optimum Small-Mid Cap Growth Fund	485,989,867	61,064,947	(43,845,214)	17,219,733
Optimum Small-Mid Cap Value Fund	592,299,862	97,024,882	(79,148,527)	17,876,355

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

(continues)

Notes to financial statements

Optimum Fund Trust

3. Investments (continued)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of March 31, 2023:

	Optimum Fixed Income Fund
	Level 1	Level 2	Level 3		Total
Securities
Assets:
Agency Asset-Backed Security	$—	$465,880	$—		$465,880
Agency Collateralized Mortgage Obligations	—	61,404,976	—		61,404,976
Agency Commercial Mortgage-Backed Securities	—	1,461,485	—		1,461,485
Agency Mortgage-Backed Securities	—	709,744,479	—		709,744,479
Collateralized Debt Obligations	—	155,308,461	—		155,308,461
Common Stock	—	—	557,265		557,265
Convertible Bonds	—	3,952,733	—		3,952,733
Corporate Bonds	—	766,973,921	—	[1,2]	766,973,921
Loan Agreements	—	53,710,619	—		53,710,619
Municipal Bonds	—	21,043,200	—		21,043,200
Non-Agency Asset-Backed Securities	—	50,233,501	—		50,233,501
Non-Agency Collateralized Mortgage Obligations	—	36,880,381	—		36,880,381
Non-Agency Commercial Mortgage-Backed Securities	—	114,331,495	—		114,331,495
Sovereign Bonds	—	116,336,616	—		116,336,616
Supranational Banks	—	161,601	—		161,601
US Treasury Obligations	—	370,338,296	—		370,338,296
Options Purchased	—	5,287,140	—		5,287,140
Short-Term Investments	26,947,100	629,700,000	—		656,647,100
Total Value of Securities Before Options Written	$26,947,100	$3,097,334,784	$557,265		$3,124,839,149
Liabilities:
Options Written	$(17,516)	$(7,574,914)	$—		$(7,592,430)
Reverse Repurchase Agreements	—	(173,573)	—		(173,573)

	Optimum Fixed Income Fund
	Level 1	Level 2	Level 3	Total
Derivatives[3]
Assets:
Centrally Cleared Credit Default Swaps	$—	$399,777	$—	$399,777
Centrally Cleared Interest Rate Swaps	—	1,382,181	—	1,382,181
Foreign Currency Exchange Contracts	—	4,534,072	—	4,534,072
Futures Contracts	10,978,962	—	—	10,978,962
OTC Credit Default Swaps	—	770,464	—	770,464
Liabilities:
Centrally Cleared Credit Default Swaps	$—	$(33,423)	$—	$(33,423)
Centrally Cleared Interest Rate Swaps	—	(14,686,229)	—	(14,686,229)
Foreign Currency Exchange
Contracts	—	(2,731,255)	—	(2,731,255)
Futures Contracts	(4,875,080)	—	—	(4,875,080)
OTC Credit Default Swaps	—	(120,655)	—	(120,655)

1The value represents valuations of Russian Common Stocks for which Management has determined include significant unobservable inputs as of March 31, 2023.

2The security that has been valued at zero on the “Schedule of investments” is considered to be Level 3 investment in this table.

3Foreign currency exchange contracts, futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

	Optimum International Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stocks
Australia	$85,345	$34,409,487	$—	$34,494,832
Austria	—	2,536,380	—	2,536,380
Belgium	—	1,099,254	—	1,099,254
Brazil	20,703,247	—	—	20,703,247
Canada	24,281,974	—	—	24,281,974
China/Hong Kong	9,436,066	64,570,050	—	74,006,116
Denmark	—	29,215,176	—	29,215,176
Egypt	—	6,360	—	6,360
Finland	—	4,717,842	—	4,717,842
France	81,710	40,418,944	—	40,500,654
Germany	2,389,102	35,750,702	—	38,139,804
Greece	—	440,639	—	440,639
Hong Kong	—	32,698	—	32,698
Hungary	—	2,254,857	—	2,254,857
India	—	16,562,101	307,522	16,869,623

(continues)

Notes to financial statements

Optimum Fund Trust

3. Investments (continued)

	Optimum International Fund
	Level 1	Level 2	Level 3	Total
Indonesia	$119,912	$6,382,499	$—	$6,502,411
Iraq	16,966	—	—	16,966
Ireland	8,639,416	13,925,075	—	22,564,491
Israel	8,278,340	1,922,930	—	10,201,270
Italy	—	6,746,670	—	6,746,670
Japan	—	67,752,422	—	67,752,422
Malaysia	32,385	409,155	—	441,540
Mexico	915,546	—	—	915,546
Netherlands	3,734,713	28,090,507	—	31,825,220
New Zealand	—	22,028	—	22,028
Norway	890	6,743,385	—	6,744,275
Panama	3,416,211	—	—	3,416,211
Philippines	98,532	67,301	—	165,833
Poland	—	1,176,407	—	1,176,407
Portugal	—	15,781	—	15,781
Republic of Korea	2,822,160	12,715,669	—	15,537,829
Russia	—	—	—	—
Singapore	2,899,104	1,625,487	—	4,524,591
South Africa	4,624,320	3,699,014	—	8,323,334
Spain	—	11,328,055	—	11,328,055
Sweden	1,104	14,888,323	—	14,889,427
Switzerland	—	23,241,798	—	23,241,798
Taiwan	3,699,735	25,708,643	—	29,408,378
Thailand	50,289	7,345,338	—	7,395,627
Turkey	33,526	403,850	—	437,376
Ukraine	—	1,032,331	—	1,032,331
United Arab Emirates	—	4,037,165	—	4,037,165
United Kingdom	5,264,431	10,424,743	—	15,689,174
United States	9,683,363	1,538,645	—	11,222,008
Exchange-Traded Funds	2,296,954	—	—	2,296,954
Preferred Stocks	2,764,245	—	—	2,764,245
Short-Term Investments	3,556,050	—	—	3,556,050
Total Value of Securities	$119,925,636	$483,257,711	$307,522	$603,490,869

	Optimum Large Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stocks
Communication Services	$123,358,643	$—	$—	$123,358,643
Consumer Discretionary	276,321,451	—	715	276,322,166
Consumer Staples	89,086,747	—	—	89,086,747
Energy	18,740,540	—	—	18,740,540
Financials	166,570,947	4,510,997	—	171,081,944
Healthcare	212,463,107	6,556,502	—	219,019,609

	Optimum Large Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Industrials	$124,072,200	$2,228,084	$—	$126,300,284
Information Technology	712,311,099	11,461,028	—	723,772,127
Materials	12,176,937	—	—	12,176,937
Real Estate	3,942,157	—	—	3,942,157
Exchange-Traded Fund	2,812,727	—	—	2,812,727
Rights	16,013	—	—	16,013
Short-Term Investments	2,170,143	—	—	2,170,143
Total Value of Securities	$1,744,042,711	$24,756,611	$715	$1,768,800,037

Derivatives[1]
Assets:
Foreign Currency Exchange Contracts	$—	$24,411	$—	$24,411
Liabilities:
Foreign Currency Exchange Contracts	$—	$(24,689)	$—	$(24,689)

1Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

	Optimum Large Cap Value Fund
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks
Communication Services	$134,012,326	$—	$134,012,326
Consumer Discretionary	67,534,471	—	67,534,471
Consumer Staples	91,497,331	36,939,644	128,436,975
Energy	139,030,598	—	139,030,598
Financials	445,908,309	—	445,908,309
Healthcare	364,617,080	3,328,616	367,945,696
Industrials	306,005,177	—	306,005,177
Information Technology	167,637,272	—	167,637,272
Materials	77,330,594	—	77,330,594
Real Estate	53,517,817	—	53,517,817
Utilities	116,319,112	—	116,319,112
Short-Term Investments	31,336,778	—	31,336,778
Total Value of Securities	$1,994,746,865	$40,268,260	$2,035,015,125

	Optimum Small-Mid Cap Growth Fund
	Level 1	Level 3	Total
Securities
Assets:
Common Stocks
Communication Services	$877,733	$—	$877,733
Consumer Discretionary	82,051,675	—	82,051,675
Consumer Staples	34,034,978	—	34,034,978

(continues)

Notes to financial statements

Optimum Fund Trust

3. Investments (continued)

	Optimum Small-Mid Cap Growth Fund
	Level 1	Level 3		Total
Energy	$13,697,317	$—		$13,697,317
Financials	39,276,126	—		39,276,126
Healthcare	95,032,965	—		95,032,965
Industrials	96,330,257	—		96,330,257
Information Technology	111,019,633	—		111,019,633
Materials	9,743,220	—		9,743,220
Real Estate	4,635,149	—		4,635,149
Convertible Preferred Stock	—	58,021		58,021
Warrant	—	—	[1]	—
Short-Term Investments	16,452,526	—		16,452,526
Total Value of Securities	$503,151,579	$58,021		$503,209,600

1The security that has been valued at zero on the “Schedule of investments” is considered to be Level 3 investment in this table.

Optimum Small- Mid Cap Value Fund
Level 1
Securities
Assets:
Common Stocks	$593,967,201
Short-Term Investments	16,209,016
Total Value of Securities	$610,176,217

As a result of utilizing international fair value pricing at March 31, 2023, a portion of Optimum International Fund’s common stock investments were categorized as Level 2.

During the year ended March 31, 2023, there were no transfers into or out of Level 3 investments that had a significant impact to each Fund. Each Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to that Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to each Fund’s net assets at the beginning or end of the period. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to each Fund’s net assets at the end of the year. There were no Level 3 investments during the year ended March 31, 2023 for Optimum Large Cap Value Fund and Optimum Small-Mid Cap Value Fund.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2023 and 2022 were as follows:

	Ordinary income	Long-term capital gains	Total
Year ended March 31, 2023:
Optimum Fixed Income Fund	$79,973,020	$—	$79,973,020
Optimum International Fund	16,973,814	—	16,973,814
Optimum Large Cap Growth Fund	—	74,173,332	74,173,332
Optimum Large Cap Value Fund	27,167,122	96,862,258	124,029,380
Optimum Small-Mid Cap Growth Fund	386,594	38,319,895	38,706,489
Optimum Small-Mid Cap Value Fund	9,124,827	42,751,367	51,876,194

Year ended March 31, 2022:
Optimum Fixed Income Fund	54,841,616	9,248,156	64,089,772
Optimum International Fund	49,533,090	85,743,248	135,276,338
Optimum Large Cap Growth Fund	36,304,860	250,527,574	286,832,434
Optimum Large Cap Value Fund	32,078,023	114,922,388	147,000,411
Optimum Small-Mid Cap Growth Fund	87,598,954	117,977,502	205,576,456
Optimum Small-Mid Cap Value Fund	33,731,252	14,666,162	48,397,414

5. Components of Net Assets on a Tax Basis

As of March 31, 2023, the components of net assets on a tax basis were as follows:

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund
Shares of beneficial interest	$2,850,382,816	$782,884,737	$1,361,197,997
Undistributed ordinary income	12,166,170	2,991,154	—
Undistributed long-term capital gains	—	—	114,750,219
Qualified late year loss deferrals	—	—	(643,351)
Capital loss carryforwards	(188,490,334)	(132,068,094)	—
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	(237,766,482)	(46,387,926)	304,092,081
Net assets	$2,436,292,170	$607,419,871	$1,779,396,946

	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Shares of beneficial interest	$1,509,205,793	$568,371,279	$590,563,229
Undistributed ordinary income	7,064,870	—	3,065,372
Undistributed long-term capital gains	47,266,407	—	41,413
Qualified late year loss deferrals	—	(967,424)	—
Capital loss carryforwards	—	(83,095,534)	—
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	472,071,157	17,219,733	17,876,355
Net assets	$2,035,608,227	$501,528,054	$611,546,369

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market of foreign currency exchange contracts, mark-to-market of futures contracts, tax treatment of

(continues)

Notes to financial statements

Optimum Fund Trust

5. Components of Net Assets on a Tax Basis (continued)

passive foreign investment companies (PFICs) and securities no longer considered PFICs, tax treatment of swap contracts, paydown gains (losses) of asset- and mortgage-backed securities, and amortization of premium on convertible securities.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from January 1, 2023 through March 31, 2023 and November 1, 2022 through March 31, 2023, respectively, that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of net operating losses, and earnings and profits distributed to shareholders on the redemption of shares. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2023, the Funds recorded the following reclassifications:

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Paid-in capital	$—	$—	$(3,420,965)	$—	$(4,286,509)	$—
Total distributable earnings (loss)	—	—	3,420,965	—	4,286,509	—

At March 31, 2023, capital loss carryforwards available to offset future realized capital gains are as follows:

	Loss carryforward character
	Short-term	Long-term	Total
Optimum Fixed Income Fund	$101,768,173	$86,722,161	$188,490,334
Optimum International Fund	43,146,168	88,921,926	132,068,094
Optimum Small-Mid Cap Growth Fund	83,095,534	—	83,095,534

6. Capital Shares

Transactions in capital shares were as follows:

	Optimum Fixed Income Fund		Optimum International Fund		Optimum Large Cap Growth Fund
	Year ended		Year ended		Year ended
	3/31/23	3/31/22	3/31/23	3/31/22	3/31/23	3/31/22
Shares sold:
Class A	5,575,023	215,701	981,842	19,379	2,177,443	61,385
Class C	133,616	483,347	27,688	36,576	53,555	47,758
Institutional Class	44,516,021	55,439,041	9,854,933	12,374,567	21,384,076	12,849,994

Shares issued upon reinvestment of dividends and distributions:
Class A	241,129	46,354	40,662	68,985	166,086	174,848
Class C	150	93,541	—	199,366	41,817	827,280
Institutional Class	9,574,267	6,532,988	1,584,232	9,640,249	4,262,496	10,375,821
	60,040,206	62,810,972	12,489,357	22,339,122	28,085,473	24,337,086

Shares redeemed:
Class A	(1,044,561)	(402,965)	(191,842)	(82,626)	(462,574)	(276,791)
Class C	(7,491,022)	(1,472,911)	(1,340,777)	(270,224)	(3,945,725)	(954,129)
Institutional Class	(69,824,431)	(38,892,090)	(31,334,138)	(7,444,551)	(16,062,177)	(11,697,929)
	(78,360,014)	(40,767,966)	(32,866,757)	(7,797,401)	(20,470,476)	(12,928,849)
Net increase (decrease)	(18,319,808)	22,043,006	(20,377,400)	14,541,721	7,614,997	11,408,237

	Optimum Large Cap Value Fund		Optimum Small-Mid Cap Growth Fund		Optimum Small-Mid Cap Value Fund
	Year ended		Year ended		Year ended
	3/31/23	3/31/22	3/31/23	3/31/22	3/31/23	3/31/22
Shares sold:
Class A	1,978,519	61,311	561,011	16,863	391,455	14,428
Class C	19,204	45,465	20,686	17,759	5,848	10,069
Institutional Class	25,200,397	14,725,442	8,315,253	7,825,151	7,016,626	8,217,523

Shares issued upon reinvestment of dividends and distributions:
Class A	177,347	82,094	84,410	92,334	53,244	14,769
Class C	17,470	213,249	32,568	527,940	8,670	52,519
Institutional Class	6,362,453	6,813,217	3,332,942	11,960,991	3,835,685	2,947,769
	33,755,390	21,940,778	12,346,870	20,441,038	11,311,528	11,257,077

Shares redeemed:
Class A	(494,412)	(216,722)	(118,079)	(72,707)	(93,737)	(58,053)
Class C	(2,855,373)	(682,864)	(1,190,965)	(282,130)	(658,703)	(212,324)
Institutional Class	(20,323,462)	(13,083,114)	(19,808,939)	(5,546,157)	(12,818,566)	(6,386,303)
	(23,673,247)	(13,982,700)	(21,117,983)	(5,900,994)	(13,571,006)	(6,656,680)
Net increase (decrease)	10,082,143	7,958,078	(8,771,113)	14,540,044	(2,259,478)	4,600,397

(continues)

Notes to financial statements

Optimum Fund Trust

6. Capital Shares (continued)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the previous page and the “Statements of changes in net assets.” For the years ended March 31, 2023 and 2022, each Fund had the following exchange transactions:

	Exchange Redemptions		Exchange Subscriptions
	Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value

Optimum Fixed Income Fund
Year ended
3/31/22	—	2,980	1,440	1,539	$28,533

Optimum International Fund
Year ended
3/31/22	—	769	746	—	12,194

Optimum Large Cap Growth Fund
Year ended
3/31/22	1,765	3,658	2,163	2,189	115,652

Optimum Large Cap Value Fund
Year ended
3/31/23	—	2,445	—	2,410	46,095
3/31/22	—	1,907	1,492	383	39,838

Optimum Small-Mid Cap Growth Fund
Year ended
3/31/22	686	666	494	580	17,780

Optimum Small-Mid Cap Value Fund
Year ended
3/31/22	—	371	316	—	4,966

Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap value Fund did not have exchange transactions for the year ended March 31, 2023.

7. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — Each Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty. During the year ended March 31, 2023, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund did not use foreign currency exchange contracts.

During the year ended March 31, 2023, Optimum Fixed Income Fund and Optimum Large Cap Growth Fund each used foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to increase/decrease exposure to foreign currencies.

During the year ended March 31, 2023, Optimum International Fund, Optimum Large Cap Growth Fund, and Optimum Large Cap Value Fund each used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. Optimum Fixed Income Fund may use futures in the normal course of pursuing its investment objective. Optimum Fixed Income Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. The Fund posted securities collateral valued at $3,046,939 and $6,900,000 cash collateral as margin for open futures contracts. Securities collateral are presented on the “Schedules of investments.” During the year ended March 31, 2023, Optimum Fixed Income Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions, as a cash management tool, and to facilitate investments in portfolio securities.

Options Contracts — Optimum Fixed Income Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage each Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting each Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

During the year ended March 31, 2023, Optimum Fixed Income Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions, to manage the Fund’s exposure to changes in foreign currencies, to adjust the

(continues)

Notes to financial statements

Optimum Fund Trust

7. Derivatives (continued)

Fund’s overall exposure to certain markets, and to receive premiums for writing options.

Swap Contracts — Optimum Fixed Income Fund may enter into currency swap contracts, index swap contracts, inflation swaps, interest rate swap contracts, and CDS contracts in the normal course of pursuing its investment objective. The Fund may invest in interest rate swaps to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may use currency swaps to protect against currency fluctuations. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets. Swap agreements are bilaterally negotiated agreements between a Fund and counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (OTC swaps). If the OTC swap entered is one of the swaps identified by a relevant regulator as a swap that is required to be cleared, then it will be cleared through a third party, known as a central counterparty or derivatives clearing organization (centrally cleared swaps).

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by Optimum Fixed Income Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended March 31, 2023, Optimum Fixed Income Fund used interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended March 31, 2023, Optimum Fixed Income Fund entered into CDS contracts as a purchaser and seller of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty.

As disclosed in the footnotes to the “Schedules of investments,” at March 31, 2023, the notional value of the protection sold was EUR 9,600,000 and USD 40,500,000, which reflects the maximum potential amount Optimum Fixed Income Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At March 31, 2023, there were no recourse provisions with third parties to recover any amounts paid under the credit derivative agreement (including any purchased credit protection) nor was any collateral held by the Fund and other third parties which the Fund can obtain in the occurrence of a credit event. At March 31, 2023, net unrealized appreciation of the protection sold was $1,069,095.

CDS contracts may involve greater risks than if Optimum Fixed Income Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, or (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended March 31, 2023, Optimum Fixed Income Fund used CDS contracts to hedge against credit events and to gain exposure to certain securities or markets.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by Optimum Fixed Income Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, Optimum Fixed Income Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event Optimum Fixed Income Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedules of investments.”

At March 31, 2023, for bilateral derivative contracts, Optimum Fixed Income Fund posted $4,453,743 cash collateral for certain centrally cleared derivatives, which is included in “Cash collateral due from brokers” on the “Statements of assets and liabilities.” The Fund also posted $8,326,183 in securities collateral comprised of US treasury obligations for certain open centrally cleared derivative contracts. At March 31, 2023, for bilateral derivative contracts, the Fund received $1,760,000 in cash collateral, which is included in “Cash collateral due to brokers” on the “Statements of assets and liabilities.” The Fund also posted $3,729,570 in securities collateral comprised of US treasury obligations for certain open bilateral derivative contracts. Cash collateral is included on the “Statements of assets and liabilities” and securities collateral is presented on the “Schedules of investments.”

Fair values of derivative instruments as of March 31, 2023 were as follows:

	Optimum Fixed Income Fund Asset Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Credit Contracts	Total
Unrealized appreciation on foreign currency exchange contracts	$4,534,072	$—	$—	$4,534,072
Variation margin due from brokers on futures contracts*	—	10,978,962	—	10,978,962
Variation margin due from brokers on centrally cleared credit default swap contracts*	—	—	399,777	399,777
Variation margin due from brokers on centrally cleared interest rate swap contracts*	—	1,382,181	—	1,382,181
Unrealized appreciation on over the counter credit default swap contracts	—	—	770,464	770,464
Options purchased, at value**	—	—	5,287,140	5,287,140
Total	$4,534,072	$12,361,143	$6,457,381	$23,352,596

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Notes to financial statements

Optimum Fund Trust

7. Derivatives (continued)

	Optimum Fixed Income Fund Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Credit Contracts	Total
Unrealized depreciation on foreign currency exchange contracts	$(2,731,255)	$—	$—	$(2,731,255)
Variation margin due to brokers on futures contracts*	—	(4,875,080)	—	(4,875,080)
Variation margin due to brokers on centrally cleared credit default swap contracts*	—	—	(33,423)	(33,423)
Variation margin due to brokers on centrally cleared interest rate swap contracts*	—	(14,686,229)	—	(14,686,229)
Unrealized depreciation on over the counter credit default swap contracts	—	—	(120,655)	(120,655)
Options written, at value	(7,583)	(17,516)	(7,567,331)	(7,592,430)
Total	$(2,738,838)	$(19,578,825)	$(7,721,409)	$(30,039,072)

*Includes cumulative appreciation (depreciation) of futures contracts, centrally cleared CDS contracts, and centrally cleared swap contracts from the date the contracts were opened through March 31, 2023. Only current day variation margin is reported on Optimum Fixed Income Fund’s “Statements of assets and liabilities.”

**Included with “Investments, at value.”

The effect of derivative instruments on Optimum Fixed Income Fund’s “Statements of operations” for the year ended March 31, 2023 was as follows:

	Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written	Swap Contracts	Total
Currency contracts	$8,392,120	$—	$(849,453)	$681,324	$(3,438,436)	$4,785,555
Interest rate contracts	—	(32,628,772)	(376,487)	1,277,060	(3,416,506)	(35,144,705)
Equity contracts	—	—	—	—	109,661	109,661
Credit contracts	—	(626,281)	—	326,813	(990,042)	(1,289,510)
Total	$8,392,120	$(33,255,053)	$(1,225,940)	$2,285,197	$(7,735,323)	$(31,538,999)

	Net Change in Unrealized Appreciation (Depreciation) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written	Swap Contracts	Total
Currency contracts	$(1,063,916)	$(1,161,881)	$466,343	$(122,509)	$—	$(1,881,963)
Interest rate contracts	—	18,102,541	2,090,221	(313,771)	(6,267,039)	13,611,952
Credit contracts	—	—	—	—	774,370	774,370
Total	$(1,063,916)	$16,940,660	$2,556,564	$(436,280)	$(5,492,669)	$12,504,359

During the year ended March 31, 2023, Optimum International Fund, Optimum Large Cap Growth Fund, and Optimum Large Cap Value Fund experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed on the “Statements of assets and liabilities” and/or “Statements of operations.”

The table below summarizes the average balance of derivative holdings by each Fund during the year ended March 31, 2023:

	Long Derivative Volume
	Optimum Fixed Income Fund		Optimum International Fund		Optimum Large Cap Growth Fund
Foreign currency exchange contracts (average notional value)	USD	49,751,582	USD	487,200	USD	153,438
Futures contracts (average notional value)		464,489,424		—		—
Options contracts (average notional value)*		4,431,446		—		—
CDS contracts (average notional value)**	EUR	2,857,371	EUR	—	EUR	—
CDS contracts (average notional value)**	USD	5,150,936	USD	—	USD	—
Interest rate swap contracts (average notional value)	BRL	268,418,884	BRL	—	BRL	—
Interest rate swap contracts (average notional value)	CAD	29,247,012	CAD	—	CAD	—
Interest rate swap contracts (average notional value)	EUR	20,131,315	EUR	—	EUR	—
Interest rate swap contracts (average notional value)	GBP	33,647,809	GBP	—	GBP	—
Interest rate swap contracts (average notional value)	MXN	403,518,155	MXN	—	MXN	—
Interest rate swap contracts (average notional value)	USD	186,391,952	USD	—	USD	—

	Short Derivative Volume
	Optimum Fixed Income Fund		Optimum International Fund		Optimum Large Cap Growth Fund
Foreign currency exchange contracts (average notional value)	USD	243,125,581	USD	895,623	USD	5,412,655
Futures contracts (average notional value)		138,024,145		—		—
Options contracts (average notional value)*		10,546,451		—		—
CDS contracts (average notional value)**	EUR	18,855,378	EUR	—	EUR	—
CDS contracts (average notional value)**	USD	50,229,173	USD	—	USD	—

*Long represents purchased options and short represents written options.

**Long represents buying protection and short represents selling protection.

8. Offsetting

Certain Funds entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help certain Funds mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between certain Funds and a counterparty that governs certain over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, certain Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, certain Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statements of assets and liabilities.”

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Notes to financial statements

Optimum Fund Trust

8. Offsetting (continued)

At March 31, 2023, certain Funds had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Optimum Fixed Income Fund

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of America Merrill Lynch	$6,061,358	$(4,695,073)	$1,366,285
BNP Paribas	202,533	(56,546)	145,987
Citigroup	107,486	(89,680)	17,806
Deutsche Bank	1,369,336	(290,010)	1,079,326
Goldman Sachs	70,657	(105,854)	(35,197)
JPMorgan Chase Bank	54,473	(1,955,119)	(1,900,646)
Morgan Stanley Capital	912,687	(1,422,511)	(509,824)
TD Bank	27,858	—	27,858
Total	$8,806,388	$(8,614,793)	$191,595

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received(a)	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
Bank of America Merrill Lynch	$1,366,285	$—	$(1,240,000)	$—	$—	$126,285
BNP Paribas	145,987	—	—	—	—	145,987
Citigroup	17,806	—	—	—	—	17,806
Deutsche Bank	1,079,326	—	—	—	—	1,079,326
Goldman Sachs	(35,197)	—	—	35,197	—	—
JPMorgan Chase Bank	(1,900,646)	—	—	1,900,646	—	—
Morgan Stanley Capital	(509,824)	—	—	509,074	—	(750)
TD Bank	27,858	—	—	—	—	27,858
Total	$191,595	$—	$(1,240,000)	$2,444,917	$—	$1,396,512

Optimum Large Cap Growth Fund

Counterparty				Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
JPMorgan Chase Bank				$—	$(24,689)	$(24,689)
UBS				24,411	—	24,411
Total				$24,411	$(24,689)	$(278)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received(a)	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
JPMorgan Chase Bank	$(24,689)	$—	$—	$—	$—	$(24,689)
UBS	24,411	—	—	—	—	24,411
Total	$(278)	$—	$—	$—	$—	$(278)

Master Repurchase Agreements

Repurchase agreements are entered into by each Fund under master repurchase agreements (each, an MRA). The MRA permits each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, each Fund would recognize a liability with respect to such excess collateral. The liability reflects each Fund's obligation under bankruptcy law to return the excess to the counterparty. As of March 31, 2023, the following table is a summary of each Fund's repurchase agreements by counterparty which are subject to offset under an MRA:

	Optimum Fixed Income Fund
Counterparty	Master Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received(a)	Net Collateral Received	Net Exposure(b)
Nomura Securities International	$629,700,000	$(629,700,000)	$—	$629,700,000	$—

Reverse Repurchase Agreements

Borrowed bond agreements, repurchase, reverse repurchase transactions, and treasury roll transactions are entered into by Optimum Fixed Income Fund under MRA which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, borrowed bond agreements and treasury roll transactions, typically the Fund and the counterparties are permitted to sell, repledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of March 31, 2023, the following table is a summary of Optimum Fixed Income Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received(a)	Net Collateral Received	Net Exposure(b)
JPMorgan Chase Bank	$(173,573)	$173,573	$—	$173,573	$—

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

(a) The value of the related collateral exceeded the value of the derivatives, repurchase agreements, and securities lending transactions as of March 31, 2023, as applicable.

(b) Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

9. Securities Lending

Each Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or

(continues)

Notes to financial statements

Optimum Fund Trust

9. Securities Lending (continued)

less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. Each Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Fund or, at the discretion of the lending agent, replace the loaned securities. Each Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. Each Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Fund, the security lending agent, and the borrower. Each Fund records security lending income net of allocations to the security lending agent and the borrower.

Each Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of each Fund’s cash collateral account may be less than the amount each Fund would be required to return to the borrowers of the securities and each Fund would be required to make up for this shortfall.

During the year ended March 31, 2023, each Fund had no securities on loan.

10. Credit and Market Risk

The global outbreak of COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the outbreak, its full economic impact and ongoing effects at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on a Fund’s performance.

Beginning in late February 2022, global financial markets have experienced and may continue to experience significant volatility related to military action by Russia in Ukraine. As a result of this military action, the US and many other countries have imposed sanctions on Russia and certain Russian individuals, banks and corporations. The ongoing hostilities and resulting sanctions are expected to have a severe adverse effect on the region’s economies and more globally, including significant negative impact on markets for certain securities and commodities, such as oil and natural gas. Any cessation of trading on the Russian securities markets will impact the value and liquidity of certain portfolio holdings. The extent and duration of military action, sanctions, and resulting market disruptions are impossible to predict, but could be substantial and prolonged and impact your Funds’ performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Funds invest will cause the NAV of the Funds to fluctuate.

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, IBORs) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

Optimum Fixed Income Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC, lower than Baa3 by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Optimum Fixed Income Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund. There were no unfunded loan commitments at the year ended March 31, 2023.

Optimum Fixed Income Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Optimum Fixed Income Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be

(continues)

Notes to financial statements

Optimum Fund Trust

10. Credit and Market Risk (continued)

adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund invest a significant portion of their assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- and mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund may invest in REITs and are subject to the risks associated with that industry. If a Fund holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended March 31, 2023. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs they hold use floating rate debt to finance their ongoing operations. The Funds also invest in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Funds will limit their investments in Real Estate Limited Partnerships to 5% of their total assets at the time of purchase.

Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, and Optimum Small-Mid Cap Growth Fund invested in growth stocks (such as those in the technology sector), which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short-term.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended (1933 Act), and other securities which may not be readily marketable. The Funds may also invest in securities exempt from registration under Section 4(a)(2) of the 1933 Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Trust’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A, 4(a)(2), and restricted securities have been identified on the “Schedules of investments.”

11. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund's maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund's existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. On December 21, 2022, FASB issued ASU 2022-06 to defer the sunset date of Accounting Standards Codification Topic 848 until December 31, 2024. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management is currently evaluating ASU 2020-04 and ASU 2022-06, but does not believe there will be a material impact.

13. New Regulatory Pronouncement

In October 2022, the Securities and Exchange Commission (SEC) adopted a rule and form amendments relating to tailored shareholder reports for mutual funds and ETFs; and fee information in investment company advertisements. The rule and form amendments will require mutual funds and ETFs to transmit streamlined shareholder reports that highlight key information to investors. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective in January 2023 and there is an 18-month transition period after the effective date of the amendment with a compliance date of July 2024.

14. Subsequent Events

Rothschild & Co Asset Management US (“Rothschild & Co”), the prior sub-advisor on Optimum Large Cap Value Fund, recently informed the Fund that Wintrust Financial Corporation (“Wintrust”) entered into an agreement to acquire Rothschild & Co (the “Transaction”). As part of the Transaction, Wintrust merged Rothschild & Co into Great Lakes Advisors, LLC (“Great Lakes”), an investment advisor wholly owned by Wintrust, as of the closing of the Transaction. The Transaction closed on April 3, 2023.

Management has determined that no other material events or transactions occurred subsequent to March 31, 2023, that would require recognition or disclosure in the Funds’ financial statements.

(continues)

Report of independent
registered public accounting firm

To the Board of Trustees of Optimum Fund Trust and Shareholders of Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund (constituting Optimum Fund Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2023, the related statements of operations for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the five years in the period ended March 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
June 9, 2023

We have served as the auditor of one or more investment companies in Optimum Fund Trust since 2010.

Other Fund information

(Unaudited)

Optimum Fund Trust

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended March 31, 2023, the Funds report distributions paid during the year as follows:

	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions* (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
Optimum Fixed Income Fund	—	100.00%	100.00%	—
Optimum International Fund	—	100.00%	100.00%	—
Optimum Large Cap Growth Fund	100.00%	—	100.00%	—
Optimum Large Cap Value Fund	78.10%	21.90%	100.00%	100.00%
Optimum Small-Mid Cap Growth Fund	99.00%	1.00%	100.00%	100.00%
Optimum Small-Mid Cap Value Fund	82.41%	17.59%	100.00%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended March 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Funds from ordinary income reported as qualified income are as reported in the following table. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
—	94.83%	—	100.00%	100.00%	100.00%

For the fiscal year ended March 31, 2023, certain distributions paid by the Funds, determined to be Qualified Interest Income or Qualified Short-Term Capital Gains may be subject to relief from US tax withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended March 31, 2023, the Funds have reported maximum distributions of Qualified Interest Income and Qualified Short-Term Capital Gains as follows:

	Qualified Interest Income	Qualified Short-Term Capital Gains
Optimum Fixed Income Fund	$51,760,477	$—
Optimum Large Cap Value Fund	—	278,203

Optimum International Fund intends to pass through foreign tax credits in the maximum amount of $1,893,487. The gross foreign source income earned during the fiscal year 2023 by the Fund was $28,313,296.

The percentage of the ordinary dividends reported by Optimum Fixed Income Fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 84.67%.

(continues)

Other Fund information

(Unaudited)

Optimum Fund Trust

Board Consideration of Sub-Advisory Agreement with Los Angeles Capital Management LLC at Meeting Held November 30, 2022

At a meeting held on November 30, 2022 (the “Meeting”), the Board of Trustees (the “Board” or “Trustees”), including a majority of the Trustees who are not “interested persons” of Optimum Fund Trust (the “Trust”) or of Delaware Management Company (the “Independent Trustees”) approved a new sub-advisory agreement (the “Sub-Advisory Agreement”) between Delaware Management Company (“DMC” or the “Manager”) and Los Angeles Capital Management LLC (“Los Angeles Capital”), under which Los Angeles Capital would serve as a sub-advisor to the Optimum Large Cap Growth Fund (the “Fund”), replacing ClearBridge Investments, LLC (“ClearBridge”). Los Angeles Capital began serving as a sub-advisor for the Fund effective January 17, 2023.

In reaching the decision to approve the Sub-Advisory Agreement, the Board considered and reviewed information about Los Angeles Capital, including its personnel, operations and financial condition, which had been provided by Los Angeles Capital. The Board also reviewed material furnished by the Manager (with the assistance of LPL Financial LLC), including: a memorandum from the Manager reviewing the Sub-Advisory Agreement and the various services proposed to be rendered by Los Angeles Capital; research and analysis concerning Manager’s proposal of Los Angeles Capital; a description of Los Angeles Capital’s proposed sub-advisory fees under the Sub-Advisory Agreement, along with fees that Los Angeles Capital charges other comparable investment companies or accounts; information concerning Los Angeles Capital’s organizational structure and the experience of its investment management personnel; a “due diligence” summary report describing various material items in relation to Los Angeles Capital’s personnel, organization and policies; a copy of Los Angeles Capital’s Form ADV brochure, summaries of Los Angeles Capital’s compliance policies and procedures and its Code of Ethics; and a copy of the Sub-Advisory Agreement.

In considering such materials, the Independent Trustees received assistance and advice from and met separately with independent counsel. In this regard, the Independent Trustees reviewed with independent legal counsel their duties and obligations in connection with the review of the Sub-Advisory Agreement and discussed, in detail, the matters related to such approval. The materials prepared by Manager specifically in connection with the approval of the Sub-Advisory Agreement were sent to the Independent Trustees in advance of the Meeting. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services to be provided by Los Angeles Capital, the Board specifically considered that the Sub-Advisory Agreement contains substantially similar provisions to those in the prior ClearBridge sub-advisory agreement, except for the provisions relating to the sub-advisory fees. The Board reviewed materials provided by Los Angeles Capital regarding the experience and qualifications of personnel who will be responsible for managing the portion of the Fund to be sub-advised by Los Angeles Capital. The Board also placed weight on the performance of a representative Los Angeles Capital portfolio that utilized the investment process and parameters that would be employed by Los Angeles Capital on behalf of its portion of the Fund (the “Los Angeles Capital Account”). The Board also considered that Los Angeles Capital would serve as a sub-adviser of the Fund with another sub-advisor, American Century. The Board considered the compatibility of the two sub-advisers’ investment philosophies and methodologies that they would each employ for the Fund. Lastly, the Board took into account that Los Angeles Capital uses a quantitative investment approach that seeks to generate excess returns by constructing risk-controlled portfolios that maintain exposures to improving fundamentals, appropriate valuations and characteristics favored in the then-current environment. Based upon these considerations, the Board was satisfied with the nature and quality of the overall services to be provided by Los Angeles Capital to the Fund and its shareholders and was confident in the abilities of Los Angeles Capital to provide quality services to the Fund and its shareholders.

Investment Performance. The Board reviewed information on the performance of the Los Angeles Capital Account over various time periods. The Board also reviewed a “combination analysis” showing various performance metrics that would have resulted from combining the performance of the Los Angeles Capital Account with the performance of American Century in managing its portion of the Fund over various time periods. The Board noted the Manager’s belief, based on the historical combination analysis, that the investment strategy to be employed by Los Angeles Capital on behalf of its sleeve of the Fund would be a good complement to the type of investment philosophy followed by American Century, and that Los Angeles Capital’s investment strategy would provide a better balance to American Century’s investment philosophy as compared the investment strategy utilized by ClearBridge. The Board believed such information and analysis evidenced the benefits to the Fund and quality of portfolio management services expected to be provided by Los Angeles Capital under the Sub-Advisory Agreement.

Sub-advisory Fees. In considering the appropriateness of the sub-advisory fees to be charged by Los Angeles Capital, the Board reviewed and considered the sub-advisory fees in light of the nature, extent and quality of the sub-advisory services to be provided by Los Angeles Capital, as more fully described above. The Board noted that Los Angeles Capital’s sub-advisory fees are paid by the Manager and are not additional fees borne by the Fund. The Board also noted that the sub-advisory fees to be paid by the Manager to Los Angeles Capital were the product of arms-length negotiations between the Manager and Los Angeles Capital, and the Board considered the allocation of the investment management fees charged to the Fund between the Manager and Los Angeles Capital in light of the nature, extent and quality of the investment management services provided, and to be provided by, the Manager and Los Angeles Capital. In particular, the Board was provided with a description of fees to be charged by Los Angeles Capital under the Sub-Advisory Agreement for the Fund, which showed them to be lower than the sub-advisory fees charged by ClearBridge under its sub-advisory agreement at the Fund’s current amount of assets under management. The Board considered the impact that the differences in fees would have on the Manager’s profitability, while also noting the current fee waiver that the Manager had put into effect for the Fund. The Board also was provided with information showing that Los Angeles Capital’s sub-advisory fees for the Fund were competitive with those charged by Los Angeles Capital to other comparable investment companies or accounts and was informed by the Manager that Los Angeles Capital’s sub-advisory fees were competitive with fees of other investment managers being considered as possible sub-advisors to the Fund. The Board also noted that the management fee paid by the Fund to the Manager would stay the same at current asset levels. Based upon such facts, the Board believed that the fees to be charged by Los Angeles Capital under the Sub-Advisory Agreement were acceptable in relation to the services to be provided.

Profitability, Economies of Scale and Fall-Out Benefits. Information about Los Angeles Capital’s profitability from its relationship with the Fund was not available because it had not begun to provide services to the Fund. The Trustees noted that economies of scale are shared with the Fund and its shareholders through investment management fee breakpoints so that as the Fund grows in size, its effective investment management fee rate declines, and they also noted that the Manager had put in place a fee waiver for the Fund that was currently in effect. The Board was also provided with information on potential fall-out benefits derived or to be derived by Los Angeles Capital in connection with its relationship to the Fund, such as soft dollar arrangements.

Board Consideration of Sub-Advisory Agreement with Great Lakes Advisors, LLC at Meeting Held March 8, 2023

At a meeting held on March 8, 2023 (the “Meeting”), the Board of Trustees (the “Board” or “Trustees”), including a majority of the Trustees who are not “interested persons” of Optimum Fund Trust (the “Trust”) or of Delaware Management Company (the “Independent Trustees”) approved a new sub-advisory agreement (the “Sub-Advisory Agreement”) between Delaware Management Company (“DMC” or the “Manager”) and Great Lakes Advisors, LLC (“Great Lakes”), under which Great Lakes would serve as a sub-advisor to Optimum Large Cap Value Fund (the “Fund”) after the Transaction (as defined below). The decision to approve a new Sub-Advisory Agreement for Great Lakes arose from a “change of control” of Rothschild & Co. (a prior sub-advisor to the Fund), under applicable provisions of the Investment Company Act of 1940, following the purchase of Rothschild & Co. by Wintrust Financial Corporation (collectively, the “Transaction”). As part of the Transaction, Rothschild & Co. was merged into Great Lakes, which is an investment adviser wholly-owned by Wintrust Financial Corporation. The Transaction closed on April 3, 2023 and Great Lakes began subadvising the Fund at that time. As part of the Transaction, Great Lakes represented to the Board that the existing portfolio management team and investment strategy for Rothschild & Co. would continue to be utilized by Great Lakes for the Fund after the Transaction.

Accordingly, in reaching the decision to approve the Sub-Advisory Agreement, the Board took into account information and materials furnished and discussed throughout the year at quarterly Board meetings with respect to Rothschild & Co., as well as information furnished specifically about Great Lakes, including its personnel, operations and financial condition. The Board also reviewed material furnished by DMC (with the assistance of LPL Financial LLC), including: a review of the investment performance of Rothschild & Co. on the portion of the Fund’s assets (i.e., sleeve of the Fund) it sub-advised; a memorandum from DMC reviewing the Sub-Advisory Agreement and the various services proposed to be rendered by Great Lakes; a description of Great Lakes’ proposed sub-advisory fees under the Sub-Advisory Agreement, along with fees that Great Lakes charges other comparable investment companies or accounts; information concerning Great Lakes’ organizational structure and the experience of its investment management personnel; a “due diligence” summary report describing various material items in relation to Great Lakes’ personnel, organization and policies; a copy of Great Lakes’ Form ADV brochure, summaries of Great Lakes’ compliance policies and procedures and its Code of Ethics; a copy of the Sub-Advisory Agreement; and materials specifically discussing the Transaction.

In considering such materials, the Independent Trustees received assistance and advice from and met separately with independent counsel. In this regard, the Independent Trustees reviewed with independent legal counsel their duties and obligations in connection with the review of the Sub-Advisory Agreement and discussed, in detail, the matters related to such approval. The materials prepared by Management specifically in

(continues)

Other Fund information

(Unaudited)

Optimum Fund Trust

Board Consideration of Sub-Advisory Agreement with Great Lakes Advisors, LLC at Meeting Held March 8, 2023 (continued)

connection with the approval of the Sub-Advisory Agreement were sent to the Independent Trustees in advance of the Meeting. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, Extent and Quality of Services. The Board reviewed materials provided by Great Lakes regarding the experience and qualifications of personnel who will be responsible for managing the portion of the Fund to be sub-advised by Great Lakes. In considering the nature, extent and quality of the services to be provided by Great Lakes, the Board specifically considered that the proposed Sub-Advisory Agreement between the Manager and Great Lakes is the same as the Sub-Advisory Agreement that was most recently executed by the Manager and Rothschild on September 26, 2016, except that it has been updated to reflect the ability to approve the Sub-Advisory Agreement at a non-in person Board meeting as permitted by the SEC. The Board put particular emphasis on the fact that Great Lakes represented that it intends to retain Rothschild’s existing portfolio management team (and its existing style and strategy) on the Fund after the acquisition. The Board also considered DMC’s opinion that the Transaction is not expected to have a material impact on the investment capabilities of the investment management team coming from Rothschild & Co. to Great Lakes or its ability to execute its stated investment process, and that DMC expects that Great Lakes should continue to operate and execute business functions in a manner consistent with Rothschild & Co.’s historical precedent. Based upon these considerations, the Board determined that the nature, extent and quality of the services to be provided by Great Lakes under the Sub-Advisory Agreement were satisfactory.

Investment Performance. The Board placed significant emphasis on Rothschild & Co.’s prior investment performance on its sleeve of the Fund. While consideration was given to performance reports and discussions throughout the year, particular attention in assessing performance was given to Rothschild & Co.’s performance on its portion of the Fund to date relative to the Fund’s peers and benchmark. The Board was satisfied with such performance. As noted above, the Board placed weight on Great Lake’s representation that there are no planned changes with respect to the personnel currently responsible for security selection and portfolio management of Rothschild & Co.’s portion of the Fund in connection with the Transaction. The Board believed such information and analysis evidenced the benefits to the Fund of approving Great Lakes as a sub-advisor and the high quality of portfolio management services expected to be provided by Great Lakes under the Sub-Advisory Agreement.

Sub-advisory Fees, Profitability, Economies of Scale and Fall-Out Benefits. The Board was provided with a description of the fees to be charged by Great Lakes under the Sub-Advisory Agreement, which showed them to be identical to the sub-advisory fees from the prior sub-advisory agreement with Rothschild & Co. for the Fund. The Board also was provided with information showing that Great Lakes’ fees were competitive with those charged by Great Lakes to other comparable investment companies or accounts. The Board was informed that Great Lakes may receive certain fall-out benefits in connection with their relationship with the Fund, such as soft-dollar arrangements. The Board also noted that the management fee paid by the Fund to DMC would stay the same at current asset levels, and that DMC’s profitability is not expected to be impacted at current asset levels following approval of the Great Lakes’ Sub-Advisory Agreement. The Board had also been previously provided with profitability information with respect to the portion of the Fund sub-advised by Rothschild & Co. The Trustees also noted that economies of scale are shared with the Fund and its shareholders through investment management fee breakpoints so that as the Fund grows in size, its effective investment management fee rate declines. Based upon such facts, the Board believed that the fees to be charged by Great Lakes under the Sub-Advisory Agreement were fair and reasonable in relation to the services being provided.

Form N-PORT and proxy voting information

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 914-0278; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Form N-PORT are available without charge on the Funds’ website at optimummutualfunds.com.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at optimummutualfunds.com/shareholder/proxy-voting-information; and (ii) on the SEC’s website at sec.gov.

(continues)

Board of trustees and officers addendum

Optimum Fund Trust

A mutual fund is governed by a Board of Trustees, which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers of the Trust with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEES

John Leonard[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 March 1960	Trustee, President, and Chief Executive Officer	Since March 9, 2023	Executive Director and Global Head of Equities – Macquarie Asset Management[3] (2017-Present) Head of Equities and Group Managing Director – UBS Asset Management (2008-2016)	6	None

Robert Pettman[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 June 1979	Trustee	Since June 21, 2019	Executive Vice President, Product and Platform Management — LPL Financial (Financial services) (2005-Present)	6	None

INDEPENDENT TRUSTEES

Kevin G. Chavers 100 Independence 610 Market Street Philadelphia, PA 19106-2354 August 1963	Trustee	Since August 26, 2021	Private Investor (2021-Present) Managing Director — BlackRock (Asset management) (2011-2021)	6	Director — Chimera Investment Corporation (2021-Present) Director —SMBC Americas Holdings, Inc. (2021-Present) Director — Toorak Capital Partners (2021-Present) Director — Freddie Mac (2022-Present)

Robert J. Christian 100 Independence 610 Market Street Philadelphia, PA 19106-2354 February 1949	Trustee	Trustee since November 1, 2007	Private Investor (2006-Present)	6	Trustee — FundVantage Trust (34 mutual funds) (2007-Present) Trustee — Third Avenue Trust (3 mutual funds) (2019-Present) Trustee — Third Avenue Variable Series Trust (1 mutual fund) (2019-Present)

Dianna Gonzales-Burdin 100 Independence 610 Market Street Philadelphia, PA 19106-2354 August 1961	Trustee	Since August 3, 2022	Private Investor (2021-Present) Managing Director — Strategic Investment Group (1991-2021)	6	Director — Heartland Funds (3 mutual funds) (2022-Present)

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Mark K. Hancock 100 Independence 610 Market Street Philadelphia, PA 19106-2354 February 1968	Trustee	Since August 3, 2022	President — The Glenmore Group LLC (2016-Present) Managing Director — Goldman Sachs Asset Management (2005-2015)	6	None

Durant Adams Hunter 100 Independence 610 Market Street Philadelphia, PA 19106-2354 November 1948	Trustee	Since July 17, 2003	Private Investor (2020-Present) Founder — Ridgeway Partners (Executive recruiting) (2004-2020)	6	None

Pamela J. Moret 100 Independence 610 Market Street Philadelphia, PA 19106-2354 February 1956	Chair and Trustee	Chair since January 1, 2022 and Trustee since October 1, 2013	Private Investor (2015–Present) Chief Executive Officer — brightpeak financial (2011-2015) Senior Vice President — Thrivent Financial for Lutherans (2002-2015)	6	Director — Blue Cross Blue Shield of Minnesota (2014-Present)

Stephen P. Mullin 100 Independence 610 Market Street Philadelphia, PA 19106-2354 February 1956	Trustee	Since July 17, 2003	Principal — Econsult Solutions, Inc. (2020-Present) President — Econsult Solutions, Inc. (2013-2020)	6	None

Edward Ramos 100 Independence 610 Market Street Philadelphia, PA 19106-2354 March 1967	Trustee	Since August 3, 2022	Private Investor (2022-Present) Head of External Advisors/Diversity Portfolio Management — New Jersey Division of Investment (2020-2022) Chief Investment Officer Fundamental Equities — Cornerstone Capital Management (2011-2017)	6	None

Robert A. Rudell 100 Independence 610 Market Street Philadelphia, PA 19106-2354 September 1948	Trustee	Since July 17, 2003	Private Investor (2002-Present)	6	Director and Independent Chairman — Heartland Funds (3 mutual funds) (2005-Present)

(continues)

Board of trustees and officers addendum

Optimum Fund Trust

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Susan M. Stalnecker 100 Independence 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since December 14, 2016	Senior Advisor — Boston Consulting Group (2016-Present) Vice President — Productivity & Shared Services — E.I. du Pont de Nemours and Company (2012-2016) Vice President and Treasurer — E.I. du Pont de Nemours and Company (2006-2012)	6	Trustee — Duke Health System (2010-Present) Director — Leidos (2016-Present) Director — Bioventus (2018-Present)

OFFICERS

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President and Secretary	Senior Vice President since May 2013; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Asset Management Public Investments.[3]	6	None[4]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 October 1972	Senior Vice President, Treasurer, and Chief Financial Officer	Treasurer since September 20, 2007; Senior Vice President and Chief Financial Officer since December 13, 2019	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management Public Investments.[3]	6	None[4]

A.G. Ciavarelli 100 Independence 610 Market Street Philadelphia, PA 19106-2354 July 1972	Senior Vice President, General Counsel, and Assistant Secretary	Senior Vice President and General Counsel since June 2021; Assistant Secretary since December 2004	A.G. Ciavarelli has served in various capacities at different times at Macquarie Asset Management Public Investments.[3]	6	None

[1]	The term “Fund Complex” refers to the Funds in the Optimum Fund Trust.
[2]	“Interested persons” of the Funds by virtue of their executive and management positions or relationships with the Fund’s service providers or sub-service providers.
[3]	Macquarie Asset Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[4]	Messrs. Connor and Geatens also serve in similar capacities for the Delaware Funds® by Macquarie, a fund complex that has the same manager, principal underwriter, and transfer agent as the Trust.

The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling your financial advisor or 800 914-0278.

This page intentionally left blank.

(2873003)	Cat.#157905 5/23
AR-901-0523	Printed in the USA

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Optimum Mutual Funds’ Internet Web site at www.optimummutualfunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a.        An understanding of generally accepted accounting principles and financial statements;

b.        The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c.        Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d.        An understanding of internal controls and procedures for financial reporting; and

e.        An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a.        Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b.        Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c.        Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d.        Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Robert J. Christian
Pamela J. Moret
Edward Ramos
Susan M. Stalnecker, Chair

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $173,792 for the fiscal year ended March 31, 2023.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $163,955 for the fiscal year ended March 31, 2022.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2023.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $2,050,189 for the registrant’s fiscal year ended March 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2022.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $1,134,001 for the registrant’s fiscal year ended March 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $31,853 for the fiscal year ended March 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2023.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $30,050 for the fiscal year ended March 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2022.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2023.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2022.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Optimum Fund Trust.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $9,044,000 and $9,044,000 for the registrant’s fiscal years ended March 31, 2023 and March 31, 2022, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a)       Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b)       Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits

(a)	(1)	Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

OPTIMUM FUND TRUST

/s/JOHN LEONARD
By:	John Leonard
Title:	President and Chief Executive Officer
Date:	June 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/JOHN LEONARD
By:	John Leonard
Title:	President and Chief Executive Officer
Date:	June 9, 2023

/s/DANIEL V. GEATENS
By:	Daniel V. Geatens
Title:	Chief Financial Officer
Date:	June 9, 2023